As filed with the Securities and Exchange Commission on February 10, 2026

Securities Act File No. 333-290337

Investment Company Act File No. 811-24121

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-2

REGISTRATION STATEMENT
UNDER THE SECURITIES ACT OF 1933 ☒

Pre-Effective Amendment No. 2 ☒

Post-Effective Amendment No. ___ ☐

And

REGISTRATION STATEMENT UNDER THE

INVESTMENT COMPANY ACT OF 1940 ☒

Amendment No. 2 ☒

Powerlaw Corp.

631 Folsom Street Ste A & B

San Francisco, California, 94107-3850

(Address of Principal Executive Offices)

(707) 653-6892

(Registrant’s Telephone Number, including Area Code)

Michael Dinsdale
631 Folsom Street Ste A & B

San Francisco, California, 94107-3850
(Name and Address of Agent for Service)

WITH COPIES TO:
Steven B. Boehm, Esq.
Owen J. Pinkerton, Esq.
Krisztina Nadasdy, Esq.
Eversheds Sutherland (US) LLP
700 Sixth Street, NW
Washington, DC 20001
Tel: (202) 383-0100
Fax: (202) 637-3593

THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE U.S. SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

Check box if the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans. ☐

Check box if any securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 (the “Securities Act”), other than securities offered in connection with dividend or interest reinvestment plans. ☒

Check box if this Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto. ☐

Check box if this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(c) under the Securities Act. ☐

Check box if this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act. ☐

It is proposed that this filing will become effective (check appropriate box):

☐     when declared effective pursuant to section 8(c) of the Securities Act.

Check each box that appropriately characterizes the Registrant:

☒     Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (the “Investment Company Act”)).

☐     Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the Investment Company Act).

☐     Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act).

☐     A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).

☐     Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).

☐     Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934).

☐     If an Emerging Growth Company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of the Securities Act.

☒     New Registrant (registered or regulated under the Investment Company Act for less than 12 calendar months preceding this filing).

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the U.S. Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED FEBRUARY 9, 2026

PRELIMINARY PROSPECTUS

Powerlaw Corp.

43,242,931 Shares of Common Stock

This prospectus (the “Prospectus”) relates to the registration of the resale of up to 43,242,931 shares of common stock of Powerlaw Corp. (the “Fund”) by the stockholders identified in this Prospectus (the “Selling Stockholders”). We have applied to list our common stock on The Nasdaq Global Market (the “Exchange”) under the symbol “PWRL.” The listing of our shares must be approved by the Exchange prior to any trading of our shares on the Exchange. Unlike an IPO, the resale by the Selling Stockholders is not being underwritten by an investment bank. A Selling Stockholder may, or may not, elect to sell its shares of common stock covered by this Prospectus, as and to the extent such Selling Stockholder may determine. Sales made by the Selling Stockholders, if any, will be made through brokerage transactions on the Exchange at prevailing market prices. See “Plan of Distribution.” If a Selling Stockholder chooses to sell its shares of common stock, we will not receive any proceeds from the sale of shares of common stock by the Selling Stockholder.

No established public trading market for our common stock currently exists and shares of our common stock have no history of trading in private transactions.

On the day that our shares of common stock are initially listed on the Exchange, the Nasdaq Stock Market LLC (“Nasdaq”) will begin accepting, but not executing, pre-opening buy and sell orders and will begin to continuously generate the indicative Current Reference Price (as defined below) on the basis of such accepted orders. During a 10-minute “Display Only” period, market participants may enter quotes and orders in shares of our common stock in Nasdaq’s systems and such information is disseminated, along with other indicative imbalance information, to Stifel, Nicolaus & Company, Incorporated (“Stifel”), and other market participants (including the other financial advisors) by Nasdaq on its NOII and BookViewer tools. Following the “Display Only” period, a “Pre-Launch” period begins, during which Stifel, in its capacity as our designated financial advisor to perform the functions under Nasdaq Rule 4120(c)(8), must notify Nasdaq that our shares are “ready to trade.” Once Stifel has notified Nasdaq that our shares of common stock are ready to trade, Nasdaq will calculate the Current Reference Price (as defined below) for our shares of common stock, in accordance with the Nasdaq’s rules. If Stifel then approves proceeding at the Current Reference Price, Nasdaq will conduct price validation checks in accordance with Nasdaq rules. As part of conducting its price validation checks, Nasdaq may consult with Stifel and other market participants (including the other financial advisors). Upon completion of such price validation checks, the applicable orders that have been entered will then be executed at such price and regular trading of our shares of common stock on the Nasdaq Global Market will commence. Under the Nasdaq rules, the “Current Reference Price” means: (i) the single price at which the maximum number of orders to buy or sell our shares of common stock can be matched; (ii) if more than one price exists under clause (i), then the price that minimizes the number of our shares of common stock for which orders cannot be matched; (iii) if more than one price exists under clause (ii), then the entered price (i.e. the specified price entered in an order by a customer to buy or sell) at which our shares of common stock will remain unmatched (i.e. will not be bought or sold); and (iv) if more than one price exists under clause (iii), a price determined by Nasdaq after consultation with Stifel, Stifel will exercise any consultation rights only to the extent that it may do so consistent with the anti-manipulation provisions of the federal securities laws, including Regulation M (to the extent applicable), or applicable relief granted thereunder. The registered stockholders will not be involved in Nasdaq’s price-setting mechanism, including any decision to delay or proceed with trading, nor will they control or influence Stifel in carrying out their roles as financial advisors. Stifel will determine when our shares of common stock are ready to trade and approve proceeding at the Current Reference Price primarily based on consideration of volume, timing, and price. In particular, Stifel will determine, based primarily on pre-opening buy and sell orders, when a reasonable amount of volume will cross on the opening trade such that sufficient price discovery has been made to open trading at the Current Reference Price. For more information, see the section titled “Plan of Distribution.”

We were organized as PowerLaw10, LLC, a Delaware limited liability company, on September 9, 2024. Effective September 5, 2025, we converted from a Delaware limited liability company to a Maryland corporation under the name Powerlaw Corp. Akkadian CEF Manager, LLC, a Delaware limited liability company is our investment adviser (the “Adviser”) and manages our investments subject to the supervision of our board of directors (the “Board” and each member a “Director”). On December 23, 2025, after obtaining the approval of stockholders, the Board approved and executed a reverse stock split whereby every twelve shares of common stock was changed into one share of common stock (the “Reverse Stock Split”). After the completion of the Reverse Stock Split, there were 43,242,931 shares of common stock outstanding.

We are a newly organized, externally managed, non-diversified closed-end management investment company that is registered as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). We intend to elect to be treated, and to qualify annually, as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”), for U.S. federal income tax purposes beginning with our taxable year ending September 30, 2026. As a registered investment company and a RIC, we will be required to comply with certain regulatory requirements.

Our investment objective is long-term capital appreciation. We seek to achieve our investment objective by investing in a concentrated portfolio of approximately 15 late-stage technology companies (our “Portfolio Companies”). In order to achieve exposure to Portfolio Companies, we will take a structure-agnostic approach to investing, and invest directly in the equity securities of Portfolio Companies, or invest indirectly through “equity-linked securities” such as forward contracts for future delivery of stock, swaps or other synthetic equity agreements, and purchases of units or other ownership of limited liability companies, limited partnerships, or other special purpose vehicles (“SPVs”) that serve to provide us with financial exposure to the equity of a Portfolio Company. Our indirect financial exposure will (a) rely upon the Fund’s contractual rights to the underlying Portfolio Companies’ securities or the Fund’s indirect ownership of the underlying Portfolio Companies’ securities via an interest in an SPV and (b) not provide for the direct ownership of the Portfolio Companies’ securities via their issuance directly to the Fund. In addition, we may purchase units or shares of private funds, including venture funds and private equity funds (each, a “Private Fund”), to gain direct and indirect economic exposure to private companies in the technology sector. We will seek to deploy capital primarily in the form of non-controlling equity and equity-linked investments in Portfolio Companies. See “Prospectus Summary – Investment Strategy and Types of Investments.”

Investing in our common stock involves a high degree of risk and is highly speculative. Before buying any shares of our common stock, you should read the discussion of the material risks of investing in our common stock in the “Risk Factors” section beginning on page 19 of the Prospectus. In addition, investors should observe the following:

●	Shares of closed-end investment companies frequently trade at a discount to their net asset values (“NAV”).

●	If shares of our common stock trade at a discount to our NAV, investors will face increased risk of loss.

●	We do not anticipate that we will pay distributions on a quarterly basis or become a predictable distributor of distributions, and we expect that our distributions, if any, will be less consistent than the distributions of other registered investment companies that primarily make debt investments.

●	There are significant potential risks associated with investing in late-stage technology companies that have complex capital structures, including limited financial resources, limited operating histories, limited publicly available information, dependence on management and talent efforts of a small group of people and the increased likelihood of unexpected problems in areas of product development, manufacturing, marketing, financial and general management. See “Risk Factors – Risks Associated with Our Investments.”

●	As part of our business strategy, we may borrow from and issue senior debt securities to banks, insurance companies and other lenders or investors. This constitutes leverage and may magnify the potential for gain or loss and may increase the risk of investment in our common stock. See “Risk Factors – Risks Related to Leverage.”

This Prospectus contains important information you should know before investing in our common stock. Please read this Prospectus before investing and keep it for future reference. We will also file periodic and current reports, proxy statements and other information about us with the U.S. Securities and Exchange Commission (the “SEC”). This information is available free of charge by contacting us at c/o Powerlaw Corp., 631 Folsom Street Ste A & B, San Francisco, California, 94107-3850, calling us at (707) 653-6892 or visiting our website located at www.pwrl.com. Information on our website is not incorporated into or a part of this Prospectus. The SEC also maintains a website at http://www.sec.gov that contains this information.

Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The date of this Prospectus is _________, 2026

We have not, and the Selling Stockholders have not, authorized anyone to give you any information other than in this Prospectus, and we take no responsibility for any other information that others may give you. We are not, and the Selling Stockholders are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information appearing in this Prospectus is accurate only as of the date on the front cover of this Prospectus. Our business, financial condition, results of operations and prospects may have changed since that date. We will update these documents to reflect material changes only as required by law.

PROSPECTUS SUMMARY

The Fund	The Fund is a recently-formed, externally managed, non-diversified, closed-end management investment company with limited operating history. Throughout this Prospectus, the Fund is referred to as the “Fund,” “we,” “us,” or “our.”

We were organized as PowerLaw10, LLC, a Delaware limited liability company, on September 9, 2024. Effective September 5, 2025, we converted from a Delaware limited liability company to a Maryland corporation under the name Powerlaw Corp.

On December 23, 2025, after obtaining the approval of stockholders, the Board approved and executed the Reverse Stock Split whereby every twelve shares of common stock was changed into one share of common stock. After the completion of the Reverse Stock Split, there were 43,242,931 shares of common stock outstanding.

Investment Adviser	The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and serves as the Fund’s investment adviser pursuant to an investment advisory agreement between the fund and the Adviser (the “Investment Advisory Agreement”). The Adviser is owned and controlled by Michael Dinsdale, its Chief Executive Officer, Peter Smith, its President and Chief Compliance Officer, and Benjamin Black, its Chief Investment Officer.

The Adviser is under common control with Akkadian Ventures, Inc. (“Akkadian”). Akkadian is controlled by its officers, Benjamin Black, Michael Dinsdale, and Peter Smith. Akkadian is an experienced venture capital and secondary investment firm with a proven 15-year track record of high-conviction investing, underpinned by a deep commitment to its investors and broader community. Akkadian is a recognized pioneer in direct secondary investments, option exercise loans, and company liquidity programs, with extensive experience in the private markets. The firm’s strategic evolution includes managing five growth-stage venture direct secondary strategies since 2011, most recently through Akkadian Ventures VI, LP ($276 million), as well as a seed-stage fund-of-funds strategy through RAISE.ai Ventures, LP ($55 million). Akkadian is the founder of the RAISE Global Conference, established in 2016, which maintains a curated network of over 3,000 general partners and 2,000 limited partners. Akkadian has 12 employees and is located in San Francisco, CA. As of September 30, 2025, Akkadian and its affiliates had over $1.2 billion in assets under management, which includes the Fund’s total assets of $417 million.

The Fund reflects Akkadian’s mission to democratize access to Silicon Valley’s premier technology investments. The Fund was built to provide investors with access to a carefully curated portfolio of what the Adviser believes to be leading private technology companies. The Fund enables investors to have exposure to what the Adviser believes are the leading private venture backed technology businesses, while having daily liquidity and quarterly transparency.

Because of Akkadian’s history, the Adviser’s management team has established relationships within the secondary ecosystem, and it intends to use those relationships to position the Fund as a preferred buyer for secondary market transactions (i.e., transactions in securities of private companies that are acquired other than from the issuer), which may give the Fund access to optimal terms and opportunities. By strategically targeting what the Adviser believes are transformative technology companies that are remaining private longer, the Fund serves as the critical bridge between private innovation and public capital, placing its investors at the forefront of market evolution and enabling them to participate in industry trends and opportunities for substantial value creation.

Akkadian and the Adviser’s personnel possess extensive expertise executing investments through various structures, including purchases of common and preferred equity securities, option exercise loans, forward contracts, and SPVs. Since inception, Akkadian’s experienced in-house team has successfully executed over 750 individual secondary transactions employing these methods. As of September 30, 2025, Akkadian manages five blind pool funds, one fund-of-funds, and many SPVs representing approximately $802 million in regulatory assets under management, which excludes the Fund’s total assets of $417 million as of that date. Across these vehicles (and excluding the Fund), Akkadian has deployed capital into 111 distinct portfolio investments, resulting in 52 exits, both fully and partially realized. Importantly, throughout its history, Akkadian has never experienced a counterparty default or failure to honor transactional commitments.

Under the Investment Advisory Agreement, commencing upon the date that this registration statement is declared effective by the SEC (the “Effective Date”), we will pay the Adviser a management fee, payable quarterly, in an amount equal to 2.50% of the Fund’s average gross assets at the end of the two most recently completed calendar quarters (the “Management Fee”). For purposes of the Investment Advisory Agreement, the term “gross assets” includes assets purchased with borrowed funds. Prior to the Effective Date, the Adviser will not charge a Management Fee.

The Adviser’s investment committee (the “Investment Committee”) is currently comprised of Benjamin Black and Michael Dinsdale and is supported by members of the Adviser’s senior executive team. The Investment Committee is responsible for selecting and evaluating all investment opportunities on behalf of the Fund. The Investment Committee’s members may change from time to time as designated by the Adviser.

Investment Objective	The Fund’s investment objective is long-term capital appreciation. The Adviser believes that a select number of technology companies possess the potential to become generational leaders, significantly shaping global markets and economies over extended periods. These companies are creating new markets, such as Space or Artificial Intelligence, or are disrupting existing markets such as FinTech or Software. Emerging technologies, such as artificial intelligence, are accelerating transformative changes across industries. These companies have reached scale once reserved for the public markets. They are led by strong founders who are building these businesses for the long term. However, due to evolving dynamics within the global capital markets, these high-potential companies are increasingly electing to remain private for longer durations, limiting access for most investors around the globe.

The Adviser believes there are only a limited number of vehicles for investors seeking exposure to these select private generational technology companies today, and none that bring the Fund’s unique blend of size, exposure to proven and tenured leaders in key and emerging technology sectors, and the Adviser’s knowledge of and access to investment opportunities that fit with the Fund. The Fund will further differentiate itself from other private technology investment vehicles by strategically concentrating its holdings in the smallest number of generational companies permitted by applicable regulations. By maintaining a highly concentrated portfolio, typically consisting of approximately 15 material positions that create exposure to significant late-stage private technology companies, the Adviser seeks to optimize the Fund’s potential for outsized investment returns. A material position is a position that comprises more than 1.5% of the Fund’s total investment cost, excluding cash and cash equivalents (including U.S. Treasury bills and similar instruments).

The Adviser believes that the Fund is ideally positioned to deliver on its investment objective for several key reasons:

●	Access to private technology markets through an investment vehicle providing public market liquidity for private market exposure;

●	Curated portfolio of late-stage, next-generation private technology leaders previously inaccessible to most investors;

●	Portfolio constructed and managed by seasoned venture capital investors with 15-year track record successfully accessing secondary investment opportunities; and

●	Focused strategy and analytical approach leveraging the Adviser’s expertise to target the most validated, high-potential companies.

There can be no assurance that our investment objective will be achieved or that our investment program will be successful. Our investment objective may be changed by our Board without prior stockholder approval.

Investment Strategy and Types of Investments	In the venture capital asset class, returns are characterized by a “power law” distribution, in which a small number of portfolio companies, comprising approximately 10% of portfolio investments, generate a disproportionate share of overall investment gains. While many early- and growth-stage companies may fail or deliver modest returns, this limited subset—often referred to as “outliers”—can achieve exceptional outcomes and materially impact the performance of a portfolio. The Fund’s strategy is designed to identify companies that have demonstrated their outlier potential and concentrate exposure in them, as the Adviser believes that meaningful participation in a small number of transformative private technology companies offers the most compelling opportunity for long-term capital appreciation. The name of the Fund - Powerlaw - emphasizes this well documented fact about venture capital returns.

Our core investment themes specifically target sectors that the Adviser believes are poised for transformative growth, including next-generation dominant enterprise SaaS platforms, leading consumer platforms, modern aerospace and defense technologies, and companies at the forefront of artificial intelligence innovation. This thematic and concentrated approach positions the Fund to capitalize on substantial growth opportunities in these rapidly evolving sectors.

Investment Criteria

The Fund’s investment strategy focuses on identifying and investing in select outlier companies by leveraging the extensive experience of the Adviser’s personnel and Akkadian’s position in the venture capital ecosystem. We specifically will target a small group of companies characterized by:

●	Exceptional revenue scale within the venture capital ecosystem, typically generating annual revenues exceeding $500 million, although in limited circumstances we will consider companies at all stages of development.
●	Market capitalization surpassing $5 billion, with a focus on companies with more than $10 billion of market capitalization.
●	Globally recognized and respected brand identities.
●	Significant and durable competitive advantages with the potential to compound growth for many years.
●	A track record of raising substantial capital, typically in excess of $500 million, from highly regarded venture capital institutions.
●	Consistent and sustained annual revenue growth exceeding 20% in large and growing addressable markets.
●	Demonstrated robust investor demand in the top decile of companies within secondary market marketplaces.
●	Potential to be durable, high-performance public companies.

The aforementioned criteria represent desired targets. We cannot guarantee that all of the Fund’s Portfolio Companies will meet the desired targets.

Late-stage technology companies are increasingly choosing to delay initial public offerings (“IPOs”) and remain private for extended periods. This shift is driven by several key factors, including abundant private market capital, allowing these companies to raise significant funds without the regulatory scrutiny and public reporting requirements that accompany an IPO. Remaining private enables them to focus more strategically on long-term growth initiatives without the pressure to meet short-term earnings targets. Additionally, private companies can maintain greater confidentiality regarding proprietary technology and business strategies, thereby protecting their competitive advantages. Furthermore, liquidity solutions such as secondary market transactions provide early investors and employees with partial liquidity, reducing the urgency of public market access. Collectively, these factors encourage leading technology companies to delay public listings, resulting in prolonged periods of private operation and larger valuations before entering public markets. The Fund is designed to provide access to these companies at a relatively early stage of their growth and value creation trajectory.

Once the Adviser identifies the outlier companies, the Adviser then conducts a rigorous due diligence process. The Adviser analyzes financial performance using publicly available information, secondary market pricing, interviews with industry experts and former employees, reviews of capitalization structures and analyses of the company’s addressable market and competitive threats.

This disciplined selection approach positions the Fund to capture value from companies that the Adviser believes are poised to deliver substantial, long-term returns to our investors.

Investment Structures

As certain companies grow and experience significant increased value while remaining private, employees and other stockholders may seek liquidity by selling shares directly to a third party or to a third party via a secondary marketplace. Sales of shares in private companies are typically governed by contractual transfer restrictions and may be further restricted by provisions in company charter documents, investor rights of first refusal and co-sale and company employment and trading policies. The Adviser believes that the reputation of its investment professionals within the industry and established track record of secondary investing affords it a favorable position when seeking approval for a purchase of shares subject to such limitations.

Direct equity investments. We will seek direct investments in private companies. There is a large market among emerging private companies for equity capital investments. We will seek to be a source of such equity capital as a means of investing in these companies and look for opportunities to invest alongside other venture capital and private equity investors with whom we have established relationships.

Private secondary marketplaces and direct share purchases. Over the past 15 years, Akkadian has developed relationships with over 40 brokers who provide it and its affiliated entities access to various opportunities. In addition, the Adviser may use private secondary marketplaces such as Hiive Markets Limited, Forge Securities LLC, NPM Securities, LLC, and Zanbato Securities LLC, which have registered with the SEC’s Alternative Trading System by filing a Form ATS with the SEC and which are registered broker-dealers and FINRA members as reported by FINRA’s Brokercheck online service. Such private secondary marketplaces are used to source introductions to potential sellers of (i) equity and equity-related interests in privately held companies that meet the Adviser’s investment criteria and (ii) equity interests in SPVs that provide indirect access to equity and equity-related interests in privately held companies that meet the Adviser’s investment criteria. Upon receiving such introductions via the private secondary marketplaces, the Adviser (a) negotiates, documents, and closes the transactions directly with the sellers or via the corresponding private secondary marketplace and (b) if applicable pays a commission to the private secondary marketplace. The Fund will also purchase shares directly from stockholders, including current or former employees, of privately-held companies that meet the Adviser’s investment criteria, by leveraging Akkadian’s relationships at the target companies in the broader venture capital community.

The Fund will seek to deploy capital primarily in the form of non-controlling equity and equity-linked investments in Portfolio Companies. The term “equity” includes common shares, preferred shares, and convertible securities. The term “equity-linked security” includes securities, the returns on which are linked to the performance of an equity security.

The Fund seeks to invest directly in the equity securities of Portfolio Companies, however, in order to increase its access to Portfolio Companies, the Fund may also invest in (i) SPVs and similar investment structures, (ii) forward contracts for future delivery of stock, swaps or other synthetic equity agreements, and (ii) Private Funds to gain diversified exposure to Portfolio Companies or to obtain co-investment opportunities from Private Fund managers. In addition, the Fund may purchase equity interests in SPVs in secondary transactions. The Fund may invest in Portfolio Companies through secondary purchases and exchanges from selling stockholders of such companies and direct purchases from such Portfolio Companies.

The Fund may make certain investments through one or more SPVs typically organized as limited liability companies or limited partnerships. Certain SPVs in which the Fund may invest are wholly-owned and solely controlled by the Fund and were (or in the future may be) formed to manage investments with increased flexibility, simplify transfers of economic interests, and mitigate investment-specific risks. Wholly-owned SPVs are consolidated with the Fund for purposes of financial reporting, and, on a consolidated basis with the Fund, will be compliant with Section 8, Section 17 and Section 18 of the 1940 Act. The Fund has (and may in the future) invest in SPVs, which are controlled by an external manager, but for which the Fund has special rights, such as information rights, rights to approve purchases or dispositions of assets, and rights to approve the admission of additional investors, pursuant to the SPV’s governing documents. The Fund has (and may in the future) invest in SPVs that are controlled by an external manager and for which the Fund has no such special rights.

See “Current Portfolio” for the percentage of the Fund held in each type of SPV.

Investors in the Fund gain economic participation in underlying SPV investments indirectly through their investment in the Fund. The Fund is subject to the governing documents and the terms specific to each SPV.

Investors should be aware that the use of SPVs introduces additional layers of structural complexity, and potential risks related to liquidity, transparency, and valuation may exist. Investments through SPVs may also result in layered fees and additional indirect costs for stockholders. See “Risk Factors - There are risks associated with investing in SPVs or similar investment structures, including that the Fund will bear its pro rata portion of expenses on investments in SPVs and will have no direct claim against underlying Portfolio Companies.”

In limited circumstances, certain investments of the Fund may be structured through a multi-layer special purpose vehicle (“Multi-Layer SPV”). Under this arrangement, the Fund initially invests in an intermediary vehicle, typically organized as a limited liability company or limited partnership. That intermediary vehicle may invest directly in a single-tier special purpose entity (the “Primary SPV”), which directly owns securities of the underlying portfolio company or may invest in additional intermediary vehicles, which ultimately invest directly in a Primary SPV.

The Multi-Layer structure facilitates efficient management of investment terms, eases compliance with transfer restrictions and regulatory requirements, and tax optimization. Specifically, it provides the Fund with increased flexibility to participate in complex secondary market transactions, manage liquidity events, accommodate investor-specific regulatory constraints, and optimize capital calls and distributions.

The Fund retains economic exposure to the underlying portfolio investments through its ownership of interests in the Primary SPV, subject to the terms and agreements governing the respective SPVs. Investors in the Fund should carefully consider the additional structural complexity and potential risks arising from such arrangements. See “Risk Factors.”

To the extent that the Fund invests in Private Funds, investors should be aware that investing in Private Funds introduces additional layers of structural complexity, and potential risks related to liquidity, transparency and valuation. Investments in Private Funds also may result in additional indirect costs for stockholders. See “Risk Factors – Investments in Private Funds may involve significant risks, including that the Adviser will have no control over the investments of the Private Fund and the Fund will bear its pro rata portion of expenses on investments in Private Funds.”

See “Current Portfolio” for the percentage of the Fund held in each type of investment.

Portfolio Construction

The Fund is designed to provide access to what the Adviser believes are the highest quality and highest-potential privately held technology companies. To optimize for our long-term capital appreciation objective, we intend to construct our portfolio to achieve maximum allowable concentration consistent with the diversification requirements applicable to regulated investment companies (“RICs”) for U.S. federal income tax purposes. We anticipate allocating our largest positions to the two companies that we believe possess the strongest long-term growth potential, with these two holdings each representing up to 25% of the Fund’s assets. Our remaining positions are expected to individually range from approximately 1% to 10% of the portfolio.

These allocations are based on our assessments of our Portfolio Companies and the availability of exposure to them. We cannot guarantee that we will be able to maintain such allocations.

Once we have established an initial position in a Portfolio Company, we may choose to increase our stake through subsequent purchases, to the extent permitted by RIC diversification rules. Maintaining a concentrated portfolio is a key to our success, and as a result we constantly evaluate the composition of our investments and our pipeline to ensure we are exposed to the strongest companies within our target segments.

The Adviser’s primary strategy is to invest in the equity securities of Portfolio Companies and to hold such securities until a liquidity event with respect to such Portfolio Company occurs, such as an IPO or a merger or acquisition transaction. Notwithstanding the foregoing, if the Adviser believes it to be in the best interest of the Fund, the Fund may (i) continue to hold securities of a Portfolio Company following a liquidity event and any subsequent lockup period until such time that the Adviser determines to sell the securities, or (ii) sell such securities prior to the occurrence of a liquidity event. The late-stage Portfolio Companies in which the Fund invests are generally expected to have a liquidity event within one to six years of such securities purchase by the Fund, and the Adviser takes the expected timing of any such event into consideration when it is making investment decisions on behalf of the Fund. The timing of liquidity events, however, is difficult, if not impossible, to predict with accuracy.

The Fund expects that most of its investments will be made in U.S. domestic Portfolio Companies (i.e., companies organized in the United States), but it is not prohibited from investing in Portfolio Companies organized in foreign jurisdictions, including those organized in emerging market countries. The Fund defines emerging market countries to mean countries included in the MSCI Emerging Markets Index.

The Fund primarily invests in securities of issuers involved primarily in technology, software, artificial intelligence, digital media, internet services, semiconductor manufacturing, communications equipment, information technology, and related industries. The Fund’s policy of concentrating in the groups of industries in the technology sector increases its exposure to the economic, regulatory, and competitive risks associated with this sector.

The Adviser expects that the Fund’s holdings of equity securities may require several years to appreciate in value, and there can be no assurance that such appreciation will occur. Due to the illiquid nature of most of the Fund’s investments and transfer restrictions that equity securities are typically subject to, the Fund may not be able to sell these securities at times when the Fund deems it necessary to do so, or at all. The equity securities in which the Fund invests will often be subject to drag-along rights, which permit a majority stockholder in the company to force minority stockholders to join a company sale (which may be at a price per share lower than our initial purchase price). In addition, the Fund will often be subject to lock-up provisions that prohibit the Fund from selling its equity investments into the public market for specified periods of time after an IPO of a Portfolio Company, typically 180 days. As a result, the market price of securities that the Fund holds may decline substantially before the Fund is able to sell these securities following an IPO. In addition, many of our investments are made in SPVs that require the approval of an external manager to transfer our interests or obtain stock following an IPO. We do not control the timing of cash or stock distributions from all of the external managers.

For a complete discussion of the risks involved with the Fund’s investments, please read the section entitled “Risk Factors.”

Current Portfolio	As of December 31, 2025, our investment portfolio consists of approximately $355 million (at cost) in 18 portfolio companies of which 15 are material, and 99% of our investments provide direct and indirect exposure to private issuers engaged in the broader technology industry. With respect to the investment structures as of December 31, 2025, 13% of dollars invested are direct purchases of common or preferred shares, 21% are in SPVs, which are solely controlled by the Fund, 35% are in SPVs, which are controlled by an external manager and in which the Fund has special governance rights pursuant to the SPV’s governing documents, 30% are in SPVs, which are controlled by an external manager and in which the Fund has no such special governance rights, less than 1% are invested in option exercise loans, and 1% are in forward contracts that involve the future delivery of shares of a portfolio company upon such securities becoming freely transferable or upon the removal of restrictions on transfer. Approximately 54% of our portfolio was acquired through secondary purchases.

Investment Process	The Adviser uses its own extensive network, internal research and analysis to identify Portfolio Companies that satisfy its investment criteria. The Adviser’s internal research and analysis leverages insights from diverse sources, including external research and industry relationships to identify and take advantage of trends that have ramifications for individual companies or entire industries.

Once a Portfolio Company is identified, the Adviser performs extensive due diligence on that company. The Adviser assesses key indicators of each company’s health and growth among several other factors. Indicators that will be used include the company’s total addressable market, market growth rate, recent financing rounds, company growth rate, competitive positioning, business model, network effects and economies of scale, any regulatory and legal concerns, as well as other indicators that may be strongly correlated with higher or lower valuations.

As part of the due diligence process, the Adviser will also review the transparency of financial disclosures, structure of contemplated transactions (including class of stock being purchased), recent and historical secondary market transaction pricing, and other investment-specific due diligence.

For each potential transaction, the Adviser conducts a comprehensive counterparty diligence process designed to mitigate risks and ensure clarity of ownership. Leveraging Akkadian’s 15 years of industry experience, the Adviser prioritizes sourcing opportunities from trusted and well-established channels. When evaluating investments involving SPVs or other external entities, the Adviser’s due diligence includes an in-depth review of all legal and transaction-related documentation, an assessment of the general partner’s management capabilities and track record, thorough reference checks, and verification of ownership. For transactions directly involving individuals, the Adviser’s process further incorporates background and credit checks, reviews of all relevant option documents—including option grant agreements, proof of exercise, and share certificates—and, where possible, personal reference checks. The objective of the Adviser’s rigorous diligence approach is to fully understand the Fund’s counterparties and proactively mitigate any potential issues related to future share redemption or ownership disputes. This process is managed by Peter Smith, who acts as the Adviser’s general counsel. He is also a co-founder of Akkadian and has been in this role for 15 years.

After making an investment, the Adviser will monitor the financial trends of the Portfolio Company to assess the Fund’s exposure to individual companies as well as to evaluate overall portfolio quality. The Adviser will establish valuation targets at the portfolio level and for gross and net exposures with respect to specific companies and industries within the Fund’s overall portfolio. If a company is underperforming, the Adviser may decide to sell the Fund’s interest in the private markets, and may realize a loss. If such a sale occurs, the Adviser will, in a reasonable period of time, add a new company to the portfolio.

Proposed Ticker Symbol on Exchange	“PWRL”

Distributions	The timing and amount of our distributions, if any, will be determined by our Board. Any distributions to our stockholders will be declared out of assets legally available for distribution. As we primarily focus on making investments in equity securities that provide opportunity for capital gains, we do not anticipate that we will pay distributions on a quarterly or other basis or become a predictable distributor of distributions, and we expect that our distributions, if any, will be less consistent than the distributions of registered investment companies that primarily make debt investments. The specific tax characteristics of our distributions will be reported to stockholders after the end of the calendar year. See “Distributions.” To qualify as a RIC, we must make certain distributions. See “Certain U.S. Federal Income Tax Considerations — Taxation as a Regulated Investment Company.”

Taxation	We intend to elect to be treated as a RIC for U.S. federal income tax purposes beginning with our taxable year ending September 30, 2026, and we intend to operate in a manner so as to continue to qualify for the tax treatment applicable to RICs. Our tax treatment as a RIC will enable us to deduct qualifying distributions to our stockholders, so that we will be subject to U.S. federal income tax only in respect of earnings that we retain and do not distribute.

To maintain our status as a RIC, we must, among other things:

●	derive in each taxable year at least 90% of our gross income from dividends, interest, gains from the sale or other disposition of stock or securities and other specified categories of investment income; and
●	maintain diversified holdings.

In addition, to receive tax treatment as a RIC, we generally must timely distribute (or be treated as distributing) in each taxable year dividends for U.S. federal income tax purposes equal to at least the sum of (i) 90% of our investment company taxable income and (ii) 90% of our net tax-exempt income for that taxable year.

As a RIC, we generally will not be subject to U.S. federal income tax on our investment company taxable income and net capital gains that we timely distribute to stockholders. We will be subject to U.S. federal income tax imposed at corporate rates on our investment company taxable income and net capital gains that we do not distribute to stockholders. If we fail to distribute a sufficient amount of our investment company taxable income or net capital gains on a timely basis, we may be subject to a nondeductible 4% U.S. federal excise tax. We may choose to retain all or a portion of our net capital gains or a portion of our income and pay the resulting U.S. federal income tax on such income or gains. See “Distributions” and “Certain U.S. Federal Income Tax Considerations.”

Leverage	We may use leverage to the extent permitted by the 1940 Act. We are permitted to obtain leverage using any form of financial leverage instruments, including funds borrowed from banks or other financial institutions, margin facilities, notes or preferred stock and leverage attributable to reverse repurchase agreements or similar transactions. We may further increase our leverage through entry into a credit facility or other leveraging instruments. Instruments that create leverage are generally considered to be senior securities under the 1940 Act. With respect to senior securities that are stocks (i.e., shares of preferred stock), we are required to have an asset coverage of at least 200%, as measured at the time of the issuance of any such shares of preferred stock and calculated as the ratio of our total assets (less all liabilities and indebtedness not represented by senior securities) over the aggregate amount of our outstanding senior securities representing indebtedness plus the aggregate liquidation preference of any outstanding shares of preferred stock. With respect to senior securities representing indebtedness (i.e., borrowing or deemed borrowing), other than temporary borrowings as defined under the 1940 Act, we are required to have an asset coverage of at least 300%, as measured at the time of borrowing and calculated as the ratio of our total assets (less all liabilities and indebtedness not represented by senior securities) over the aggregate amount of our outstanding senior securities representing indebtedness.

On December 31, 2025, the Fund entered into a senior secured credit agreement (the “Credit Agreement”) with Stifel Bank (“Stifel Bank”), which will expire on December 31, 2027. Subject to the terms of the Credit Agreement, the Fund may borrow up to an aggregate amount of $20,000,000 (the “Credit Facility”). Interest accrues on principal drawn under the Credit Facility, which is payable on each loan maturity date. The interest rate is the Prime Rate, as of the date of funding (6.75% at December 31, 2025) plus 1.00%. The Fund will pay a 0.25% commitment fee on the maturity date equal to the difference between the average commitment amount and the average daily balance of the principal borrowed. The Fund intends to use the Credit Facility for short term borrowing needs, and does not intend to make investments using funds borrowed under the Credit Facility. As of February 9, 2026 the Fund had $20,000,000 available to be borrowed and $0 outstanding borrowings under the Credit Facility.

Distribution Reinvestment Plan	We have adopted an “opt out” distribution reinvestment plan for our stockholders. As a result, if we declare a cash distribution or other distribution, each stockholder that has not “opted out” of our distribution reinvestment plan will have their distributions or distributions automatically reinvested in additional shares of our common stock rather than receiving cash distributions.

Stockholders who receive distributions and other distributions in the form of shares of common stock generally are subject to the same U.S. federal tax consequences as stockholders who elect to receive their distributions in cash; however, since their cash distributions will be reinvested, those stockholders will not receive cash with which to pay any applicable taxes on reinvested distributions. See “Distribution Reinvestment Plan.”

Administrator	Paralel Technologies LLC serves as the administrator of the Fund pursuant to a fund administration services agreement.

Custodian, Transfer and Dividend Paying Agent and Registrar	U.S. Bank National Association serves as our custodian. Continental Stock Transfer & Trust Company serves as our transfer and dividend paying agent and registrar. See “Custodian, Transfer and Dividend Paying Agent and Registrar.”

Summary Risk Factors	There is no assurance that the Fund will meet its investment objective. The value of your investment in the Fund, as well as the amount of return you receive on your investment in the Fund, may fluctuate significantly. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. Therefore, you should consider carefully the following risks before investing in the Fund. Please refer to the section of the Prospectus titled “Risk Factors” for a more detailed discussion of the principal risk factors related to the Fund.

Risks Related to Our Business and Our Structure

●	The Fund is a newly formed entity with limited operating history as a closed-end management investment company.
●	The Fund may lack investment diversification and is subject to greater risk than a broadly diversified fund.
●	Adverse market conditions may have a material adverse impact on the Fund’s Portfolio Companies and the Fund’s returns.
●	Political, social and economic uncertainty risks could have a material adverse effect on the Fund.
●	A cyber-attack could have a material adverse effect on the Fund.
●	The U.S. has recently enacted and proposed to enact significant new tariffs, which may adversely affect the business of the Fund’s Portfolio Companies.
●	The loss of the services of any key personnel could have a material adverse effect on the Adviser and materially adversely affect the Fund’s financial condition and results of operations.
●	The Adviser is newly formed and does not have experience managing a registered investment company.
●	The Fund’s financial condition and results of operations depend on its ability to achieve its investment objective.
●	The Fund will likely experience fluctuations in its quarterly results, and it may be unable to replicate past investment opportunities or make the types of investments it has made to date in future periods.
●	The Fund operates in a highly competitive market for direct equity investment opportunities. If the Fund is unable to make investments, it may have an adverse effect on its performance.
●	There are significant potential conflicts of interest which could impact the Fund’s investment returns and limit the flexibility of its investment policies.
●	In the event the value of your investment declines, the Management Fee will still be payable.
●	Changes in laws or regulations governing the Fund’s operations may adversely affect its business.
●	The transparency of the Fund’s performance reporting may indirectly increase the difficulty of investing in certain Portfolio Companies.
●	The Adviser has full discretion over the Fund’s portfolio, and the Fund’s stockholders are not involved in investment decisions.
●	Our investment portfolio will be recorded at fair value as determined in good faith in accordance with procedures established by our Board and, as a result, there is and will be uncertainty as to the value of our portfolio investments.
●	Our ability to enter into transactions with our affiliates is restricted.
●	Our Board may change our non-fundamental investment policies and our investment strategies without prior notice or stockholder approval, the effects of which may be adverse.
●	The Fund has indemnification obligations.

Risks Related to Our Investments

●	There are risks inherent in investing in venture-backed companies.
●	The Fund’s investments in Portfolio Companies may be extremely risky, and the Fund could lose all or part of its investments.
●	There are risks associated with investing in SPVs or similar investment structures, including that the Fund will bear its pro rata portion of expenses on investments in SPVs and will have no direct claim against underlying Portfolio Companies.
●	Investments in Private Funds may involve significant risks, including that the Adviser will have no control over the investments of the Private Fund and the Fund will bear its pro rata portion of expenses on investments in Private Funds.
●	The Fund may invest in forward contracts, which involve certain risks.
●	Indirect investments in Portfolio Companies involve substantial risks, including that the Portfolio Company may not recognize our investment, and actively seek to obstruct it.

●	There are significant potential risks relating to investing in securities traded on private secondary marketplaces.
●	Secondary investments purchased at a negotiated discount may result in unrealized gains.
●	The Fund may not realize gains from its investments, may be compelled to liquidate its investments at a loss as a result of the actions of majority stockholders and, because certain of the Portfolio Companies may incur substantial debt to finance their operations, the Fund may experience a complete loss on its investment in the event of a bankruptcy or liquidation of any of the Portfolio Companies.
●	Because the Fund’s investments are generally not in publicly traded securities, there will be uncertainty regarding the fair market value of its investments, which could adversely affect the determination of the Fund’s NAV.
●	The lack of liquidity in, and potentially extended holding period of, many of the Fund’s investments may adversely affect its business and will delay any distributions of any gains.
●	Technology-focused companies in which the Fund invests are subject to many risks, including volatility, intense competition, decreasing life cycles, product obsolescence, changing consumer preferences, and periodic downturns.
●	Due to transfer restrictions and the illiquid nature of the Fund’s investments, the Fund may not be able to purchase or sell its investments when it determines to do so.
●	The Fund may be subject to lock-up provisions or agreements that could prohibit it from selling its investments for a specified period of time.
●	There are significant potential risks relating to holding Portfolio Company securities following an IPO.
●	There are uncertainties regarding the tax treatment of certain of the Fund’s investments.
●	The Fund will generally not hold a controlling interest in any of its Portfolio Companies.
●	Investments in foreign companies may involve significant risks in addition to the risks inherent in U.S. investments.
●	The Fund’s ability to make follow-on investments may be limited.

Tax Risks

●	We will be subject to U.S. federal income tax imposed at corporate rates on our income and gains if we are unable to qualify as a RIC.
●	We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.
●	If we are not treated as a “publicly offered regulated investment company,” certain stockholders will be treated as having received certain income and their allocable share of expenses, which may not be deductible.
●	We cannot predict how new tax legislation will affect us, our investments, or our stockholders, and any such legislation could adversely affect our business.

Risks Related to Leverage

●	We may borrow money, which may magnify the potential for loss and may increase the risk of investing in us.
●	Regulations governing our operation as a registered closed-end management investment company affect our ability to raise additional capital and the way in which we do so. The raising of debt capital may expose us to risks, including the typical risks associated with leverage.

Risks Related to the Listing of Our Shares

●	Our direct listing differs significantly from listings arising from an underwritten IPO.
●	Our stock price may be volatile, and could decline significantly and rapidly.
●	An active, liquid, and orderly market for our common stock may not develop or be sustained. You may be unable to sell your shares of common stock at or above the price at which you purchased them.

Risks Related to Our Securities and This Offering

●	Common stock of closed-end management investment companies has in the past frequently traded at discounts to their NAVs, and we cannot assure you that the market price of our shares will not decline below our NAV per share.

See “Risk Factors” section beginning on page 19 of this Prospectus and other information included in this Prospectus for additional discussion of factors you should consider before deciding to invest in our securities.

FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that you will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. The expenses shown in the table under “Annual expenses” are based on estimated amounts for our current fiscal year. The following table should not be considered a representation of our future expenses. Actual expenses may be greater or less than shown. Except where the context suggests otherwise, whenever this Prospectus contains a reference to fees or expenses paid by “us” or “the Fund” or that “we” will pay fees or expenses, you will indirectly bear these fees or expenses as an investor in the Fund.

Annual expenses	Percentage of Net Assets Attributable to Common Stock
Management Fee	2.50	%(1)
Interest Payments on Borrowed Funds	0.00	%(2)
Acquired Fund Fees and Expenses	0.00	%(3)
Other Expenses	1.13	%(4)
Total Annual Expenses	3.63	%(4)

(1)	Under the Investment Advisory Agreement, commencing upon the Effective Date, we will pay the Adviser a Management Fee, payable quarterly, in an amount equal to 2.50% of our average gross assets at the end of the two most recently completed calendar quarters. For purposes of the Investment Advisory Agreement, the term “gross assets” excludes cash and cash equivalents but includes assets purchased with borrowed funds. Prior to the Effective Date, the Adviser will not charge a Management Fee. The Management Fee reflected in the table is estimated for the Fund’s first year of operations following the Effective Date. Additionally, this estimate is calculated by determining the ratio that the Management Fee bears to our net assets attributable to common stock (rather than our gross assets).

(2)	The Fund may borrow funds to make investments or for other purposes. The costs associated with any borrowings will be indirectly borne by stockholders. The Fund currently has a Credit Facility with Stifel Bank. The Fund intends to use the Credit Facility for short term borrowing needs, and does not intend to make investments using funds borrowed under the Credit Facility. The Fund estimates that interest payments on the Credit Facility for the Fund’s current fiscal year will be less than one basis point based on anticipated usage of the Credit Facility throughout the year.

(3)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The amounts under this line item are estimated for the current fiscal year and estimated to be less than 1 basis point. Therefore, any such estimated amounts are included in other expenses.

(4)	Other expenses include, but are not limited to, accounting, legal and auditing fees of the Fund, organizational costs, expenses related to the Fund’s distribution reinvestment plan, as well as fees paid to the Administrator, the transfer agent, the custodian and the Directors. We based these expenses on estimated amounts for the Fund’s first fiscal year of operations.

Example

The following example demonstrates the projected dollar amount of total cumulative expenses over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed we would have no additional leverage and that our annual operating expenses would remain at the levels set forth in the table above. Transaction expenses are included in the following example.

Example	1 Year	3 Year	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$36	$113	$195	$427

The foregoing table is to assist you in understanding the various costs and expenses that an investor in our common stock will bear directly or indirectly. While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. In addition, while the example assumes reinvestment of all dividends and distributions at NAV, if our Board authorizes and we declare a cash dividend, participants in our distribution reinvestment plan who have not otherwise elected to receive cash will receive a number of shares of our common stock, determined by dividing the total dollar amount of the distribution payable to a participant by the market price per share of our common stock at the close of trading on the valuation date for the distribution. See “Distribution Reinvestment Plan” for additional information regarding our distribution reinvestment plan.

This example and the expenses in the table above should not be considered a representation of our future expenses, and actual expenses (including the cost of debt, if any, and other expenses) may be greater or less than those shown.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Prospectus, including the documents we incorporate by reference herein, contains forward-looking statements that involve substantial risks and uncertainties. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about the Fund, our current and prospective portfolio investments, our industry, our beliefs, and our assumptions. Words such as “anticipates,” “expects,” “intends,” “plans,” “will,” “may,” “continue,” “believes,” “seeks,” “estimates,” “would,” “could,” “should,” “targets,” “projects,” and variations of these words and similar expressions are intended to identify forward-looking statements.

The forward-looking statements contained in this Prospectus involve risks and uncertainties, including statements as to:

●	our future operating results, including our ability to achieve objectives;

●	our business prospects and the prospects of our Portfolio Companies;

●	the impact of investments that we expect to make;

●	our contractual arrangements and relationships with third parties;

●	the dependence of our future success on the general economy and its impact on the industries in which we invest;

●	market conditions and our ability to access capital;

●	the ability of our Portfolio Companies to achieve their objectives;

●	the valuation of our Portfolio Companies, particularly those having no liquid trading market;

●	our expected financings and investments;

●	the adequacy of our cash resources and working capital; and

●	the timing of cash flows, if any, from our investments.

These statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements, including without limitation:

●	a contraction of available credit and/or an inability to access the equity markets could impair our investment activities;

●	interest rate volatility could adversely affect our results, particularly if we elect to use leverage as part of our investment strategy;

●	currency fluctuations could adversely affect the results of our investments in foreign companies, particularly to the extent that we receive payments denominated in foreign currency rather than U.S. dollars;

●	the impact of information technology system failures, data security breaches, data privacy compliance, network disruptions and cybersecurity attacks; and

●	the risks, uncertainties and other factors we identify in “Risk Factors” and elsewhere in this Prospectus and in our filings with the SEC.

THE FUND AND OUR CURRENT PORTFOLIO

We are a recently-formed, externally managed, non-diversified, closed-end management investment company registered under the 1940 Act. We were organized as PowerLaw10, LLC, a Delaware limited liability company, on September 9, 2024. Effective September 5, 2025, we converted from a Delaware limited liability company to a Maryland corporation under the name Powerlaw Corp. On December 23, 2025, after obtaining the approval of stockholders, the Board approved and executed the Reverse Stock Split whereby every twelve shares of common stock was changed into one share of common stock. After the completion of the Reverse Stock Split, there were 43,242,931 shares of common stock outstanding.

Our principal office is located at 631 Folsom Street Ste A & B, San Francisco, California, 94107-3850, and our telephone number is (707) 653-6892.

The following table sets forth information as of December 31, 2025. As of December 31, 2025, our investment portfolio consists of approximately $355 million (at cost) in 18 portfolio companies of which 15 are material, and 99% of our investments provide direct and indirect exposure to private issuers engaged in the broader technology industry. With respect to the investment structures as of December 31, 2025, 13% of dollars invested are direct purchases of common or preferred shares, 21% are in SPVs, which are solely controlled by the Fund, 35% are in SPVs, which are controlled by an external manager and in which the Fund has special governance rights pursuant to the SPV’s governing documents, 30% are in SPVs, which are controlled by an external manager and in which the Fund has no such special governance rights, less than 1% are invested in option exercise loans, and 1% are in forward contracts that involve the future delivery of shares of a portfolio company upon such securities becoming freely transferable or upon the removal of restrictions on transfer. Approximately 54% of our portfolio was acquired through secondary purchases.

Shares / Units / Principal Amount	Portfolio Company	Nature of Principal Business	Investment Structure(s)	Cost of Investment	FV of Investment[1]
167,232	Anduril Industries, Inc.	Defense Products Technology	Forward Contract[2], Option Exercise Loan[3], SPV[4]	$6,861,549	$6,847,538
110,023	Anthropic, PBC	Artificial Intelligence (AI)	SPV[4]	$9,210,600	$29,233,259
3,848	Canva, Inc.	Software	SPV[4]	$6,782,818	$6,626,666
1,339,584	Colossal Biosciences Inc.	Biotechnology and Genetic Engineering	Direct Purchase	$19,999,989	$19,999,989
108,541	Databricks, Inc.	Software	Direct Purchase, SPV[4]	$14,501,737	$20,816,767
513,919	Deel, Inc.	Financial Technology	Direct Purchase, SPV[4]	$20,224,975	$19,999,975
64,500	Figma, Inc.	Software	Direct Purchase	$2,064,000	$2,410,365
572,140	Groq, Inc.	Artificial Intelligence (AI)	Direct Purchase, SPV[4]	$19,002,023	$18,400,022
62,350	Kalshi Inc.	Financial Technology	Direct Purchase, SPV[4]	$20,624,260	$20,153,427
28,020	Mercor.io Corporation	Artificial Intelligence (AI)	SPV[4]	$21,000,000	$19,999,723
301,584	OpenAI Group PBC	Artificial Intelligence (AI)	SPV[4]	$114,374,999	$110,808,724
473,178	Payward, Inc. (aka Kraken)	Financial Technology	Direct Purchase, SPV[4]	$20,891,077	$20,106,198
90,826	People Center Inc. d/b/a Rippling	Software	SPV[4]	$4,968,400	$4,967,872
11,504	Perplexity AI, Inc.	Artificial Intelligence (AI)	SPV[4]	$8,240,207	$8,000,201
60,685	Space Exploration Technologies Corp.	Aviation/Aerospace	SPV[4]	$39,825,000	$77,858,868
401,850	Stripe, Inc.	Financial Technology	Direct Purchase	$15,005,029	$16,644,627
4,000	Waymo LLC	Mobility Technology	Forward Contract[2]	$360,000	$360,000
273,523	X.AI Corp	Artificial Intelligence (AI)	SPV[4]	$10,900,000	$21,178,555
				$354,836,663	$424,412,776

(1)	The values presented in this column reflect the unaudited fair value of such investments as of December 31, 2025, in accordance with the Fund’s valuation policies and procedures.

(2)	All or a portion of this investment is held through forward contracts. Forward contracts involve the future delivery of securities of the portfolio company upon such securities becoming freely transferable or upon the removal of legends that restrict the transfer of such securities. The counterparties to the forward contracts are the direct holders of the restricted securities of the portfolio company.

(3)	All or a portion of this investment is held through loans with call rights. The proceeds of the loans have been used by the borrowers to acquire certain equity interests and/or provide liquidity. The corresponding call right agreements grant the right to purchase shares of the Portfolio Company’s stock held by the borrowers, and the loan can be repaid upon the exercise of such call rights.

(4)	All or a portion of this investment is held in one or more SPVs in which the Fund has a direct investment. The SPVs have either directly invested in the portfolio company or indirectly invested in the portfolio company through an SPV. The number of units presented, if applicable, are the units in the SPV owned by the Fund, which represents the equivalent number of securities of the underlying portfolio company for which the investment has economic exposure.

Set forth below is a brief description of each of our Portfolio Companies or the underlying companies to which we have exposure, in situations where investments are made through SPVs:

Anduril Industries, Inc.

Anduril Industries, Inc. (“Anduril”) is a defense technology company that builds AI-powered, software-defined military systems, ranging from autonomous drones to surveillance towers, to modernize national security infrastructure. Its vertically integrated approach combines hardware, sensor fusion, and proprietary operating systems like Lattice to deliver real-time battlefield intelligence and autonomous decision-making at scale. With a dual advantage of Silicon Valley engineering speed and deep government relationships, Anduril is emerging as a generational defense prime in a $1T+ market ripe for disruption.

Anthropic, PBC

Anthropic, PBC (“Anthropic”) is an AI safety and research company building Claude, a family of advanced language models designed to be steerable, interpretable, and aligned with human intent. Founded by former OpenAI researchers, the company takes a principled approach to model development, emphasizing constitutional AI and scalable oversight to ensure safe deployment. Anthropic has expanded its enterprise customer base from fewer than 1,000 to over 300,000 in two years. With strong adoption across enterprises and cloud partnerships with Amazon, Google, and Salesforce, Anthropic is a frontrunner in the race to build foundational AI models with long-term safety and commercial impact.

Canva, Inc.

Canva, Inc. (“Canva”) is a visual communication platform that enables anyone to design high-quality graphics, presentations, and documents through a drag-and-drop interface powered by a vast template library and generative AI tools. After 13 years in operation and eight consecutive years of profitability, the company serves over 260 million monthly active users across 190 countries—including 95% of Fortune 500 companies such as Amazon, Salesforce, and FedEx. The platform has facilitated over 40 billion designs and has 29 million paying subscribers. With strong viral growth, a capital-efficient model, and expansion into the enterprise and developer ecosystems, the Company is positioned as a category-defining company with both consumer-scale reach and SaaS-like monetization.

Colossal Biosciences Inc.

Colossal Biosciences Inc. (“Colossal”) is a biotechnology company pioneering the field of de-extinction and species restoration, with the goal of advancing genetic engineering to both revive extinct species and preserve biodiversity. Founded by serial entrepreneurs and scientists, Colossal leverages breakthroughs in CRISPR gene-editing, synthetic biology, and reproductive technologies to address critical ecological and climate challenges. The company’s platform has broad applications across genomics, conservation, and human health, positioning Colossal at the forefront of the emerging intersection between biotech innovation and environmental sustainability.

Databricks, Inc.

Databricks, Inc. (“Databricks”) is a unified data and AI platform that enables enterprises to manage, analyze, and build on massive datasets using its open-sourced Lakehouse architecture, which merges data lake flexibility with data warehouse structure and performance. The platform serves over 20,000 customers globally, including more than 60% of Fortune 500 companies, for everything from ETL and BI to advanced machine learning and generative AI applications. With a central role in the enterprise AI stack, Databricks is positioned as a foundational layer for the next era of data-driven innovation.

Deel, Inc.

Deel, Inc. (“Deel”) is a global payroll and compliance platform that enables companies to hire, onboard, and pay employees and contractors in more than 150 countries. The company serves over 35,000 businesses and 1.25 million workers globally, providing infrastructure for international employment, including localized contracts, tax compliance, benefits administration, and global payroll management. Its platform integrates with major HR and finance systems and helps organizations manage distributed teams while complying with local labor and regulatory requirements. Deel serves businesses of all sizes, from startups to large enterprises, and continues to expand its product suite to support global workforce operations.

Figma, Inc.

Figma, Inc. (“Figma”) is a collaborative design platform that enables teams to build user interfaces, prototypes, and design systems entirely in the browser with real-time multiplayer editing. Its seamless collaboration features have made it the go-to tool for designers and product teams at companies like Microsoft, Airbnb, and Uber. With viral bottoms-up adoption, rapid expansion into developer workflows, and strong network effects, Figma is redefining how digital products are designed and built—and sits at the center of the modern product development stack.

Groq, Inc.

Groq, Inc. (“Groq”) is a semiconductor and artificial intelligence infrastructure company developing ultra-high-performance chips and systems designed to accelerate large language models and AI workloads. Founded by former Google engineer Jonathan Ross, who helped design the original TPU, Groq has built a proprietary Language Processing Unit (LPU) architecture that delivers deterministic, low-latency performance for AI inference at scale. The company’s GroqCloud platform allows developers to access this computing power on demand, making Groq a key player in the race to build efficient, scalable AI infrastructure for enterprises, research institutions, and government applications.

Kalshi, Inc.

Kalshi, Inc. (“Kalshi”) operates a regulated event-contracts exchange in the United States, allowing participants to trade on the outcomes of future events across categories such as economics, finance, and public policy. Kalshi is designated as a contract market regulated by the U.S. Commodity Futures Trading Commission (CFTC) and seeks to provide a transparent, centralized marketplace for event-based derivatives. The platform processes over $1 billion in weekly trading volume.

Mercor.io Corporation

Mercor.io Corporation (“Mercor”) is an artificial intelligence company that operates a marketplace connecting specialized experts with frontier AI labs. Founded in 2022 Mercor focuses on providing human expertise for AI model training through reinforcement learning from human feedback. The platform uses AI technology to vet and match 30,000 professionals–including doctors, scientists, engineers, lawyers, and other domain experts– with leading AI companies like OpenAI, Google, Amazon, Anthropic, Nvidia. Mercor leverages AI-driven vetting and matching algorithms to streamline the process of sourcing expert knowledge for AI development, enabling AI labs to access specialized human judgment at scale.

OpenAI Group, PBC

OpenAI Group, PBC (“OpenAI”) is a U.S.-based artificial intelligence research and deployment organization focused on advancing artificial intelligence with the goal of developing “safe and beneficial” artificial general intelligence. The company develops and commercializes large-scale AI models, including its GPT series of language models, which powers ChatGPT with over 800 million weekly users. OpenAI’s tools are used by more than 1 million businesses across industries such as software development, customer service, education, and creative tools. The company continues to invest heavily in compute infrastructure and foundational model research to support future AGI-aligned systems.

Payward, Inc. d/b/a Kraken

Kraken is a leading global cryptocurrency exchange and financial technology company providing secure access to digital assets and blockchain-based financial services. Founded in 2011, Kraken offers trading and custody solutions for retail, institutional, and government clients, with a focus on regulatory compliance, transparency, and security. The company operates one of the longest-running and most trusted digital asset platforms in the world, supporting over 200 cryptocurrencies and multiple fiat currencies, while also expanding into futures, derivatives, and on-chain infrastructure services to power the next generation of decentralized finance.

People Center Inc. d/b/a Rippling

Rippling is a leading workforce management and HR technology platform that unifies a company’s people, payroll, IT, and finance operations into a single system. Founded in 2016, the company enables organizations to automate employee onboarding, payroll, benefits, device management, and expense processing through an integrated data model that eliminates manual workflows and system fragmentation. By combining HR and IT infrastructure in one cloud platform, Rippling allows businesses to manage global workforces efficiently, maintain compliance, and scale operations seamlessly across employees, contractors, and locations worldwide.

Perplexity AI, Inc.

Perplexity AI, Inc. (“Perplexity”) is an artificial intelligence company developing an advanced conversational search and answer engine that combines large language models with real-time web search to provide answers with source citations, allowing users to verify the underlying information. Founded in 2022 by former researchers and engineers from OpenAI, DeepMind, and Meta, Perplexity aims to redefine how users interact with knowledge by providing trusted, explainable AI responses instead of traditional search results. The platform serves over 30 million active users, processes over 300 million queries weekly, and is actively expanding its suite of AI-native productivity tools for both consumers and enterprises.

Space Exploration Technologies Corp.

Space Exploration Technologies Corp. (“SpaceX”) is a space launch, exploration, and services business founded by serial entrepreneur Elon Musk. Today, the company operates Falcon 9, a two-stage reusable rocket with over 400 successful launches since 2010, and Starlink, a satellite-internet service that began in 2020. In addition to its ongoing expansion of Starlink, SpaceX has also developed Starship, a fully reusable rocket designed for rapid refueling and orbital-class missions. Starship has completed 11 test flights as of 2025 and, if successful, could dramatically expand global launch capacity. SpaceX announced on February 2, 2026 that SpaceX has acquired xAI.

Stripe, Inc.

Stripe, Inc. (“Stripe”) is a global technology company that provides payment processing infrastructure and related software tools for internet businesses. Its platform enables companies of all sizes to accept and manage online payments, prevent fraud, handle billing and subscriptions, and integrate financial services into their products. Stripe serves millions of businesses worldwide across a broad range of industries.

Waymo LLC

Waymo LLC (“Waymo”) is an autonomous driving technology company developing fully self-driving systems powered by advanced AI, sensor fusion, and real-world testing across millions of miles. Waymo has launched commercial robotaxi services in multiple U.S. cities. With unmatched technical depth, a massive proprietary dataset, and strategic backing from Alphabet, Waymo is a category leader poised to transform personal mobility.

X.AI Corp.

X.AI Corp. (“xAI”) is an artificial intelligence company founded by Elon Musk with the mission to build AI systems that advance human understanding of the universe. The company develops large-scale foundation models designed for reasoning, truthfulness, and transparency, and integrates its technology with Musk’s broader ecosystem. xAI’s flagship model, Grok, powers conversational and search experiences across these platforms, positioning the company at the forefront of efforts to create safe, interpretable, and broadly accessible artificial intelligence. SpaceX announced on February 2, 2026 that SpaceX has acquired xAI.

USE OF PROCEEDS

We will not receive any proceeds from the sales of shares of our common stock by the Selling Stockholders.

RISK FACTORS

Investing in our common stock involves a number of significant risks. Before you invest in our common stock, you should be aware of various risks associated with the investment, including those described below. You should carefully consider these risk factors, together with all of the other information included in this Prospectus, before you decide whether to make an investment in our common stock. If any of the following events occur, our business, financial condition and results of operations could be materially and adversely affected. In such case, you may lose all or part of your investment.

Risks Related to Our Business and Our Structure

The Fund is a newly formed entity with limited operating history as a closed-end management investment company.

The Fund is a newly formed entity with limited operating history as a closed-end management investment company. As such, there is a very limited basis upon which a potential investor can evaluate the Fund’s ability to achieve its stated investment objective. Additionally, the Fund is subject to all of the business risks and uncertainties associated with any new business, including the risk that the Fund will not achieve its investment objective and that the value of your investment could decline substantially or become worthless.

The past investment performance of any entities with which the principals have been associated may not be indicative of the future results of an investment in the Fund. In other words, considering the prior performance information contained herein and contained in other materials provided, all prospective investors should bear in mind that past performance is not necessarily indicative of future results, and there can be no assurance that the company will achieve comparable results. Actual results could differ materially from those realized in the prior funds.

The Fund may lack investment diversification and is subject to greater risk than a broadly diversified fund.

We are classified as “non-diversified” under the 1940 Act. As a result, we will be able to invest a greater portion of our assets in obligations of a single issuer than a “diversified” fund. We may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence.

The Fund will not have any specific size limits on holdings in securities of issuers, or in any one industry or size of issuer except as described in this Prospectus. Accordingly, the equity and equity-linked securities in which the Fund invests is not expected to be diversified across multiple sectors and may also be concentrated in specific regions or countries, such as the United States. The Fund may also have a significant portion of investments in the securities of a single issuer.

A relatively high concentration of assets could result in a portfolio that may be more vulnerable to fluctuations in value resulting from adverse conditions that may affect the economy, a particular industry, or a segment of issuers than would otherwise be the case if the Fund were required to maintain wide diversification. Consequently, significant declines in the fair value of the Fund’s larger investments will produce a material decline in the Fund’s NAV.

To the extent we limit our number of investments, the aggregate returns we realize may be significantly adversely affected if a small number of investments perform poorly or if we need to write down the value of any one investment. Subject to our RIC asset diversification requirements, our requirements as a diversified investment company, our investments could be focused on relatively few issuers. As a result, a downturn in any particular industry in which a significant number of our Portfolio Companies operate could materially adversely affect us.

The Fund’s strategy of maintaining a highly concentrated portfolio is designed to offer substantial benefits but also entails significant risks. Concentration allows the Fund to focus its investments on a select number of high-conviction companies, optimizing the potential for outsized returns and maximizing the beneficial impact of successful portfolio outcomes. Furthermore, this approach facilitates deeper due diligence, enhanced strategic oversight, and dedicated resources per investment, supporting informed decision-making and effective monitoring. Additionally, investors benefit from clarity and transparency regarding the Fund’s targeted investment thesis and specific exposure to industry-leading companies.

However, maintaining a concentrated portfolio increases certain risks. A limited number of investments heightens the potential impact of individual company underperformance or adverse developments, increasing overall portfolio volatility. Moreover, reduced diversification amplifies the Fund’s exposure to sector-specific, company-specific, and systemic risks, potentially magnifying negative outcomes during market downturns or disruptions. Additionally, concentrated portfolios may face liquidity challenges, particularly when holding privately held companies, potentially complicating exit strategies or the ability to realize investments at desired valuations. Lastly, concentration can elevate regulatory, valuation, and market risks, especially when the Fund invests primarily in companies within a single industry or sector.

Adverse market conditions may have a material adverse impact on the Fund’s Portfolio Companies and the Fund’s returns.

The value of, and the income generated by, the securities in which the Fund invests may decline, sometimes rapidly or unpredictably, due to factors affecting certain issuers, particular industries or sectors, or the overall markets, such as inflation (or expectations for inflation), deflation (or expectations for deflation), interest rate changes, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs, and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, exchange trading suspensions and closures, infectious disease outbreaks, or pandemics. Rapid or unexpected changes in market conditions could cause the Fund to liquidate its holdings at inopportune times or at a loss or depressed value. The value of a particular holding may decrease due to developments related to that issuer, but also due to general market conditions, including real or perceived economic developments such as changes in interest rates, credit quality, inflation or currency rates, or generally adverse investor sentiment. The value of a holding may also decline due to factors that negatively affect a particular industry or sector, such as labor shortages, increased production costs, or competitive conditions.

Governmental and quasi-governmental authorities may take a number of actions designed to support local and global economies and the financial markets in response to economic disruptions. Such actions may include a variety of significant fiscal and monetary policy changes, including, for example, direct capital infusions into companies, new monetary programs, and significantly lower interest rates. These actions may result in significant expansion of public debt and greater market risk. Additionally, an unexpected or quick reversal of these policies, or the ineffectiveness of these policies, could negatively impact overall investor sentiment and further increase volatility in securities markets.

Political, social and economic uncertainty risks could have a material adverse effect on the Fund.

Social, political, economic, and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts, and social unrest) that occur from time to time will create uncertainty and may have significant impacts on issuers, industries, governments, and other systems, including the financial markets, to which the Fund and the issuers in which it invests are exposed. As global systems, economies, and financial markets are increasingly interconnected, events that once had only local impacts are now more likely to have regional or even global effects. Events that occur in one country, region, or financial market will, more frequently, adversely impact issuers in other countries, regions, or markets, including in established markets such as the United States. These impacts can be exacerbated by failures of governments and societies to adequately respond to an emerging event or threat.

Uncertainty can result in or coincide with: increased volatility in the global financial markets, including those related to equity and debt securities, loans, credit, derivatives, and currency; a decrease in the reliability of market prices and difficulty in valuing assets; greater fluctuations in currency exchange rates; increased risk of default (by both government and private issuers); further social, economic, and political instability; nationalization of private enterprises; greater governmental involvement in the economy or in social factors that impact the economy; greater, less, or different governmental regulation and supervision of the securities markets and market participants and increased, decreased, or different processes for and approaches to monitoring markets and enforcing rules and regulations by governments or self-regulatory organizations; limited, or limitations on the, activities of investors in such markets; controls or restrictions on foreign investment, capital controls, and limitations on repatriation of invested capital; inability to purchase and sell assets or otherwise settle transactions (i.e., a market freeze); unavailability of currency hedging techniques; substantial, and in some periods extremely high, rates of inflation, which can last many years and have substantial negative effects on markets as well as the economy as a whole; recessions; and difficulties in obtaining and/or enforcing legal judgments.

Recent examples of the above include conflict, loss of life, and disaster connected to ongoing armed conflict between Russia and Ukraine in Europe and Hamas and Israel and Iran and Israel in the Middle East. Russia’s invasion of Ukraine in February 2022, the resulting responses by the United States and other countries, and the potential for wider conflict have increased and may continue to increase volatility and uncertainty in financial markets worldwide. The United States and other countries have imposed broad-ranging economic sanctions on Russia and Russian entities and individuals and may impose additional sanctions, including on other countries that provide military or economic support to Russia. These sanctions, among other things, restrict companies from doing business with Russia and Russian issuers and may adversely affect companies with economic or financial exposure to Russia and Russian issuers. The extent and duration of Russia’s military actions and the repercussions of such actions are not known. The invasion may widen beyond Ukraine and may escalate, including through retaliatory actions and cyberattacks by Russia and even other countries. Additionally, the ongoing armed conflict between Israel and Hamas and other militant groups in the Middle East and the hostilities between Israel and Iran and related events may cause significant market disruptions and volatility. These events may adversely affect regional and global economies, including those of Europe and the United States. Certain industries and markets, such as those involving oil, natural gas, and other commodities, as well as global supply chains, may be particularly adversely affected. Whether or not the Fund invests in securities of issuers located in Russia, Ukraine, Israel, and adjacent countries or with significant exposure to issuers in these countries, these events could negatively affect the value and liquidity of the Fund’s investments.

U.S. and global markets have experienced increased volatility, including as a result of failures of certain U.S. and non-U.S. banks, which could be harmful to the Fund and companies in which it invests. For example, if a bank in which the Fund or a Portfolio Company has an account fails, any cash or other assets in bank accounts may be temporarily inaccessible or permanently lost by the Fund or Portfolio Company. If a bank that provides a subscription line credit facility, asset-based facility, other credit facility, and/or other services to a Portfolio Company fails, the Portfolio Company could be unable to draw funds under its credit facilities or obtain replacement credit facilities or other services from other lending institutions with similar terms. Even if banks used by Portfolio Companies remain solvent, continued volatility in the banking sector could cause or intensify an economic recession, increase the costs of banking services, or result in the Portfolio Companies being unable to obtain or refinance indebtedness at all or on as favorable terms as could otherwise have been obtained. Conditions in the banking sector are evolving, and the scope of any potential impacts to the Fund and Portfolio Companies, both from market conditions and potential legislative or regulatory responses, are uncertain. Continued market volatility and uncertainty and/or a downturn in market and economic and financial conditions, due to developments in the banking industry or otherwise (including because of delayed access to cash or credit facilities), could have an adverse impact on the Fund and its Portfolio Companies.

Although it is impossible to predict the precise nature and consequences of these events, or of any political or policy decisions and regulatory changes occasioned by emerging events or uncertainty on applicable laws or regulations that impact the Fund’s investments, it is clear that these types of events will impact the Fund and the issuers in which it invests. The issuers in which the Fund invests could be significantly impacted by emerging events and uncertainty of this type, and the Fund will be negatively impacted if the value of its portfolio holdings decreases as a result of such events and the uncertainty they cause. There can be no assurance that emerging events will not cause the Fund to suffer a loss of any or all of its investments or interest thereon. The Fund will also be negatively affected if the operations and effectiveness of the Adviser, its affiliates, the issuers in which the Fund invests, or their key service providers are compromised or if necessary or beneficial systems and processes are disrupted.

A cyber-attack could have a material adverse effect on the Fund.

Like other business enterprises, the use of the internet and other electronic media and technology exposes the Fund and its service providers to potential operational and information security risks from cyber-security incidents, including cyber-attacks. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release or misuse of confidential information, or various other forms of cybersecurity breaches. Cyber-attacks affecting the Fund or the Adviser, custodian, transfer agent, intermediaries, and other third-party service providers may adversely impact the Fund. For instance, cyber-attacks may interfere with the processing of stockholder transactions, impact the Fund’s ability to calculate its NAV, cause the release of private stockholder information or confidential (including proprietary) company information, impede trading, subject the Fund to regulatory fines or financial losses, cause reputational damage, and/or otherwise disrupt normal business operations. The Fund may also incur additional costs for cybersecurity risk management purposes. Similar types of cybersecurity risks are also present for trading counterparties and issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such Portfolio Companies to lose value. The Adviser has established business continuity plans and risk management systems reasonably designed to seek to reduce the risks associated with cyber-attacks, but there is no guarantee the Adviser’s efforts will succeed either entirely or partially because, among other reasons: the nature of malicious cyber-attacks is becoming increasingly sophisticated; the Adviser cannot control the cyber-security systems of issuers or third-party service providers; and there are inherent limitations to risk management plans and systems, including that certain current risks may not have been identified and additional unknown threats may emerge in the future. There is also a risk that cybersecurity breaches may not be detected.

The U.S. has recently enacted and proposed to enact significant new tariffs, which may adversely affect the business of the Fund’s Portfolio Companies.

The U.S. has recently enacted, and proposed to enact, significant new tariffs. Additionally, the new presidential administration has directed various federal agencies to further evaluate key aspects of U.S. trade policy and there has been ongoing discussion and commentary regarding potential significant changes to U.S. trade policies, treaties and tariffs. These developments, or the perception that any of them could occur, may have a material adverse effect on global economic conditions and the stability of global financial markets, and may significantly reduce global trade and, in particular, trade between the impacted nations and the U.S. Any of these factors could depress economic activity and restrict the Fund’s Portfolio Companies’ access to suppliers or customers and have a material adverse effect on their business, financial condition and results of operations, which in turn would negatively impact the Fund’s business.

The loss of the services of any key personnel or data could have a material adverse effect on the Adviser and materially adversely affect the Fund’s financial condition and results of operations.

The management and governance of the Fund depends on the services of certain key personnel of the Adviser. The loss of the services of any key personnel could have a material adverse effect on the Adviser and materially adversely affect the Fund’s financial condition and results of operations.

The Fund will rely on the Adviser to manage the Fund’s investments, including sourcing and due diligence. Consequently, the Fund’s ability to achieve its investment objectives depends in large part on the Adviser and its ability to identify and advise the Fund on attractive investment opportunities. This means that the Fund’s investments are dependent upon the Adviser business contacts, its ability to successfully hire, train, supervise, manage and retain its personnel and its ability to maintain its operating systems. If the Fund were to lose the services provided by the Adviser or its key personnel or if the Adviser fails to satisfactorily perform its obligations under the Investment Advisory Agreement, the Fund’s investments and growth prospects may decline.

In addition to key personnel, the Adviser relies extensively on third-party information and data sources to make investment decisions. Errors or inaccuracies in such third-party information could lead to flawed investment decisions and negatively impact the Fund’s performance.

The Adviser is newly formed and does not have experience managing a registered investment company.

While members of the Adviser’s experienced executive team have significant experience investing in the Fund’s target investments, the Adviser has no investment advisory experience managing a registered management investment company. Therefore, the Adviser may not be able to successfully operate the Fund’s business or achieve its investment objectives. As a result, an investment in the shares may entail more risk than the shares of a comparable company with a substantial operating history. The 1940 Act imposes numerous constraints on the operations of registered management investment companies that do not apply to the other types of investment vehicles.

The Fund’s financial condition and results of operations depend on its ability to achieve its investment objective.

The Fund’s ability to achieve its investment objective depends on the Adviser’s ability to identify, analyze, and invest in Portfolio Companies that meet its investment criteria. Accomplishing this result on a cost-effective basis is largely a function of the Adviser’s structuring of the investment process and its ability to provide competent, attentive, and efficient services to the Fund. There can be no assurance that the Adviser will be successful in investing in Portfolio Companies that meet the Fund’s investment criteria, or that the Fund will achieve its investment objective. It may be difficult to implement the Fund’s strategy unless the Fund maintains a meaningful amount of assets. The success of the Fund will depend in part upon the skill and expertise of the Adviser. Even if the Fund is able to grow and build upon its investment operations, any failure to manage growth effectively could have a material adverse effect on the Fund’s business, financial condition, results of operations and prospects. The Fund’s results depend on many factors, including the availability of opportunities for investment, readily accessible short and long-term funding alternatives in the financial markets, and economic conditions. Furthermore, if the Fund cannot successfully operate its business or implement the Fund’s investment policies and strategies as described herein, it could negatively impact the ability to make distributions.

The Fund will likely experience fluctuations in its quarterly results, and it may be unable to replicate past investment opportunities or make the types of investments it has made to date in future periods.

The Fund will likely experience fluctuations in its quarterly operating results due to a number of factors, including the rate at which it makes new investments, the level of its expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which it encounters competition in the markets, and general economic and market conditions. These fluctuations may, in certain cases, be exaggerated as a result of the Fund’s focus on realizing capital gains rather than current income from its investments. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

The Fund operates in a highly competitive market for direct equity investment opportunities. If the Fund is unable to make investments, it may have an adverse effect on its performance.

A large number of entities compete with the Fund to make the types of direct equity investments that the Fund targets as part of its business strategy. The Fund competes for such investments with a large number of private equity and venture capital funds, secondary market funds, other equity and non-equity-based investment funds, investment banks, and other sources of financing, including traditional financial services companies such as commercial banks and specialty finance companies. Many of the Fund’s competitors are substantially larger than the Fund and have considerably greater financial, technical, and marketing resources than the Fund does. For example, some competitors may have a lower cost of funds and access to funding sources that are not available to the Fund. In addition, some of the Fund’s competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. There can be no assurance that the competitive pressures the Fund faces will not have a material adverse effect on its business, financial condition, and results of operations. Also, as a result of this competition, the Fund may not be able to take advantage of attractive investment opportunities from time to time, and the Fund can offer no assurance that the Adviser will be able to identify and make direct equity investments that are consistent with the Fund’s investment objective. To the extent the Fund is unable to make investments in Portfolio Companies, an over-allocation of its assets in cash could have an adverse effect on the overall performance of the Fund, as investments in cash and cash equivalents may not earn significant returns.

There are significant potential conflicts of interest which could impact the Fund’s investment returns and limit the flexibility of its investment policies.

Certain members of the Adviser’s team may serve as officers or director of entities that operate in a line of business similar to the Fund’s, including new entities that may be formed in the future. Accordingly, they may have obligations to investors in those entities, the fulfillment of which might not be in the best interests of the Fund or the Fund’s stockholders.

While the investment focus of each of these entities may be different from the Fund’s investment objective, it is likely that new investment opportunities that meet the Fund’s investment objective will come to the attention of one of these entities, or new entities that will likely be formed in the future in connection with another investment advisory client or program, and, if so, such opportunity might not be offered, or otherwise made available, to the Adviser or the Fund. However, the Fund’s executive officers and Adviser intend to treat the Fund in a fair and equitable manner consistent with their applicable duties under law so that the Fund will not be disadvantaged in relation to any other particular client. In addition, while the Adviser anticipates that it will from time to time identify investment opportunities that are appropriate for both the Fund and the other funds or accounts that in the future may be managed by the Adviser or an affiliate of the Adviser, to the extent it does identify such opportunities, the Adviser will establish a written allocation policy to ensure that the Fund is not disadvantaged with respect to the allocation of investment opportunities among the Fund and such other funds and accounts. The Adviser and its affiliates, as applicable, will allocate investment opportunities among its managed funds and accounts, including the Fund, in accordance with its fiduciary duties to all the funds and accounts managed by the Adviser or its affiliates.

In the event the value of your investment declines, the Management Fee will still be payable.

The Management Fee is payable regardless of whether the NAV of the Fund or your investment declines. As a result, the Fund will owe the Adviser a Management Fee regardless of whether it incurred significant realized capital losses and unrealized capital depreciation (losses) during the fiscal period for which the Management Fee is paid.

Changes in laws or regulations governing the Fund’s operations may adversely affect its business.

The Fund and its Portfolio Companies are subject to regulation by laws at the local, state, and federal levels. These laws and regulations, as well as their interpretations, may be changed from time to time. Any change in these laws or regulations could have a material adverse effect on the Fund’s business and the value of your investment. Changes in tax laws or interpretations by regulatory bodies such as the IRS could negatively affect the Fund’s qualification as a RIC or alter the tax consequences of our investment transactions.

The transparency of the Fund’s performance reporting may indirectly increase the difficulty of investing in certain Portfolio Companies.

Although the Adviser will not report on the performance of individual Portfolio Companies, the Adviser will report on the Adviser’s website the valuation of securities owned by the Fund and the aggregate Fund-level performance. As a result, some Portfolio Companies might be concerned that their performance could be derived from such figures. Such concern might be heightened in reverse proportion to the number of Portfolio Companies existing in the Fund’s portfolio. These concerns might lead Portfolio Companies to oppose the sale of their securities to the Fund and might make it more difficult for the Fund to execute its investment strategy.

The Adviser has full discretion over the Fund’s portfolio, and the Fund’s stockholders are not involved in investment decisions.

Subject to the implementation of the investment limitations described herein, the Adviser has complete discretion in managing the Fund’s portfolio. The Fund’s stockholders will not make decisions with respect to the management, disposition, or other realization of any investment made by the Fund, or other decisions regarding the Fund’s business and affairs. The Adviser’s incentive compensation structures for its personnel, including performance fees or carried interest arrangements in affiliated entities, may incentivize risk-taking behaviors, potentially influencing investment decisions in ways that could adversely impact the Fund. Failures in the Adviser’s internal controls, compliance systems, technology platforms, or operational infrastructure could result in losses, regulatory penalties, or other adverse consequences for the Fund.

Our investment portfolio will be recorded at fair value as determined in good faith in accordance with procedures established by our Board and, as a result, there is and will be uncertainty as to the value of our portfolio investments.

Under the 1940 Act, we are required to carry our portfolio investments at market value or, if there is no readily available market value, at fair value as determined in accordance with procedures established by our Board. There may not be a public market or active secondary market for certain of the types of investments that we hold and intend to make. Our investments may not be publicly traded or actively traded on a secondary market but, instead, may be traded on a privately negotiated over-the-counter secondary market for institutional investors, if at all. As a result, we will value these investments quarterly at fair value as determined in good faith in accordance with valuation policies and procedures approved by our Board.

The determination of fair value, and thus the amount of unrealized appreciation or depreciation we may recognize in any reporting period, is to a degree subjective. Additionally, our Adviser has a conflict of interest in making recommendations of fair value because its management fee is calculated based on the value of the assets in the Fund. We will value our investments quarterly at fair value in accordance with valuation policies and procedures approved by our Board, based on, among other things, input of the Adviser and independent third-party valuation firm(s) engaged at the direction of the Board. The types of factors that may be considered in determining the fair values of our investments include the nature and realizable value of any collateral, the Portfolio Company’s ability to make payments and its earnings, the markets in which the Portfolio Company does business, comparison to publicly traded companies, discounted cash flow, current market interest rates and other relevant factors. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, the valuations may fluctuate significantly over short periods of time due to changes in current market conditions. The determinations of fair value in accordance with procedures established by our Board may differ materially from the values that would have been used if an active market and market quotations existed for such investments. The methodologies used to determine fair value involve significant subjective judgments and estimates, which may differ materially from values that could ultimately be realized upon a liquidity event or other disposition. Our NAV could be adversely affected if the determinations regarding the fair value of the investments were materially higher than the values that we ultimately realize upon the disposal of such investments.

Our ability to enter into transactions with our affiliates is restricted.

We are prohibited under the 1940 Act from participating in certain transactions with our affiliates without the prior approval of the SEC. Any person that owns, directly or indirectly, 5% or more of our outstanding voting securities will be our affiliate for purposes of the 1940 Act and we are generally prohibited from buying or selling any securities from or to such affiliate. The 1940 Act also prohibits certain “joint” transactions with certain of our affiliates, which could include investments in the same Portfolio Company without prior approval of the SEC. If a person acquires more than 25% of our voting securities, we will be prohibited from buying or selling any security from or to such person or certain of that person’s affiliates, or entering into prohibited joint transactions with such persons, absent the prior approval of the SEC. Similar restrictions limit our ability to transact business with our officers or directors or their affiliates. As a result of these restrictions, we may be prohibited from buying or selling any security from or to any investment fund managed by our Adviser or its affiliates without the prior approval of the SEC, which may limit the scope of investment opportunities that would otherwise be available to us. We may co-invest with our Adviser or our officers and directors in a manner consistent with guidance promulgated under the no-action position of the SEC set forth in Mass Mutual Life Ins. Co. (SEC No-Action Letter, June 7, 2000), on which similarly situated funds like us rely in order to co-invest in a single class of privately placed securities so long as certain conditions are met, including that our investment adviser or an affiliate, acting on our behalf and on behalf of other clients, negotiates no term other than price.

The Fund intends to seek exemptive relief from the SEC to permit it to co-invest with certain affiliates and other funds managed by the Adviser. This relief would permit the Fund to participate alongside affiliated entities in investment opportunities, subject to conditions designed to ensure fairness and equitable treatment, including Board oversight, allocation procedures, and compliance monitoring. There is no guarantee that such relief will be granted.

Our Board may change our non-fundamental investment policies and our investment strategies without prior notice or stockholder approval, the effects of which may be adverse.

Our Board has the authority to modify or waive our non-fundamental investment policies, and our investment criteria and strategies without stockholder approval and without prior notice. We cannot predict the effect any changes to our current non-fundamental operating policies, investment criteria and strategies would have on our business, NAV of the Fund and operating results. However, the effects might be adverse, which could negatively impact our ability to make distributions to stockholders and cause you to lose all or part of your investment.

The Fund has indemnification obligations.

We have indemnification obligations that would be payable from our assets, and such indemnification obligations will survive the winding-up and dissolution of the Fund. These include obligations with respect to certain SPVs and Private Funds in which we may invest. For example, the SPV’s or Private Fund’s assets may be used to indemnify the respective entity’s managers. In such circumstances, the SPV or Private Fund may need to sell its securities or use investor cash to fund such indemnification obligations, thereby negatively impacting the investors of the SPV or Private Fund (such as the Fund). Such liabilities may be material and have an adverse effect on the returns to investors.

Risks Related to Our Investments

There are risks inherent in investing in venture-backed companies.

The types of investments that the Fund anticipates making involve a high degree of risk. In general, financial and operating risks confronting Portfolio Companies can be significant. While targeted returns should reflect the perceived level of risk in any investment situation, there can be no assurance that the Fund will be adequately compensated for risks taken. A loss of an investor’s entire investment is possible. The timing of profit realization is highly uncertain. Losses are likely to occur early in the Fund’s term, while successes often require a long maturation.

Early-stage and development-stage companies often experience unexpected problems in the areas of product development, manufacturing, marketing, financing and general management, which, in some cases, cannot be adequately solved. In addition, such companies may require substantial amounts of financing which may not be available through institutional private placements or the public markets. In addition, the markets that such companies target are highly competitive and in many cases the competition consists of larger companies with access to greater resources. The percentage of companies that survive and prosper can be small.

Investments in more mature companies in the expansion or profitable stage involve substantial risks. Such companies typically have obtained capital in the form of debt and/or equity to expand rapidly, reorganize operations, acquire other businesses, or develop new products and markets. These activities by definition involve a significant amount of change in a company and could give rise to significant problems in product or service development, marketing, sales, manufacturing, and general management of these activities.

The Fund’s investments in Portfolio Companies may be extremely risky, and the Fund could lose all or part of its investments.

Investment in Portfolio Companies involves a number of significant risks, including:

●	these Portfolio Companies may have limited financial resources and may be unable to meet their obligations with their existing working capital, which may lead to equity financings, possibly at discounted valuations, in which the Fund’s holdings could be substantially diluted if the Fund does not or cannot participate, bankruptcy or liquidation, and the reduction or loss of the Fund’s investment;

●	these Portfolio Companies typically have limited operating histories, less-established and comprehensive product lines, and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions, market conditions, and consumer sentiment in respect of their products or services, as well as general economic downturns;

●	because the Portfolio Companies are privately owned, there is usually little publicly available information about these businesses; therefore, although the Adviser and its agents perform due diligence on these Portfolio Companies, their operations, and their prospects, including review of independent research reports and market valuations of securities of such companies on alternative trading systems and other private secondary markets, the Adviser may not be able to obtain all of the material information that would be generally available for public company investments, including financial or other information regarding the Portfolio Companies in which the Fund invests. Furthermore, there can be no assurance that the information that the Adviser does obtain with respect to any investment is reliable. The Fund will invest in Portfolio Companies for which current, up-to-date financial information is not available if the Adviser determines, based on the results of its due diligence review, that such investment is in the best interests of the Fund and its stockholders;

●	Portfolio companies are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation, or termination of one or more of these persons could have a material adverse impact on a Portfolio Company and, in turn, on the Fund; and

●	Portfolio companies generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion, or maintain their competitive position.

There are risks associated with investing in SPVs or similar investment structures, including that the Fund will bear its pro rata portion of expenses on investments in SPVs and will have no direct claim against underlying Portfolio Companies.

The Adviser may invest in Portfolio Companies indirectly through investing in SPVs. Investors should be aware that the use of SPVs introduces additional layers of structural complexity, and additional risks related to liquidity, transparency, and valuation may exist.

The Fund, as a holder of securities issued by an SPV or similar investment structure, will bear its pro rata portion of such SPV or investment structure’s expenses. Investment in a Multi-Layer SPV introduces additional levels of expenses because the Fund must bear its pro-rata portion of the expenses of any intermediary vehicle and the Primary SPV. The fees we pay to invest in an SPV may be higher than if we invested in the underlying Portfolio Company directly. These acquired fund fee expenses are in addition to the direct expenses of the Fund’s own operations, thereby increasing costs and/or potentially reducing returns to investors.

Investments in SPVs are generally illiquid, and the Fund may invest in SPVs managed by external managers. When investing in an SPV managed by an unaffiliated manager, the Adviser will not have any control over the management of the SPV. In addition, the Fund’s investments in SPVs may be subject to investment lock-up periods or other transfer restrictions and may require the approval of an external manager to transfer our interests or obtain stock following an IPO. As such, the Fund may not be able to withdraw or transfer its investment at a desirable time. Even if the Fund is able to withdraw from an SPV, it may take a considerable amount of time for the SPV to redeem or liquidate the Fund’s position. An SPV’s withdrawal limitations may also restrict the Adviser’s ability to reallocate or terminate investments in SPVs that are poorly performing or have otherwise had adverse changes. We do not control the timing of cash or stock distributions from all of the external managers. The Fund will have no direct claims against any Portfolio Company held by an SPV.

SPVs may also present valuation and transparency challenges. For SPVs managed by unaffiliated entities, the Fund may have little to no transparency regarding the SPVs financial position or holdings. Information provided by the SPV may be minimal, and may not be provided in a timely manner. For information about the value of the Fund’s investment in an SPV managed by an unaffiliated entity, the Adviser will be dependent on information provided by the manager of the SPV, including unaudited financial statements, which, if inaccurate, could adversely affect the Adviser’s ability to accurately value the Fund’s Shares and to manage the Fund’s investment portfolio in accordance with its investment objective. Moreover, the Adviser’s due diligence efforts may not necessarily detect fraud, malfeasance, inadequate back-office systems, or other flaws or problems with respect to the SPV manager. Stockholders have no individual right to receive information about the SPVs or their managers, will not be stockholders in the SPVs, and will have no rights with respect to or standing or recourse against the SPVs, their managers, or any of their respective affiliates. Stockholders should recognize that valuations of illiquid assets, including interests in SPVs, involve various judgments and consideration of factors that may be subjective.

Investments in Private Funds may involve significant risks, including that the Adviser will have no control over the investments of the Private Fund and the Fund will bear its pro rata portion of expenses on investments in Private Funds.

The Fund’s investments in Private Funds subject it to the risks associated with direct ownership of the securities in which the underlying funds invest. Private Funds are also subject to operational risks, such as the Private Fund manager’s ability to maintain operations, including back-office functions, property management, accounting, administration, risk management, valuation services, and reporting. The Fund may be required to indemnify certain of the Private Funds and/or their service providers from liability, damages, costs, or expenses. In addition, the Fund, as a holder of securities issued by the Private Funds, will bear its pro rata portion of such Private Fund’s expenses. The fees we pay to invest in a Private Fund may be higher than if the manager of the Private Fund managed our assets directly. Incentive fees charged by certain Private Funds may incentivize its manager to make investments that are riskier and/or more speculative than those it might have made in the absence of an incentive fee. These acquired fund fee expenses are in addition to the direct expenses of the Fund’s own operations, thereby increasing costs and/or potentially reducing returns to investors.

Private Funds are not registered as investment companies under the 1940 Act and, therefore, the Fund will not be afforded the protections of the 1940 Act with respect to its Private Fund investments. For example, Private Funds may employ higher and/or more complex fee structures, may not have independent boards, may not require stockholder approval of advisory contracts, may employ leverage higher than other investment vehicles such as mutual funds, may engage in joint transactions with affiliates, and are not obligated to file financial reports with the SEC.

Although the Adviser will evaluate each Private Fund and its manager to determine whether its investment programs are consistent with the Fund’s investment objective and whether the Private Fund’s investment performance is satisfactory, the Adviser will not have any control over the investments made by a Private Fund. In addition, the Fund’s investments in Private Funds may be subject to investment lock-up periods, during which the Fund may not be able to withdraw its investment. Even if the Fund’s investment in a Private Fund is not subject to lock-up, it will take a significant amount of time to redeem or otherwise liquidate such a position. Such withdrawal limitations may also restrict the Adviser’s ability to reallocate or terminate investments in Private Funds that are poorly performing or have otherwise had adverse changes. No market for the interests in a Private Fund exists or is expected to develop, and it may be difficult or impossible to transfer the interests in such Private Fund, even in an emergency.

For information about the value of the Fund’s investment in Private Funds, the Adviser will be dependent on information provided by the Private Funds, including unaudited financial statements, which, if inaccurate, could adversely affect the Adviser’s ability to accurately value the Fund’s Shares and to manage the Fund’s investment portfolio in accordance with its investment objective. A Private Fund may not provide us audited financials, and, in the absence of such audited financials, we will not have an independent third party verifying financial reports. Moreover, the Adviser’s due diligence efforts may not necessarily detect fraud, malfeasance, inadequate back-office systems, or other flaws or problems with respect to the underlying Private Fund managers. In purchasing a Private Fund interest, we entrust all aspects of the management of the Private Fund to its manager, and are subject to the risks inherent in relying on a third party manager. Stockholders have no individual right to receive information about the Private Funds or their managers, will not be stockholders in the Private Funds, and will have no rights with respect to or standing or recourse against the Private Funds, their managers, or any of their respective affiliates. Stockholders should recognize that valuations of illiquid assets, including interests in Private Funds, involve various judgments and consideration of factors that may be subjective. Private Fund valuations are subject to adjustment or revisions.

Each Private Fund will be subject to a variety of litigation risks. A Private Fund’s assets, including any investments made by the Private Fund and the Portfolio Companies held by the Private Fund, are available to satisfy all liabilities and other obligations of the Private Fund and we could find our interest in the Private Fund’s assets adversely affected by a liability arising out of an investment of the Private Fund.

The Fund may invest in forward contracts, which involve certain risks.

We may invest in “forward contracts” where a holder of a Portfolio Company’s securities (the “counterparty”) agrees to deliver Portfolio Company securities upon the removal of transferability and other restrictions from the Portfolio Company securities. Forward contracts may involve counterparty promises of future performances, including among other things, transferring shares to us in the future, paying costs and fees associated with maintaining and transferring the shares, not transferring or encumbering their shares, and participating in further acts required of stockholders by the counterparty and their agreement with us. Should counterparties breach their agreement inadvertently, by operation of law, intentionally, or fraudulently, it could affect our performance. Our ability and right to enforce transfer and payment obligations, and other obligations, against counterparties could be limited by acts of fraud or breach on the part of counterparties, operation of law, or actions of third parties. Measures we take to mitigate these risks, including powers of attorney, specific performance and damages provisions, any insurance policy, and legal enforcement steps, may prove ineffective, unenforceable, or economically impractical to enact.

Should a counterparty to a forward transaction die, become bankrupt, disabled, or no longer have legal capacity, it may not honor its contractual obligations with respect to its shares, and in some cases, may be relieved of such obligations. Due to divorce, bankruptcy, or for other reasons, counterparties may be subject to court orders or other legal requirements affecting their shares that are inconsistent with their obligations to us. In the event of a public offering, sale, or other corporate event affecting the underlying Portfolio Company to a forward contract, our investment could become more complicated and our rights could become uncertain. After such an event, we may be required to engage in further legal review of the investment and negotiation with brokers, transfer agents, and representatives of the Portfolio Company, its potential acquirer, and other parties.

In cases where we purchase a forward contract, because each underlying portfolio company may not have necessarily approved or endorsed the transaction, it offers no warranties or other promises as to the validity or value thereof, and no promise that it will agree with, approve, or facilitate transfer of shares to us. The portfolio company may not be a party to and may not have approved or been informed of the counterparty’s transactions with us, and, should the portfolio company object to the existence of the forward contract, it may take any number of steps to discourage or obstruct the transactions.

As of the date hereof, we have not purchased insurance policies related to our investments in forward contracts, however to mitigate some of the risks inherent in purchasing forward contracts, we may purchase insurance (at additional cost to us), which may be inadequate, and coverage limited or denied due to (among other things) liability limits, exclusions, the scope and limitations of coverage, the good faith and compliance of the insurer in honoring claims, the performance of the pool in making claims, among other things.

Indirect investments in Portfolio Companies through SPVs and forward contracts involve substantial risks, including that the Portfolio Company may not recognize our investment and actively seek to obstruct it.

The Fund may obtain exposure to Portfolio Company’s indirectly by investing through SPVs, forward contracts or other such instruments. The underlying Portfolio Company may not be a party to and may not have approved or been informed of the counterparty’s or SPV’s transactions with us, unless otherwise disclosed. The Portfolio Company may, upon learning of the counterparty’s or SPV’s transactions, take steps to invalidate or frustrate them, demand that we stop purchasing Portfolio Company’s securities, or seek redress or retaliation against counterparties, us, or others. Should the Portfolio Company object to the existence of the forward contract, or the creation of the SPV, it may take any number of steps to discourage or obstruct the transactions, including claiming that the counterparty transactions or SPV transactions violate the Portfolio Company’s agreements, claiming causes of action against counterparties or SPV sponsors or us, defensive measures intended to discourage counterparties or SPV sponsors from selling the Portfolio Company’s securities to us, refusing to accept or process securities transfers, or claiming rights to rescind our transactions or trigger rights of refusal to purchase the Portfolio Company’s securities involved in our transactions. Should a Portfolio Company wish to prospectively discourage secondary transactions by us, it may adopt policies or securities-related documents that makes such transactions impractical. A Portfolio Company may also object to use of its name, intellectual property, or public or non-public information about it. A Portfolio Company may be under no obligation to approve or recognize transactions involving the Portfolio Company’s securities that occur as a result of forward transactions or through SPVs. Conversely, a Portfolio Company that does wish to endorse, approve, or participate in the transactions may face complex and costly regulatory requirements and exposure to risk for doing so, which could discourage it from approving or participating in the transaction.

There are significant potential risks relating to investing in securities traded on private secondary marketplaces.

The Fund may utilize alternative trading systems and other private secondary markets to acquire equity securities of Portfolio Companies. The Fund generally has little or no direct access to financial or other information from the Portfolio Companies in which it invests through such private secondary marketplaces. As a result, the Fund is dependent upon the relationships and contacts of the Adviser to perform research and due diligence, and to monitor the Fund’s investments after they are made. However, there can be no assurance that the Adviser will be able to acquire adequate information on which to make an investment decision with respect to any private secondary marketplace purchases, or that the information the Adviser is able to obtain is accurate or complete. Any failure to obtain full and complete information regarding the Portfolio Companies in which the Fund invests could cause the Fund to lose part or all of its investment in such companies, which would have a material and adverse effect on its NAV and results of operations.

In addition, there can be no assurance that Portfolio Companies in which the Fund invests through private secondary marketplaces will have or maintain active trading markets, and the prices of those securities may be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods. Wide swings in market prices, which are typical of irregularly traded securities, could cause significant and unexpected declines in the value of our portfolio investments. Further, prices on alternative trading systems and other private secondary markets, where limited information is available, may not accurately reflect the true value of a Portfolio Company, and may in certain cases overstate a Portfolio Company’s actual value, which may cause the Fund to realize future capital losses on its investment in that Portfolio Company. If any of the foregoing were to occur, it would likely have a material and adverse effect on the Fund’s NAV and results of operations.

Investments in private companies, including through private secondary marketplaces, also entail additional legal and regulatory risks which expose participants to the risk of liability due to the imbalance of information among participants and participant qualification and other transactional requirements applicable to private securities transactions. Failure to comply with such requirements could result in rescission rights and monetary and other sanctions. The application of these laws within the context of private secondary marketplaces and related market practices are still evolving, and, despite the Fund’s efforts to comply with applicable laws, the Fund could be exposed to liability. The regulation of private secondary marketplaces is also evolving. Additional state or federal regulation of these markets could result in limits on the operation of or activity on those markets. Conversely, deregulation of these markets could make it easier for investors to invest directly in private companies and affect the attractiveness of the Fund as an access vehicle for investment in private shares. Private companies may also increasingly seek to limit secondary trading in their stock, through such methods as contractual transfer restrictions and employment policies. To the extent that these or other developments result in reduced trading activity and/or availability of private company shares, the Fund’s ability to find investment opportunities and to liquidate its investments could be adversely affected.

Secondary investments purchased at a negotiated discount may result in unrealized gains.

Secondary investments purchased at a discount will be marked up to the most recent NAV reported by the applicable third-party fund manager when the Fund next determines its NAV, resulting in an unrealized gain. Such unrealized gains will increase the Fund’s NAV and performance by the difference between the most recent NAV reported by the third-party fund manager and the negotiated purchase price. To the extent any gains on the secondary investment, including the gains resulting from negotiated purchases at a discount, are realized, the tax impact to stockholders is disclosed in “Certain U.S. Federal Income Tax Considerations.”

The Fund may not realize gains from its investments, may be compelled to liquidate its investments at a loss as a result of the actions of majority stockholders and, because certain of the Portfolio Companies may incur substantial debt to finance their operations, the Fund may experience a complete loss on its investment in the event of a bankruptcy or liquidation of any of the Portfolio Companies.

The Fund invests (i) in the equity securities (common and/or preferred stock, or equity-linked securities convertible into such equity securities) of operating private companies or (ii) in the equity securities of SPVs, which invest in the equity securities (common and/or preferred stock, or equity-linked securities convertible into such equity securities) of operating private companies. However, the securities the Fund acquires may not appreciate in value and, in fact, may decline in value. In addition, the private company securities the Fund acquires (or into which they are convertible) are often subject to drag-along rights. Drag-along rights are rights granted to a majority stockholder in a particular company that enable such stockholder to force minority stockholders to join in the sale of a company on the same price, terms, and conditions as any other seller in the sale. Such drag-along rights could permit other stockholders, under certain circumstances, to force the Fund to liquidate its position in a Portfolio Company at a specified price, which could be, in the Adviser’s opinion, inadequate or undesirable or even below the Fund’s cost basis. In this event, the Fund could realize a loss or fail to realize gain in an amount that the Adviser deems appropriate on the Fund’s investment. Further, capital market volatility and the overall market environment may preclude the Portfolio Companies from realizing liquidity events and impede the Fund’s exit from these investments. The Portfolio Companies may make business decisions to forego or delay potential liquidity events, such as an IPO, which could delay the Fund’s realization of value. Accordingly, the Fund may not be able to realize gains from its investments, and any gains that it does realize on the disposition of any investments may not be sufficient to offset any other losses it experiences. The Fund will generally have little, if any, control over the timing of any gains it may realize from its investments. In addition, the Portfolio Companies in which the Fund invests may have substantial debt loads. In such cases, the Fund would typically be last in line behind any creditors in a bankruptcy or liquidation and would likely experience a complete loss on its investment.

Because the Fund’s investments are generally not in publicly traded securities, there will be uncertainty regarding the fair market value of its investments, which could adversely affect the determination of the Fund’s NAV.

The Fund’s portfolio investments are generally not in publicly traded securities (unless one of the Portfolio Companies goes public, and then only to the extent the Fund has not yet liquidated its securities holdings therein). The Adviser prepares Portfolio Company valuations using the most recent Portfolio Company financial statements and forecasts, if available. The Adviser may utilize the services of an independent valuation firm, which, if engaged, may prepare or review valuations for all or some of the Fund’s portfolio investments that are not publicly traded or for which the Adviser does not have readily available market quotations. The types of factors that the Adviser will take into account in providing its fair value determination with respect to such Portfolio Company valuation will include, as relevant and, to the extent available, the Portfolio Company’s earnings, the markets in which the Portfolio Company does business, comparison to valuations of publicly traded companies in the Portfolio Company’s industry, comparisons to recent sales of comparable companies, the discounted value of the cash flows of the Portfolio Company, and other relevant factors. It is difficult to obtain financial and other information with respect to private companies, and even where the Adviser is able to obtain such information, there can be no assurance that it is complete or accurate. Because such valuations are inherently uncertain and may be based on estimates, the Adviser’s determinations of fair market value may differ materially from the values that would be assessed if a readily available market for these securities existed. Due to this uncertainty, the Adviser’s fair market value determinations with respect to any non-publicly traded Portfolio Company investment the Fund holds may cause the Fund’s NAV on a given date to materially understate or overstate the value that the Fund may ultimately realize on one or more of its investments. As a result, investors purchasing the Fund’s Shares based on an overstated NAV would pay a higher price than the value of its investments might warrant.

The lack of liquidity in, and potentially extended holding period of, many of the Fund’s investments may adversely affect its business and will delay any distributions of any gains.

The Fund’s investments are generally in non-publicly traded securities (unless one of the Portfolio Companies goes public, and then only to the extent the Fund has not yet liquidated its securities holdings therein).

Although the Adviser expects that most of the Fund’s equity investments will trade on private secondary marketplaces, certain of the securities held may be subject to legal and other restrictions on resale or may otherwise be less liquid than publicly traded securities. In addition, while some Portfolio Companies may trade on private secondary marketplaces, the Fund can provide no assurance that such a trading market will continue or remain active, or that the Fund will be able to sell its position in any Portfolio Company at the time the Adviser desires to do so and at the price the Adviser anticipates. The illiquidity of the Fund’s investments, including those that are traded on private secondary marketplaces, may make it difficult for it to sell such investments if the need arises. Also, if the Fund is required to liquidate all or a portion of its portfolio quickly, it may realize significantly less than the carrying value of its investments. There is no limitation on the portion of the Fund’s portfolio that may be invested in illiquid securities, and a substantial portion or all of its portfolio may be invested in such illiquid securities from time to time.

In addition, because the Fund deploys its capital to invest primarily in equity securities of private companies (or equity-linked securities convertible into such equity securities), realization events, if any, are unlikely to occur in the near term with respect to the majority of the Portfolio Companies. The Fund expects that its holdings of securities may require several years to appreciate in value and can offer no assurance that such appreciation will occur. Even if such appreciation does occur, it is likely that the Fund’s stockholders could wait for an extended period of time before any appreciation or sale of the Fund’s investments, and any attendant distributions of gains, may be realized.

Technology-focused companies in which the Fund invests are subject to many risks, including volatility, intense competition, decreasing life cycles, product obsolescence, changing consumer preferences, and periodic downturns.

The Adviser intends to focus its investments on Portfolio Companies that are technology focused. The revenues, income (or losses), and valuations of technology-related companies can and often do fluctuate suddenly and dramatically. In addition, because of rapid technological change, the average selling prices of products and some services provided by technology-focused companies have historically decreased over their productive lives. As a result, the average selling prices of products and services offered by the Portfolio Companies that are technology-focused companies may decrease over time, which could adversely affect their operating results and, correspondingly, the value of any equity securities that the Fund may hold. This could, in turn, materially adversely affect the Fund’s business, financial condition, and results of operations. The Fund’s technology focused Portfolio Companies may face significant regulatory risks related to data privacy, cybersecurity, consumer protection laws, and antitrust concerns. New regulations or enforcement actions could adversely impact the operations, profitability, or valuation of these technology companies.

Because of the Fund’s focus in technology and technology-related companies, the value of the Fund’s interests may be susceptible to greater risk than an investment in a fund that invests in a broader range of securities. The specific risks faced by such companies include: rapidly changing science, technologies and consumer preferences; new competing products and improvements in existing products which may quickly render existing products or technologies obsolete; exposure, in certain circumstances, to a high degree of government regulation, making these companies susceptible to changes in government policy and failures to secure, or unanticipated delays in securing, regulatory approvals; scarcity of management, technical, scientific, research and marketing personnel with appropriate training; the possibility of lawsuits related to patents and intellectual property; and rapidly changing investor sentiments and preferences with regard to technology-related investments (which are generally perceived as risky).

Due to transfer restrictions and the illiquid nature of the Fund’s investments, the Fund may not be able to purchase or sell its investments when it determines to do so.

The Fund’s investments are, and are expected to continue to be, (i) in equity securities (e.g., common and/or preferred stock, or equity-linked securities convertible into such equity securities) of privately held companies and (ii) in equity securities SPVs, which invest in the equity securities (e.g., common and/or preferred stock, or equity-linked securities convertible into such equity securities) of privately held companies. Such equity securities are typically subject to contractual transfer limitations, which may include prohibitions on transfer without the company’s consent. In order to complete a purchase of shares, the Fund may need to, among other things, give the issuer or its stockholders a particular period of time, often 30 days, in which to exercise a veto right, or a right of first refusal over, the sale of such securities. The Fund may be unable to complete a purchase transaction if the subject company or its stockholders chooses to exercise a veto right or right of first refusal. When the Fund completes an investment (or upon conversion of equity-linked securities), it generally becomes bound to the contractual transfer limitations imposed on the subject company’s stockholders as well as other contractual obligations, such as tag-along rights (i.e., rights of a company’s minority stockholders to participate in a sale of such company’s shares on the same terms and conditions as a company’s majority stockholder, if the majority stockholder sell its shares of the company). These obligations generally expire only upon an IPO by the subject company. As a result, prior to an IPO of a particular Portfolio Company, the Fund’s ability to liquidate such securities may be constrained. Transfer restrictions could limit the Fund’s ability to liquidate its positions in these securities if it is unable to find buyers acceptable to its Portfolio Companies, or, where applicable, their stockholders. Such buyers may not be willing to purchase the Fund’s investments at adequate prices or in volumes sufficient to liquidate its position, and even where they are willing, other stockholders could exercise their tag-along rights to participate in the sale, thereby reducing the number of shares sellable by the Fund. Furthermore, prospective buyers may be deterred from entering into purchase transactions with the Fund due to the delay and uncertainty that these transfer and other limitations create.

The Fund intends to adhere to its primary investment strategy to “buy and hold” the Portfolio Company securities. However, although the Adviser believes alternative trading systems and other private secondary markets may offer an opportunity to liquidate the Fund’s private company investments, in the event the Fund needs to liquidate such securities prior to a Portfolio Company’s liquidity event (i.e., IPO or merger or acquisition transaction), there can be no assurance that a trading market will develop for the securities that it liquidates or that the subject companies will permit their shares to be sold through such platforms.

Due to the illiquid nature of most of the Fund’s investments, the Fund may not be able to sell these securities at times when the Adviser deems it necessary to do so or at all. Due to the difficulty of assessing the Fund’s NAV, the NAV for the Fund’s shares may not fully reflect the illiquidity of the Fund’s portfolio, which may change on a daily basis, depending on many factors, including the status of the alternative trading systems and other private secondary markets on which the Fund’s portfolio securities may trade and the Fund’s particular portfolio at any given time.

The Fund may be subject to lock-up provisions or agreements that could prohibit it from selling its investments for a specified period of time.

Even if some of the Portfolio Companies complete IPOs, the Fund will often be subject to lock-up provisions that prohibit it from selling its investments into the public market for specified periods of time after an IPO, typically 180 days. As a result, the market price of securities that the Fund holds may decline substantially before it is able to sell these securities following an IPO.

There are significant potential risks relating to holding Portfolio Company securities following an IPO.

The value of shares of a Portfolio Company following an IPO may and likely will fluctuate considerably more than during the private phase of their offering. Additionally, due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading, and limited information about a company’s business model, quality of management, earnings growth potential, and other criteria used to evaluate its investment prospects, the shares of Portfolio Companies following an IPO may experience high amounts of volatility generally. Investments in companies that have recently sold securities through an IPO involve greater risks than investments in shares of companies that have traded publicly on an exchange for extended periods of time. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for the Fund to sell significant amounts of shares without an unfavorable impact on prevailing prices. As a result, the market price of securities that the Fund holds may decline substantially before the Adviser is able to sell these securities following an IPO. In addition, issuers frequently impose lock-ups that prohibit sales of their shares for a period of time after an IPO.

There are uncertainties regarding the tax treatment of certain of the Fund’s investments.

In certain circumstances the Adviser may structure investments other than as a direct acquisition of Portfolio Company securities. In this regard the Adviser may structure transactions as put options, call options, participation agreements (treated as debt or equity for income tax purposes), or novel transaction structures. The tax treatment of these transactions is not always a matter of settled law and the income therefrom may be characterized as capital gain, interest income, or other ordinary income.

The Fund will generally not hold a controlling interest in any of its Portfolio Companies.

It is expected that all of the Fund’s investments (directly or indirectly) will represent minority stakes in privately held companies. As is the case with minority holdings in general, such minority stakes that the Fund may hold will have neither the control characteristics of majority stakes nor the valuation premiums accorded majority or controlling stakes. The Fund expects to invest in the securities of companies for which the Fund has no right to appoint a director or otherwise exert any significant influence. In such cases, the Fund will be reliant on the existing management and board of directors of such companies, which may include representatives of other financial investors with whom the Fund is not affiliated and whose interests may conflict with the interests of the Fund. Additionally, the Fund may have limited ability to protect its position in such portfolio holdings.

The Adviser expects to make investments in companies that have incurred or are permitted to incur indebtedness, or that may issue equity securities that rank senior to the Fund’s investment. By their terms, such instruments may provide that their holders are entitled to receive payments of dividends, interest or principal on or before the dates on which payments are to be made in respect of the Fund’s investment. In the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a company in which an investment is made, creditors or holders of securities ranking senior to the Fund’s investment in such Portfolio Company typically would be entitled to receive payment in full before distributions could be made in respect of the Fund’s investment. After repaying creditors and senior security holders, the company’s remaining assets may not be sufficient for repayment of amounts owed in respect of the Fund’s investment. To the extent that any assets remain, holders of claims that rank equally with the Fund’s investment would be entitled to share on an equal and ratable basis in distributions that are made out of those assets.

Investments in foreign companies may involve significant risks in addition to the risks inherent in U.S. investments.

While the Fund intends to invest primarily in U.S. companies, it may invest on an opportunistic basis in certain non-U.S. companies, including those located in emerging markets, that otherwise meet its investment criteria. Investing in foreign companies, and particularly those in emerging markets, may expose the Fund to additional risks not typically associated with investing in U.S. issuers. These risks include changes in exchange control regulations; political and social instability; expropriation; nationalization of companies by foreign governments; imposition of foreign taxes (including withholding taxes) at potentially confiscatory levels; less liquid markets and less available information than is generally the case in the United States; higher transaction costs; less government supervision of exchanges, brokers, and issuers; less developed bankruptcy laws; difficulty in enforcing contractual obligations; lack of uniform accounting and auditing standards; and greater price volatility. Further, the Fund may have difficulty enforcing its rights as an equity holder in foreign jurisdictions. In addition, to the extent the Fund invests in non-U.S. companies, it may face greater exposure to foreign economic developments.

International trade tensions may arise from time to time which could result in trade tariffs, embargos or other restrictions or limitations on trade. The imposition of any actions on trade could trigger a significant reduction in international trade, an oversupply of certain manufactured goods, substantial price reductions of goods, and possible failure of individual companies or industries which could have a negative impact on the Fund’s performance. Events such as these are difficult to predict and may or may not occur in the future.

In addition, the Fund’s investments in foreign companies may be subject to economic sanctions or other government restrictions. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is difficult to ascertain. These types of measures may include, but are not limited to, banning a sanctioned country or certain persons or entities associated with such country from global payment systems that facilitate cross-border payments, restricting the settlement of securities transactions by certain investors, and freezing the assets of particular countries, entities, or persons. The imposition of sanctions and other similar measures could, among other things, result in a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country, downgrades in the credit ratings of the sanctioned country’s securities or those of companies located in or economically tied to the sanctioned country, currency devaluation or volatility, and increased market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could directly or indirectly limit or prevent the Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and adversely impact the Fund’s liquidity and performance.

Although the Fund expects that most of its investments will be U.S. dollar-denominated, any investments denominated in a foreign currency will be subject to the risk that the value of a particular currency will change in relation to one or more other currencies. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation, and political developments.

The Fund’s ability to make follow-on investments may be limited.

Following an initial investment in a Portfolio Company, the Fund may make additional investments in that Portfolio Company as “follow-on” investments, in order to: (1) increase or maintain in whole or in part the Fund’s equity ownership percentage; (2) exercise warrants, options or convertible securities that were acquired in the original or subsequent financing; or (3) attempt to preserve or enhance the value of the Fund’s investment.

The Fund may elect not to make follow-on investments or may otherwise lack sufficient funds to make those investments or lack access to desired follow-on investment opportunities. The Fund has the discretion to make any follow-on investments, subject to the availability of capital resources and of the investment opportunity. The failure to make follow-on investments may, in some circumstances, jeopardize the continued viability of a Portfolio Company and the Fund’s initial investment, or may result in a missed opportunity for the Fund to increase the Fund’s participation in a successful operation. Even if the Fund has sufficient capital to make a desired follow-on investment, the Fund may elect not to make a follow-on investment because it may not want to increase its concentration of risk, because it prefers other opportunities, or because the Fund is inhibited by compliance with the desire to qualify to maintain the Fund’s status as a RIC or lack access to the desired follow-on investment opportunity.

In addition, the Fund may be unable to complete follow-on investments in its Portfolio Companies that have conducted an IPO as a result of regulatory or financial restrictions.

Tax Risks

We will be subject to U.S. federal income tax imposed at corporate rates on our income and gains if we are unable to qualify as a RIC.

We intend to elect to be treated as a RIC and intend to operate in a manner so as to continue to qualify for the U.S. federal income tax treatment applicable to RICs. As a RIC, we generally will not be subject to U.S. federal income tax on our income and gain that we timely distribute (or are deemed to distribute) to our stockholders as dividends. We will be subject to U.S. federal income tax imposed at corporate rates on any income or gains that we do not timely distribute (or are deemed to distribute) to our stockholders. To qualify as a RIC, we must meet several requirements, including certain source of income, asset diversification and annual distribution requirements. In addition, we may also be subject to certain U.S. federal excise taxes, as well as state, local and foreign taxes (including withholding taxes).

We will satisfy the source of income requirement if we obtain at least 90% of our annual gross income from dividends, interest, payments with respect to securities loans, gains from the sale of stock or securities, net income from an interest in a qualified publicly traded partnership, or other income derived from the business of investing in stock or securities.

We will satisfy the annual distribution requirement if we distribute to our stockholders on a timely basis generally an amount equal to at least 90% of our investment company taxable income for each year. Under certain circumstances, we may be restricted from making distributions necessary to qualify as a RIC. If we are unable to obtain cash from other sources, we may fail to qualify as a RIC. Because we must make distributions to our stockholders as described above, such amounts, to the extent a stockholder is not participating in our dividend reinvestment option, will not be available to us to make investments.

We will satisfy the asset diversification requirement if, at the end of each quarter of our taxable year:

●	At least 50% of the value of our total assets consists of cash, cash equivalents (including receivables), U.S. government securities, securities of other RICs, and other securities, provided that such other securities or any one issuer do not represent more than 5% of the value of our total assets or more than 10% of the outstanding voting securities of the issuer; and

●	No more than 25% of the value of our assets can be invested in (i) the securities, other than U.S. government securities or securities of other RICs, of one issuer, (ii) the securities, other than securities of other RICs, of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses, or (iii) the securities of certain “qualified publicly traded partnerships” (as defined in the Code).

Failure to meet these tests may result in our having to (a) dispose of certain investments quickly or (b) raise additional capital to prevent the loss of RIC status. Because most of our investments are in private companies and are generally illiquid, any such dispositions may be at disadvantageous prices and may result in losses. Also, the rules applicable to our qualification as a RIC are complex with many areas of uncertainty. Accordingly, no assurance can be given that we will continue to qualify as a RIC. If we fail to qualify as a RIC for any reason and become subject to regular “C” corporation income tax, we will be subject to U.S. federal income tax on our income and gains imposed at corporate rates. The resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions. Such a failure would have a material adverse effect on us and our stockholders. The Code provides some relief from RIC disqualification due to failures to satisfy these requirements, although there may be additional taxes due in such cases. We cannot assure you that we would qualify for any such relief should we fail these requirements.

We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.

For U.S. federal income tax purposes, we may be required to recognize taxable income in circumstances in which we do not receive a corresponding payment in cash. We may also have to include in income other amounts that we have not yet received in cash, such as unrealized appreciation for foreign currency forward contracts and deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. Furthermore, we may invest in non-U.S. corporations (or other non-U.S. entities treated as corporations for U.S. federal income tax purposes) that could be treated under the Code and U.S. Treasury regulations as “passive foreign investment companies” or “controlled foreign corporations.” The rules relating to investment in these types of non-U.S. entities are designed to limit deferral and generally require the current inclusion of income derived by the entity. In certain circumstances, this could require us to recognize income where we do not receive a corresponding payment in cash.

We anticipate that a portion of our income may constitute income required to be included in taxable income prior to receipt of cash. Because such amounts accrued will be included in our investment company taxable income for the year of the accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement (defined below), even if we will not have received any corresponding cash amount. As a result, we may have difficulty meeting the Annual Distribution Requirement necessary to maintain RIC tax treatment under the Code. We may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital, make a partial share distribution, or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, and choose not to make a qualifying share distribution, we may fail to qualify for RIC tax treatment and thus become subject to U.S. federal income tax.

If we are not treated as a “publicly offered regulated investment company,” certain stockholders will be treated as having received certain income and their allocable share of expenses, which may not be deductible.

A “publicly offered regulated investment company” is a RIC whose shares are either (i) continuously offered pursuant to a public offering within the meaning of Section 4 of the Securities Act, (ii) regularly traded on an established securities market or (iii) held by at least 500 persons at all times during the taxable year. While we anticipate that we will constitute a publicly offered RIC, there can be no assurance that we will in fact so qualify for any of our taxable years. If we are not treated as a publicly offered regulated investment company for any calendar year, each U.S. shareholder that is an individual, trust or estate will be treated as having received a dividend from us in the amount of such U.S. shareholder’s allocable share of certain of our expenses for the calendar year, and these fees and expenses will be treated as miscellaneous itemized deductions of such U.S. shareholder. For taxable years beginning after 2017, miscellaneous itemized deductions generally are not deductible by a U.S. shareholder that is an individual, trust or estate.

We cannot predict how new tax legislation will affect us, our investments, or our stockholders, and any such legislation could adversely affect our business.

Legislative or other actions relating to taxes could have a negative effect on us. The laws pertaining to U.S. federal income taxation are constantly under review by persons involved in the legislative process and by the IRS and the U.S. Treasury Department. The likelihood of any such legislation being enacted is uncertain. New legislation and any U.S. Treasury regulations, administrative interpretations or court decisions interpreting such legislation could have adverse tax consequences, such as significantly and negatively affecting our ability to qualify for tax treatment as a RIC or negatively affecting the U.S. federal income tax consequences.

Risks Related to Leverage

We may borrow money, which may magnify the potential for loss and may increase the risk of investing in us.

As part of our business strategy, we may borrow from and issue senior debt securities to banks, insurance companies and other lenders or investors. Holders of these senior securities will have fixed-dollar claims on our assets that are superior to the claims of our stockholders. If the value of our assets decreases, leverage would cause our NAV to decline more sharply than it otherwise would have if we did not employ leverage. Similarly, any decrease in our income would cause net income to decline more sharply than it would have had we not borrowed. Such a decline could negatively affect our ability to make common stock dividend payments.

Our ability to service any borrowings that we incur will depend largely on our financial performance and will be subject to prevailing economic conditions and competitive pressures. Moreover, the Management Fee will be payable based on our average gross assets including assets purchased with borrowed funds, if any, which may give our Adviser an incentive to use leverage to make additional investments. The amount of leverage that we employ will depend on our Adviser’s and our Board’s assessment of market and other factors at the time of any proposed borrowing. We cannot assure you that we will be able to obtain credit at all or on terms acceptable to us, which could affect our return on capital.

In addition to having fixed-dollar claims on our assets that are superior to the claims of our common stockholders, obligations to lenders may be secured by a first priority security interest in our portfolio of investments and cash.

Regulations governing our operation as a registered closed-end management investment company affect our ability to raise additional capital and the way in which we do so. The raising of debt capital may expose us to risks, including the typical risks associated with leverage.

We may in the future issue debt securities or additional preferred stock and/or borrow money from banks or other financial institutions, which we refer to collectively as “senior securities,” up to the maximum amount permitted by the 1940 Act. Under the provisions of the 1940 Act, we are permitted, as a registered closed-end management investment company, to issue senior securities provided we meet certain asset coverage ratios (i.e., 300% for senior securities representing indebtedness and 200% in the case of the issuance of preferred stock). If the value of our assets declines, we may be unable to satisfy this test. If that happens, we may be required to sell a portion of our investments and, depending on the nature of our leverage, repay a portion of our indebtedness at a time when such sales may be disadvantageous. Also, any amounts that we use to service our indebtedness would not be available for distributions to our stockholders. Furthermore, if we issue senior securities, we will be exposed to typical risks associated with leverage, including an increased risk of loss. If we issue preferred stock, such stock would rank “senior” to our shares of common stock, preferred stockholders would have separate voting rights on certain matters and have other rights, preferences and privileges more favorable than those of our stockholders, and we could be required to delay, defer or prevent a transaction or a change of control that might involve a premium price for holders of our common stock or otherwise be in your best interest.

On December 31, 2025, the Fund entered into a Credit Agreement with Stifel Bank, which will expire on December 31, 2027. Subject to the terms of the Credit Agreement, the Fund may borrow up to an aggregate amount of $20,000,000. Interest accrues on principal drawn under the Credit Facility, which is payable on each loan maturity date. The interest rate is the Prime Rate, as of the date of funding (6.75% at December 31, 2025) plus 1.00%. The Fund will pay a 0.25% commitment fee on the maturity date equal to the difference between the average commitment amount and the average daily balance of the principal borrowed. The Fund intends to use the Credit Facility for short term borrowing needs, and does not intend to make investments using funds borrowed under the Credit Facility. As of February 9, 2026, the Fund had $20,000,000 available to be borrowed and $0 outstanding borrowings under the Credit Facility. The Fund estimates that interest payments on the Credit Facility for the Fund’s current fiscal year will be less than one basis point, based on anticipated usage of the Credit Facility throughout the year.

We are not generally able to issue and sell our common stock at a price below the then current NAV per share (exclusive of any distributing commission or discount). We may, however, sell our common stock at a price below the then current NAV per share if the Board determines that such sale is in our best interests and a majority of our stockholders approves such sale. In addition, we may generally issue additional shares of common stock at a price below NAV in rights offerings to existing stockholders, in payment of dividends and in certain other limited circumstances. If we raise additional funds by issuing more common stock, then the percentage ownership of our stockholders at that time will decrease, and you may experience dilution.

Risks Related to the Listing of Our Shares

Our direct listing differs significantly from listings arising from an underwritten IPO.

Prior to the opening of trading of our shares of common stock on the Exchange, there will be no book-building process and no price at which underwriters initially sell shares to the public to help inform efficient and sufficient price discovery with respect to the opening trades on the Exchange. The direct listing of our shares of common stock on the Exchange differs from the listing of shares arising from an underwritten IPO in several significant ways, which include, but are not limited to, the following:

●	There are no underwriters. Therefore, buy and sell orders submitted prior to and at the opening of trading of our common stock on the Exchange will not have the benefit of being informed by a published price range or a price at which the underwriters initially sell shares to the public, as would be the case in an underwritten IPO. Moreover, there will be no underwriters assuming risk in connection with the initial resale of shares of our common stock. Unlike in a traditional underwritten offering, this registration statement does not include the registration of additional shares that may be used at the option of the underwriters in connection with overallotment activity. Moreover, we will not engage in, and have not and will not, directly or indirectly, engage in any special selling efforts or stabilization or price support activities in connection with any sales made pursuant to this registration statement. In an underwritten IPO, the underwriters may engage in “covered” short sales in an amount of shares representing the underwriters’ option to purchase additional shares. To close a covered short position, the underwriters purchase shares in the open market or exercise the underwriters’ option to purchase additional shares. In determining the source of shares to close the covered short position, the underwriters typically consider, among other things, the price of shares available for purchase in the open market as compared to the price at which they may purchase shares through the underwriters’ option to purchase additional shares. Purchases in the open market to cover short positions, as well as other purchases underwriters may undertake for their own accounts, may have the effect of preventing a decline in the trading price of shares of common stock following the underwritten offering. Given that there will be no underwriters’ option to purchase additional shares and no underwriters engaging in stabilizing transactions with respect to the trading of our common stock on the Exchange, there could be greater volatility in the trading price of our common stock during the period immediately following the listing.

●	There is not a fixed or determined number of shares of common stock available for sale in connection with the registration and the listing of our shares of common stock. Therefore, there can be no assurance that the Selling Stockholders or other existing stockholders that may seek to sell their shares pursuant to Rule 144 of the Securities Act of 1933, as amended (the “Securities Act”) will sell any of their shares of common stock, and there may initially be a lack of supply of, or demand for, shares of our common stock on the Exchange. Alternatively, the Selling Stockholders or existing stockholders may choose to sell a large number of shares of common stock in the near term, resulting in potential oversupply of our common stock, which could adversely impact the trading price of our common stock once listed on the Exchange and thereafter.

●	We will not conduct a traditional “roadshow” with underwriters or host an “investor day” prior to the opening of trading of our common stock on the Exchange. Unlike firm commitment underwritten offerings, we do not intend to conduct a traditional roadshow to potential investors, and unlike other direct listings of shares, we do not intend to host an “investor day” or engage in investor education meetings that may aid in determining the appropriate price at which our shares are initially offered on the Exchange when they begin trading. We will instead rely on one or more designated market makers to determine the appropriate price at which our shares will initially trade. As a result, there may not be efficient or sufficient price discovery with respect to our common stock or sufficient demand among potential investors immediately after our listing, which could result in a more volatile trading price of our common stock.

Such differences from an underwritten IPO could result in a volatile trading price for our common stock and uncertain trading volume, which may adversely affect your ability to sell any shares of common stock that you may purchase.

Our stock price may be volatile, and could decline significantly and rapidly.

The listing of our common stock and the registration of the Selling Stockholders’ shares of common stock is a novel process that is not an underwritten IPO.

Prior to the opening trade, there will not be a price at which underwriters initially sell shares of common stock to the public as there would be in an underwritten IPO. The absence of a predetermined IPO price could impact the range of buy and sell orders collected by the Exchange from various broker-dealers. Consequently, upon listing on the Exchange, the trading price of our common stock may be more volatile than in an underwritten IPO and could decline significantly and rapidly.

Further, if the trading price of our common stock is above the level that investors determine is reasonable for our common stock, some investors may attempt to short our common stock after trading begins, which would create additional downward pressure on the trading price of our common stock, and there will be more ability for such investors to short our common stock in early trading than is typical for an underwritten public offering given the limited amount of contractual lock-up agreements or other restrictions on transfer.

The trading price of our common stock following the listing also could be subject to wide fluctuations in response to numerous factors in addition to the ones described in the preceding risk factors, many of which are beyond our control, including:

●	actual or anticipated fluctuations in our financial condition, results of operations, or operating metrics and those of our competitors;

●	the number of shares of our common stock made available for trading;

●	failure of securities analysts to initiate or maintain coverage of us, changes in financial estimates by any securities analysts who follow our company, or variance in our financial performance from expectations of securities analysts;

●	changes in our projected operating and financial results;

●	future sales of our common stock by us or our stockholders;

●	changes in our Board, senior management, or key personnel;

●	the trading volume of our common stock;

●	general economic and market conditions; and

●	other events or factors, including those resulting from war, incidents of terrorism, pandemics, elections, or responses to these events.

An active, liquid, and orderly market for our common stock may not develop or be sustained. You may be unable to sell your shares of common stock at or above the price at which you purchased them.

We currently expect our common stock to be listed and traded on the Exchange within 10 business days following the effectiveness of this Registration Statement on Form N-2. Prior to listing on the Exchange, there has been no public market for our common stock. Moreover, consistent with Regulation M and other federal securities laws applicable to our listing, the Selling Stockholders have no specific plans to sell shares in the public market following the listing, and we have not discussed with potential investors their intentions to buy our common stock in the open market. While our common stock may be sold after our listing on the Exchange by the Selling Stockholders pursuant to this Prospectus or by our other existing stockholders in accordance with Rule 144 of the Securities Act, unlike an underwritten IPO, there can be no assurance that the Selling Stockholders or other existing stockholders will sell any of their shares of common stock, and there may initially be a lack of supply of, or demand for, common stock on the Exchange. Conversely, there can be no assurance that the Selling Stockholders and other existing stockholders will not sell all of their shares of common stock, resulting in an oversupply of our common stock on the Exchange. In the case of a lack of supply of our common stock, the trading price of our common stock may rise to an unsustainable level. Further, institutional investors may be discouraged from purchasing our common stock if they are unable to purchase a block of our common stock in the open market in a sufficient size for their investment objectives due to a potential unwillingness of our existing stockholders to sell a sufficient amount of common stock at the price offered by such institutional investors and the greater influence individual investors have in setting the trading price. If institutional investors are unable to purchase our common stock in a sufficient amount for their investment objectives, the market for our common stock may be more volatile without the influence of long-term institutional investors holding significant amounts of our common stock. In the case of a lack of demand for our common stock, the trading price of our common stock could decline significantly and rapidly after our listing. Therefore, an active, liquid, and orderly trading market for our common stock may not initially develop or be sustained, which could significantly depress the trading price of our common stock and/or result in significant volatility, which could affect your ability to sell your shares of common stock.

Risks Related to Our Securities and This Offering

Common stock of closed-end management investment companies has in the past frequently traded at discounts to their NAVs, and we cannot assure you that the market price of our shares will not decline below our NAV per share.

Common stock of closed-end management investment companies have in the past frequently traded at discounts to their respective NAVs and our common stock may also be discounted in the market. This characteristic of closed-end management investment companies is separate and distinct from the risk that our NAV per share may decline. We cannot predict whether shares of our common stock will trade above, at or below our NAV per share. In addition, if our common stock trades below our NAV per share, we will generally not be able to sell additional common stock to the public at market price except (1) in connection with a rights offering to our existing stockholders, (2) with the consent of the majority of our common stockholders, (3) upon the conversion of a convertible security in accordance with its terms or (4) under such circumstances as the SEC may permit.

DISTRIBUTIONS

The timing and amount of our distributions, if any, will be determined by our Board. Any distributions to our stockholders will be declared out of assets legally available for distribution. We intend to focus on making investments that provide the opportunity for capital gains. As a consequence, we do not anticipate that we will pay distributions on a quarterly or other basis or become a predictable distributor of distributions, and we expect that our distributions, if any, will be much less consistent than the distributions of registered investment companies that primarily make debt investments. The specific tax characteristics of our distributions will be reported to stockholders after the end of the calendar year.

To qualify as a RIC, we must timely distribute (or be treated as distributing) in each taxable year an amount equal to at least the sum of (i) 90% of our investment company taxable income (which includes, among other items, dividends, interest, the excess of any net short-term capital gains over net long-term capital losses, as well as other taxable income, excluding any net capital gains reduced by deductible expenses) and (ii) 90% of our net tax-exempt income for that taxable year. As a RIC, we generally will not be subject to U.S. federal income tax on our investment company taxable income and net capital gains that we timely distribute to stockholders. In addition, to avoid the imposition of a nondeductible 4% U.S. federal excise tax, we must distribute (or be treated as distributing) in each calendar year an amount at least equal to the sum of:

●	98% of our net ordinary income, excluding certain ordinary gains and losses, recognized during a calendar year;

●	98.2% of our capital gain net income, adjusted for certain ordinary gains and losses, recognized for the twelve-month period ending on October 31 of such calendar year; and

●	100% of any ordinary income and capital gain net income that we recognized in preceding years, but were not distributed in such years, and on which we paid no U.S. federal income tax.

We may incur in the future such excise tax on a portion of our income and gains. While we intend to distribute income and capital gains to minimize exposure to the 4% U.S. federal excise tax, we may not be able to, or may not choose to, distribute amounts sufficient to avoid the imposition of the tax entirely. In that event, we will be liable for the tax only on the amount by which we do not meet the foregoing distribution requirement.

THE FUND’S INVESTMENTS

Investment Objective

The Fund’s investment objective is long-term capital appreciation. The Adviser believes that a select number of technology companies possess the potential to become generational leaders, significantly shaping global markets and economies over extended periods. These companies are creating new markets, such as Space or Artificial Intelligence, or are disrupting existing markets such as FinTech or Software. Emerging technologies, such as artificial intelligence, are accelerating transformative changes across industries. These companies have reached scale once reserved for the public markets. They are led by strong founders who are building these businesses for the long term. However, due to evolving dynamics within the global capital markets, these high-potential companies are increasingly electing to remain private for longer durations, limiting access for most investors around the globe.

The Fund seeks to provide investors with access to these select, privately-held generational technology companies that are anticipated to achieve sustained growth and create enduring value for stockholders. The Fund will differentiate from other private technology investment vehicles by strategically concentrating its holdings in the smallest number of generational companies permitted by applicable regulations. By maintaining a highly concentrated portfolio, typically consisting of approximately 15 material positions that create exposure to significant late-stage private technology companies, the Adviser seeks to optimize the Fund’s potential for outsized investment returns.

The Adviser believes that the Fund is ideally positioned to deliver on its investment objective for several key reasons:

●	Access to private technology markets through an investment vehicle providing public market liquidity for private market exposure.

●	Curated portfolio of late-stage, next-generation private tech leaders previously inaccessible to most investors.

●	Portfolio constructed and managed by seasoned venture capital investors with 15-year track record successfully accessing secondary investment opportunities.

●	Focused strategy and analytical approach leverages the Adviser’s expertise to target the most validated, high-potential companies.

There can be no assurance that our investment objective will be achieved or that our investment program will be successful. Our investment objective may be changed by our Board without prior stockholder approval.

Investment Strategy and Types of Investments

In the venture capital asset class, returns are characterized by a “power law” distribution, in which a small number of portfolio companies, comprising approximately 10% of portfolio investments, generate a disproportionate share of overall investment gains. While many early- and growth-stage companies may fail or deliver modest returns, this limited subset—often referred to as “outliers”—can achieve exceptional outcomes and materially impact the performance of a portfolio. The Fund’s strategy is designed to identify companies that have demonstrated their outlier potential and concentrate exposure in them, as the Adviser believes that meaningful participation in a small number of transformative private technology companies offers the most compelling opportunity for long-term capital appreciation. The name of the Fund - Powerlaw - emphasizes this well documented fact about venture capital returns.

Our core investment themes specifically target sectors that the Adviser believes are poised for transformative growth, including next-generation dominant enterprise SaaS platforms, leading consumer platforms, modern aerospace and defense technologies, and companies at the forefront of artificial intelligence innovation. This thematic and concentrated approach positions the Fund to capitalize on substantial growth opportunities in these rapidly evolving sectors.

Investment Criteria

The Fund’s investment strategy focuses on identifying and investing in select outlier companies by leveraging the extensive experience of the Adviser’s personnel and Akkadian’s position in the venture capital ecosystem. We specifically will target a small group of companies characterized by:

●	Exceptional revenue scale within the venture capital ecosystem, typically generating annual revenues exceeding $500 million, although in exceptional and limited circumstances we will consider companies at all level of development.

●	Market capitalization surpassing $5 billion, with a focus on companies with more than $10 billion of market capitalization.

●	Globally recognized and respected brand identities.

●	Significant and durable competitive advantages with the potential to compound growth for many years.

●	A track record of raising substantial capital, typically in excess of $500 million, from highly regarded venture capital institutions.

●	Consistent and sustained annual revenue growth exceeding 20% in large and growing addressable markets.

●	Demonstrated robust investor demand in the top decile of companies within secondary market marketplaces.

●	Potential to be durable, high-performance public companies.

The aforementioned criteria represent desired targets. We cannot guarantee that all of the Fund’s Portfolio Companies will meet the desired targets.

Late-stage technology companies are increasingly choosing to delay IPOs and remain private for extended periods. This shift is driven by several key factors, including abundant private market capital, allowing these companies to raise significant funds without the regulatory scrutiny and public reporting requirements that accompany an IPO. Remaining private enables them to focus more strategically on long-term growth initiatives without the pressure to meet short-term earnings targets. Additionally, private companies can maintain greater confidentiality regarding proprietary technology and business strategies, thereby protecting their competitive advantages. Furthermore, liquidity solutions such as secondary market transactions provide early investors and employees with partial liquidity, reducing the urgency of public market access. Collectively, these factors encourage leading technology companies to delay public listings, resulting in prolonged periods of private operation and larger valuations before entering public markets. The Fund is designed to provide access to these companies at a relatively early stage of their growth and value creation trajectory.

Once the Adviser identifies the outlier companies, the Adviser then conducts a rigorous due diligence process. The Adviser analyzes financial performance using publicly available information, secondary market pricing, interviews with industry experts and former employees, reviews of capitalization structures and analyses of the company’s addressable market and competitive threats.

This disciplined selection approach positions the Fund to capture value from companies that the Adviser believes are poised to deliver substantial, long-term returns to our investors.

Investment Structures

As certain companies grow and experience significant increased value while remaining private, employees and other stockholders may seek liquidity by selling shares directly to a third party or to a third party via a secondary marketplace. Sales of shares in private companies are typically governed by contractual transfer restrictions and may be further restricted by provisions in company charter documents, investor rights of first refusal and co-sale and company employment and trading policies. The Adviser believes that the reputation of its investment professionals within the industry and established track record of secondary investing affords it a favorable position when seeking approval for a purchase of shares subject to such limitations.

Direct equity investments. We will seek direct investments in private companies. There is a large market among emerging private companies for equity capital investments. We will seek to be a source of such equity capital as a means of investing in these companies and look for opportunities to invest alongside other venture capital and private equity investors with whom we have established relationships.

Private secondary marketplaces and direct share purchases. Over the past 15 years, Akkadian has developed relationships with over 40 brokers who provide it and its affiliated entities access to various opportunities. In addition, the Adviser may use private secondary marketplaces such as Hiive Markets Limited, Forge Securities LLC, NPM Securities, LLC, and Zanbato Securities LLC, which have registered with the SEC’s Alternative Trading System by filing a Form ATS with the SEC and which are registered broker-dealers and FINRA members as reported by FINRA’s Brokercheck online service. Such private secondary marketplaces are used to source introductions to potential sellers of (i) equity and equity-related interests in privately held companies that meet the Adviser’s investment criteria and (ii) equity interests in SPVs that provide indirect access to equity and equity-related interests in privately held companies that meet the Adviser’s investment criteria. Upon receiving such introductions via the private secondary marketplaces, the Adviser (a) negotiates, documents, and closes the transactions directly with the sellers or via the corresponding private secondary marketplace and (b) if applicable pays a commission to the private secondary marketplace. The Fund will also purchase shares directly from stockholders, including current or former employees, of privately-held companies that meet the Adviser’s investment criteria, by leveraging Akkadian’s relationships at the target companies in the broader venture capital community.

The Fund will seek to deploy capital primarily in the form of non-controlling equity and equity-linked investments in Portfolio Companies. The term “equity” includes common shares, preferred shares, and convertible securities. The term “equity-linked security” includes securities, the returns on which are linked to the performance of an equity security.

The Fund seeks to invest directly in the equity securities of Portfolio Companies, however, in order to increase its access to Portfolio Companies, the Fund may also invest in (i) SPVs and similar investment structures, (ii) forward contracts for future delivery of stock, swaps or other synthetic equity agreements, and (ii) Private Funds to gain diversified exposure to Portfolio Companies or to obtain co-investment opportunities from Private Fund managers. In addition, the Fund may purchase equity interests in SPVs in secondary transactions. The Fund may invest in Portfolio Companies through secondary purchases and exchanges from selling stockholders of such companies and direct purchases from such Portfolio Companies.

The Fund may make certain investments through one or more SPVs typically organized as limited liability companies or limited partnerships. Certain SPVs in which the Fund may invest are wholly-owned and solely controlled by the Fund and were (or in the future may be) formed to manage investments with increased flexibility, simplify transfers of economic interests, and mitigate investment-specific risks. Wholly-owned SPVs are consolidated with the Fund for purposes of financial reporting, and, on a consolidated basis with the Fund, will be compliant with Section 8, Section 17 and Section 18 of the 1940 Act. The Fund has (and may in the future) invest in SPVs, which are controlled by an external manager, but for which the Fund has special rights, such as information rights, rights to approve purchases or dispositions of assets, and rights to approve the admission of additional investors, pursuant to the SPV’s governing documents. The Fund has (and may in the future) invest in SPVs that are controlled by an external manager and for which the Fund has no such special rights.

Investors in the Fund gain economic participation in underlying SPV investments indirectly through their investment in the Fund. The Fund is subject to the governing documents and the terms specific to each SPV.

Investors should be aware that the use of SPVs introduces additional layers of structural complexity, and potential risks related to liquidity, transparency, and valuation may exist. These risks are outlined in greater detail within the risk disclosures of this registration statement.

In limited circumstances, certain investments of the Fund may be structured through a Multi-Layer SPV. Under this arrangement, the Fund initially invests in an intermediary vehicle typically organized as a limited liability company or limited partnership. That intermediary vehicle may invest directly in a Primary SPV, which directly owns securities of the underlying Portfolio Company or may invest in additional intermediary vehicles, which ultimately invest directly in a Primary SPV.

This Multi-Layer structure facilitates efficient management of investment terms, eases compliance with transfer restrictions and regulatory requirements, and tax optimization. Specifically, it provides the Fund with increased flexibility to participate in complex secondary market transactions, manage liquidity events, accommodate investor-specific regulatory constraints, and optimize capital calls and distributions.

The Fund retains economic exposure to the underlying portfolio investments through its ownership of interests in the Primary SPV, subject to the terms and agreements governing the respective SPVs. Investors in the Fund should carefully consider the additional structural complexity and potential risks arising from such arrangements.

Portfolio Construction

The Fund is designed to provide access to what the Adviser believes are the highest quality and highest-potential privately held technology companies. To optimize for our long-term capital appreciation objective, we intend to construct our portfolio to achieve maximum allowable concentration consistent with the diversification requirements applicable to regulated investment companies (“RICs”) for U.S. federal income tax purposes. We anticipate allocating our largest positions to the two companies that we believe possess the strongest long-term growth potential, with these two holdings each representing up to 25% of the Fund’s assets. Our remaining positions are expected to individually range from approximately 1% to 10% of the portfolio.

These allocations are based on our assessments of our Portfolio Companies and the availability of exposure to them. We cannot guarantee that we will be able to maintain such allocations.

Once we have established an initial position in a Portfolio Company, we may choose to increase our stake through subsequent purchases. Maintaining a concentrated portfolio is a key to our success, and as a result we constantly evaluate the composition of our investments and our pipeline to ensure we are exposed to the strongest companies within our target segments.

The Adviser’s primary strategy is to invest in the equity securities of Portfolio Companies and to hold such securities until a liquidity event with respect to such Portfolio Company occurs, such as an IPO or a merger or acquisition transaction. Notwithstanding the foregoing, if the Adviser believes it to be in the best interest of the Fund, the Fund may (i) continue to hold securities of a Portfolio Company following a liquidity event until such time that the Adviser determines to sell the securities, or (ii) sell such securities prior to the occurrence of a liquidity event. The late-stage Portfolio Companies in which the Fund invests are generally expected to have a liquidity event within one to six years of such securities purchase by the Fund, and the Adviser takes the expected timing of any such event into consideration when it is making investment decisions on behalf of the Fund. The timing of liquidity events, however, is difficult if not impossible, to predict with accuracy.

The Fund expects that most of its investments will be made in U.S. domestic Portfolio Companies (i.e., companies organized in the United States), but it is not prohibited from investing in Portfolio Companies organized in foreign jurisdictions, including those organized in emerging market countries. The Fund defines emerging market countries to mean countries included in the MSCI Emerging Markets Index.

The Fund primarily invests in securities of issuers involved primarily in technology, software, artificial intelligence, digital media, internet services, semiconductor manufacturing, communications equipment, information technology, and related industries. The Fund’s policy of concentrating in the groups of industries in the technology sector increases its exposure to the economic, regulatory, and competitive risks associated with this sector.

The Adviser expects that the Fund’s holdings of equity securities may require several years to appreciate in value, and there can be no assurance that such appreciation will occur. Due to the illiquid nature of most of the Fund’s investments and transfer restrictions that equity securities are typically subject to, the Fund may not be able to sell these securities at times when the Fund deems it necessary to do so, or at all. The equity securities in which the Fund invests will often be subject to drag-along rights, which permit a majority stockholder in the company to force minority stockholders to join a company sale (which may be at a price per share lower than our initial purchase price). In addition, the Fund will often be subject to lock-up provisions that prohibit the Fund from selling its equity investments into the public market for specified periods of time after an IPO of a Portfolio Company, typically 180 days. As a result, the market price of securities that the Fund holds may decline substantially before the Fund is able to sell these securities following an IPO. In addition, many of our investments are made in SPVs that require the approval of an external manager to transfer our interests or obtain stock following an IPO. We do not control the timing of cash or stock distributions from all of the external managers.

Investment Process

The Adviser uses its own extensive network, internal research and analysis to identify Portfolio Companies that satisfy its investment criteria. The Adviser’s internal research and analysis leverages insights from diverse sources, including external research and industry relationships to identify and take advantage of trends that have ramifications for individual companies or entire industries.

Once a Portfolio Company is identified, the Adviser performs extensive due diligence on that company. The Adviser assesses key indicators of each company’s health and growth among several other factors. Indicators that will be used include the company’s total addressable market, market growth rate, recent financing rounds, company growth rate, competitive positioning, business model, network effects and economies of scale, any regulatory and legal concerns, as well as other indicators that may be strongly correlated with higher or lower valuations.

As part of the due diligence process, the Adviser will also review the transparency of financial disclosures, structure of contemplated transactions (including class of stock being purchased), recent and historical secondary market transaction pricing, and other investment-specific due diligence.

For each potential transaction, the Adviser conducts a comprehensive counterparty diligence process designed to mitigate risks and ensure clarity of ownership. Leveraging Akkadian’s 15 years of industry experience, the Adviser prioritizes sourcing opportunities from trusted and well-established channels. When evaluating investments involving SPVs or other external entities, the Adviser’s due diligence includes an in-depth review of all legal and transaction-related documentation, an assessment of the general partner’s management capabilities and track record, thorough reference checks, and verification of ownership. For transactions directly involving individuals, the Adviser’s process further incorporates background and credit checks, reviews of all relevant option documents—including option grant agreements, proof of exercise, and share certificates—and, where possible, personal reference checks. The objective of the Adviser’s rigorous diligence approach is to fully understand the Fund’s counterparties and proactively mitigate any potential issues related to future share redemption or ownership disputes. This process is managed by Peter Smith, who acts as the Adviser’s general counsel. He is also a co-founder of Akkadian and has been in this role for 15 years.

After making an investment, the Adviser will monitor the financial trends of the Portfolio Company to assess the Fund’s exposure to individual companies as well as to evaluate overall portfolio quality. The Adviser will establish valuation targets at the portfolio level and for gross and net exposures with respect to specific companies and industries within the Fund’s overall portfolio. If a company is underperforming, the Adviser may decide to sell the Fund’s interest in the private markets, and may realize a loss. If such a sale occurs, the Adviser will, in a reasonable period of time, add a new company to the portfolio.

Additional Information Regarding Types of Investments

Equity Securities

We invests (i) in the equity securities (common and/or preferred stock, or equity-linked securities convertible into such equity securities) of operating private companies or (ii) in the equity securities of SPVs, which invest in the equity securities (common and/or preferred stock, or equity-linked securities convertible into such equity securities) of operating private companies. Common stock represents an equity ownership interest in a company. We may directly hold or have exposure via an SPV to stocks of issuers of any size, provided such issuers have a market capitalization greater than $1 billion. Because we will ordinarily have exposure to stocks, historical trends would indicate that our portfolio and investment returns will be subject at times, and over time, to higher levels of volatility and market and issuer-specific risk than if it invested exclusively in debt securities.

Some of our investments in equity securities may be held through SPVs, which are private investment vehicles designed to provide investors access to securities of private companies. SPVs may be organized by us, or an affiliate, or organized by managers unaffiliated with us and offer investors the opportunity to pool their collective capital to invest in a private company’s securities. SPVs are generally organized as limited liability companies, and the investors are members of the limited liability company, and, for that reason, the rights of SPV investors are documented in the individual SPV’s operating agreement, subject to the terms of any side letters entered into between an SPV investor and the manager.

SPV offerings are private placements conducted pursuant to Regulation D under the Securities Act to a limited number of accredited investors. In connection with an investment in an SPV, we would be one of many investors and not privy to the identity of other investors. The underlying assets of an SPV are the securities of the private company the SPV was formed to invest in, and, consequently, the value of an SPV investment generally equals the fair value of those underlying securities, after discounting to take into account any fees paid to the SPV. SPV investors typically pay fees to the SPV manager to cover necessary operating and offering-related costs; however, as a result of our Adviser’s relationships with a number of SPV sponsors, we have often been able to negotiate favorable fee terms in side letters, which, in some cases, entirely eliminates the fees that we would otherwise pay.

Restricted and Illiquid Investments

We may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. Liquidity of an investment relates to the ability to dispose easily of the investment and the price to be obtained upon disposition of the investment, which may be less than would be obtained for a comparable more liquid investment.

Illiquid investments may trade at a discount from comparable, more liquid investments. Illiquid investments are subject to legal or contractual restrictions on disposition or lack an established secondary trading market. Investment of our assets in illiquid investments may restrict our ability to dispose of our investments in a timely fashion and for a fair price as well as our ability to take advantage of market opportunities.

Private Company Investments

We anticipate making significant investments in late-stage private companies. Late stage companies are those that have demonstrated sustainable business operations and generally have a well-known product or service with a strong market presence. Late-stage private companies have generally had large cash flows from their core business operations and are expanding into new markets with their products or services. Late-stage private companies may also be referred to as “pre-IPO companies.” We may invest in equity securities or debt securities, including debt securities issued with warrants to purchase equity securities or that are convertible into equity securities, of private companies. We may enter into private company investments identified by the Adviser or may co-invest in private company investment opportunities owned or identified by other third party investors, such as private equity firms, with which neither we nor the Adviser is affiliated.

Traditional Preferred Equity Securities

Traditional preferred securities generally pay fixed or adjustable rate dividends to investors and generally have a “preference” over common stock in the payment of dividends and the liquidation of a company’s assets. This means that a company must pay dividends on preferred stock before paying any dividends on its common stock. In order to be payable, distributions on such preferred securities must be declared by the issuer’s board of directors. Income payments on typical preferred securities currently outstanding are cumulative, causing dividends and distributions to accumulate even if not declared by the board of directors or otherwise made payable. In such a case all accumulated dividends must be paid before any dividend on the common stock can be paid. However, some traditional preferred stocks are non-cumulative, in which case dividends do not accumulate and need not ever be paid. A portion of the portfolio may include investments in non-cumulative preferred securities, whereby the issuer does not have an obligation to make up any arrearages to its stockholders. Should an issuer of a non-cumulative preferred stock held by us determine not to pay dividends on such stock, the amount of dividends we pay may be adversely affected. There is no assurance that dividends or distributions on the preferred securities in which we invest will be declared or otherwise made payable.

Preferred stockholders usually have no right to vote for corporate directors or on other matters. Shares of preferred stock have a liquidation value that generally equals the original purchase price at the date of issuance. The market value of preferred securities may be affected by favorable and unfavorable changes impacting companies in the utilities and financial services sectors, which are prominent issuers of preferred securities, and by actual and anticipated changes in tax laws, such as changes in corporate income tax rates or the “Dividends Received Deduction.” Because the claim on an issuer’s earnings represented by preferred securities may become onerous when interest rates fall below the rate payable on such securities, the issuer may redeem the securities. Thus, in declining interest rate environments in particular, our holdings, if any, of higher rate-paying fixed rate preferred securities may be reduced and we may be unable to acquire securities of comparable credit quality paying comparable rates with the redemption proceeds.

Private Investment Funds

Investments in Private Funds are subject to additional risks beyond the securities held by such funds. For example, no market for the interests in a Private Fund exists or is expected to develop, and it may be difficult or impossible to transfer the interests in such Private Fund, even in an emergency. In addition, we will not have the right to withdraw or transfer any amount of our investment in a Private Fund without the prior consent of its manager, which consent may be withheld for any or no reason. As a result, we may need to hold the Private Fund interest indefinitely.

A Private Fund may also not provide audited financials to us. In the absence of audited financials, we will not have an independent third party verifying financial reports. We will have no right or power to take part in the management of a Private Fund. Accordingly, we will have no opportunity to control the day-to-day operations, including investment and disposition decisions, of the underlying Private Fund. We will not receive the detailed financial information issued by the Portfolio Company that may be available to the manager of the fund. Accordingly, in purchasing a Private Fund interest, we entrust all aspects of the management of the Private Fund to its manager.

In addition, the manager of a Private Fund may make decisions, which result in a loss for the Private Fund. There can be no assurance that a Private Fund’s manager will make decisions that improve the Private Fund’s performance or lead to a profitable outcome for us.

Each Private Fund will be subject to a variety of litigation risks. In the event of a dispute arising from any activities relating to the operation of the Private Fund, it is possible that the Private Fund, its manager, the Private Fund’s members, and persons associated or affiliated with such parties may be named as defendants. Under most circumstances, the Private Fund will indemnify its manager and their personnel against any costs they incur in connection with such disputes. Beyond direct costs, such disputes may adversely affect a Private Fund in a variety of ways, including by distracting the manager and harming relationships between the Private Fund and its Portfolio Company or other investors in the Portfolio Company.

A Private Fund’s assets, including any investments made by the Private Fund and the Portfolio Companies held by the Private Fund, are available to satisfy all liabilities and other obligations of the Private Fund. If the Private Fund becomes subject to a liability, parties seeking to have the liability satisfied may have recourse to the Private Fund’s assets generally and will not be limited to any particular assets, such as the asset representing the investment giving rise to the liability. Accordingly, we could find our interest in the Private Fund’s assets adversely affected by a liability arising out of an investment of the Private Fund.

Forward contracts

We may invest in “forward contracts” that involve stockholders (each a “counterparty”) of a potential Portfolio Company, whereby such counterparties promise future delivery of equity securities upon transferability or other removal of restrictions. These may involve counterparty promises of future performances, including among other things transferring shares to us in the future, paying costs and fees associated with maintaining and transferring the shares, not transferring or encumbering their shares, and participating in further acts required of stockholders by the counterparty and their agreement with us. Should counterparties breach their agreement inadvertently, by operation of law, intentionally, or fraudulently, it could affect our performance. Our ability and right to enforce transfer and payment obligations, and other obligations, against counterparties could be limited by acts of fraud or breach on the part of counterparties, operation of law, or actions of third parties. Measures we take to mitigate these risks, including powers of attorney, specific performance and damages provisions, any insurance policy, and legal enforcement steps, may prove ineffective, unenforceable, or economically impractical to enact.

In cases where we purchase a forward contract, because each underlying Portfolio Company may not have necessarily approved or endorsed the transaction, it offers no warranties or other promises as to the validity or value thereof, and no promise that it will agree with, approve, or facilitate transfer of shares to us.

In cases where we purchase a forward contract, in the event of a public offering, sale, or other corporate event affecting a Portfolio Company, it could be complicated, uncertain, and require further legal review, negotiation, and other acts for us to work with brokers, transfer agents, and representatives of the Portfolio Company, its potential acquirer, and other parties.

Swaps

Swaps are a type of derivative. Swap agreements involve the risk that the party with which we have entered into the swap will default on its obligation to pay us and the risk that we will not be able to meet our obligations to pay the other party to the agreement. In order to seek to hedge the value of our portfolio, to hedge against increases in our cost associated with interest payments on any outstanding borrowings or to seek to increase our return, we may enter into swaps, including interest rate swap, total return swap (sometimes referred to as a “contract for difference”) and/or credit default swap transactions. In interest rate swap transactions, there is a risk that yields will move in the direction opposite of the direction anticipated by us, which would cause us to make payments to our counterparty in the transaction that could adversely affect our performance. In addition to the risks applicable to swaps generally (including counterparty risk, high volatility, illiquidity risk and credit risk), credit default swap transactions involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Historically, swap transactions have been individually negotiated non-standardized transactions entered into in over the counter (“OTC”) markets and have not been subject to the same type of government regulation as exchange-traded instruments. However, since the global financial crisis, the OTC derivatives markets have become subject to comprehensive statutes and regulations. In particular, in the United States, the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”), signed into law by President Obama on July 21, 2010, requires that certain derivatives with U.S. persons must be executed on a regulated market and a substantial portion of OTC derivatives must be submitted for clearing to regulated clearinghouses. As a result, swap transactions entered into by us may become subject to various requirements applicable to swaps under the Dodd-Frank Act, including clearing, exchange-execution, reporting and recordkeeping requirements, which may make it more difficult and costly for us to enter into swap transactions, and may also render certain strategies in which we might otherwise engage impossible or so costly that they will no longer be economical to implement. Furthermore, the number of counterparties that may be willing to enter into swap transactions with us may also be limited if the swap transactions with us are subject to the swap regulation under the Dodd-Frank Act.

We rely on the “limited derivatives user” exception in Rule 18f-4 under the 1940 Act to enter into derivatives transactions, such as forward contracts and swaps, and certain other transactions, notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. To maintain our qualification as a limited derivatives user, our “derivatives exposure” is limited to 10% of our net assets subject to exclusions for certain currency or interest rate hedging transactions (as calculated in accordance with Rule 18f-4). If we fail to maintain our qualification as a “limited derivatives user” as defined in Rule 18f-4 and seek to enter into derivatives transactions, we will be required to establish a comprehensive derivatives risk management program, to comply with certain value-at-risk based leverage limits, to appoint a derivatives risk manager and to provide additional disclosure both publicly and to the SEC regarding our derivatives positions.

Convertible Securities

A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. Convertible securities rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument.

MANAGEMENT OF THE FUND

The Board of Directors

The Board has overall responsibility for monitoring the Fund’s investment program and its management and operations. At least a majority of the Board is comprised of persons who are not “interested persons” of the Fund or the Adviser (as such term is defined in Section 2(a)(19) of the 1940 Act, each, an “Independent Director” and, collectively, the “Independent Directors”). Any vacancy on the Board may be filled by the remaining Directors, except to the extent the 1940 Act requires the election of Directors by stockholders. Subject to the provisions of Maryland law, the Directors will have all powers necessary and convenient to carry out this responsibility. The name and business address of the Directors and officers of the Fund and their principal occupations and other affiliations during the past five years, as well as a description of committees of the Board, are set forth under “Management” in the SAI.

The Investment Adviser

We are managed by the Adviser. The Adviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The principal address of the Adviser is 631 Folsom Street, Ste A & B, San Francisco, California, 94107-3850. Subject to the overall supervision of our Board, the Adviser manages our day-to-day operations and provides investment advisory and management services to us. The Adviser or its affiliates may engage in certain origination activities, including sourcing investment opportunities, conducting research, performing diligence on potential investments, structuring our investments, and monitoring our Portfolio Companies on an ongoing basis through a team of investment professionals.

The Adviser is owned and controlled by Michael Dinsdale, its Chief Executive Officer, Peter Smith, its President and Chief Compliance Officer, and Benjamin Black, its Chief Investment Officer.

The Adviser is under common control with Akkadian Ventures, Inc. (“Akkadian”). Akkadian is controlled by its officers, Benjamin Black, Michael Dinsdale, and Peter Smith. Akkadian is an experienced venture capital and secondary investment firm with a proven 15-year track record of high-conviction investing, underpinned by a deep commitment to its investors and broader community. Akkadian is a recognized pioneer in direct secondary investments, option exercise loans, and company liquidity programs, with extensive experience in the private markets. The firm’s strategic evolution includes managing five growth-stage venture direct secondary strategies since 2011, most recently through Akkadian Ventures VI, LP ($276 million), as well as a seed-stage fund-of-funds strategy through RAISE.ai Ventures, LP ($55 million). Akkadian is the founder of the RAISE Global Conference, established in 2016, which maintains a curated network of over 3,000 general partners and 2,000 limited partners. Akkadian has 12 employees and is located in San Francisco, CA. As of September 30, 2025, Akkadian and its affiliates had over $1.2 billion in assets under management, which includes the Fund’s total assets of $417 million.

The Fund reflects Akkadian’s mission to democratize access to Silicon Valley’s premier technology investments. The Fund was built to provide investors with access to a carefully curated portfolio of what the Adviser believes to be leading private technology companies. The Fund enables investors to have exposure to what the Adviser believes are the leading private venture backed technology businesses, while having daily liquidity and quarterly transparency.

Because of Akkadian’s history, the Adviser’s management team has established relationships within the secondary ecosystem, and it intends to use those relationships to position the Fund as a preferred buyer for secondary market transactions (i.e., transactions in securities of private companies that are acquired other than from the issuer), which may give the Fund access to optimal terms and opportunities. By strategically targeting what the Adviser believes are transformative technology companies that are remaining private longer, the Fund serves as the critical bridge between private innovation and public capital, placing its investors at the forefront of market evolution and enabling them to participate in industry trends and opportunities for substantial value creation.

Akkadian and the Adviser’s personnel possess extensive expertise executing investments through various structures, including purchases of common and preferred equity securities, option exercise loans, forward contracts, and SPVs. Since inception, Akkadian’s experienced in-house team has successfully executed over 750 individual secondary transactions employing these methods. As of September 30, 2025, Akkadian manages five blind pool funds, one fund-of-funds, and many SPVs representing approximately $802 million in regulatory assets under management, which excludes the Fund’s total assets of $417 million as of that date. Across these vehicles (and excluding the Fund), Akkadian has deployed capital into 111 distinct portfolio investments, resulting in 52 exits, both fully and partially realized. Importantly, throughout its history, Akkadian has never experienced a counterparty default or failure to honor transactional commitments.

The Adviser’s investment committee (the “Investment Committee”) is currently comprised of Benjamin Black and Michael Dinsdale and is supported by members of the Adviser’s senior executive team. The Investment Committee is responsible for selecting and evaluating all investment opportunities on behalf of the Fund. The Investment Committee’s members may change from time to time as designated by the Adviser.

The Adviser is registered as an investment adviser under the Advisers Act and serves as our investment adviser pursuant to the Investment Advisory Agreement between us and the Adviser. Under the terms of the Investment Advisory Agreement, the Adviser is responsible for managing the investment and reinvestment of the Fund’s assets.

Unless earlier terminated as described below, the Investment Advisory Agreement will remain in effect for an initial two-year term and then from year-to-year if approved annually by a majority of the Board or by the holders of a majority of our outstanding voting securities and, in each case, a majority of the Independent Directors.

The Investment Advisory Agreement will automatically terminate within the meaning of the 1940 Act and related SEC guidance and interpretations in the event of its assignment. In accordance with the 1940 Act, without payment of penalty, we may terminate the Investment Advisory Agreement with the Adviser upon 60 days’ written notice. The decision to terminate the agreement may be made by a majority of the Board or the stockholders holding a majority of the outstanding Shares of our common stock (which is defined under the 1940 Act as the lesser of: (a) 67% or more of such company’s voting securities present at a meeting if more than 50% of the outstanding voting securities of such company are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of such company). In addition, without payment of penalty, the Adviser may generally terminate the Investment Advisory Agreement upon 60 days’ written notice.

Under the Investment Advisory Agreement, commencing upon the Effective Date, we will pay the Adviser a Management Fee, payable quarterly, in an amount equal to 2.50% of our average gross assets at the end of the two most recently completed calendar quarters. For purposes of the Investment Advisory Agreement, the term “gross assets” includes assets purchased with borrowed funds. Prior to the Effective Date, the Adviser will not charge a Management Fee.

A discussion regarding the basis of the Board’s approval of the Investment Advisory Agreement is included in the Fund’s annual report to stockholders for the period ended September 30, 2025.

Payment of Our Expenses under the Investment Advisory Agreement

The Adviser bears all of its own costs incurred in providing investment advisory services to the Fund. As described below, however, the Fund bears all other expenses incurred in the business and operation of the Fund.

Expenses borne directly by the Fund include:

(i)	the organization of the Fund;

(ii)	calculating NAV (including the cost and expenses of any independent valuation firm);

(iii)	expenses, including travel, entertainment, lodging and meal expenses, incurred by the Adviser, or members of the investment teams, or payable to third parties, in evaluating, developing, negotiating, structuring and performing due diligence on prospective Portfolio Companies, including such expenses related to potential investments that were not consummated, and, if necessary, enforcing the Fund’s rights;

(iv)	fees and expenses incurred by the Adviser (and its affiliates) or the administrator (or its affiliates) payable to third parties, including agents, consultants or other advisors, in monitoring financial and legal affairs for the Fund and in conducting research and due diligence on prospective investments and equity sponsors, analyzing investment opportunities, structuring the Fund’s investments and monitoring investments and Portfolio Companies on an ongoing basis;

(v)	any and all fees, costs and expenses incurred in connection with the incurrence of leverage and indebtedness of the Fund, including borrowings, dollar rolls, reverse purchase agreements, credit facilities, securitizations, margin financing and derivatives and swaps, and including any principal or interest on the Fund’s borrowings and indebtedness (including, without limitation, any fees, costs, and expenses incurred in obtaining lines of credit, loan commitments, and letters of credit for the Fund’s account and in making, carrying, funding and/or otherwise resolving investment guarantees);

(vi)	offerings, sales, and repurchases of the shares and other securities;

(vii)	fees and expenses payable under any underwriting, dealer manager or placement agent agreements, if any;

(viii)	investment advisory fees payable under the advisory agreement;

(ix)	fees and expenses, if any, payable under the administration agreement;

(x)	the Fund’s allocable portion of the cost of the Fund’s chief financial officer, treasurer, chief compliance officer, and their respective staffs;

(xi)	any applicable administrative agent fees or loan arranging fees incurred with respect to the Fund’s portfolio investments by the Adviser, the administrator or an affiliate thereof;

(xii)	any and all fees, costs and expenses incurred in implementing or maintaining third-party or proprietary software tools, programs or other technology for the Fund’s benefit (including, without limitation, any and all fees, costs and expenses of any investment, books and records, portfolio compliance and reporting systems, general ledger or portfolio accounting systems and similar systems and services, including, without limitation, consultant, software licensing, data management and recovery services fees and expenses);

(xiii)	costs incurred in connection with investor relations, Board relations, and with preparing for and effectuating a listing of the shares on any securities exchange;

(xiv)	transfer agent, dividend agent and custodial fees and expenses;

(xv)	federal and state registration fees;

(xvi)	all costs of registration and listing the shares on any securities exchange;

(xvii)	U.S. federal, state and local taxes;

(xviii)	fees and expenses of the Independent Directors, including reasonable travel, entertainment, lodging and meal expenses, and any legal counsel or other advisors retained by, or at the discretion or for the benefit of, the Independent Directors;

(xix)	costs of preparing and filing reports or other documents required by the SEC or other regulators, and all fees, costs and expenses related to compliance-related matters (such as developing and implementing specific policies and procedures in order to comply with certain regulatory requirements) and regulatory filings related to the Fund’s activities and/or other regulatory filings, notices or disclosures of the Adviser and its affiliates relating to the Fund and its activities;

(xx)	costs of any reports, proxy statements or other notices to stockholders including printing costs;

(xxi)	fidelity bond, directors and officers/errors and omissions liability insurance, and any other insurance premiums;

(xxii)	direct costs and expenses of administration, including printing, mailing, long distance telephone, copying, secretarial and other staff, independent auditors, tax preparers and outside legal costs;

(xxiii)	proxy voting expenses;

(xxiv)	all expenses relating to payments of dividends or interest or distributions in cash or any other form made or caused to be made by the Board to or on account of holders of the securities of the Fund, including in connection with any distribution reinvestment plan or direct stock purchase plan;

(xxv)	costs incurred in connection with the formation or maintenance of entities or vehicles to hold the Fund’s assets for tax or other purposes;

(xxvi)	allocable fees and expenses associated with marketing efforts on behalf of the Fund;

(xxvii)	all fees, costs and expenses of any litigation involving the Fund or its Portfolio Companies and the amount of any judgments or settlements paid in connection therewith, directors and officers, liability or other insurance (including costs of title insurance) and indemnification (including advancement of any fees, costs or expenses to persons entitled to indemnification) or extraordinary expense or liability relating to Company’s affairs;

(xxviii)	fees, costs and expenses of winding up and liquidating the Fund’s assets; and

(xxix)	all other expenses incurred by the Fund, the Adviser or the administrator in connection with administering the Fund’s business.

Except as otherwise provided above, the Adviser will bear all compensation expense (including health insurance, pension benefits, payroll taxes and other compensation related matters) of its employees and shall bear the costs of any salaries of any officers or Directors of the Fund who are affiliated persons (as defined in the 1940 Act) of the Adviser.

Portfolio Managers

The portfolio managers who are primarily responsible for the day-to-day management of our portfolio are as follows:

Benjamin Black

Benjamin Black is the Co-Founder and Managing Director of Akkadian and a 20-year private equity veteran.

In addition, Mr. Black is the Co-Founder of the RAISE Global Summit, which has grown into a premier launchpad for emerging venture capital funds.

Prior to Akkadian, Mr. Black co-founded New Cycle Capital to bring socially responsible investing to sectors like clean energy and social finance. He started his private equity career on the investment teams at Maveron and Rosewood Capital, where he focused on branded consumer products and services. Prior to his private equity career, Mr. Black was a member of the founding team of Harris Interactive.

Mr. Black holds a BA and JD from Cornell University.

Michael Dinsdale

Michael Dinsdale is a Managing Director at Akkadian. For over 20 years, Mr. Dinsdale has embodied the “modern unicorn” CFO, with strategic expertise in building high-growth international companies that consistently exceed growth targets.

Prior to Akkadian, Mr. Dinsdale was the Chief Financial Officer of three market-leading software companies that generated an aggregate of over $80 billion in value and for which he successfully secured an aggregate of over $2 billion in financing. He previously served on the Board of Directors for WildAid (non-profit).

Mr. Dinsdale holds a BS in engineering from the University of Western Ontario, an MBA from McMaster University, and the CFA designation. He competed on the Canadian National Sailing Team in the 1996 Olympic trials.

The SAI provides additional information about our portfolio managers’ compensation, other accounts managed and ownership of our shares.

License Agreement

We entered into a license agreement (the “License Agreement”) with Akkadian Ventures LLC and the Adviser, pursuant to which Akkadian Ventures LLC granted us (and the Adviser) a non-exclusive license to use the name “Powerlaw.” Under the License Agreement, we will have a right to use the Powerlaw name for so long as the Adviser or one of its affiliates remains our investment adviser. Other than with respect to this limited license, we have no legal right to the “PowerLaw” name.

Administrator

Paralel Technologies LLC serves as the administrator of the Fund. Pursuant to an administration and fund accounting agreement, the administrator provides certain administrative services to the Fund. The administrator receives a monthly fee equal to the greater of an annual minimum fee or a fee equal to a percentage of the Fund’s net assets, which percentage is subject to breakpoints at increasing levels of net assets. The Fund also reimburses the administrator for certain out-of-pocket expenses. Paralel Technologies LLC’s principal business address is 1700 Broadway, Suite 1850, Denver, Colorado 80290.

DETERMINATION OF NET ASSET VALUE

The NAV of our shares of common stock will be computed based upon the value of our portfolio securities and other assets on a quarterly basis. We calculate NAV per share by subtracting our liabilities (including accrued expenses, dividends payable and any borrowings) from our total assets (the value of the securities we hold plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of shares of our common stock outstanding.

The 1940 Act requires the Fund to determine the value of its portfolio securities using market quotations when “readily available,” and when market quotations are not readily available, portfolio securities must be valued at fair value, as determined in good faith by the Fund’s Board. As stated in Rule 2a-5 under the 1940 Act, determining fair value in good faith requires (i) assessment and management of risks, (ii) establishment of fair value methodologies, (iii) testing of fair value methodologies, and (iv) evaluation of pricing services. Under Rule 2a-5, a fund’s board may designate the fund’s adviser as “valuation designee” to perform fair value determinations. The Board, including a majority of the Directors who are not “interested persons” of the Fund, as such term is defined in the 1940 Act, has designated the Adviser to perform fair value determinations and act as “valuation designee” for the Fund’s investments.

Valuation of our securities is as follows:

Equity Investments. Equity securities traded on a recognized securities exchange (e.g., NYSE), separate trading boards of a securities exchange or through a market system that provides contemporaneous transaction pricing information are valued via independent pricing services generally at an exchange closing price or if an exchange closing price is not available, the last traded price on that exchange prior to the time as of which the assets or liabilities are valued; however, under certain circumstances other means of determining current market value may be used. If an equity security is traded on more than one exchange, the current market value of the security where it is primarily traded generally will be used. In the event that there are no sales involving an equity security held by us on a day on which we value such security, the last bid (long positions) or ask (short positions) price, if available, will be used as the value of such security. If we hold both long and short positions in the same security, the last bid price will be applied to securities held long and the last ask price will be applied to securities sold short. If no bid or ask price is available on a day on which we value such security, the prior day’s price will be used, unless the Adviser determines that such prior day’s price no longer reflects the fair value of the security, in which case such asset would be treated as a fair value asset.

Fixed-Income Investments. Fixed-income securities for which market quotations are readily available are generally valued using such securities’ current market value. We value fixed-income portfolio securities and non-exchange traded derivatives using the last available bid prices or current market quotations provided by dealers or prices (including evaluated prices) supplied by our approved independent third-party pricing services, each in accordance with valuation procedures approved by the Board. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information and by other methods, which may include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; general market conditions; and other factors and assumptions. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but we may hold or transact in such securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Adviser determines such method does not represent fair value. Loan participation notes are generally valued at the mean of the last available bid prices from one or more brokers or dealers as obtained from independent third-party pricing services. Certain fixed-income investments including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche.

Options, Futures, Swaps and Other Derivatives. Exchange-traded equity options for which market quotations are readily available are valued at the mean of the last bid and ask prices as quoted on an Exchange or the board of trade on which such options are traded. In the event that there is no mean price available for an exchange traded equity option held by us on a day on which we value such option, the last bid (long positions) or ask (short positions) price, if available, will be used as the value of such option. If no bid or ask price is available on a day on which we value such option, the prior day’s price will be used, unless the Adviser determines that such prior day’s price no longer reflects the fair value of the option in which case such option will be treated as a fair value asset. OTC derivatives may be valued using a mathematical model, which may incorporate a number of market data factors. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price or settle price as of the close of such exchanges. Swap agreements and other derivatives are generally valued daily based upon quotations from market makers or by a pricing service in accordance with the valuation procedures approved by the Board.

Investments for which market quotations are readily available are typically valued at the bid price of those market quotations. To validate market quotations, we will utilize a number of factors to determine if the quotations are representative of fair value, including the source and number of the quotations. Securities that are publicly-traded are generally valued at the close price on the valuation date; however, if they remain subject to lock-up restrictions, they are discounted accordingly. Securities that are not publicly-traded or whose market quotations are not readily available are valued at fair value as determined in good faith by the Board, based on, among other things, the input of the Adviser, the Audit Committee and independent third-party valuation firm(s) engaged at the direction of the Board.

In determining the market value of portfolio investments, we may employ independent third party pricing services, which may use, without limitation, a matrix or formula method that takes into consideration market indexes, matrices, yield curves and other specific adjustments. This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula method not been used. All cash, receivables and current payables are carried on our books at their face value. The price we could receive upon the sale of any particular portfolio investment may differ from our valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by us, and we could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. Our ability to value our investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Prices obtained from independent third party pricing services, broker-dealers or market makers to value our securities and other assets and liabilities are based on information available at the time we value our assets and liabilities. In the event that a pricing service quotation is revised or updated subsequent to the day on which we valued such security, the revised pricing service quotation generally will be applied prospectively. Such determination shall be made considering pertinent facts and circumstances surrounding such revision.

In the event that application of the methods of valuation discussed above result in a price for a security which is deemed not to be representative of the fair market value of such security, the security will be valued by, under the direction of or in accordance with a method specified by the Board as reflecting fair value. All other assets and liabilities (including securities for which market quotations are not readily available) held by us (including restricted securities) are valued at fair value as determined in good faith by the Board or by the Adviser (its delegate). Any assets and liabilities that are denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange.

Certain of the securities that we acquire may be traded on foreign exchanges or OTC markets on days on which our NAV is not calculated and our shares are not traded. In such cases, the NAV of our shares may be significantly affected on days when investors can neither purchase nor sell our shares.

Fair Value. When market quotations are not readily available or are believed by the Adviser to be unreliable, our investments are valued at fair value (“Fair Value Assets”) in accordance with ASC 820 and Rule 2a-5 under the 1940 Act. Fair Value Assets are valued by the Adviser in accordance with procedures approved by the Board. The Adviser may conclude that a market quotation is not readily available or is unreliable if a security or other asset or liability does not have a price source due to its complete lack of trading, if the Adviser believes a market quotation from a broker-dealer or other source is unreliable (e.g., where it varies significantly from a recent trade, or no longer reflects the fair value of the security or other asset or liability subsequent to the most recent market quotation), where the security or other asset or liability is only thinly traded or due to the occurrence of a significant event subsequent to the most recent market quotation. For this purpose, a “significant event” is deemed to occur if the Adviser determines, in its business judgment prior to or at the time of pricing our assets or liabilities, that it is likely that the event will cause a material change to the last exchange closing price or closing market price of one or more assets or liabilities held by us. On any date the NYSE is open and the primary exchange on which a foreign asset or liability is traded is closed, such asset or liability will be valued using the prior day’s price, provided that the Adviser is not aware of any significant event or other information that would cause such price to no longer reflect the fair value of the asset or liability, in which case such asset or liability would be treated as a Fair Value Asset. For certain foreign securities, a third-party vendor supplies evaluated, systematic fair value pricing based upon the movement of a proprietary multi-factor model after the relevant foreign markets have closed. This systematic fair value pricing methodology is designed to correlate the prices of foreign securities following the close of the local markets to the price that might have prevailed as of our pricing time. The Adviser may engage the services of third-party valuation firms to assist in fair value determinations.

Interests in Special Purpose Vehicles. As a practical expedient, investments in SPVs may be valued per the reported NAV as reported by the corresponding SPV's managers. Adjustments to such NAV would be considered if (a) such NAV was not as of the applicable SPV's measurement date; (b) it was probable that the applicable SPV would be sold at a value materially different from such NAV; or (c) it was determined in accordance with the Fund's valuation procedures that the applicable investment company is not being reported at fair value. Investments in SPVs are generally valued based on the fair value of the SPV’s underlying investment(s), adjusted as necessary to reflect the SPV’s capital structure, expenses, fees, carried interest, liquidity characteristics, and any other factors the Adviser determines are relevant to estimating the fair value of the Fund’s interest in such SPV.

Forward Contracts. Forward contracts are valued based on the Adviser’s estimate of the fair value of the underlying equity securities subject to the forward, taking into account recently observed transactions in the issuer’s securities, adjusted for contractual terms and structural features of the forward arrangement, which may include the forward price, share ratio, expected settlement mechanics, counterparty credit risk, time to settlement, and any applicable fees or costs.

Secondary Purchases Subject to Transfer Restrictions. When valuing secondary purchases that are subject to transfer restrictions, the Adviser considers the impact of the transfer restrictions as part of its fair value determination in accordance with ASC 820 and Rule 2a-5 under the 1940 Act. The Adviser evaluates the nature and duration of the transfer restrictions, the expected timing and likelihood of obtaining any required issuer consents or waivers, and the effect of the transfer restrictions on liquidity and marketability. In many cases, the Adviser uses pricing indications derived from recent arm’s-length financing rounds or secondary transactions involving the issuer’s securities. Because such transactions typically involve securities that are subject to substantially similar transfer restrictions, the observed transaction prices are generally understood to already reflect the market’s assessment of those restrictions. Accordingly, when the Adviser determines that the transfer restrictions applicable to the Fund’s investment are consistent with those applicable to the securities underlying the observed transaction, no separate or incremental adjustment may be required solely to reflect the transfer restrictions. Where the Adviser determines that the transfer restrictions applicable to the Fund’s investment are more restrictive, longer in duration, or otherwise materially different from those reflected in observable transactions, the Adviser may apply additional valuation adjustments to reflect the reduced liquidity or increased uncertainty associated with the transfer restrictions. The determination of whether, and to what extent, such adjustments are appropriate is made based on the Adviser’s reasonable judgment, taking into account all relevant facts and circumstances as of the valuation date.

Fair value represents a good faith approximation of the value of an asset or liability. The fair value of one or more assets or liabilities may not, in retrospect, be the price at which those assets or liabilities could have been sold during the period in which the particular fair values were used in determining our NAV. As a result, our sale or repurchase of our shares at NAV, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing stockholders.

Our annual audited financial statements, which are prepared in accordance with accounting principles generally accepted in the United States of America (“US GAAP”), follow the requirements for valuation set forth in Financial Accounting Standards Board Accounting Standards Codification Topic 820, “Fair Value Measurements and Disclosures” (“ASC 820”), which defines and establishes a framework for measuring fair value under US GAAP and expands financial statement disclosure requirements relating to fair value measurements.

Generally, ASC 820 and other accounting rules applicable to investment companies and various assets in which they invest are evolving. Such changes may adversely affect us. For example, the evolution of rules governing the determination of the fair market value of assets or liabilities to the extent such rules become more stringent would tend to increase the cost and/or reduce the availability of third-party determinations of fair market value.

DISTRIBUTION REINVESTMENT PLAN

Unless the registered owner of our shares of common stock elects to receive cash by contacting Continental Stock Transfer & Trust Company (the “Plan Administrator”), all dividends, capital gain distributions and returns of capital, if any, declared on our shares will be automatically reinvested by the Plan Administrator for stockholders in the Fund’s Distribution Reinvestment Plan (the “Plan”) in additional shares of common stock. Stockholders who elect not to participate in the Plan will receive all dividends and other distributions payable in cash directly to the stockholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by the Plan Administrator as dividend disbursing agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by providing notice in writing to the Plan Administrator at least five business days prior to any dividend/distribution record date; otherwise, such termination or resumption will not be effective until the next declared dividend or other distribution.

Whenever we declare a distribution payable either in shares or cash, non-participants in the Plan will receive cash and participants in the Plan will receive a number of our shares of common stock, determined in accordance with the following provisions. The shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized shares of our common stock (“Newly Issued Common Shares”) or (ii) by purchase of outstanding shares of our common stock on the open market (“Open-Market Purchases”) on the Exchange or elsewhere. If, on the payment date for any distribution, the market price per share plus estimated brokerage trading fees is equal to or greater than the NAV per share (such condition is referred to here as “market premium”), the Plan Administrator shall receive Newly Issued Common Shares, including fractions of shares from the Fund for each Plan participant’s account. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the distribution by the NAV per share on the date of issuance; provided that, if the NAV per share is less than or equal to 95% of the then current market price per share on the date of issuance, the dollar amount of the distribution will be divided by 95% of the market price on the date of issuance for purposes of determining the number of shares issuable under the Plan. If, on the payment date for any distribution, the NAV per share is greater than the market value plus estimated brokerage trading fees (such condition being referred to here as a “market discount”), the Plan Administrator will invest the distribution amount in our shares of common stock acquired on behalf of the Plan participants in Open-Market Purchases.

In the event of a market discount on the payment date for any distribution, the Plan Administrator will have until the last business day before the next date on which our shares trade on an “ex-dividend” basis or in no event more than 30 days after the record date for such distribution, whichever is sooner (the “Last Purchase Date”), to invest the distribution amount in our shares of common stock acquired in Open-Market Purchases. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per share exceeds the NAV per share, the average per share purchase price paid by the Plan Administrator may exceed the NAV of the shares, resulting in the acquisition of fewer shares than if the distribution had been paid in Newly Issued Common Shares on the distribution payment date. If the Plan Administrator is unable to invest the full distribution amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may instead receive the Newly Issued Common Shares from the Fund for each participant’s account, in respect of the uninvested portion of the distribution, at the NAV per share at the close of business on the Last Purchase Date provided that, if the NAV is less than or equal to 95% of the then current market price per share, the dollar amount of the distribution will be divided by 95% of the market price on the date of issuance for purposes of determining the number of shares issuable under the Plan.

The Plan Administrator maintains all registered stockholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by stockholders for tax records. Shares of our common stock in the account of each Plan participant will be held by the Plan Administrator in non-certificated form in the name of the Plan participant, and each stockholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of our shares of common stock owned by a beneficial owner but registered with the Plan Administrator in the name of a nominee, such as a bank, a broker or other financial intermediary (each, a “Nominee”), the Plan Administrator may accept instructions from such Nominee to reinvest distributions with respect to less than all of the shares registered in the name of such Nominee, in order to reflect differing reinvestment elections of the Nominee’s underlying beneficial owners, as certified from time to time by the Nominee.

Registered stockholders whose shares are registered directly in their own name may elect either full participation or full non-participation in the Plan and may not elect partial participation.

The Administrator will administer the Plan on the basis of the number of our shares certified from time to time by the Nominee as participating in the Plan including certifications reflecting partial participation pursuant to the elections of underlying beneficial owners. The Plan Administrator will not take instructions or elections from a beneficial owner whose shares are registered with the Plan Administrator in the name of a Nominee. If a beneficial owner’s shares are held through a Nominee and are not registered with the Plan Administrator as participating in the Plan, neither the beneficial owner nor the Nominee will be participants in or have distributions reinvested under the Plan with respect to those shares. If a beneficial owner of our shares of common stock held in the name of a Nominee wishes to participate in the Plan, and the Stockholder’s Nominee is unable or unwilling to become a registered stockholder and a Plan participant with respect to those shares on the beneficial owner’s behalf, the beneficial owner may request that the Nominee arrange to have all or a portion of his or her shares registered with the Plan Administrator in the beneficial owner’s name so that the beneficial owner may be enrolled as a participant in the Plan with respect to those shares. Participants whose shares are registered with the Plan Administrator in the name of one Nominee may not be able to transfer the shares to another firm or Nominee and continue to participate in the Plan.

There will be no brokerage charges with respect to our shares of common stock issued directly by us as a result of distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage trading fees incurred in connection with Open-Market Purchases in connection with the reinvestment of distributions. For additional discussion regarding the tax implications of participation in the Plan, see “Certain U.S. Federal Income Tax Considerations.” Participants that request a sale of our shares of common stock through the Plan Administrator are subject to brokerage commissions.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants by written notice provided directly or in the next report to stockholders.

All correspondence, questions, or requests for additional information concerning the Plan should be directed to the Plan Administrator by writing to the Plan Administrator at 1 State Street, Floor 30, New York, New York 10004-1561. Be sure to include your name, address, daytime phone number, Social Security or tax I.D. number and a reference to Powerlaw Corp. on all correspondence.

CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of certain U.S. federal income tax considerations applicable to us and to an investment in our common stock. This discussion does not purport to be a complete description of the income tax considerations applicable to such an investment. For example, this discussion does not describe tax consequences that we have assumed to be generally known by investors or certain considerations that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including persons who hold our common stock as part of a straddle or a hedging, integrated or constructive sale transaction, persons subject to the alternative minimum tax, tax-exempt organizations, insurance companies, brokers or dealers in securities, pension plans and trusts, persons whose functional currency is not the U.S. dollar, certain former citizens and long-term residents of the United States, regulated investment companies, real estate investment trusts, personal holding companies, persons who acquire an interest in the Fund in connection with the performance of services, persons required to accelerate the recognition of any item of gross income as a result of such income being taken into account on an applicable financial statement, and financial institutions. Such persons should consult with their own tax advisors as to the U.S. federal income tax consequences of an investment in our common stock, which may differ substantially from those described herein. This discussion assumes that stockholders hold our common stock as capital assets (within the meaning of the Code).

The discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations, each as of the date of this Registration Statement and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the Internal Revenue Service (“IRS”) regarding any matter discussed herein. Prospective investors should be aware that, although we intend to adopt positions we believe are in accord with current interpretations of the U.S. federal income tax laws, the IRS may not agree with the tax positions taken by us and that, if challenged by the IRS, our tax positions might not be sustained by the courts. This summary does not discuss any aspects of U.S. estate, alternative minimum, or gift tax or non-U.S., state or local tax. It also does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.

For purposes of this discussion, a “U.S. Shareholder” is a beneficial owner of our common stock that is for U.S. federal income tax purposes:

●	a citizen or individual resident of the United States;

●	a corporation (or other entity treated as a corporation) organized in or under the laws of the United States, any state thereof) or the District of Columbia;

●	a trust that (i) is subject to the primary supervision of a court within the U.S. and one or more U.S. persons have the authority to control all substantial decisions of the trust, or (ii) has a valid election in effect under applicable U.S. Treasury Regulations to be treated as a U.S. person; or

●	an estate, the income of which is subject to U.S. federal income taxation regardless of its source.

A “Non-U.S. Shareholder” is a beneficial owner of our common stock that is neither a U.S. Shareholder nor a partnership for U.S. tax purposes.

If a partnership (including an entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds our common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. Any partner of a partnership holding our common stock should consult its tax advisors with respect to the purchase, ownership and disposition of such shares.

Tax matters are very complicated and the tax consequences to an investor of an investment in our common stock will depend on the facts of his, her or its particular situation.

Taxation as a Regulated Investment Company

We intend to elect to be treated, and intend to qualify each year, as a RIC beginning with our taxable year ending September 30, 2026; however, no assurance can be given that we will be able to maintain our RIC tax treatment. As a RIC, we generally will not be subject to U.S. federal income tax on any ordinary income or capital gains that we timely distribute to our stockholders as dividends. To qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, in order to obtain RIC tax benefits, we generally must timely distribute to our stockholders, for each taxable year, at least 90% of our “investment company taxable income,” which is generally our ordinary income plus the excess of realized net short-term capital gains over realized net long-term capital losses (the “Annual Distribution Requirement”).

If we:

●	qualify as a RIC; and

●	satisfy the Annual Distribution Requirement, then we will not be subject to U.S. federal income tax on the portion of our income and capital gains that we timely distribute (or are deemed to distribute) to our stockholders. We will be subject to U.S. federal income tax imposed at the regular corporate rates on any income or capital gains not distributed (or deemed distributed) to our stockholders.

We will be subject to a 4% nondeductible U.S. federal excise tax on certain undistributed income unless we distribute in a timely manner an amount at least equal to the sum of (i) 98% of our net ordinary income for each calendar year, (ii) 98.2% of the amount by which our capital gains exceed our capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 in that calendar year and (iii) any ordinary income and net capital gain income that we recognized in preceding years, but were not distributed during such years, and on which we paid no U.S. federal income tax (the “Excise Tax Avoidance Requirement”). While we intend to distribute sufficient income and capital gains in order to avoid imposition of this 4% U.S. federal excise tax, we may not be successful in avoiding entirely the imposition of this tax.

In order to qualify as a RIC for U.S. federal income tax purposes, we must, among other things:

●	derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to loans of certain securities, gains from the sale of stock or other securities or foreign currencies, net income from certain “qualified publicly traded partnerships” (as defined in the Code) or other income derived with respect to our business of investing in such stock or securities (the “90% Income Test”); and

●	diversify our holdings so that at the end of each quarter of the taxable year:

○	at least 50% of the value of our assets consists of cash, cash equivalents, U.S. Government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer; and

○	no more than 25% of the value of our assets is invested in the (i) securities, other than U.S. government securities or securities of other RICs, of one issuer, (ii) securities, other than securities of other RICs, of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses or (iii) securities of one or more “qualified publicly traded partnerships” (the “Diversification Tests”).

To the extent that we invest in entities treated as partnerships for U.S. federal income tax purposes (other than a “qualified publicly traded partnership”), we generally must include the items of gross income derived by the partnerships for purposes of the 90% Income Test, and the income that is derived from a partnership (other than a “qualified publicly traded partnership”) will be treated as qualifying income for purposes of the 90% Income Test only to the extent that such income is attributable to items of income of the partnership which would be qualifying income if realized by us directly. In addition, we generally must take into account our proportionate share of the assets held by partnerships (other than a “qualified publicly traded partnership”) in which we are a partner for purposes of the Diversification Tests.

We may be required to recognize taxable income in circumstances in which we do not receive cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with paid-in-kind (“PIK”) interest or, in certain cases, increasing interest rates or issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. We may also have to include in our taxable income other amounts that we have not yet received in cash, such as PIK interest and deferred loan origination fees that are paid after origination of the loan. Because any original issue discount or other amounts accrued will be included in our investment company taxable income for the year of accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement, even though we will not have received the corresponding cash amount.

Although we do not presently expect to do so, we are authorized to borrow funds, to sell assets, and to make taxable distributions of our stock and debt securities in order to satisfy distribution requirements. Our ability to dispose of assets to meet our distribution requirements may be limited by (i) the illiquid nature of our portfolio and/or (ii) other requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, we may make such dispositions at times that, from an investment standpoint, are not advantageous. If we are unable to obtain cash from other sources to satisfy the Annual Distribution Requirement, we may fail to qualify for tax treatment as a RIC and become subject to U.S. federal income tax.

Under the 1940 Act, we are not permitted to make distributions to our stockholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. If we are prohibited from making distributions, we may fail to qualify for tax treatment as a RIC and become subject to U.S. federal income tax.

Certain of our investment practices may be subject to special and complex U.S. federal income tax provisions that may, among other things: (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions; (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income; (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited); (iv) cause us to recognize income or gain without a corresponding receipt of cash; (v) adversely affect the time as to when a purchase or sale of securities is deemed to occur; (vi) adversely alter the characterization of certain complex financial transactions; and (vii) produce income that will not be qualifying income for purposes of the 90% Income Test described above. We will monitor our transactions and may make certain tax decisions in order to mitigate the potential adverse effect of these provisions.

A RIC is limited in its ability to deduct expenses in excess of its “investment company taxable income” (which is, generally, ordinary income plus the excess of net short-term capital gains over net long-term capital losses). If our expenses in a given year exceed investment company taxable income, we would experience a net operating loss for that year. However, a RIC is not permitted to carry forward net operating losses to subsequent years. In addition, expenses can be used only to offset investment company taxable income, not net capital gain. A RIC may not use any net capital losses (that is, realized capital losses in excess of realized capital gains) to offset the RIC’s investment company taxable income, but may carry forward such losses indefinitely and use them to offset capital gains. Due to these limits on the deductibility of expenses, over the course of one or more taxable years, we may have, for U.S. federal income tax purposes, taxable income that we are required to distribute and that is taxable to our stockholders even if such income is greater than the aggregate net income we actually earned during those years. Such required distributions may be made from our cash assets or by liquidation of investments, if necessary. We may realize gains or losses from such liquidations. In the event we realize net capital gains from such transactions, a stockholder may receive a larger capital gain distribution than it would have received in the absence of such transactions.

Investment income received from sources within foreign countries, or capital gains earned by investing in securities of foreign issuers, may be subject to foreign income taxes withheld at the source. In this regard, withholding tax rates in countries with which the United States does not have a tax treaty may be 35% or more. The United States has entered into tax treaties with many foreign countries that may entitle us to a reduced rate of tax or exemption from tax on this related income and gains. The effective rate of foreign tax cannot be determined at this time since the amount of our assets to be invested within various countries is not now known. We do not anticipate being eligible for the special election that allows a RIC to treat foreign income taxes paid by such RIC as paid by its stockholders.

If we purchase shares in a “passive foreign investment company,” or PFIC, we may be subject to U.S. federal income tax on any “excess distribution” received on, or any gain from the disposition of such shares. Additional charges in the nature of interest generally will be imposed on us in respect of deferred taxes arising from any such excess distributions or gains. This additional tax and interest may apply even if we make a distribution as a taxable dividend by us to our stockholders in an amount equal to (1) any excess distribution, or (2) the gain from the dispositions of such shares. If we invest in a PFIC and elect to treat the PFIC as a “qualified electing fund”, or QEF, in lieu of the foregoing requirements, we will be required to include in income each year our proportionate share of the ordinary earnings and net capital gain of the QEF, even if such income is not distributed by the QEF. Alternatively, we may able to elect to mark-to-market at the end of each taxable year our shares in a PFIC; in this case, we will recognize as ordinary income any increase in the value of such shares and as ordinary loss any decrease in such value to the extent that any such decrease does not exceed prior increases included in our income. Under either election, we may be required to recognize income in excess of distributions from PFICs and our proceeds from dispositions of PFIC stock during that year, and such income will nevertheless be subject to the Annual Distribution Requirement and will be taken into account for purposes of the 4% U.S. federal excise tax. We intend to limit and/or manage our holdings in PFICs to minimize our liability for any taxes and related interest charges.

If we are a U.S. Shareholder (as defined below) of a foreign corporation that is treated as a controlled foreign corporation (“CFC”), we may be treated as receiving a deemed distribution (taxable as ordinary income) each year from such foreign corporation in an amount equal to our pro rata share of the corporation’s income for the tax year (including both ordinary earnings and capital gains), whether or not the corporation makes an actual distribution during such year. In general, a foreign corporation will be classified as a CFC if more than 50% of the shares of the corporation, measured by reference to combined voting power or value, is owned (directly, indirectly, or by attribution) by U.S. Shareholders. A “U.S. Shareholder,” for this purpose, is any U.S. person that possesses (actually or constructively) 10% or more of the combined voting power of all classes of shares of a corporation or 10% or more of the total value of shares of all classes of shares of such corporation. If we are treated as receiving a deemed distribution from a CFC, we will be required to include such distribution in our investment company taxable income regardless of whether we receive any actual distributions from such CFC, and we must distribute such income to satisfy the Annual Distribution Requirement and the Excise Tax Avoidance Requirement.

Income inclusions from a QEF or CFC will be “good income” for purposes of the 90% Income Test provided that they are derived in connection with our business of investing in stocks and securities or the QEF or the CFC distributes such income to us in the same taxable year to which the income is included in our income.

Foreign exchange gains and losses realized by us in connection with certain transactions involving non-dollar debt securities, certain foreign currency futures contracts, foreign currency option contracts, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Code provisions that generally treat such gains and losses as ordinary income and losses and may affect the amount, timing and character of distributions to our stockholders. Any such transactions that are not directly related to our investment in securities (possibly including speculative currency positions or currency derivatives not used for hedging purposes) could, under future Treasury regulations, produce income not among the types of “qualifying income” from which a RIC must derive at least 90% of its annual gross income.

In accordance with certain applicable Treasury regulations and guidance published by the IRS, a RIC that is publicly offered may treat a distribution of its own stock as fulfilling its RIC distribution requirements if each stockholder may elect to receive his or her entire distribution in either cash or stock of the RIC, subject to a limitation that the aggregate amount of cash to be distributed to all stockholders must be at least 20% of the aggregate declared distribution. If too many stockholders elect to receive cash, the cash available for distribution must be allocated among stockholders electing to receive cash (with the balance of the distribution paid in stock). In no event will any stockholder, electing to receive cash, receive less than the lesser of (a) the portion of the distribution such stockholder elected to receive in cash, or (b) an amount equal to his or her entire distribution times the percentage limitation on cash available for distribution. If these and certain other requirements are met, for U.S. federal income tax purposes, the amount of the dividend paid in stock will be equal to the amount of cash that could have been received instead of stock. We have no current intention of paying dividends in shares of our stock in accordance with these Treasury regulations or published guidance.

Failure to Qualify as a RIC

If we fail to qualify for treatment as a RIC, and certain cure provisions are not applicable, we would be subject to U.S. federal tax on all of our taxable income (including our net capital gains) imposed at corporate rates. We would not be able to deduct distributions to our stockholders, nor would they be required to be made. Distributions, including distributions of net long-term capital gain, would generally be taxable to our stockholders as ordinary dividend income to the extent of our current and accumulated earnings and profits. Subject to certain holding period and other limitations under the Code, our corporate stockholders would be eligible to claim a dividend received deduction with respect to such dividend, and our non-corporate stockholders would generally be able to treat such dividends as “qualified dividend income,” which is subject to reduced rates of U.S. federal income tax. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s adjusted tax basis, and any remaining distributions would be treated as a capital gain. In order to requalify as a RIC, in addition to the other requirements discussed above, we would be required to distribute all of our previously undistributed earnings attributable to the period we failed to qualify as a RIC by the end of the first year that we intend to requalify as a RIC. If we fail to requalify as a RIC for a period greater than two taxable years, we may be subject to U.S. federal income tax imposed at corporate tax rates on any net built-in gains with respect to certain of our assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if we had been liquidated) that we elect to recognize on requalification or when recognized over the next five years.

The remainder of this discussion assumes that we qualify for RIC tax treatment for each taxable year.

Taxation of U.S. Shareholders

Distributions by us generally are taxable to U.S. Shareholders as ordinary income or capital gains. Distributions of our “investment company taxable income” (which is, generally, our net ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to U.S. Shareholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional shares of our common stock. To the extent such distributions paid by us to our stockholders taxed at individual rates are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions (“Qualifying Dividends”) may be eligible for a current maximum tax rate of 20%. In this regard, it is anticipated that distributions paid by us will generally not be attributable to dividends and, therefore, generally will not qualify for the 20% maximum rate applicable to Qualifying Dividends. Distributions of our net capital gains (which are generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly reported by us as “capital gain dividends” will be taxable to a U.S. Shareholder as long-term capital gains that are currently taxable at a maximum rate of 20% in the case of our stockholders taxed at individual rates, regardless of the U.S. Shareholder’s holding period for his, her or its shares of our common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our earnings and profits first will reduce a U.S. Shareholder’s adjusted tax basis in such stockholder’s shares of our common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. Shareholder.

We may retain some or all of our realized net long-term capital gains in excess of realized net short-term capital losses, but designate the retained net capital gain as a “deemed distribution.” In that case, among other consequences, we will pay tax on the retained amount, each U.S. Shareholder will be required to include his, her or its share of the deemed distribution in income as if it had been actually distributed to the U.S. Shareholder, and the U.S. Shareholder will be entitled to claim a credit equal to his, her or its allocable share of the tax paid thereon by us. If the amount of tax that a U.S. Shareholder is treated as having paid exceeds the tax such stockholder owes on the capital gain distribution, such excess generally may be refunded or claimed as a credit against the U.S. Shareholder’s other U.S. federal income tax obligations. The amount of the deemed distribution net of such tax will be added to the U.S. Shareholder’s adjusted tax basis for his, her or its shares of our common stock. In order to utilize the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a deemed distribution.

For purposes of determining (i) whether the Annual Distribution Requirement is satisfied for any year and (ii) the amount of capital gain dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. Shareholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to our stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our U.S. Shareholders on December 31 of the year in which the dividend was declared.

With respect to the reinvestment of dividends, if a U.S. Shareholder owns shares of our common stock registered in its own name, the U.S. Shareholder will have all cash distributions automatically reinvested in additional shares of our common stock unless the U.S. Shareholder opts out of the reinvestment of dividends by delivering a written notice to our dividend paying agent prior to the record date of the next dividend or distribution. Any distributions reinvested will nevertheless remain taxable to the U.S. Shareholder. The U.S. Shareholder will have an adjusted tax basis in the additional shares of our common stock purchased through the reinvestment equal to the amount of the reinvested distribution. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the U.S. Shareholder’s account.

If an investor purchases shares of our common stock after a dividend has been declared and shortly before the record date of a distribution, the price of the shares will include the value of the distribution. However, the stockholder will be taxed on the distribution as described above, despite the fact that, economically, it may represent a return of his, her or its investment.

A U.S. Shareholder generally will recognize taxable gain or loss if the U.S. Shareholder sells or otherwise disposes of his, her or its shares of our common stock. The amount of gain or loss will be measured by the difference between such U.S. Shareholder’s adjusted tax basis in our common stock sold and the amount of the proceeds received in exchange. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the U.S. Shareholder has held his, her or its shares for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other shares of our common stock are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition.

In general, U.S. Shareholders taxed at individual rates currently are subject to a maximum U.S. federal income tax rate of 20% on their recognized net capital gain (i.e., the excess of recognized net long-term capital gains over recognized net short-term capital losses, subject to certain adjustments), including any long-term capital gain derived from an investment in our shares. Such rate is lower than the maximum rate on ordinary income currently payable by such U.S. Shareholders. In addition, individuals with modified adjusted gross incomes in excess of $200,000 ($250,000 in the case of married individuals filing jointly and $125,000 in the case of married individuals filing separately) and certain estates and trusts are subject to an additional 3.8% tax on their “net investment income,” which generally includes gross income from interest, dividends, annuities, royalties, and rents, and net capital gains (other than certain amounts earned from trades or businesses), reduced by certain deductions allocable to such income. Corporate U.S. Shareholders currently are subject to U.S. federal income tax on net capital gain at the maximum 21% rate also applied to ordinary income. Non-corporate U.S. Shareholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year. Any net capital losses of a non-corporate U.S. Shareholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate U.S. Shareholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

Under applicable Treasury regulations, if a U.S. Shareholder recognizes a loss with respect to shares of $2 million or more for a non-corporate U.S. Shareholder or $10 million or more for a corporate U.S. Shareholder in any single taxable year (or a greater loss over a combination of years), the U.S. Shareholder must file with the IRS a disclosure statement on Form 8886. Direct U.S. Shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, U.S. Shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to U.S. Shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. U.S. Shareholders should consult their own tax advisors to determine the applicability of these regulations in light of their individual circumstances.

We (or the applicable withholding agent) will send to each of our U.S. Shareholders, as promptly as possible after the end of each calendar year, a notice reporting the amounts includible in such U.S. Shareholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the U.S. federal tax status of each year’s distributions generally will be reported to the IRS (including the amount of dividends, if any, eligible for the 20% maximum rate). Dividends paid by us generally will not be eligible for the dividends-received deduction or the preferential tax rate applicable to Qualifying Dividends because our income generally will not consist of dividends.

We may be required to withhold U.S. federal income tax (“backup withholding”) from all distributions to certain U.S. Shareholders (i) who fail to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding or (ii) with respect to whom the IRS notifies us that such stockholder furnished an incorrect taxpayer identification number or failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number generally is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. Shareholder’s federal income tax liability, provided that proper information is provided to the IRS.

U.S. Shareholders that hold their common stock through foreign accounts or intermediaries will be subject to U.S. withholding tax at a rate of 30% on dividends if certain disclosure requirements related to U.S. accounts are not satisfied.

If we are not a “publicly offered regulated investment company” for any period, a non-corporate U.S. Shareholder’s pro rata portion of certain of our expenses will be treated as an additional dividend to the shareholder and will not be deductible for non-corporate U.S. taxpayers. A “publicly offered regulated investment company” is a RIC whose shares are either (i) continuously offered pursuant to a public offering, (ii) regularly traded on an established securities market or (iii) held by at least 500 persons at all times during the taxable year. While we anticipate that we will qualify as a publicly offered RIC, we may not qualify as a publicly offered RIC for future taxable years. A U.S. Shareholder that is a tax-exempt organization for U.S. federal income tax purposes and therefore generally exempt from U.S. federal income taxation may nevertheless be subject to taxation to the extent that it is considered to derive unrelated business taxable income (“UBTI”).

The direct conduct by a tax-exempt U.S. Shareholder of the activities we propose to conduct could give rise to UBTI. However, a RIC is a corporation for U.S. federal income tax purposes and its business activities generally will not be attributed to its stockholders for purposes of determining their treatment under current law. Therefore, a tax-exempt U.S. Shareholder generally should not be subject to U.S. taxation solely as a result of the shareholder’s ownership of our common stock and receipt of dividends with respect to such common stock. Moreover, under current law, if we incur indebtedness, such indebtedness will not be attributed to a tax-exempt U.S. Shareholder. Therefore, a tax-exempt U.S. Shareholder should not be treated as earning income from “debt-financed property” and dividends we pay should not be treated as “unrelated debt-financed income” solely as a result of indebtedness that we incur. Legislation has been introduced in Congress in the past, and may be introduced again in the future, which would change the treatment of “blocker” investment vehicles interposed between tax-exempt investors and non-qualifying investments if enacted. In the event that any such proposals were to be adopted and applied to RICs, the treatment of dividends payable to tax-exempt investors could be adversely affected. In addition, special rules would apply if we were to invest in certain real estate mortgage investment conduits or taxable mortgage pools, which we do not currently plan to do, that could result in a tax-exempt U.S. Shareholder recognizing income that would be treated as UBTI.

Taxation of Non-U.S. Shareholders

The following discussion only applies to certain Non-U.S. Shareholders. Whether an investment in our common stock is appropriate for a Non-U.S. Shareholder will depend upon that person’s particular circumstances. An investment in our common stock by a Non-U.S. Shareholder may have adverse tax consequences. Non-U.S. Shareholders should consult their tax advisors before investing in our common stock.

Distributions of our “investment company taxable income” to Non-U.S. Shareholders (including interest income and realized net short-term capital gains in excess of realized long-term capital losses) will be subject to withholding of U.S. federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits unless an applicable exception applies. No withholding is required with respect to certain distributions if (i) the distributions are properly reported as “interest-related dividends” or “short-term capital gain dividends,” (ii) the distributions are derived from sources specified in the Code for such dividends and (iii) certain other requirements are satisfied. No assurance can be provided as to whether any of our distributions will be reported as eligible for this exemption. If the distributions are effectively connected with the conduct of a trade or business in the United States (a “U.S. trade or business”) by the Non-U.S. Shareholder (and if an income tax treaty applies, such distributions are attributable to a permanent establishment maintained by the Non-U.S. Shareholder within the United States), we will not be required to withhold U.S. federal tax if the Non-U.S. Shareholder complies with applicable certification and disclosure requirements, although the distributions will be subject to U.S. federal income tax at the rates applicable to U.S. persons. (Special certification requirements apply to a Non-U.S. Shareholder that is a foreign trust, and to a foreign partnership and such entities are urged to consult their own tax advisors.)

Actual or deemed distributions of our net capital gains to a Non-U.S. Shareholder, and gains realized by a Non-U.S. Shareholder upon the sale of our common stock, will generally not be subject to U.S. federal withholding tax and generally will not be subject to U.S. federal income tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U. S. Shareholder (and if an income tax treaty applies, such distributions or gains, as applicable, are attributable to a permanent establishment maintained by the Non-U.S. Shareholder within the United States).

Under our reinvestment of dividends policy, if a Non-U.S. Shareholder owns shares of our common stock registered in its own name, the Non-U.S. Shareholder will have all cash distributions automatically reinvested in additional shares of our common stock unless the Non-U.S. Shareholder opts out of the reinvestment of dividends by delivering a written notice to our dividend paying agent prior to the record date of the next dividend or distribution. If the distribution is a distribution of our investment company taxable income, is not reported by us as a short-term capital gains dividend or interest-related dividend and it is not effectively connected with a U.S. trade or business of the Non-U.S. Shareholder (or, if required by an applicable income tax treaty, is not attributable to a U.S. permanent establishment of the Non-U.S. Shareholder), the amount distributed (to the extent of our current or accumulated earnings and profits) will be subject to withholding of U.S. federal income tax at a 30% rate (or lower rate provided by an applicable income tax treaty) and only the net after-tax amount will be reinvested in our common stock. The Non-U.S. Shareholder will have an adjusted tax basis in the additional shares of common stock purchased through the reinvestment equal to the amount reinvested. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the Non-U.S. Shareholder’s account.

The tax consequences to Non-U.S. Shareholders entitled to claim the benefits of an applicable tax treaty or that are individuals that are present in the U.S. for 183 days or more during a taxable year may be different from those described herein. Non-U.S. Shareholders are urged to consult their tax advisors with respect to the procedure for claiming the benefit of a lower treaty rate and the applicability of foreign taxes.

If we distribute our net capital gains in the form of deemed rather than actual distributions, a Non-U.S. Shareholder will be entitled to a U.S. federal income tax credit or tax refund equal to the stockholder’s allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the Non-U.S. Shareholder must obtain a U.S. taxpayer identification number and file a refund claim even if the Non-U.S. Shareholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return. For a corporate Non-U.S. Shareholder, distributions (both actual and deemed), and gains realized upon the sale of our common stock that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty). Accordingly, investment in the shares may not be advisable for a Non-U.S. Shareholder.

We must generally report to our documented Non-U. S. Shareholders and the IRS the amount of dividends paid during each calendar year and the amount of any tax withheld. Information reporting requirements may apply even if no withholding was required because the distributions were effectively connected with the Non-U.S. Shareholder’s conduct of a United States trade or business or withholding was reduced or eliminated by an applicable income tax treaty. This information also may be made available under a specific treaty or agreement with the tax authorities in the country in which the Non-U.S. Shareholder resides or is established. Under U.S. federal income tax law, interest, dividends and other reportable payments may, under certain circumstances, be subject to “backup withholding” at the then applicable rate (currently 24%). Backup withholding, however, generally will not apply to distributions to a Non-U.S. Shareholder of our common stock, provided the Non-U.S. Shareholder furnishes to us the required certification as to its non-U.S. status, such as by providing a valid IRS Form W-8BEN, IRS Form W-8BEN-E, or IRS Form W-8ECI, or certain other requirements are met. Backup withholding is not an additional tax but can be credited against a Non-U.S. Shareholder’s federal income tax, and may be refunded to the extent it results in an overpayment of tax and the appropriate information is timely supplied to the IRS.

FATCA

Legislation commonly referred to as the “Foreign Account Tax Compliance Act,” or “FATCA,” generally imposes a 30% withholding tax on payments of certain types of income to foreign financial institutions (“FFIs”) unless such FFIs either (i) enter into an agreement with the U.S. Treasury to report certain required information with respect to accounts held by certain specified U.S. persons (or held by foreign entities that have certain specified U.S. persons as substantial owners) or (ii) reside in a jurisdiction that has entered into an intergovernmental agreement (“IGA”) with the United States to collect and share such information and are in compliance with the terms of such IGA and any related laws or regulations implementing such IGA. The types of income subject to the tax include U.S. source interest and dividends. While the Code would also require withholding on payments of the gross proceeds from the sale of any property that could produce U.S. source interest or dividends, the U.S. Treasury Department has indicated its intent to eliminate this requirement in subsequent proposed regulations, which state that taxpayers may rely on the proposed regulations until final regulations on issued. The information required to be reported includes the identity and taxpayer identification number of each account holder that is a U.S. person and certain financial information associated with the holder’s account. In addition, subject to certain exceptions, this legislation also imposes a 30% withholding on certain payments to certain foreign entities that are not FFIs unless the foreign entity certifies that it does not have a greater than 10% owner that is a specified U.S. person or provides the withholding agent with identifying information on each greater than 10% owner that is a specified U.S. person. Depending on the status of a Non-U.S. Shareholder and the status of the intermediaries through which they hold their shares, Non-U.S. Shareholders could be subject to this 30% withholding tax with respect to distributions on their shares. Under certain circumstances, a Non-U.S. Shareholder might be eligible for refunds or credits of such taxes.

Non-U.S. Shareholders should consult their own tax advisors with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares.

SELLING STOCKHOLDERS

This Prospectus covers the resale by the Selling Stockholders of up to an aggregate of 43,242,931 shares of common stock.

The private offering by which the Selling Stockholders acquired their securities from us was exempt from the registration provisions of the Securities Act.

The Selling Stockholders may sell some, all or none of their shares. We do not know how long the Selling Stockholders will hold the shares before selling them, and we currently have no agreements, arrangements or understandings with the Selling Stockholders regarding the sale of any of the shares.

The following table sets forth the shares beneficially owned, as of February 2, 2026, by the Selling Stockholders prior to the offering contemplated by this prospectus, the number of shares that the Selling Stockholders may offer and sell from time to time under this prospectus and the number of shares which the Selling Stockholders would own beneficially if all such offered shares are sold. Beneficial ownership is determined in accordance with Rule 13d-3(d) promulgated by the SEC under the Exchange Act. The percentage of shares beneficially owned prior to and after the offering is based on 43,242,931 shares of our common stock outstanding as of February 2, 2026.

Each Selling Stockholder acquired its shares solely for investment purposes and not with a view to or for resale or distribution of such securities.

Selling Stockholder	Beneficial Ownership Before the Offering	Number of Shares Being Offered	Beneficial Ownership After the Offering	Percentage of Ownership After the Offering
111 Investors LLC	46,000	46,000	0	0%
1997 Reddy Family Trust	23,000	23,000	0	0%
2020 Laluyaux Family Trust	92,000	92,000	0	0%
3 Chetzim LLC[1]	49,817	49,817	0	0%
Aaron Peck Revocable Trust	27,600	27,600	0	0%
Aarti Grover	92,000	92,000	0	0%
Aayush Phumbhra	20,833	20,833	0	0%
Abdulaziz Al-Usaimi Son’s Gen. Trading & Cont. Co.	101,200	101,200	0	0%
Adam Marchick	74	74	0	0%
Adam Usdan 2006 Dynasty Trust	50,000	50,000	0	0%
Adam Usdan 2012 C.L.A.T.	40,000	40,000	0	0%
Afreen Lakhani	13,800	13,800	0	0%
Ahmed Abdulrahman I Alireza	9,200	9,200	0	0%
Aidan Smith	91	91	0	0%
AIG Denver SPV01, LLC	92,000	92,000	0	0%
Akalya Fund Ltd.	207,657	207,657	0	0%
AKJ I SCA SICAV-RAIF -Sub-Fund: NOIA Long Term Fundamental Growth	368,000	368,000	0	0%
Corient Private Access, LP11	10,689,829	10,689,829	0	0%
Alexander Doucette	4,600	4,600	0	0%
Alexander Rotter	46,000	46,000	0	0%
Alexander Taaffe	9,200	9,200	0	0%
Alexandra Bendheim	9,200	9,200	0	0%
Ali Abdullah A Al Khodari and Racha Mhd Samir Tiba	9,200	9,200	0	0%
Ali Athar	930	930	0	0%
Allegis 401k Roth Profit Sharing Plan FBO Peter G. Bodine	4,600	4,600	0	0%
Alpenglow Total Return LP	23,000	23,000	0	0%
AltoIRA Custodian FBO Igor Taber SEP IRA	9,200	9,200	0	0%
Alvin A Bennati Jr	18,400	18,400	0	0%
Ambwani-Bellofatto Family Trust	27,600	27,600	0	0%
American Investment Return Opportunity Fund LP	184,000	184,000	0	0%
Amir Rozwadowski	23,000	23,000	0	0%
Amy Rosse 2012 Trust	15,000	15,000	0	0%

Andrew and Jessica Beebe Living Trust	6,900	6,900	0	0%
Andrew Bonito	9,200	9,200	0	0%
Andrew Poklepovic and Tammy R. Spring	9,200	9,200	0	0%
Andrew Rodriguez	5,000	5,000	0	0%
Angela Stanley[2]	118,278	118,278	0	0%
Angry Teens LP	103,828	103,828	0	0%
Aniruddha Gadre	9,344	9,344	0	0%
Anna Chau	9,200	9,200	0	0%
Ansley J Masters Revocable Trust	184,000	184,000	0	0%
Anthony Frascella	23,000	23,000	0	0%
Anthony Thomas Guaraldi	9,200	9,200	0	0%
Antoni and Lidia Baranski	23,000	23,000	0	0%
Antoni Baranski	957	957	0	0%
AR Family Trust	46,000	46,000	0	0%
ARB Holdings I LLC	23,000	23,000	0	0%
AREA Three Daughters SC, LLC	4,600	4,600	0	0%
Ari Segal	6,900	6,900	0	0%
Aria Khalili	27,600	27,600	0	0%
Arjun Chopra	6,900	6,900	0	0%
Armen Salbashian	6,900	6,900	0	0%
Art Cummings	4,600	4,600	0	0%
Arthur Marc Magun	4,600	4,600	0	0%
Aryeh Aslan	23,000	23,000	0	0%
Asad Zahur	32,200	32,200	0	0%
Athanasios Bouzoubardis	18,400	18,400	0	0%
Autumn Ventures LLC	13,800	13,800	0	0%
Avi Stein	9,200	9,200	0	0%
AWM Venture Fund V LP	200,000	200,000	0	0%
AWM Venture Fund VI, LP	384,511	384,511	0	0%
Belay On Group, LLC	9,200	9,200	0	0%
Ben and Beth Wilson Family Trust	46,000	46,000	0	0%
Benjamin D Black[1,2]	439,478	439,478	0	0%
Benjamin Hadary[1]	1,276	1,276	0	0%
Benjamin Krugman	4,600	4,600	0	0%
Benjamin Smith	91	91	0	0%
Benstar Investments	13,800	13,800	0	0%
Beyond Moon 2, LLC	239,200	239,200	0	0%
Bi-Directional Disequilibrium Fund, L.P.	46,000	46,000	0	0%
Blu NH Insurance Group Inc	92,000	92,000	0	0%
Blu-B Nevada Par Equity LLC	46,000	46,000	0	0%
Blue Summit Investments LLC	69,000	69,000	0	0%
Blu-G Nevada Par Equity LLC	184,000	184,000	0	0%
Bobby Lo	13,800	13,800	0	0%
Bonnie L Peavy Trust	23,000	23,000	0	0%
Bradley Burgtorf	920	920	0	0%
Bradley White	9,200	9,200	0	0%
Brian and Gean Ann Frack	5,000	5,000	0	0%
Brown Dog Capital, LLC	27,775	27,775	0	0%

Bruce Bendheim	4,600	4,600	0	0%
Bruce Jay Isackson	184,000	184,000	0	0%
BTA Finance Limited	41,400	41,400	0	0%
Buckley Atluru Generation Skipping Trust	92,000	92,000	0	0%
C2H2 LLC	9,200	9,200	0	0%
Cabral Family Trust, Dated April 17, 2001	69,000	69,000	0	0%
Carmel Capital, LLC	18,400	18,400	0	0%
Casey E Adolfsson	9,200	9,200	0	0%
Catapult PL10 LLC	300,000	300,000	0	0%
CEM Alts, LP	368,000	368,000	0	0%
Chakradhar Reddy	9,200	9,200	0	0%
Chan, Hoi Lai Carman	23,051	23,051	0	0%
Chandrakant P Desai and Chandravati C Desai Revocable Trust DTD 07/13/1992	9,200	9,200	0	0%
Charles Bradford Green Raymond	9,200	9,200	0	0%
Charles K. Woodworth	4,600	4,600	0	0%
Chestnut Management, LLC	1,000	1,000	0	0%
Chetan Tailor	25,300	25,300	0	0%
Chih-Hsiang Li and Chou-Chi Li	5,000	5,000	0	0%
Chow Lip Ming Juliette	9,200	9,200	0	0%
Chris Harrington	4,600	4,600	0	0%
Christophe Bach	23,000	23,000	0	0%
Christopher A. Tarr Revocable Trust Dated October 15, 2001	16,468	16,468	0	0%
Christopher and Tammy Long	5,000	5,000	0	0%
Christopher C Tsui	46,000	46,000	0	0%
Christopher Crownover	23,000	23,000	0	0%
Christopher Mark Sinkey	87,273	87,273	0	0%
Chumma LLC	6,900	6,900	0	0%
Claudio Cornali	11,500	11,500	0	0%
Click VC Segregated Portfolio Company Limited - OPP5 Segregated Portfolio	100,000	100,000	0	0%
Connor Whitman	2,300	2,300	0	0%
Cornali/Choi 2012 Irrevocable Descendant Trust	23,000	23,000	0	0%
Craig Grube	23,000	23,000	0	0%
Craig Nolan[1]	101,114	101,114	0	0%
CSGA Living Trust	27,600	27,600	0	0%
Cullen Lee	9,200	9,200	0	0%
Cynthia Halper	18,400	18,400	0	0%
DAAANG Ventures II LLC	2,917	2,917	0	0%
Daaang Ventures, LLC	1,500	1,500	0	0%
Daniel Kennedy[1]	103,727	103,727	0	0%
Daniel Krul	9,200	9,200	0	0%
Darren Littman	4,600	4,600	0	0%
David and Ann Tillotson Community Property	20,000	20,000	0	0%
David Bastian	9,200	9,200	0	0%
David Dunford	2,300	2,300	0	0%
David G Kennedy Trust dtd 8/6/1993[4]	18,400	18,400	0	0%
David J Karp Revocable Trust	23,000	23,000	0	0%
David Jaffe	23,000	23,000	0	0%
David Katz	9,200	9,200	0	0%
David Rendina 2012 Irrevocable Trust	23,000	23,000	0	0%
David Robert Johnson	9,200	9,200	0	0%
David Shim	18,400	18,400	0	0%

David Wolf	23,000	23,000	0	0%
DCB Investments LLC	5,000	5,000	0	0%
DCLJ Partners LLC	50,000	50,000	0	0%
Deborah Cipriano	32,200	32,200	0	0%
Debra A. Somberg	9,200	9,200	0	0%
Debra L Romanello Family Lmtd Ptnshp Lllp	9,200	9,200	0	0%
Denee Holdings, LLC[3]	381,413	381,413	0	0%
Digital Trust Custodian FBO Inna Kassatkina Traditional IRA	4,600	4,600	0	0%
Digital Trust Custodian FBO Norman Fraser Jones SEP-IRA	4,600	4,600	0	0%
Dinsdale 2025 Irrevocable Trust FBO Orion Dinsdale[4]	85,913	85,913	0	0%
Disrupt Investments Limited	46,000	46,000	0	0%
DM Development Partners 401k Trust	4,600	4,600	0	0%
Donald & Mary Ross Family Trust 2007	23,000	23,000	0	0%
Donald Riggs 2020 Insurance Trust	23,000	23,000	0	0%
Donna Riggs 2021 Irrev Trust U/A DTD 12-16-2021	23,000	23,000	0	0%
Douglas Ian Loizeaux	18,400	18,400	0	0%
East West Capital Inc	46,000	46,000	0	0%
Edward and Amy Q Laderer	184,000	184,000	0	0%
Edward Grafton Chiles Rev Trust	46,000	46,000	0	0%
Edward L Helvey	46,000	46,000	0	0%
Edwin R Scheigert Irrevocable Trust	9,200	9,200	0	0%
Edwin Russell Scheigert Rev Trust	23,000	23,000	0	0%
Elevation, LLC	24,363	24,363	0	0%
Elham GH H H Alomani	9,200	9,200	0	0%
Eli Ben-Joseph	4,600	4,600	0	0%
Elisa Shelley[1,4]	57,275	57,275	0	0%
Elizabeth Mily	23,000	23,000	0	0%
Ellsworth Holdings LLC	23,820	23,820	0	0%
Ely Lai	13,800	13,800	0	0%
Emily Nikoloudis	2,300	2,300	0	0%
Endeavor Partners, LP	9,200	9,200	0	0%
EpiGnosis, LLC	1,840	1,840	0	0%
Eric Chen	27,600	27,600	0	0%
Eric Johnson	1,000	1,000	0	0%
Eric Schulman 2012 Trust	4,600	4,600	0	0%
Eric Thaller Revocable Trust	13,800	13,800	0	0%
ERL Capital LLC	6,900	6,900	0	0%
Erwyn Naidoo	4,600	4,600	0	0%
ETS Risk Management	9,200	9,200	0	0%
Evan Mittman	23,000	23,000	0	0%
Fargo Investment (BVI) Limited	1,094	1,094	0	0%
Fergs Sports Bar and Grill Inc	9,200	9,200	0	0%
Fiduciary Trust International Private Equity Access Program LP	80,000	80,000	0	0%
Foundation for Opioid Response Efforts	100,000	100,000	0	0%
Fu Jou Chen	13,800	13,800	0	0%
Gabriel Nell & Xia Chen Family Trust	27,600	27,600	0	0%
Gannott Smith[4]	53,449	53,449	0	0%
Gary Hsueh	20,842	20,842	0	0%
Gecco Capital LLC	460,000	460,000	0	0%
Geoffrey Valentino	13,800	13,800	0	0%
George and Susan Frack	5,000	5,000	0	0%

George S Beal	46,000	46,000	0	0%
Georgia Ann Snell Dynasty Trust U/A Dtd 7/27/2021	18,400	18,400	0	0%
Gerald and Margaret Keightley	5,000	5,000	0	0%
Gerald Shelley[4]	9,200	9,200	0	0%
Gin Mill Nevada Trust[3]	355,745	355,745	0	0%
GJT Group, LLC	9,200	9,200	0	0%
Glen Ikeda	92,000	92,000	0	0%
Gloria Gennaro[1]	15,307	15,307	0	0%
Goldhorse Securities Limited - Client Account	50,000	50,000	0	0%
Gordon Greenwood	23,000	23,000	0	0%
Gramercy Ventures	13,800	13,800	0	0%
Grasshopper Corp.	23,000	23,000	0	0%
Greg Delmonte	18,400	18,400	0	0%
Gregory Alan Crown	18,400	18,400	0	0%
GS Asset Management, LLLP	9,200	9,200	0	0%
Guy and Melissa Gryspeerdt	9,200	9,200	0	0%
Hamad A KH H AlSumait	16,100	16,100	0	0%
Hanna and Matthew Foundation	50,000	50,000	0	0%
Hanover Capital, LLC	18,400	18,400	0	0%
Harper Bdit Trust	18,400	18,400	0	0%
Harrison Miller and Clare McCamy Family Trust	300,000	300,000	0	0%
Hashem Shehabi	13,800	13,800	0	0%
HCC Management LP	23,000	23,000	0	0%
Heavy Rotation Management DMCC	46,000	46,000	0	0%
Henry W Boyce III Revocable Trust UAD 08-05-2011	25,000	25,000	0	0%
Henry Worth Boyce IV	5,000	5,000	0	0%
Heritage Holding Limited Partnership	23,000	23,000	0	0%
HHM Investments, LLC	9,200	9,200	0	0%
Hollencrest Bayview Partners, LP	138,000	138,000	0	0%
HPJ Ventures, LLC	184,000	184,000	0	0%
Hsiao Min Jesse Tsui-Huang	4,600	4,600	0	0%
Huang Ruan 2020 Trust	92,000	92,000	0	0%
I2BF KEYSTONE LLC	184,000	184,000	0	0%
Ian Patrick Sobieski Revocable Trust	9,200	9,200	0	0%
Imagine Holdings LLC	18,400	18,400	0	0%
Inderdeep Huja	13,800	13,800	0	0%
INPA Capital Group, LLC	80,500	80,500	0	0%
Intervis Partners LLC	25,000	25,000	0	0%
Intracoastal Capital LLC	23,000	23,000	0	0%
Inversiones AMAQ S.A.	50,000	50,000	0	0%
IRA Financial Trust Company CFBO Bryan Jacobson	46,000	46,000	0	0%
IRA Financial Trust Company CFBO Albert Hu	9,200	9,200	0	0%
IRA Financial Trust Company CFBO Anton Schirmang Sr	27,600	27,600	0	0%
IRA Financial Trust Company CFBO Kenneth Tran	23,000	23,000	0	0%
IRA Financial Trust Company CFBO Michael Williams	4,600	4,600	0	0%
IRA Financial Trust Company CFBO Michael Wong	46,000	46,000	0	0%
IRA Financial Trust Company CFBO Tiffani Renard	18,400	18,400	0	0%
IRAR Trust FBO Gary M Rabkin, Account #3605291	9,200	9,200	0	0%
Iroquois Capital Investment Group LLC	46,000	46,000	0	0%
Iroquois Master Fund Ltd.	46,000	46,000	0	0%
Isaac Hazan	23,000	23,000	0	0%

Isackson Family Trust	46,000	46,000	0	0%
Jack Dinsdale[4]	46,000	46,000	0	0%
Jacob Philpotts	920	920	0	0%
Jacob Roach	10,000	10,000	0	0%
Jacqueline Xu	9,200	9,200	0	0%
Jacques Youssefmir	27,600	27,600	0	0%
Jahanshah John Bral	4,600	4,600	0	0%
James E. Gerber	9,200	9,200	0	0%
James Gilmore III	10,000	10,000	0	0%
James Ryan Jetton	4,600	4,600	0	0%
Janet Leahy	46,000	46,000	0	0%
Jason Whitman	2,300	2,300	0	0%
Jayesh Desai	13,800	13,800	0	0%
JDA Family Trust	200,000	200,000	0	0%
Jeffrey and Carolyn Elgin	5,000	5,000	0	0%
Jeffrey Goldblum Trust	9,200	9,200	0	0%
Jeffrey Hoffman	4,600	4,600	0	0%
Jennifer Lo Chan	9,200	9,200	0	0%
Jennifer white Kelly	9,200	9,200	0	0%
Jesus Take the Wheel LLC	2,300	2,300	0	0%
JL2M Holdings, LLC	18,400	18,400	0	0%
John Bendheim	13,800	13,800	0	0%
John Goller	2,760	2,760	0	0%
John Parsons Rev Trust DTD May 15, 2023	9,200	9,200	0	0%
John Spinale	32,133	32,133	0	0%
John W. Mitchell	4,600	4,600	0	0%
Johnston Brothers, LLC	11,500	11,500	0	0%
Jon Sopher	9,200	9,200	0	0%
Jonathan Auerbach Revocable Trust dated 12/23/2009, as amended and restated on July 6, 2016	50,000	50,000	0	0%
Jonathan Godin	9,200	9,200	0	0%
Jonathan Harris	23,000	23,000	0	0%
Jonathan Pusey	920	920	0	0%
Jordan Michael Williams	2,917	2,917	0	0%
Jordan Waxman	9,200	9,200	0	0%
Jose Vazquez	4,600	4,600	0	0%
Joseph Lord	13,800	13,800	0	0%
Joseph Puthussery and Kiran Pala Trust	40,000	40,000	0	0%
Joshua Piuma	6,900	6,900	0	0%
Julie A. Choi	11,500	11,500	0	0%
June M. Sabina Living Trust	40,000	40,000	0	0%
Justin Roach	10,000	10,000	0	0%
Justin Szlasa	4,600	4,600	0	0%
JYSW Trust	23,000	23,000	0	0%
Karches 2009 Descendants Trust U/A DTD 10/13/2009	92,000	92,000	0	0%
Kathryn Smith	181	181	0	0%
KCT SL Holdings LLC	184,000	184,000	0	0%
Kenneth B. Shulman	4,600	4,600	0	0%
Kenneth Tran	23,000	23,000	0	0%
Kenneth W Coffey	9,200	9,200	0	0%
Kerrigan Bryant	2,300	2,300	0	0%
Kevin Kunkel	12,880	12,880	0	0%

Kevin Taguchi, Inc.	32,200	32,200	0	0%
KFP Private, LLC	138,000	138,000	0	0%
KidZ, LLC	23,000	23,000	0	0%
Kim Bendheim	4,600	4,600	0	0%
Klinger Living Trust	4,600	4,600	0	0%
Ko Family Trust	46,000	46,000	0	0%
Konrad Investments, LLC	92,000	92,000	0	0%
Kopin Family Trust	23,000	23,000	0	0%
Kyle and Danielle Kupchak	5,000	5,000	0	0%
Kyle Asher	23,000	23,000	0	0%
Kyle M Shea	23,000	23,000	0	0%
La Plata Trust	46,000	46,000	0	0%
Lansing Tyler Scriven	9,200	9,200	0	0%
Lassen Street LLC	6,900	6,900	0	0%
Laure A Blume Exemption Trust	92,000	92,000	0	0%
Lawson Family Trust	9,200	9,200	0	0%
LBCW Holdings, LP	92,000	92,000	0	0%
Leckie Family Trust[5]	29,313	29,313	0	0%
Lemberg Foundation, Inc.	75,000	75,000	0	0%
Lemrac Trust	9,200	9,200	0	0%
Lester Sutphin Jr. and Anne Sutphin	5,000	5,000	0	0%
Limitless Ventures II, LLC	2,917	2,917	0	0%
Lori and Michael Amoroso	4,600	4,600	0	0%
LOTTIEQ, LLC[6]	99,285	99,285	0	0%
Lucifer Properties I LLC[7]	637,469	637,469	0	0%
Luis Carlos Pena	1,840	1,840	0	0%
Luna Holdings II LLC	2,917	2,917	0	0%
Lung-Sang G Lam	4,600	4,600	0	0%
LV Business Consulting Inc. (d/b/a LVBC Inc.)	4,600	4,600	0	0%
M Summit, S.A. DE C.V.	46,000	46,000	0	0%
Madeleine Black[4]	57,275	57,275	0	0%
Madison Mussatt	4,600	4,600	0	0%
Madison Trust Company FBO Matthew Stevens M25012366	6,900	6,900	0	0%
Marcia Morris	4,600	4,600	0	0%
Margao II, LP	90,167	90,167	0	0%
Margao, LP	50,000	50,000	0	0%
Maria Stone	91	91	0	0%
Marilyn Rodriguez	5,000	5,000	0	0%
Marino Family Dynasty Trust Exempt - FBO Michael J. Marino	23,000	23,000	0	0%
Marino Family Dynasty Trust Exempt - FBO Nicole Herrmann	23,000	23,000	0	0%
Marino Family Dynasty Trust Exempt - FBO Steven G. Marino	23,000	23,000	0	0%
Mariposa Grove Partners, LLC	23,000	23,000	0	0%
Mark Alan Sinkey and Marian Reed Sinkey, Trustees of the Sinkey Family Living Trust	27,600	27,600	0	0%
Mark and Tara Deane	4,600	4,600	0	0%
Mark F Overstreet Revocable Trust	9,200	9,200	0	0%
Mark J. Jenness and Ann D. Jenness JTWROS	34,200	34,200	0	0%
Mark O’Shea	36,800	36,800	0	0%
Mark Perutz	23,000	23,000	0	0%
Mark Stevenson	9,200	9,200	0	0%
Martin H Kanipe Jr	32,200	32,200	0	0%
Martin Neill Kon	4,167	4,167	0	0%

Mary Sue Bennati	9,200	9,200	0	0%
Marzouq F H AlMutairi	46,000	46,000	0	0%
Mataya Family Trust Dated August 10, 2016	10,000	10,000	0	0%
Mathew Zaheri	184,000	184,000	0	0%
Matthew Hiatt	4,600	4,600	0	0%
Matthew McDavid	2,300	2,300	0	0%
Matthew Mountford	4,600	4,600	0	0%
Maxwell Christiansen	9,200	9,200	0	0%
Mayra I. Lozano	2,917	2,917	0	0%
MEC ECC Exempt Trust	92,000	92,000	0	0%
Melzer Fund I, LLC	27,600	27,600	0	0%
Mezistrano Legacy Trust	10,000	10,000	0	0%
MHC Partners LLC	92,000	92,000	0	0%
Michael Allan Vincent Mountford	9,200	9,200	0	0%
Michael and Cynthia Joyce	25,000	25,000	0	0%
Michael and Elizabeth Martin	25,000	25,000	0	0%
Michael and Terri Long	5,000	5,000	0	0%
Michael Campbell	18,400	18,400	0	0%
Michael Charles Freedman	4,600	4,600	0	0%
Michael D. Rendina 2012 Irrevocable Trust	23,000	23,000	0	0%
Michael Dennis	46,000	46,000	0	0%
Michael Dulgarian	18,400	18,400	0	0%
Michael E Rodriguez	9,200	9,200	0	0%
Michael G Wiener Revocable Trust	9,200	9,200	0	0%
Michael Ghaffary	9,200	9,200	0	0%
Michael Gordon	4,600	4,600	0	0%
Michael Gore	9,200	9,200	0	0%
Michael John Dinsdale 2015 Trust[8]	670,836	670,836	0	0%
Michael Joseph Ferrara	23,000	23,000	0	0%
Michael L. Stoppelman Revocable Trust U/A/D 4/28/2016	9,200	9,200	0	0%
Michael Lousteau	18,400	18,400	0	0%
Michael Robinson	5,000	5,000	0	0%
Michael Rosenfeld	920	920	0	0%
Michael Simonsen	9,200	9,200	0	0%
Michael Smith, Jr.	9,200	9,200	0	0%
Michael Tanne Roth IRA	4,600	4,600	0	0%
Michael W Dufresne Revocable Trust	13,800	13,800	0	0%
Michael W. Galvin, Jr. Revocable Trust	5,000	5,000	0	0%
Michael Walsh	4,600	4,600	0	0%
Michelle Kleytman[1]	2,917	2,917	0	0%
Michelle Littman	4,600	4,600	0	0%
Minh Tri Bui	46,000	46,000	0	0%
Mirabeau 2 LLC	9,200	9,200	0	0%
Mogli Alpine Ventures LLC	1,000	1,000	0	0%
Mohammad Reza Navid	9,200	9,200	0	0%
Moishe Ziv 2023 Family Trust U/A DTD 11/29/23	23,000	23,000	0	0%
Morad Zahabian	46,000	46,000	0	0%
Morgan Mussatt	4,600	4,600	0	0%
Moritz Jonathan Hieronymus Hill	9,200	9,200	0	0%
Moshe Greenwald	23,000	23,000	0	0%
Motive Science LLC	46,000	46,000	0	0%

Muhammed Taha Yesilhark	8,334	8,334	0	0%
Nader Afshar	107,407	107,407	0	0%
Narender Singh	92,000	92,000	0	0%
NAS Family Trust	11,500	11,500	0	0%
Nenita Panizales	4,600	4,600	0	0%
Newpath LLC	23,000	23,000	0	0%
Nicholas Jones	13,800	13,800	0	0%
Nicholas Mountford	4,600	4,600	0	0%
Nicholas P Earl Revocable Trust[9]	129,313	129,313	0	0%
Niraj Patel	9,200	9,200	0	0%
NO10 SP	1,334,000	1,334,000	0	0%
OGTM Holdings LLC	18,400	18,400	0	0%
Olaf Neubert	13,800	13,800	0	0%
Olentangy Holdings, LLC	4,565	4,565	0	0%
Orange Zebra 1, LLC	62,060	62,060	0	0%
Orions Belt 1 LLC[8]	572,749	572,749	0	0%
Ostrich Development Co. LLC	23,000	23,000	0	0%
OxGoldrush Ventures II LLC - Series 2	78,292	78,292	0	0%
Pacific Premier Trust Custodian FBO Howard Rosenfeld IRA	9,200	9,200	0	0%
Pacific Premier Trust FBO Jeffrey Bazar Traditional IRA	9,200	9,200	0	0%
Pamela Schulman 2012 Trust	4,600	4,600	0	0%
Parham Partielli	46,000	46,000	0	0%
Partner Ventures Investments LLC	18,400	18,400	0	0%
Patrice Giami	23,000	23,000	0	0%
Paula Abdul Inc	9,200	9,200	0	0%
Peggy Ann Crews Family Trust	9,200	9,200	0	0%
Perennial Group LLC	9,200	9,200	0	0%
Perry Metviner & Karen Asher	50,600	50,600	0	0%
Peter Embiricos	46,000	46,000	0	0%
Peter Soderling	9,200	9,200	0	0%
Petrillo 2021 Irrevocable Grantor Trust	23,000	23,000	0	0%
Pezold Family Foundation	92,000	92,000	0	0%
Philip Galligan	5,000	5,000	0	0%
Phillimore Group, LLC	184,000	184,000	0	0%
Pola-Karr Family Trust Agreement	2,760	2,760	0	0%
Raban Freiherr Spiegel von und zu Peckelsheim	9,200	9,200	0	0%
Rainier Capital LLC	184,000	184,000	0	0%
Randall Rose Family Trust	92,000	92,000	0	0%
Rania Al Khalifa	9,200	9,200	0	0%
Rashid Saad Al Rashid & Sons	46,000	46,000	0	0%
Red Earth Investments, LLC	18,400	18,400	0	0%
Redesdale Partners, LLC	10,000	10,000	0	0%
Revocable Trust Created by Stephen J. Jones	30,000	30,000	0	0%
Reza Afshar	13,800	13,800	0	0%
Richard and Karen Gullotti	5,000	5,000	0	0%
Richard Farber	36,800	36,800	0	0%
Richard Friedenheim and Chauheung Leung	5,000	5,000	0	0%
Richard G Marini, Jr	27,775	27,775	0	0%
Richard Giroux	23,000	23,000	0	0%
Richard Schulman 2012 Trust	4,600	4,600	0	0%
Richard Slaten and Katharine Latimer	20,000	20,000	0	0%

Ricky Ray Riggs 2020 Irrevocable Trust U/A DTD 3-5-2020	23,000	23,000	0	0%
Riposte Global Opportunity Master Fund, LP	920,000	920,000	0	0%
RJ Gill Family 2021 NG Dynasty Trust	23,000	23,000	0	0%
RLR Irrevocable Trust	23,000	23,000	0	0%
Robb Monkman	18,400	18,400	0	0%
Robert Abballe	10,000	10,000	0	0%
Robert and Gabrielle Mellon	46,358	46,358	0	0%
Robert Carter	49,200	49,200	0	0%
Robert Cleary	27,600	27,600	0	0%
Robert E Miller Revocable Trust	18,400	18,400	0	0%
Robert J Grant III	4,600	4,600	0	0%
Robert Mashaal	138,000	138,000	0	0%
Robert Matza	92,000	92,000	0	0%
Robert Matza 2011 GST Exempt Irrevocable Trust	92,000	92,000	0	0%
Robert Walters	9,200	9,200	0	0%
Rochelle Nadhiri	12,500	12,500	0	0%
Rodrick Rinker	156,400	156,400	0	0%
Ronald Kaplan	23,000	23,000	0	0%
Rony Ledany	23,000	23,000	0	0%
Rosell III, LLC	23,000	23,000	0	0%
Rosewood Capital, LLC	5,000	5,000	0	0%
RRADAM, LLC	92,000	92,000	0	0%
Ruan Revocable Trust	276,000	276,000	0	0%
Ruppen Consultants Ltd	138,000	138,000	0	0%
Ryan Geoffrey Halper	13,800	13,800	0	0%
Ryan McDermott	11,217	11,217	0	0%
Sager SH M A M Madouh	11,040	11,040	0	0%
Salauat Khissimov	92,000	92,000	0	0%
Salma Rashed S AlRashed	23,000	23,000	0	0%
Salvador V Campisi Rev Trust	23,000	23,000	0	0%
Samuel Kazarnovsky	23,000	23,000	0	0%
Samuel Logan White	2,300	2,300	0	0%
Samuel Sullivan	46,000	46,000	0	0%
Sarlo Family Living Trust	9,200	9,200	0	0%
SBG Irrevocable Trust	23,000	23,000	0	0%
Scacco Trust uad 02/08/2000	23,000	23,000	0	0%
Schwartz Family 2021 Irrevocable Trust	9,200	9,200	0	0%
Schwartz Family Revocable Trust	4,600	4,600	0	0%
Scott Dubin[1]	49	49	0	0%
Scott Jeremy Kehoe	1,840	1,840	0	0%
Scott Sullinger	1,840	1,840	0	0%
Sean Hester	23,000	23,000	0	0%
Selborne Capital LLC	6,942	6,942	0	0%
Senvest Global (KY), LP	345,000	345,000	0	0%
Senvest Master Fund, LP	690,000	690,000	0	0%
Senvest Technology Partners Master Fund, LP	345,000	345,000	0	0%
Shadek Family Trust	138,000	138,000	0	0%
Shahram Soroudi	18,400	18,400	0	0%
Shaina Dinsdale[4]	13,800	13,800	0	0%
Shaker M A M Madouh	27,600	27,600	0	0%
Shogun LLC	18,400	18,400	0	0%
SMIP1, Inc	46,000	46,000	0	0%

Southeastern University, Inc	92,000	92,000	0	0%
SouthFork Ventures, LLC	18,400	18,400	0	0%
Spencer Charles Tall	18,400	18,400	0	0%
Stacey K Bolger Management Trust	10,000	10,000	0	0%
Stanley Razny I Ingrid M Razny	46,000	46,000	0	0%
Stanley Shashoua	23,000	23,000	0	0%
Stansbury Partners, LP	75,000	75,000	0	0%
Steen W. Simonsen Revocable Trust dated 4/25/2013	9,200	9,200	0	0%
Stephen Conlin	4,600	4,600	0	0%
Stephen M. Fisher 2022 Separate Property Trust	75,000	75,000	0	0%
Stephen Swiatkiewicz	36,800	36,800	0	0%
Stifel, Nicolaus & Company, Incorporated[12]	250,238	250,238	0	0%
Summerdale Management LLC	23,000	23,000	0	0%
Syed Adil Rehman	25,300	25,300	0	0%
Syon Capital Partners I, LP	513,672	513,672	0	0%
Syon Capital PL10, LP	513,672	513,672	0	0%
Tal Shachar	4,600	4,600	0	0%
Tanya Mathews and Patrick Chambers	16,100	16,100	0	0%
Tar Trust Restated 9-6-2012	5,000	5,000	0	0%
Tenex Investments Ltd.	276,000	276,000	0	0%
Terrence O’Brien	9,200	9,200	0	0%
Tharwa Investment Company	92,000	92,000	0	0%
The A1HP 2021 Delaware Dynasty Trust	27,600	27,600	0	0%
The A2HP 2021 Delaware Dynasty Trust	27,600	27,600	0	0%
The A3HP 2021 Delaware Dynasty Trust	27,600	27,600	0	0%
The Albright Family Trust dated August 9, 2018	9,200	9,200	0	0%
The Andrew Flannery Westergren Revocable Living Trust	50,000	50,000	0	0%
The Attard Family Trust 8/12/15	750	750	0	0%
The Bana Family Trust dated January 26, 2024	230,000	230,000	0	0%
The Beckett Crawford Lynch 2016 Irrevocable Trust	18,400	18,400	0	0%
The Boeding Family Trust	46,000	46,000	0	0%
The Borenstein Living Trust	13,800	13,800	0	0%
The Brennan Family Trust	250,000	250,000	0	0%
The Bromberg Family Trust	92,000	92,000	0	0%
The Butters 16-Year Charitable Trust[4]	9,200	9,200	0	0%
The Butters Xmas Charitable Trust[4]	9,200	9,200	0	0%
The Claire Mercer Bastian Revocable Trust	9,200	9,200	0	0%
The EAT-2 Irrevocable GST Trust	9,200	9,200	0	0%
The Edwin L Hall Revocable Living Trust	9,200	9,200	0	0%
The Eric and Susan Luhrs Living Trust	20,000	20,000	0	0%
The Falsetti-Searfoss 1998 Trust	25,000	25,000	0	0%
The Franklyn Chien Living Trust	13,800	13,800	0	0%
The Gino Tarantino 2000 Trust U/A DTD 06/01/2000	23,000	23,000	0	0%
The GMA 2020 Descendants Trust	13,800	13,800	0	0%
The Gordon S. Black and Annika F. Van Wambeke 2020 Revocable Trust, dated February 12, 2020[4]	20,000	20,000	0	0%
The Grant and Shawna Sisler Living Trust	9,200	9,200	0	0%
The Headley Trust Dated 5/4/2001	18,400	18,400	0	0%
The Hirson Family Living Trust	23,000	23,000	0	0%
The Hsueh - Lampsa Family Trust	23,000	23,000	0	0%
The Ignacio Raul Rodriguez Revocable Trust	5,000	5,000	0	0%
The Itamar Novick and Shira Mor Novick Living Trust	18,400	18,400	0	0%

The Joan Stiefel Rodriguez Revocable Trust	60,000	60,000	0	0%
The Jon Staenberg Trust	20,000	20,000	0	0%
The Kyle Crawford Lynch 2016 Irrevocable Trust	18,400	18,400	0	0%
The Marcus Family Trust	10,000	10,000	0	0%
The Matthew Kilgroe Trust	9,200	9,200	0	0%
The Mutant Shark Pond Trust	103,828	103,828	0	0%
The NKD Family Trust	230,000	230,000	0	0%
The Parker MBA Trust	9,200	9,200	0	0%
The Peltz 2020 Irrevocable Grantor Trust	10,120	10,120	0	0%
The Peter Detkin and Michelle Oates Trust	50,000	50,000	0	0%
The Phelps Family Revocable Trust Dated 08.08.2008	98,377	98,377	0	0%
The Phumbrha Living Trust	46,000	46,000	0	0%
The Poncetta Living Trust	50,000	50,000	0	0%
The Rajiv & Krutika Patel 2006 Trust	230,000	230,000	0	0%
The Ronald Yen Trust	92,000	92,000	0	0%
The Roy M Korins Revocable Trust U/A DTD 12/21/2022	23,000	23,000	0	0%
The Rubin Family Trust	9,200	9,200	0	0%
The San Remo Trust	138,000	138,000	0	0%
The Scott M. Faber Trust u/d/d August 18, 2015, as amended	73,600	73,600	0	0%
The Shawn Harold Owen Separate Property Revocable Trust	25,000	25,000	0	0%
The Simon and Maral Ahdoot Family Trust	9,200	9,200	0	0%
The Sylvia G Walker Revocable Trust	7,500	7,500	0	0%
The Thomas Everett Perkins, JR. and Elizabeth King Perkins Trust Dated July 19, 2004	5,000	5,000	0	0%
The Walters Group	230,000	230,000	0	0%
The William Paul Galloway Trust	9,200	9,200	0	0%
The Wilson Westergren Living Trust	50,000	50,000	0	0%
The Zachary and Casey Lynch Living Trust dated February 24, 2009	36,800	36,800	0	0%
Third Lemco Family Partners	67,500	67,500	0	0%
Thomas A Rosse Marital Trust	30,000	30,000	0	0%
Thomas Kaufman 2019 Irrevocable Trust	13,800	13,800	0	0%
Thomas S Gay Revocable Trust	5,000	5,000	0	0%
Thomas W. Lamb Revocable Living Trust	9,200	9,200	0	0%
ThreeStone, L.P.	12,500	12,500	0	0%
Tibidabo Revocable Trust	46,000	46,000	0	0%
Timothy Christopher Dinsdale[4]	26,220	26,220	0	0%
Todd Goldman	10,000	10,000	0	0%
Tomi Kovanen	6,900	6,900	0	0%
Travis Smith	91	91	0	0%
Trellus Partners, LP	50,000	50,000	0	0%
Trellus Small Cap Opportunity Fund, LP	50,000	50,000	0	0%
Trent E Tucker Revocable Trust	368,000	368,000	0	0%
UBS financial Services FBO Glen Ikeda IRA	46,000	46,000	0	0%
UBS Financial Services FBO Grace A. Ikeda	46,000	46,000	0	0%
United Family General Trading Company	46,000	46,000	0	0%
Utmost Luxembourg S.A.	143,743	143,743	0	0%
Vayam Revocable Trust	368,000	368,000	0	0%
Velpar Investments, Inc.	23,000	23,000	0	0%
Velvet Rope Management LLC	6,900	6,900	0	0%
Veneto Imperium LLC	11,500	11,500	0	0%
Vesper Road, LLC 401k Plan	23,800	23,800	0	0%
Victory Spectacular Fund SPC - Pioneer Unicorn Fund Segregated Portfolio	190,878	190,878	0	0%
Victory Spectacular Fund SPC - Spectacular Opportunity Fund Segregated Portfolio	100,000	100,000	0	0%

Viewpoint Strategic Partners, LLC	46,000	46,000	0	0%
Vishal Grover	62,060	62,060	0	0%
Vivian Chow[2]	26,188	26,188	0	0%
Vivify Finance Consulting LLC[10]	26,188	26,188	0	0%
VSC Ventures PL10, LLC.	1,219,046	1,219,046	0	0%
Warren H Phillips 2015 Trust	20,000	20,000	0	0%
Wayne Chang Revocable Trust	13,800	13,800	0	0%
William A. Pusey Family Trust	9,200	9,200	0	0%
William Blake Winchell 401(k) Profit Sharing Plan	27,600	27,600	0	0%
William Burge Charles Schwab & Co Inc Cust IRA Contributory	4,600	4,600	0	0%
William G Wysong III and Jenna M Wysong as JTWROS	5,000	5,000	0	0%
William Greene Jr	69,000	69,000	0	0%
William H Porter 2010 Irrevocable Trust, Hatcher Porter TTEE	9,200	9,200	0	0%
William H Porter 2010 Irrevocable Trust, Martha H Porter TTEE	9,200	9,200	0	0%
William H Porter Spousal Lifetime Access Trust, Martha Haley Porter TTEE	9,200	9,200	0	0%
William Joseph Brennan IV	20,000	20,000	0	0%
William L. Wu Separate Property Revocable Trust	9,200	9,200	0	0%
William P Reilly Jr. Family Trust	4,600	4,600	0	0%
William Papariella Separate Property Trust	46,000	46,000	0	0%
William Patrick Reilly III	4,600	4,600	0	0%
William Wu and Yon Soo Cho, Community Property with Right of Survivorship (CPWROS)	13,800	13,800	0	0%
Willowleaf III LLC	2,917	2,917	0	0%
Wilson 2021 Trust	46,000	46,000	0	0%
Windham Ventures LLC	23,000	23,000	0	0%
WMTA Investors, G.P.	46,000	46,000	0	0%
Wolf River Opportunity Series, LLC - Series Q	294,400	294,400	0	0%
Woodland Corporation, LLC	46,000	46,000	0	0%
Xenia Indemnity, Inc.	92,000	92,000	0	0%
Yang Tran	2,300	2,300	0	0%
Yi Lin	30,360	30,360	0	0%
Yoel Braver	23,000	23,000	0	0%
Youngbloods1, LLC	46,000	46,000	0	0%
Youngbloods2, LLC	46,000	46,000	0	0%
Yousef Rashed S AlRashid	18,400	18,400	0	0%
YSG Family Trust	92,000	92,000	0	0%
Zachary Charlse	2,300	2,300	0	0%
Zack S Cherry and Ashlee L Cherry JTWROS	36,800	36,800	0	0%
Total	43,242,931	43,242,931	0	0%

1.	These stockholders are employees of Akkadian, an affiliate of the Adviser, or entities owned and/or controlled by such employees.

2.	These stockholders are officers and/or directors of the Fund.

3.	This entity is owned and/or controlled by Peter Smith, an officer of the Fund.

4.	These are stockholders who are immediate family members of officers and/or directors of the Fund or entities for which the beneficiary is an immediate family member of an officer and/or director of the Fund.

5.	This entity is owned and/or controlled by Lars Leckie, a director of the Fund.

6.	This entity is owned and/or controlled by Angela Stanley, an officer of the Fund.

7.	This entity is owned and/or controlled by Benjamin Black, a director and executive officer of the Fund.

8.	This entity is owned and/or controlled by Michael Dinsdale, a director and executive officer of the Fund.

9.	This entity is owned and/or controlled by Nicholas Earl, a director of the Fund.

10.	This entity is owned and/or controlled by Vivian Chow, a director of the Fund.

11.	As of February 2, 2026, this stockholder held more than 5% of the outstanding shares of the Fund.

12.	This entity is acting as the Fund’s financial advisor in connection with the Fund’s direct listing, as described in the section “Plan of Distribution.” This entity is also affiliated with Stifel Bank.

Shares of our common stock sold by the Selling Stockholders will generally be freely tradable. Sales of substantial amounts of our common stock, including by the Selling Stockholders, or the availability of such common stock for sale, whether or not sold, could adversely affect the prevailing market prices for our common stock.

PLAN OF DISTRIBUTION

The Selling Stockholders may, from time to time, sell any or all of their securities covered hereby on the Exchange or any other trading market, stock exchange or other trading facility on which the securities are traded or in private transactions. These sales may be at fixed or negotiated prices. The Selling Stockholders may use any one or more of the following methods when selling securities:

●	ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

●	block trades in which the broker-dealer will attempt to sell the securities as agent but may position and resell a portion of the block as principal to facilitate the transaction;

●	purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

●	an exchange distribution in accordance with the rules of the applicable exchange;

●	privately negotiated transactions;

●	distribution to employees, members, limited partners or stockholders of the Selling Stockholders;

●	in transactions through broker-dealers that agree with a Selling Stockholder to sell a specified number of such securities at a stipulated price per security;

●	through the writing or settlement of options or other hedging transactions, whether through an options exchange or otherwise;

●	a combination of any such methods of sale; or

●	any other method permitted pursuant to applicable law.

In addition, a Selling Stockholder that is an entity may elect to make a pro rata in-kind distribution of securities to its members, partners or stockholders pursuant to the registration statement of which this prospectus is a part by delivering a prospectus with a plan of distribution. Such members, partners or stockholders would thereby receive freely tradeable securities pursuant to the distribution through a registration statement. To the extent a distributee is an affiliate of ours (or to the extent otherwise required by law), we may, at our option, file a prospectus supplement in order to permit the distributees to use the prospectus to resell the securities acquired in the distribution.

Broker-dealers engaged by the Selling Stockholders may arrange for other brokers-dealers to participate in sales. Broker-dealers may receive commissions or discounts from the Selling Stockholders (or, if any broker-dealer acts as agent for the purchaser of securities, from the purchaser) in amounts to be negotiated, but, except as set forth in a supplement to this Prospectus, in the case of an agency transaction not in excess of a customary brokerage commission in compliance with FINRA Rule 2440; and in the case of a principal transaction a markup or markdown in compliance with FINRA IM-2440.

The Selling Stockholders and any broker-dealers or agents that are involved in selling the securities may be deemed to be “underwriters” within the meaning of the Securities Act in connection with such sales. In such event, any commissions received by such broker-dealers or agents and any profit on the resale of the securities purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act. We are requesting that the Selling Stockholders inform us that it does not have any written or oral agreement or understanding, directly or indirectly, with any person to distribute the securities. We will pay certain fees and expenses incurred by us incident to the registration of the securities.

If a Selling Stockholder is deemed to be an “underwriter” within the meaning of the Securities Act, it will be subject to the Prospectus delivery requirements of the Securities Act, including Rule 172 thereunder. In addition, any securities covered by this Prospectus which qualify for sale pursuant to Rule 144 under the Securities Act may be sold under Rule 144 rather than under this Prospectus. We are requesting that Selling Stockholders confirm that there is no underwriter or coordinating broker acting in connection with their proposed sale of the resale securities.

We intend to keep this Prospectus effective until all of the securities have been sold pursuant to this Prospectus or Rule 144 under the Securities Act or any other rule of similar effect. The resale securities will be sold only through registered or licensed brokers or dealers if required under applicable securities laws. In addition, in certain states, the resale securities covered hereby may not be sold unless they have been registered or qualified for sale in the applicable state or an exemption from the registration or qualification requirement is available and is complied with.

Under applicable rules and regulations under the Exchange Act, any person engaged in the distribution of the resale securities may not simultaneously engage in market making activities with respect to the Fund’s common stock for the applicable restricted period, as defined in Regulation M under the Exchange Act, prior to the commencement of the distribution. In addition, the Selling Stockholders will be subject to applicable provisions of the Exchange Act and the rules and regulations thereunder, including Regulation M, which may limit the timing of purchases and sales of our common stock by the Selling Stockholders or any other person. We will make copies of this Prospectus available to the Selling Stockholders and are informing the Selling Stockholders of the need to deliver a copy of this Prospectus to each purchaser at or prior to the time of the sale (including by compliance with Rule 172 under the Securities Act).

We have engaged Stifel as our financial advisor to advise and assist us with respect to certain matters relating to our listing. These matters include assisting us in defining our objectives with respect to the filing of the registration statement of which this prospectus forms a part, our preparation of the registration statement of which this prospectus forms a part, our preparation of investor communications and presentations in connection with investor education, and being available to consult with Nasdaq, including on the day that our shares of common stock are initially listed on the Nasdaq Global Market.

In addition, Stifel will determine when our shares of common stock are ready to trade and to approve proceeding with the opening of trading at the Current Reference Price (as defined below). However, the financial advisor has not been engaged to participate in investor meetings or to otherwise facilitate or coordinate price discovery activities or sales of our common stock in consultation with us, except as described herein.

On the day that our shares of common stock are initially listed on the Nasdaq Global Market, Nasdaq will begin accepting, but not executing, pre-opening buy and sell orders and will begin to continuously generate the indicative Current Reference Price on the basis of such accepted orders. During a 10-minute “Display Only” period, market participants may enter quotes and orders in common stock in Nasdaq’s systems and such information is disseminated, along with other indicative imbalance information, to Stifel and other market participants (including the other financial advisors) by Nasdaq on its NOII and BookViewer tools. Following the “Display Only” period, a “Pre-Launch” period begins, during which Stifel, in its capacity as our designated financial advisor to perform the functions under Nasdaq Rule 4120(c)(8), must notify Nasdaq that our shares are “ready to trade.” Once Stifel has notified Nasdaq that our shares of common stock are ready to trade, Nasdaq will calculate the Current Reference Price (as defined below) for our shares of common stock, in accordance with Nasdaq’s rules. If Stifel then approves proceeding at the Current Reference Price, Nasdaq will conduct price validation checks in accordance with Nasdaq rules. As part of conducting its price validation checks, Nasdaq may consult with Stifel and other market participants (including the other financial advisors). Upon completion of such price validation checks the applicable orders that have been entered will then be executed at such price and regular trading of our shares of common stock on the Nasdaq Global Market will commence.

Under Nasdaq’s rules, the “Current Reference Price” means: (i) the single price at which the maximum number of orders to buy or sell our shares of common stock can be matched; (ii) if more than one price exists under clause (i), then the price that minimizes the number of our shares of common stock for which orders cannot be matched; (iii) if more than one price exists under clause (ii), then the entered price (i.e. the specified price entered in an order by a customer to buy or sell) at which our shares of common stock will remain unmatched (i.e. will not be bought or sold); and (iv) if more than one price exists under clause (iii), a price determined by Nasdaq after consultation with Stifel. Stifel will exercise any consultation rights only to the extent that it may do so consistent with the anti-manipulation provisions of the federal securities laws, including Regulation M (to the extent applicable), or applicable relief granted thereunder. In determining the Current Reference Price, Nasdaq’s algorithms will match orders that have been entered into and accepted by Nasdaq’s system. This occurs with respect to a potential Current Reference Price when orders to buy shares of common stock at an entered bid price that is greater than or equal to such potential Current Reference Price are matched with orders to sell a like number of shares of common stock at an entered asking price that is less than or equal to such potential Current Reference Price.

To illustrate, as a hypothetical example of the calculation of the Current Reference Price, if Nasdaq’s algorithms matched all accepted orders as described above, and two limit orders remained — a limit order to buy 500 shares of common stock at an entered bid price of $10.01 per share and a limit order to sell 200 shares of common stock at an entered asking price of $10.00 per share — the Current Reference Price would be determined as follows:

●	Under clause (i), if the Current Reference Price is $10.00, then the maximum number of additional shares that can be matched is 200. If the Current Reference Price is $10.01, then the maximum number of additional shares that can be matched is also 200, which means that the same maximum number of additional shares would be matched at the price of either $10.00 or $10.01.

●	Because more than one price under clause (i) exists, under clause (ii), the Current Reference Price would be the price that minimizes the imbalance between orders to buy or sell (i.e. minimizes the number of shares that would remain unmatched at such price). Selecting either $10.00 or $10.01 as the Current Reference Price would create the same imbalance in the limit orders that cannot be matched, because at either price 300 shares would not be matched.

●	Because more than one price under clause (ii) exists, then under clause (iii), the Current Reference Price would be the entered price at which orders for shares of common stock at such entered price will remain unmatched. In such case, choosing $10.01 would cause 300 shares of the 500 share limit order with the entered price of $10.01 to remain unmatched, compared to choosing $10.00, where all 200 shares of the limit order with the entered price of $10.00 would be matched, and no shares at such entered price remain unmatched. Thus, Nasdaq would select $10.01 as the Current Reference Price because orders for shares at such entered price will remain unmatched.

The above example (including the prices) is provided solely by way of illustration.

Stifel, as the designated financial advisor under Nasdaq Rule 4120(c)(8), will determine when our shares of common stock are ready to trade and approve proceeding at the Current Reference Price primarily based on consideration of volume, timing, and price. In particular, Stifel will determine, based primarily on pre-opening buy and sell orders, when a reasonable amount of volume will cross on the opening trade such that sufficient price discovery has been made to open trading at the Current Reference Price. If Stifel does not approve proceeding at the Current Reference Price (for example, due to the absence of adequate pre-opening buy and sell interest), Stifel will request that Nasdaq delay the open until such a time that sufficient price discovery has been made to ensure a reasonable amount of volume crosses on the opening trade.

Similar to a Nasdaq-listed underwritten initial public offering, in connection with the listing of our shares of common stock, the financial advisors and buyers and sellers (or their brokers) who have subscribed will have access to the Nasdaq Stock Market’s Order Imbalance Indicator (sometimes referred to as the Net Order Imbalance Indicator), a widely available, subscription-based data feed, prior to submitting buy or sell orders. Nasdaq’s electronic trading platform simulates auctions every second to calculate a Current Reference Price, the number of shares that can be paired off the Current Reference Price, the number of shares that would remain unexecuted at the Current Reference Price and whether a buy-side or sell-side imbalance exists, or whether there is no imbalance, in order to disseminate that information continuously to buyers and sellers via the Order Imbalance Indicator data feed.

However, because this is not an underwritten initial public offering, there will be no “book building” process (i.e., an organized process pursuant to which buy and sell interest is coordinated in advance to some prescribed level – the “book”). Moreover, prior to the opening trade, there will not be a price at which underwriters initially sold shares of our common stock to the public as there would be in an underwritten initial public offering. This lack of an initial public offering price could impact the range of buy and sell orders collected by the Nasdaq Global Market from various broker-dealers. Consequently, the public price of our shares of common stock may be more volatile than in an underwritten initial public offering and could, upon listing on the Nasdaq Global Market, decline significantly and rapidly. See the section titled “Risk Factors—Risks Related to the Listing of Our Shares— Our stock price may be volatile, and could decline significantly and rapidly.”

In addition, in order to list on the Nasdaq Global Market, we are also required to have at least three registered and active market makers. We understand that any market-making, if commenced, may be discontinued at any time. Further, our financial advisors may assist interested registered stockholders with the establishment of brokerage accounts.

Lock-Up Provisions

In connection with the Fund’s direct listing on Nasdaq, each of the Fund’s stockholders have entered into lock-up agreements with the Fund pursuant to which the stockholders have agreed, subject to certain customary exceptions, not to sell, transfer, assign, pledge, hypothecate, or otherwise dispose of any shares of the Fund’s common stock (collectively, the “Lock-Up Shares”) for a period commencing on the date of commencement of trading of the Fund’s shares on Nasdaq (the “Listing Date”) and ending on the 180th calendar day following the Listing Date (the “Lock-Up Period”). The restrictions describe above are referred to as the “Lock-Up Restrictions”.

The Lock-Up Restrictions will be released in four tranches on the following dates after the Listing Date:

Day 0 (Listing Date): 25% of the Lock-Up Shares will be released from the Lock-Up Restrictions;

Day 30: an additional 20% of the Lock-Up Shares (for a cumulative total of 45% of the Lock-Up Shares) will be released from the Lock-Up Restrictions, subject to adjustment as described below;

Day 90: an additional 25% of the Lock-Up Shares (for a cumulative total of 70% of the Lock-Up Shares) will be released from the Lock-Up Restrictions, subject to adjustment as described below; and

Day 180: the remaining 30% of the Lock-Up Shares (for a cumulative total of 100% of the Lock-Up Shares) will be released from the Lock-Up Restrictions, and all Lock-Up Restrictions under this agreement will terminate.

The releases on Day 30 and Day 90 are subject to adjustment pursuant to the following objective, pre-determined, market-based formulas:

If the average of the official Nasdaq closing price per share of the Shares for the 10 consecutive trading days ending five trading days prior to the scheduled Day 30 release or Day 90 release, as applicable, exceeds 400% of the Fund’s most recently published net asset value (“NAV”) per Share, then the (a) applicable Day 30 release or Day 90 release will be increased by 5% of the Lock-Up Shares and (b) subsequent applicable release dates will be reduced by the same number of Shares.

If the average of the official Nasdaq closing price per share of the Shares for the 10 consecutive trading days ending five trading days prior to the scheduled Day 30 release or Day 90 release, as applicable, is less than or equal to 200% of the Fund’s most recently published NAV per share, then the (a) applicable Day 30 release or Day 90 release will be reduced by 5% of the Lock-Up Shares and (b) subsequent applicable release dates will be increased by the same number of shares.

In addition, if at any time between the Listing Date and Day 30, the Fund’s market capitalization (calculated as the official Nasdaq closing price multiplied by the number of Shares outstanding) equals or exceeds 400% of NAV for five consecutive trading days, an additional 5% of the Lock-Up Shares will be released from the Lock-Up Restrictions on the fifth trading day after such threshold is met.

All adjustments will be calculated automatically by the Fund based on publicly available market and NAV data, without discretionary modification.

In addition to the lock-up provisions noted above, certain stockholders of the Fund who are employees of the Adviser or its affiliates have entered into additional lock up agreements that prohibit those individuals from (1) selling any shares before Day 90, and (2) selling more than 10% of their shares between Day 91 and Day 180.

The Lock-Up Restrictions shall not apply to (i) transfers of Lock-Up Shares to affiliates of the stockholders and (ii) transfers of Lock-Up Shares for bona fide estate planning purposes; provided that in each case the transferee or pledgee agrees in writing with the Fund to be bound by the terms of this agreement for the remainder of the Lock-Up Period.

DESCRIPTION OF OUR CAPITAL STOCK

The following description is based on relevant portions of the Maryland General Corporation Law (the “MGCL”) and on our Articles of Incorporation (the “Charter”) and our Bylaws (“Bylaws”). This summary may not contain all of the information that is important to you, and we refer you to the MGCL and our Charter and Bylaws for a more detailed description of the provisions summarized below.

General

Under the terms of our Charter, our authorized capital stock consists of 950,000,000 shares of common stock, par value $0.001 per share, and no shares of preferred stock. There are no outstanding options or warrants to purchase our stock. Under Maryland law, our stockholders generally are not personally liable for our debts or obligations. Under our Charter, the Board is authorized to classify and reclassify any unissued shares of stock into other classes or series of stock and authorize the issuance of the shares of stock without obtaining stockholder approval. As permitted by the MGCL, our Charter provides that the Board, without any action by our stockholders, may amend the Charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue.

The following presents our outstanding classes of securities as of February 2, 2026:

Title of Class	Amount Authorized	Amount Held by Us or for Our Account	Amount Outstanding Exclusive of Amount Held by Us or for Our Account
Common Stock	950,000,000	—	43,242,931

Common Stock

All shares of our common stock will have equal rights as to earnings, assets, voting, and distributions and other distributions and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by the Board and declared by us out of funds legally available therefor. The shares of our common stock have no preemptive, exchange, conversion or redemption rights and are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of our liquidation, dissolution or winding up, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of Directors. Except as provided with respect to any other class or series of stock, the holders of our common stock possess exclusive voting power.

Preferred Stock

Our charter authorizes our Board to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock. The cost of any such reclassification would be borne by our existing common stockholders. Prior to issuance of shares of each class or series, our Board is required by Maryland law and by our charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, our Board could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. You should note, however, that any issuance of preferred stock must comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (1) immediately after issuance and before any dividend or other distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of our gross assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock are in arrears by two full years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions. However, we do not currently have any plans to issue preferred stock.

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Our Charter contains such a provision which eliminates Directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

Our Charter authorizes us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former Director or officer or any individual who, while serving as our Director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. Our Bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former Director or officer or any individual who, while serving as our Director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in that capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. Our Bylaws also provide that, to the maximum extent permitted by Maryland law, with the approval of the Board and provided that certain conditions described in our Bylaws are met, we may pay certain expenses incurred by any such indemnified person in advance of the final disposition of a proceeding upon receipt of an undertaking by or on behalf of such indemnified person to repay amounts we have so paid if it is ultimately determined that indemnification of such expenses is not authorized under our Bylaws. In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Maryland law requires a corporation (unless its charter provides otherwise, which our Charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received unless, in either, case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer in advance of final disposition of a proceeding upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

Our insurance policy does not currently provide coverage for claims, liabilities and expenses that may arise out of activities that our present or former Directors or officers have performed for another entity at our request. There is no assurance that such entities will in fact carry such insurance. However, we note that we do not expect to request our present or former Directors or officers to serve another entity as a director, officer, partner or trustee unless we can obtain insurance providing coverage for such persons for any claims, liabilities or expenses that may arise out of their activities while serving in such capacities.

Certain Provisions of the MGCL and Our Charter and Bylaws; Anti-Takeover Measures

The MGCL and our Charter and Bylaws contain provisions that could make it more difficult for a potential acquirer to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with the Board. These measures may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of our stockholders. These provisions could have the effect of depriving stockholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control over us. Such attempts could have the effect of increasing our expenses and disrupting our normal operations. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms. Our Board has considered these provisions and has determined that the provisions are in the best interests of us and our stockholders generally.

Classified Board of Directors

The Board is divided into three classes of Directors serving staggered three-year terms. Directors of each class are elected to serve for three-year terms and until their successors are duly elected and qualify and each year one class of Directors is elected by the stockholders. A classified board may render a change in control of us or removal of our incumbent management more difficult. We believe, however, that the longer time required to elect a majority of a classified Board will help to ensure the continuity and stability of our management and policies.

Election of Directors

Our Bylaws provide that, subject to the special rights of the holders of any class or series of preferred stock to elect directors, each Director is elected by a plurality of the votes cast with respect to such Director’s election. There is no cumulative voting in the election of Directors. Pursuant to our Charter, the Board may amend the Bylaws to alter the vote required to elect Directors.

Number of Directors; Vacancies; Removal

Our Charter provides that the number of Directors will be set by the Board in accordance with our Bylaws. Our Bylaws provide that a majority of our entire Board may at any time increase or decrease the number of Directors, provided however, that the number of Directors may never be less than one nor more than nine. Our Bylaws provide that, except as may be provided by the Board in setting the terms of any class or series of preferred stock, any and all vacancies on the Board may be filled only by the affirmative vote of a majority of the remaining Directors in office, even if the remaining Directors do not constitute a quorum, and any Director elected to fill a vacancy will serve for the remainder of the full term of the class in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.

Our Charter provides that a Director may be removed only for cause, as defined in our Charter, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of Directors.

Action by Stockholders

Under the MGCL, stockholder action can be taken only at an annual or special meeting of stockholders or by unanimous written consent in lieu of a meeting (unless the charter provides for stockholder action by less than unanimous written consent, which our Charter does not). These provisions, combined with the requirements of our Bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal indefinitely.

The presence in person or by proxy of the holders of one-third of the votes entitled to be cast (without regard to class) shall constitute a quorum at any meeting of stockholders, except with respect to any such matter that, under applicable statutes or regulatory requirements or the Charter, requires approval by a separate vote of one or more classes or series of stock, in which case the presence in person or by proxy of the holders of shares entitled to cast a majority of the votes entitled to be cast by such classes or series on such a matter shall constitute a quorum.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals

Our Bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the Board and the proposal of business to be considered by stockholders may be made only (1) pursuant to our notice of the meeting, (2) by the Board or (3) by a stockholder who is entitled to vote at the meeting, who has complied with the advance notice procedures of our Bylaws and who is a stockholder of record at the time of the annual meeting and at the time of giving notice pursuant to the advance notice procedures of our Bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the Board at a special meeting may be made only (1) pursuant to our notice of the meeting, (2) by the Board or (3) provided that the Board has determined that Directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting, who has complied with the advance notice provisions of the Bylaws and who is a stockholder of record at the time of the special meeting and at the time of giving notice pursuant to the advance notice procedures of our Bylaws.

The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford the Board a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by the Board, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our Bylaws do not give the Board any power to disapprove stockholder nominations for the election of Directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of Directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third-party from conducting a solicitation of proxies to elect its own slate of Directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

Calling of Special Meetings of Stockholders

Our Bylaws provide that special meetings of stockholders may be called by the Board and certain of our officers. Additionally, our Bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by the secretary of the corporation upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.

Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws

Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Our Charter generally provides for approval of charter amendments and extraordinary transactions by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. Our Charter also provides that certain charter amendments, any proposal for our conversion, whether by charter amendment, merger or otherwise, from a closed-end company to an open-end company and any proposal for our liquidation or dissolution requires the approval of the stockholders entitled to cast at least 80% of the votes entitled to be cast on such matter. However, if such amendment or proposal is approved by a majority or more of our continuing directors (in addition to approval by the Board), such amendment or proposal may be approved by a majority of the votes entitled to be cast on such a matter. The “continuing directors” are defined in our Charter as (1) our current Directors, (2) those Directors whose nomination for election by the stockholders or whose election by the Directors to fill vacancies is approved by a majority of our current Directors then on the Board or (3) any successor Directors whose nomination for election by the stockholders or whose election by the Directors to fill vacancies is approved by a majority of continuing directors or the successor continuing directors then in office.

Our Charter and Bylaws provide that the Board will have the exclusive power to adopt, alter, amend or repeal any provision of our Bylaws and to make new Bylaws.

No Appraisal Rights

Except with respect to appraisal rights arising in connection with the Maryland Control Share Acquisition Act discussed below, as permitted by the MGCL, our Charter provides that stockholders will not be entitled to exercise appraisal rights unless a majority of the Board determines such rights apply.

Control Share Acquisitions

The MGCL allows closed-end funds to opt into the Maryland’s control share statute (the “Control Share Acquisition Act”), which allows a corporation to limit the voting rights of shares acquired by certain large stockholders. We have not opted into, and do not expect to opt into, the Control Share Acquisition Act unless the Board determines (which it presently has not) that doing so is not inconsistent with the 1940 Act. However, the Board may adopt a resolution at any time choosing to opt into and make us subject to, the Control Share Acquisition Act. Important provisions of the Control Share Acquisition Act, which would apply if the Fund opted to be subject to the act, are described below.

The Control Share Acquisition Act provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter. Shares owned by the acquiror, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquiror or in respect of which the acquiror is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquiror to exercise voting power in electing directors within one of the following ranges of voting power:

●	one-tenth or more but less than one-third;

●	one-third or more but less than a majority; or

●	a majority or more of all voting power.

The requisite stockholder approval must be obtained each time an acquiror crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of control shares, subject to certain exceptions.

A person who has made or proposes to make a control share acquisition may compel the board of directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.

If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may redeem for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to redeem control shares is subject to certain conditions and limitations. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquirer or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholders meeting and the acquirer becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquirer in the control share acquisition.

Potentially inhibiting a closed-end investment company’s ability to utilize the Control Share Acquisition Act is Section 18(i) of the 1940 Act which provides that “every share of stock .. . . issued by a registered management company . . . shall be a voting stock and have equal voting rights with every other outstanding voting stock,” thereby preventing the Fund from issuing a class of shares with voting rights that vary within that class. There are currently different views, however, on whether or not the Control Share Acquisition Act conflicts with Section 18(i) of the 1940 Act. One view is that implementation of the Control Share Acquisition Act would conflict with the 1940 Act because it would deprive certain shares of their voting rights. Another view is that implementation of the Control Share Acquisition Act would not conflict with the 1940 Act because it would limit the voting rights of shareholders who choose to acquire shares of stock that put them within the specified percentages of ownership rather than limiting the voting rights of the shares themselves. The Control Share Acquisition Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of the corporation.

A November 15, 2010 letter from the staff of the SEC’s Division of Investment Management took the position that a closed-end fund, by opting in to the Control Share Acquisition Act, would be acting in a manner inconsistent with Section 18(i) of the 1940 Act. However, on May 27, 2020, the staff of the SEC’s Division of Investment Management published an updated statement (the “2020 Control Share Statute Relief”) withdrawing the November 15, 2010 letter and replacing it with a new no-action position allowing a closed-end fund under Section 18(i) to opt-in to the Control Share Acquisition Act, provided that the decision to do so was taken with reasonable care in light of (1) the board’s fiduciary duties, (2) applicable federal and state law, and (3) the particular facts and circumstances surrounding the action. The 2020 Control Share Statute Relief reflects only the enforcement position of the Staff and is not binding on the SEC or any court. Recent federal court decisions, however, have found that an opt into the Maryland Control Share Acquisition Act violates the 1940 Act.

Business Combinations

Under Maryland law, “business combinations” between a corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder (the “Business Combination Act”). These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

●	any person who beneficially owns 10% or more of the voting power of the corporation’s outstanding voting stock; or

●	an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then outstanding voting stock of the corporation.

A person is not an interested stockholder under this statute if the Board approved in advance the transaction by which the stockholder otherwise would have become an interested stockholder. However, in approving a transaction, the Board may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the Board.

After the five-year prohibition, any business combination between the corporation and an interested stockholder generally must be recommended by the Board of the corporation and approved by the affirmative vote of at least:

●	80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

●	two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

These super-majority vote requirements do not apply if the corporation’s common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.

The statute permits various exemptions from its provisions, including business combinations that are exempted by the Board before the time that the interested stockholder becomes an interested stockholder. The Board has adopted a resolution that any business combination between us and any other person is exempted from the provisions of the Business Combination Act, provided that the business combination is first approved by the Board, including a majority of the Directors who are not interested persons as defined in the 1940 Act. This resolution may be altered or repealed in whole or in part at any time. However, the Board will adopt resolutions so as to make us subject to the provisions of the Business Combination Act only if the Board determines that it would be in our best interests and if the SEC staff does not object to our determination that our being subject to the Business Combination Act does not conflict with the 1940 Act. If this resolution is repealed, or the Board does not otherwise approve a business combination, the statute may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer.

Conflict with the 1940 Act

If and to the extent that any provision of the MGCL, including the Control Share Acquisition Act (if we amend our Bylaws to be subject to such Act) and the Business Combination Act, or any provision of our Charter or Bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

Exclusive Forum

Our Charter requires that, unless we consent in writing to the selection of an alternative forum, the Circuit Court for Baltimore City (or, if that Court does not have jurisdiction, the United States District Court for the District of Maryland, Northern Division) shall be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Fund (ii) any action asserting a claim of breach of any standard of conduct or legal duty owed by any of the Fund’s Director, officer or other agent to the Fund or to its stockholders, (iii) any action asserting a claim arising pursuant to any provision of the MGCL or the Charter or the Bylaws (as either may be amended from time to time), or (iv) any action asserting a claim governed by the internal affairs doctrine. This exclusive forum selection provision in our Charter does not apply to claims arising under the federal securities laws, including the Securities Act and the Exchange Act.

There is uncertainty as to whether a court would enforce such a provision, and investors cannot waive compliance with the federal securities laws and the rules and regulations thereunder. In addition, this provision may increase costs for stockholders in bringing a claim against us or our Directors, officers or other agents. Any investor purchasing or otherwise acquiring our shares is deemed to have notice of and consented to the foregoing provision.

The exclusive forum selection provision in our Charter may limit our stockholders’ ability to obtain a favorable judicial forum for disputes with us or our Directors, officers or other agents, which may discourage lawsuits against us and such persons. It is also possible that, notwithstanding such exclusive forum selection provision, a court could rule that such provision is inapplicable or unenforceable.

REGULATION AS A CLOSED-END FUND

We are a non-diversified, closed-end management investment company that has registered as an investment company under the 1940 Act. As a registered closed-end management investment company, we are subject to regulation under the 1940 Act. Under the 1940 Act, unless authorized by vote of a majority of the outstanding voting securities, we may not:

●	change our classification to an open-end management investment company;

●	except in each case in accordance with our policies with respect thereto set forth in the SAI and the Prospectus, borrow funds, issue senior securities, underwrite securities issued by other persons, purchase or sell real estate or commodities or make loans to other persons;

●	deviate from any policy in respect of concentration of investments in any particular industry or group of industries as recited in the SAI and the Prospectus, deviate from any investment policy which is changeable only if authorized by stockholder vote under the 1940 Act, or deviate from any fundamental policy recited in its registration statement in accordance with the requirements of the 1940 Act; or

●	change the nature of our business so as to cease to be an investment company.

A majority of the outstanding voting securities of a company is defined under the 1940 Act as the lesser of: (a) 67% or more of such company’s voting securities present at a meeting if more than 50% of the outstanding voting securities of such company are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of such company.

A majority of our Directors must be persons who are not interested persons, as that term is defined in the 1940 Act. Additionally, we are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect the closed-end management investment company. Furthermore, as a registered closed-end management investment company, we are prohibited from protecting any Director or officer against any liability to us or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office. We are also prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of the SEC.

As a registered closed-end management investment company, we are generally required to meet an asset coverage ratio with respect to our outstanding senior securities representing indebtedness, defined under the 1940 Act as the ratio of our gross assets (less all liabilities and indebtedness not represented by senior securities) to our outstanding senior securities representing indebtedness, of at least 300% after each issuance of senior securities representing indebtedness. In addition, we are generally required to meet an asset coverage ratio with respect to our outstanding preferred shares, as defined under the 1940 Act as the ratio of our gross assets (less all liabilities and indebtedness not represented by senior securities) to our outstanding senior securities representing indebtedness, plus the aggregate involuntary liquidation preference of our outstanding preferred shares, of at least 200% immediately after each issuance of such preferred shares. We are also prohibited from issuing or selling any senior security if, immediately after such issuance, we would have outstanding more than (i) one class of senior security representing indebtedness, exclusive of any promissory notes or other evidences of indebtedness issued in consideration of any loan, extension, or renewal thereof, made by a bank or other person and privately arranged, and not intended to be publicly distributed, or (ii) one class of senior security which is equity, except that in each case any such class of indebtedness or equity may be issued in one or more series.

We are generally not able to issue and sell our shares at a price below the then-current NAV per share. We may, however, sell our shares at a price below the then-current NAV of our shares if the Board determines that such sale is in our best interests and the best interests of our stockholders, and our stockholders approve such sale. In addition, we may generally issue new shares at a price below NAV in rights offerings to existing stockholders, in payment of distributions and in certain other limited circumstances.

As a registered closed-end management investment company, we are subject to certain risks and uncertainties. See “Risk Factors — Risks Related to Our Business and Structure.”

Senior Securities

We may borrow funds to make investments. Although we do not expect to do so, we may also borrow funds, consistent with the limitations of the 1940 Act, in order to make the distributions required to maintain our status as a RIC under Subchapter M of the Code. We are permitted, under specified conditions, to issue one class of indebtedness and one class of equity senior to the shares offered hereby if our asset coverage with respect thereto, as defined in the 1940 Act, is at least equal to 300% immediately after such issuance of senior securities representing indebtedness, and 200% immediately after each issuance of senior securities which are shares of beneficial interest. We are also permitted to issue promissory notes or other evidences of indebtedness in consideration of a loan, extension, or renewal thereof, made by a bank or other person and privately arranged, and not intended to be publicly distributed, provided that our asset coverage with respect to our outstanding senior securities representing indebtedness is at least equal to 300% immediately thereafter. In addition, while any senior securities remain outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our gross assets for temporary or emergency purposes without regard to asset coverage.

Compliance Policies and Procedures

We and our Adviser have adopted and implemented written policies and procedures reasonably designed to prevent violation of the federal securities laws and are required to review these compliance policies and procedures annually for their adequacy and the effectiveness of their implementation. Our chief compliance officer is responsible for administering these policies and procedures.

Other

We will be periodically examined by the SEC for compliance with the 1940 Act.

We are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. We are prohibited from protecting any Director or officer against any liability to us or our stockholders arising from willful misconduct, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

Sarbanes-Oxley Act of 2002

The Sarbanes-Oxley Act of 2002 imposes a wide variety of regulatory requirements on publicly-held companies and their insiders. Many of these requirements affect us. For example:

●	pursuant to Rule 30a-2 of the 1940 Act, our chief executive officer and chief financial officer must certify the accuracy of the financial statements contained in our periodic reports;

●	pursuant to Item 16 of Form N-CSR, our periodic reports must disclose our conclusions about the effectiveness of our disclosure controls and procedures; and

●	pursuant to Item 16 of Form N-CSR, our periodic reports must disclose whether there were significant changes in our internal controls over financial reporting or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

The Sarbanes-Oxley Act requires us to review our current policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the regulations promulgated thereunder. We will continue to monitor our compliance with all regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we are in compliance therewith.

CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR

Our securities, including those held by any of our wholly-owned subsidiaries, are held by U.S. Bank National Association pursuant to a custodian agreement. The principal business address of U.S. Bank National Association is 5065 Wooster Road, Cincinnati, Ohio 45226. Continental Stock Transfer & Trust Company serves as our transfer agent, distribution paying agent and registrar. The principal business address of Continental Stock Transfer and Trust Company is 1 State Street, Floor 30, New York, New York 10004-1561.

LEGAL MATTERS

Eversheds Sutherland (US) LLP, located at 700 Sixth Street, N.W., Suite 700, Washington, DC 20001, serves as our legal counsel. Certain legal matters regarding the validity of the shares offered hereby will be passed upon for us by Miles & Stockbridge, located at 100 Light Street, Baltimore, MD 21202.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP, whose principal business address is located at Aon Center, Suite 5500, 200 E. Randolph Street, Chicago, IL 60601-6436, serves as the Fund’s independent registered public accounting firm, providing audit services and review of certain documents to be filed with the SEC.

AVAILABLE INFORMATION

We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to the shares of our common stock offered by this Prospectus. The registration statement contains additional information about us and the shares of our common stock being offered by this Prospectus.

We file with or submit to the SEC annual, semi-annual, and monthly reports, proxy statements and other information meeting the informational requirements of the Exchange Act and the 1940 Act. The SEC maintains an internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC which are available on the SEC’s website at http://www.sec.gov. This information will also be available free of charge by contacting us by telephone at (707) 653-6892, or on our website at www.pwrl.com.

NOTICE OF PRIVACY POLICY AND PRACTICES

PRIVACY NOTICE

FACTS	WHAT DOES POWERLAW CORP. (THE “FUND”) DO WITH YOUR PERSONAL INFORMATION?
WHY?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
WHAT?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

●        Social security number

●        Income

●        Assets

●        Risk tolerance

●        Wire transfer instructions

●        Transaction history

When you are no longer our customer, we continue to share information about you as described in this notice.

HOW?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Fund Share?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your accounts(s) or respond to court orders and legal investigations.	Yes	No
For our marketing purposes - to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For non-affiliates to market to you	No	We don’t share
Questions?	Call: (707) 653-6892 or go to www.pwrl.com

Page 2
Who we are
Who is providing this notice?	● Powerlaw Corp.
What we do
How does the Fund protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does the Fund collect my personal information?

We collect your personal information, for example, when you

1.       Enter into an investment advisory contract

2.       Seek financial advice

3.       Make deposits or withdrawals from your account

4.       Tell us about your investment or retirement portfolio

5.       Give us your employment history

We may also collect your personal information from others, such as credit bureaus, affiliates or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

1.      sharing for affiliates’ everyday business purposes—information about your creditworthiness

2.       affiliates from using your information to market to you

3.       sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

What happens when I limit sharing for an account I hold jointly with someone else?	Your choices will apply to everyone on your account - unless you tell us otherwise.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Our affiliates include companies with a common corporate identity.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● The Fund does not share with non-affiliates so they can market to you
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● The Fund does not jointly market.

Powerlaw Corp.

43,242,931 Shares of Common Stock

_________, 2026

PRELIMINARY PROSPECTUS

All dealers that buy, sell or trade the Fund’s shares, whether or not participating in this offering, may be required to deliver a Prospectus when acting on behalf of the Fund.

You should rely only on the information contained in or incorporated by reference into this Prospectus. The Fund has not authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted.

The information in this preliminary statement of additional information is not complete and may be changed. We may not sell these securities until the registration statement filed with the U.S. Securities and Exchange Commission is effective. This preliminary statement of additional information is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED FEBRUARY 9, 2026

Powerlaw Corp.

43,242,931 Shares of Common Stock

STATEMENT OF ADDITIONAL INFORMATION

_____, 2026

Powerlaw Corp. (the “Fund”) is a non-diversified, closed-end management investment company with a limited operating history. This Statement of Additional Information (“SAI”) relating to shares of common stock does not constitute a prospectus, but should be read in conjunction with the prospectus relating thereto dated _______, 2026. This SAI, which is not a prospectus, does not include all information that a prospective investor should consider before purchasing common shares, and investors should obtain and read the prospectus prior to purchasing such shares. A copy of the prospectus may be obtained without charge by calling (707) 653-6892. You may also obtain a copy of the prospectus on the Securities and Exchange Commission’s (the “SEC”) website (http://www.sec.gov). Capitalized terms used but not defined in this SAI have the meanings ascribed to them in the prospectus.

References to the Investment Company Act of 1940, as amended (the “1940 Act”), or other applicable law, include any rules promulgated thereunder and any guidance, interpretations or modifications by the SEC, SEC staffer or other authority with appropriate jurisdiction, including court interpretations, and exemptive, no-action or other relief or permission from the SEC, SEC staff or other authority.

INVESTMENT OBJECTIVE AND POLICIES

Investment Restrictions

Our investment objective and our investment policies and strategies described in our prospectus, except for the seven investment restrictions designated as fundamental policies under this caption, are not fundamental and may be changed by the Board without stockholder approval.

As referred to above, the following seven investment restrictions are designated as fundamental policies and as such cannot be changed without the approval of the holders of a majority of our outstanding voting securities:

1.	We may not borrow money, except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction;

2.	We may not engage in the business of underwriting securities issued by others, except to the extent that we may be deemed to be an underwriter in connection with the disposition of portfolio securities;

3.	We may not purchase or sell physical commodities or contracts for the purchase or sale of physical commodities. Physical commodities do not include futures contracts with respect to securities, securities indices, currency or other financial instruments;

4.	We may not purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that we reserve freedom of action to hold and to sell real estate acquired as a result of our ownership of securities;

5.	We may not make loans, except to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction;

6.	We may not issue senior securities, except to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, the SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction; and

7.	We may not invest in any security if as a result of such investment, 25% or more of the value of our total assets, taken at market value at the time of each investment, are in the securities of issuers in any particular industry or group of industries, except that we will invest more than 25% of the value of our total assets in companies operating in one or more industries within the technology group of industries. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities and tax-exempt securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

The latter part of certain of our fundamental investment restrictions (i.e., the references to “except to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, the SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction”) provides us with flexibility to change our limitations in connection with changes in applicable law, rules, regulations or exemptive relief. The language used in these restrictions provides the necessary flexibility to allow our Board to respond efficiently to these kinds of developments without the delay and expense of a stockholder meeting.

Whenever an investment policy or investment restriction states a maximum percentage of assets that may be invested in any security or other asset or describes a policy regarding quality standards, such percentage limitation or standard shall be determined immediately after and as a result of our acquisition of such security or asset. Accordingly, any later increase or decrease resulting from a change in values, assets or other circumstances or any subsequent rating change made by a rating agency (or as determined by the Adviser if the security is not rated by a rating agency) will not compel us to dispose of such security or other asset. Notwithstanding the foregoing, we must always be in compliance with the borrowing policies set forth above.

MANAGEMENT OF THE COMPANY

Our Board of Directors and Officers

Board Composition

Our Board consists of five members. The Board is divided into three classes, with the members of each class serving staggered, three-year terms; however, the initial members of the three classes have initial terms of one, two and three years, respectively. The term of our Class I Directors will expire at the 2026 annual meeting of stockholders; the term of any Class II Director will expire at the 2027 annual meeting of stockholders; and the terms of our Class III Directors will expire at the 2028 annual meeting of stockholders.

Lars Leckie serves as a Class I Director (with a term expiring in 2026); Michael Dinsdale and Nicholas Earl serve as Class II Directors (with terms expiring 2027); Ben Black and Vivian Chow serve as Class III Directors (with terms expiring in 2028).

A majority of the Board consists of Directors who are not “interested persons” of the Fund, of the Adviser, or of any of their respective affiliates, as defined in Section 2(a)(19) of the 1940 Act (“Independent Directors”).

Consistent with these considerations, after review of all relevant transactions and relationships between each Director, or any of his or her family members, and the Fund, the Adviser, or of any of their respective affiliates, the Board has determined that Vivian Chow, Nicholas Earl, and Lars Leckie each qualify as Independent Directors. Each Director who serves on the Audit Committee is an “independent director” for purposes of Rule 10A-3 under the Exchange Act.

Directors and Officers

The following tables provide information regarding each of our Directors and Officers.

Independent Directors

Name, Address*, Year of Birth	Position(s) with the Fund, Term and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During Past 5 Years
Nicholas Earl 1966	Director, Term Expires 2027, Since 2025	CEO & President, Glu Mobile LLC (2016-2021), Advisor, AviaGames, Inc. (Avia) (since 2022)	1	Board Member, SciPlay Corp. (2022-2023), Board Member, Glu Mobile LLC (2016-2021)
Vivian Chow 1966	Director (Chair), Term Expires 2028, Since 2025	Board Member, LiveRamp Holdings, Inc. (since 2020); SVP, Strategic Execution & Operations, DocuSign, Inc. (2021 – 2022); Chief Accounting Officer, DocuSign, Inc. (2013-2021)	1	Board Member, Plum Acquisition Corp. I (2023-2024); Board Member, LiveRamp Holdings, Inc. (since 2020)
Lars Leckie 1973	Director, Term Expires 2026, Since 2025	Managing Director, Aspenwood Ventures (since 2021); Managing Director, Hummer Winblad Venture Partners, LP (since 2005)	1	Board Member, DefectDojo, Inc. (since 2024); Board Member, Ethyca, Inc. (since 2024); Board Member, Amberdata, Inc. (since 2017); Board Member, Aria Systems, Inc. (since 2007); Board Member, TidalScale, Inc. (2013-2023); Board Member, NeuVector, Inc. (2017-2021); Board Member, InsideSales.com, Inc. (2011-2021)

*The address of each Independent Director is c/o Powerlaw Corp., 631 Folsom Street, Ste A & B, San Francisco, California, 94107-3850 unless otherwise noted.

Interested Directors

Name, Address*, Year of Birth	Position(s) with the Fund, Term and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During Past 5 Years
Benjamin Black** 1969	Director, Term Expires 2028, Since 2025; Chief Investment Officer, Indefinite, Since 2025	Co-Founder and Managing Director, Akkadian (since 2011)	1	None
Michael Dinsdale** 1972	Director, Term Expires 2027, Since 2025; Chief Executive Officer, Indefinite, Since 2025	Managing Director, Akkadian (since 2021); Chief Financial Officer, Gusto, Inc. (2017 – 2020); Chief Financial Officer, DocuSign, Inc. (2010-2016).	1	Board Member, Plum Acquisition Corp. I (2021-2024)

*The address of each Interested Director is c/o Powerlaw Corp., 631 Folsom Street, Ste A & B, San Francisco, California, 94107-3850 unless otherwise noted.

**Mr. Black and Mr. Dinsdale are interested directors because of their positions with (i) Akkadian, an affiliate of the Adviser, and (ii) the Adviser.

Officers who are not Directors

Name, Address*, Year of Birth	Position(s) with the Fund, Term and Length of Time Served	Principal Occupation(s) During Past 5 Years
Peter Smith 1971	Chief Compliance Officer and President, Indefinite, Since 2025	Co-Founder and Managing Director, Akkadian (since 2011)
Angela Stanley 1978	Chief Operating Officer and Secretary, Indefinite, Since 2025	Chief Operating Officer and Partner, Akkadian (since 2024); Head of Investor Relations, Delta-V Capital, LLC (2023-2024); Co-Founder and Managing Partner, Harpeth Capital, LLC (2012-2022)
Tracy Hogan 1970	Chief Financial Officer and Treasurer, Indefinite, Since 2025	Chief Financial Officer and Partner, Institutional Venture Partners (IVP) (2015-2024)

*The address of each such officer is c/o Powerlaw Corp., 631 Folsom Street, Ste A & B, San Francisco, California, 94107-3850, unless otherwise noted.

Biographical Information

Brief biographies of our Directors are set forth below. Also included below following each biography is a brief discussion of the specific experience, qualifications, attributes or skills that led our Board to conclude that the applicable Director should serve on our Board at this time.

Benjamin Black

Benjamin Black is the Co-Founder and Managing Director of Akkadian and a 20-year private equity veteran.

In addition, Mr. Black is the Co-Founder of the RAISE Global Summit, which has grown into a premier launchpad for emerging venture capital funds.

Prior to Akkadian, Mr. Black co-founded New Cycle Capital to bring socially responsible investing to sectors like clean energy and social finance. He started his private equity career on the investment teams at Maveron and Rosewood Capital, where he focused on branded consumer products and services. Prior to his private equity career, Mr. Black was a member of the founding team of Harris Interactive.

Mr. Black holds a BA and JD from Cornell University.

Mr. Black’s extensive experience in venture capital and private equity, including as a managing director and founder of various firms, makes him qualified to serve on the Board.

Michael Dinsdale

Michael Dinsdale is a Managing Director at Akkadian. For over 20 years, Mr. Dinsdale has embodied the “modern unicorn” CFO, with strategic expertise in building high-growth international companies that consistently exceed growth targets.

Prior to Akkadian, Mr. Dinsdale was the Chief Financial Officer of the following three market-leading software companies that generated an aggregate of over $80 billion in value and for which he successfully secured an aggregate of over $2 billion in financing. He previously served on the Board of Directors for WildAid (non-profit).

Mr. Dinsdale holds a BS in engineering from the University of Western Ontario, an MBA from McMaster University, and the CFA designation. He competed on the Canadian National Sailing Team in the 1996 Olympic trials.

Mr. Dinsdale’s finance expertise and his experience as a CFO of multiple companies makes him qualified to serve on the Board.

Vivian Chow

Vivian Chow spent eight years as SVP Chief Accounting Officer at DocuSign (NASDAQ: DOCU), a cloud-based platform for electronic signatures. While there, she was responsible for accounting, sales compensation, internal audit, tax and treasury.

Prior to joining DocuSign in 2013, Ms. Chow served five years as VP of Finance Worldwide Controller at Electronic Arts Inc. (NASDAQ: EA), a leading publisher of video games. Prior to Electronic Arts, she held VP and Corporate Controller positions at companies in the retail, medical device and financial services industries.

Ms. Chow started her career in public accounting at Arthur Andersen & Co., a public accounting partnership. She is an inactive Certified Public Accountant in the State of California.

Ms. Chow holds a BS in Accounting from Lehigh University. She is a Board Member of LiveRamp (NYSE: RAMP), a data collaboration platform for consumer data.

Ms. Chow’s extensive accounting and finance background and her executive experience, including serving as a chief accounting officer and controller, make her qualified to serve on the Board.

Nicholas Earl

Nicholas Earl is a 29-year game industry veteran. He served as Glu Mobile’s President and CEO and held a seat on the company’s Board of Directors. In 2021, Electronic Arts purchased Glu Mobile for $2.4 billion, the 7th largest acquisition in video gaming history.

Prior to Glu, Mr. Earl was President of Worldwide Studios at Kabam, presiding over such games as Marvel: Contest of Champions. Mr. Earl served as SVP of EA Mobile at Electronic Arts, overseeing hits such as The Simpsons: Tapped Out, The Sims FreePlay and Real Racing 3. While there, he also led the company’s transition from the premium to freemium model.

Prior to EA Mobile, Mr. Earl was SVP of EA Games launching such console and PC franchises as Knockout Kings, James Bond, Tiger Woods PGA Tour, The Godfather, The Sims, The Simpsons, Lord of the Rings and Dead Space.

Mr. Earl holds a BA in Economics from the University of California, Berkeley. He served as a Board Member and head of the Compensation Committee of SciPlay (SCPL), a leading developer and publisher of digital games, until its sale to Light & Wonder in 2023.

Mr. Earl’s service on multiple boards, and his extensive executive experience, including as a CEO make him qualified to serve on the Board.

Lars Leckie

Lars Leckie has a wealth of experience in technology investment as a former technology founder and twenty year career in venture capital. As a Co-founder of Aspenwood Ventures and a long-standing Managing Director at Hummer Winblad Venture Partners, Mr. Leckie has a track record of identifying and nurturing founders of disruptive software companies.

Before his venture capital career, Mr. Leckie co-founded AutoFarm, a company focused on GPS and robotics. As a Managing Director at Aspenwood Ventures, Mr. Leckie continues to focus on early-stage B2B software companies. His firm’s prior successes include exited category winning companies like Mulesoft and Five9, as well as emerging companies like Arkose Labs, Amberdata and Aria Systems.

Mr. Leckie holds a MS (Engineering) from Stanford University and an MBA from the Stanford Graduate School of Business.

Mr. Leckie’s depth of experience in venture capital investing, and his experience as an executive make him qualified to serve on the Board.

Board Leadership Structure and Role in Risk Oversight

Overall responsibility for our oversight rests with the Board. We have entered into the Investment Advisory Agreement pursuant to which the Adviser will manage the Fund on a day-to-day basis. The Board is responsible for overseeing the Adviser and our other service providers in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws and our charter. The Board is composed of five members, three of whom are Independent Directors. The Board meets at regularly scheduled quarterly meetings each year. In addition, the Board may hold special in-person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings. As described below, the Board has established an Audit Committee, a Nominating and Corporate Governance Committee and a Compensation Committee, and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities.

The Board has appointed Vivian Chow to serve in the role of Chair of the Board. The Chair’s role is to preside at all meetings of the Board and to act as a liaison with the Adviser, counsel and other Directors generally between meetings. The Chair serves as a key point person for dealings between management and the Directors. The Chair also may perform such other functions as may be delegated by the Board from time to time. The Board reviews matters related to its leadership structure annually. The Board believes that Ms. Chow’s finance and accounting background, and experience as an executive and as a member of corporate boards qualifies her to serve as Chair of the Board. The Board believes that its leadership structure is appropriate in light of the Fund’s characteristics and circumstances because the structure allocates areas of responsibility among the individual Directors and the committees in a manner that encourages effective oversight. The Board also believes that its size creates a highly efficient governance structure that provides ample opportunity for direct communication and interaction between the Adviser and the Board.

We are subject to a number of risks, including investment, compliance, operational and valuation risks, among others. Risk oversight forms part of the Board’s general oversight of the Fund and is addressed as part of various Board and committee activities. Day-to-day risk management functions are subsumed within the responsibilities of the Adviser and other service providers (depending on the nature of the risk), which carry out our investment management and business affairs. The Adviser and other service providers employ a variety of processes, procedures and controls to identify various events or circumstances that give rise to risks, to lessen the probability of their occurrence and to mitigate the effects of such events or circumstances if they do occur. Each of the Adviser and other service providers has their own independent interest in risk management, and their policies and methods of risk management will depend on their functions and business models. The Board recognizes that it is not possible to identify all of the risks that may affect the Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects. As part of its regular oversight of the Fund, the Board interacts with and reviews reports from, among others, the Adviser, our Chief Compliance Officer, our independent registered public accounting firm and counsel, as appropriate, regarding risks faced by the Fund and applicable risk controls. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

Communications with Directors

Stockholders and other interested parties may contact any member (or all members) of the Board by mail. To communicate with the Board, any individual Directors or any group or committee of Directors, correspondence should be addressed to the Board or any such individual Directors or group or committee of Directors by either name or title. All such correspondence should be sent to Powerlaw Corp., 631 Folsom Street, Ste A & B, San Francisco, California, 94107-3850. Attention: Chair of the Audit Committee.

Board Committees

Audit Committee Governance, Responsibilities and Meetings

In accordance with its written charter adopted by the Board, the Audit Committee:

(a)	assists the Board’s oversight of the integrity of our financial statements, the independent registered public accounting firm’s qualifications and independence, our compliance with legal and regulatory requirements and the performance of our independent registered public accounting firm;

(b)	prepares an Audit Committee report, if required by the SEC, to be included in our annual proxy statement;

(c)	oversees the scope of the annual audit of our financial statements, the quality and objectivity of our financial statements, accounting and financial reporting policies and internal controls;

(d)	determines the selection, appointment, retention and termination of our independent registered public accounting firm, as well as approving the compensation thereof;

(e)	pre-approves all audit and non-audit services provided to us and certain other persons by such independent registered public accounting firm; and

(f)	acts as a liaison between our independent registered public accounting firm and the Board.

Vivian Chow, Nicholas Earl and Lars Leckie are members of the Audit Committee and Vivian Chow serves as Chair.

Our Board has determined that each Audit Committee member meets the current independence and experience requirements of Rule 10A-3 of the Exchange Act. Our Board has determined that Vivian Chow is an audit committee financial expert as defined under SEC rules.

Nominating and Corporate Governance Committee Governance, Responsibilities and Meetings

In accordance with its written charter adopted by the Board, the Nominating and Corporate Governance Committee:

(a)	recommends to the Board persons to be nominated by the Board for election at the Fund’s meetings of our stockholders, special or annual, if any, or to fill any vacancy on the Board that may arise between stockholder meetings;

(b)	makes recommendations with regard to the tenure of the Directors;

(c)	is responsible for overseeing an annual evaluation of the Board and its committee structure to determine whether the structure is operating effectively; and

(d)	recommends to the Board the compensation to be paid to the Independent Directors of the Board.

The Nominating and Corporate Governance Committee will consider for nomination to the Board candidates submitted by our stockholders or from other sources it deems appropriate.

Vivian Chow, Nicholas Earl and Lars Leckie are members of the Nominating and Corporate Governance Committee and Lars Leckie serves as Chair.

Director Nominations

Nomination for election as a Director may be made by, or at the direction of, the Nominating and Corporate Governance Committee or by stockholders in compliance with the procedures set forth in our bylaws. Our Nominating and Corporate Governance Committee will consider qualified Director nominees recommended by stockholders when such recommendations are submitted in accordance with our bylaws and any applicable law, rule or regulation regarding Director nominations. When submitting a nomination for consideration, a stockholder must provide certain information that would be required under applicable SEC rules, including the following minimum information for each Director nominee: full name, age and address; principal occupation during the past five years; current directorships on publicly held companies and investment companies; number of our securities owned, if any; and, a written consent of the individual to stand for election if nominated by our Board and to serve if elected by our stockholders.

Stockholder proposals or director nominations to be presented at the annual meeting of stockholders, other than stockholder proposals submitted pursuant to the SEC’s Rule 14a-8, must be submitted in accordance with the advance notice procedures and other requirements set forth in our bylaws. These requirements are separate from the requirements discussed above to have the stockholder nomination or other proposal included in our proxy statement and form of proxy/voting instruction card pursuant to the SEC’s rules.

Our bylaws require that the proposal or recommendation for nomination must be delivered to, or mailed and received at, the principal executive offices of the Fund not earlier than the 150th day prior to the one year anniversary of the date the Fund’s proxy statement for the preceding year’s annual meeting, or later than the 120th day prior to the first anniversary of the date of the proxy statement for the preceding year’s annual meeting. If the date of the annual meeting has changed by more than 30 days from the first anniversary of the date of the preceding year’s annual meeting, stockholder proposals or director nominations must be so received not earlier than the 150th day prior to the date of such annual meeting and not later than the 120th day prior to the date of such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made.

In evaluating director nominees, the Nominating and Corporate Governance Committee considers, among others, the following factors:

●	whether the individual possesses high standards of character and integrity, relevant experience, a willingness to ask hard questions and the ability to work well with others;

●	whether the individual is free of conflicts of interest that would violate applicable law or regulation or interfere with the proper performance of the responsibilities of a director;

●	whether the individual is willing and able to devote sufficient time to the affairs of the Fund and be diligent in fulfilling the responsibilities of a director and Board committee member;

●	whether the individual has the capacity and desire to represent the balanced, best interests of the stockholder as a whole and not a special interest group or constituency; and

●	whether the individual possesses the skills, experiences (such as current business experience or other such current involvement in public service, academia or scientific communities), particular areas of expertise, particular backgrounds, and other characteristics that will help ensure the effectiveness of the Board and Board committees.

The Nominating and Corporate Governance Committee’s goal is to assemble a board that brings to the Fund a variety of perspectives and skills derived from high-quality business and professional experience.

Other than the foregoing, there are no stated minimum criteria for director nominees, although the Nominating and Corporate Governance Committee may also consider other factors as they may deem are in the best interests of the Fund and its stockholders. The Board also believes it appropriate for certain key members of our management to participate as members of the Board.

The Nominating and Corporate Governance Committee identifies nominees by first evaluating the current members of the Board willing to continue in service. Current members of the Board with skills and experience that are relevant to our business and who are willing to continue in service are considered for re-nomination. If any member of the Board does not wish to continue in service or if the Nominating and Corporate Governance Committee decides not to re-nominate a member for re-election, the Nominating and Corporate Governance Committee identify the desired skills and experience of a new nominee in light of the criteria above. The members of the Board are polled for suggestions as to individuals meeting the aforementioned criteria. Research may also be performed to identify qualified individuals. To date, we have not engaged third parties to identify or evaluate or assist in identifying potential nominees, although we reserve the right in the future to retain a third-party search firm, if necessary.

Compensation Committee

In accordance with its written charter adopted by the Board, the Compensation Committee is responsible for determining, or recommending to the Board for determination, the compensation, if any, of our chief executive officer and all other officers. The Compensation Committee also assists the Board with matters related to compensation generally, except with respect to compensation of the Directors.

Vivian Chow, Nicholas Earl and Lars Leckie are members of the Compensation Committee and the Chair of the committee is Nicholas Earl.

Director Compensation

The following table sets forth the compensation expected to be received by our Directors for the year ending September 30, 2026. The Fund does not maintain a pension plan or retirement plan for any of the Directors.

Name	Aggregate Compensation From Fund	Total Compensation from Fund and Fund Complex Paid to Directors
Interested Directors
Michael Dinsdale	—	—
Benjamin Black	—	—
Independent Directors
Vivian Chow	$95,000	$95,000
Nicholas Earl	$67,500	$67,500
Lars Leckie	$67,500	$67,500

No compensation is paid to our Directors considered to be “interested persons” as defined in the 1940 Act. Our Independent Directors who do not also serve in an officer capacity for us or the Adviser are entitled to receive annual cash retainer fees, fees for participating in in-person Board and committee meetings and annual fees for serving as a committee chairperson.

The Independent Directors receive an annual fee of $60,000 plus additional compensation for the Board Chair ($20,000 annually), the chair of the Audit Committee ($15,000 annually) and the chairs of the Nominating and Compensation Committees ($7,500 annually, respectively). They also receive reimbursements of reasonable out-of-pocket expenses incurred in connection with attending in person or telephonically each regular Board meeting.

Officer Compensation

Except as specified in the Investment Advisory Agreement, none of our officers who are also officers or employees of our Adviser will receive direct compensation from us. We do not currently have any employees and do not expect to have any employees. Services necessary for our business are provided by individuals who are employees or officers of our Adviser or by individuals who were contracted by us or our Adviser to work on our behalf.

Director Ownership of Common Stock

The table below sets forth the dollar range of the value of our common stock that is owned beneficially by each Director as of September 30, 2025. For purposes of this table, beneficial ownership is defined to mean a direct or indirect pecuniary interest.

Name of Director	Dollar Range of Equity Securities in the Fund(1)	Dollar Range of Equity Securities in the Fund Complex(1)
Interested Directors
Benjamin Black	Over $100,000	Over $100,000
Michael Dinsdale	Over $100,000	Over $100,000
Independent Directors
Vivian Chow	Over $100,000	Over $100,000
Nicholas Earl	Over $100,000	Over $100,000
Lars Leckie	Over $100,000	Over $100,000

(1) Dollar ranges are as follows: None; $1 – $10,000; $10,001 – $50,000; $50,001 – $100,000; or over $100,000.

INVESTMENT ADVISORY AND OTHER SERVICES

The Investment Adviser

We are managed by the Adviser. The Adviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The principal address of the Adviser is 631 Folsom Street, Ste A & B, San Francisco, California, 94107-3850. Subject to the overall supervision of our Board, the Adviser manages our day-to-day operations and provides investment advisory and management services to us. The Adviser or its affiliates may engage in certain origination activities, including sourcing investment opportunities, conducting research, performing diligence on potential investments, structuring our investments, and monitoring our Portfolio Companies on an ongoing basis through a team of investment professionals.

The Adviser’s Investment Committee is currently comprised of Benjamin Black and Michael Dinsdale and is supported by members of the Adviser’s senior executive team. The Investment Committee is responsible for selecting and evaluating all investment opportunities on behalf of the Fund. The Investment Committee’s members may change from time to time as designated by the Adviser.

The Investment Advisory Agreement

The Adviser serves as our investment adviser pursuant to the Investment Advisory Agreement between us and the Adviser. Under the terms of the Investment Advisory Agreement, the Adviser is responsible for managing the investment and reinvestment of the Fund’s assets.

Unless earlier terminated as described below, the Investment Advisory Agreement will remain in effect for an initial two-year term and then from year-to-year if approved annually by a majority of the Board or by the holders of a majority of our outstanding voting securities and, in each case, a majority of the Independent Directors.

The Investment Advisory Agreement will automatically terminate within the meaning of the 1940 Act and related SEC guidance and interpretations in the event of its assignment. In accordance with the 1940 Act, without payment of penalty, we may terminate the Investment Advisory Agreement with the Adviser upon 60 days’ written notice. The decision to terminate the agreement may be made by a majority of the Board or the stockholders holding a majority of the outstanding shares of our common stock (which is defined under the 1940 Act as the lesser of: (a) 67% or more of such company’s voting securities present at a meeting if more than 50% of the outstanding voting securities of such company are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of such company). In addition, without payment of penalty, the Adviser may generally terminate the Investment Advisory Agreement upon 60 days’ written notice.

Under the Investment Advisory Agreement, commencing upon the effective date of the Fund’s Registration Statement (the “Effective Date”), we will pay the Adviser a management fee, payable quarterly, in an amount equal to 2.50% of our average gross assets of the Fund at the end of the two most recently completed calendar quarters (the “Management Fee”). For purposes of the Investment Advisory Agreement, the term “gross assets” excludes cash and cash equivalents but includes assets purchased with borrowed funds. Prior to the effectiveness of the Registration Statement, the Adviser will not charge a management fee.

The Adviser and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with the Adviser, including without limitation its sole member, are not liable to us for any action taken or omitted to be taken by the Adviser in connection with the performance of any of its duties or obligations under the Investment Advisory Agreement or otherwise as our investment adviser (except to the extent specified in Section 36(b) of the 1940 Act concerning loss resulting from a breach of fiduciary duty (as the same is finally determined by judicial proceedings) with respect to the receipt of compensation for services).

We will indemnify the Adviser and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with the Adviser, including without limitation its general partner or managing member (collectively, the “Indemnified Parties”) and hold them harmless from and against all damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) incurred by the Indemnified Parties in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of us or our security holders) arising out of or otherwise based upon the performance of any of the Adviser’s duties or obligations under the Investment Advisory Agreement or otherwise as our investment adviser. However, the Indemnified Parties shall not be entitled to indemnification in respect of, any liability to us or our stockholders to which the Indemnified Parties would otherwise be subject by reason of criminal conduct, willful misfeasance, bad faith or gross negligence in the performance of the Adviser’s duties or by reason of the reckless disregard of the Adviser’s duties and obligations under the Investment Advisory Agreement.

Portfolio Management

Benjamin Black and Michael Dinsdale are responsible for the day-to-day management of the Fund’s portfolio.

Other Accounts Managed by the Portfolio Managers

The following table sets forth information about funds and accounts other than the Fund for which the portfolio managers are primarily responsible for the day-to-day portfolio management as of September 30, 2025:

	Number of Accounts	Total Assets in Accounts ($ million)	Number of Accounts Subject to a Performance- Based Advisory Fee	Total Assets in Accounts Subject to a Performance- based Advisory Fee ($ million)
Benjamin Black
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	17	$722,109,008	0	$0
Other Accounts	0	$0	0	$0
Michael Dinsdale
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	14	$540,727,700	0	$0
Other Accounts	0	$0	0	$0

Portfolio Manager Compensation Overview

The discussion below describes the portfolio managers’ compensation:

The Fund’s portfolio managers are compensated by the Adviser and do not receive any compensation directly from the Fund. Compensation generally consists of a fixed base salary, non-performance based distributions and participation in Akkadian’s retirement and benefit plans.

The portfolio managers own equity interests in the Fund and may also have equity ownership interests in the Adviser or its affiliates, which align their long-term financial interests with those of the Adviser’s clients, including the Fund.

Securities Ownership of Portfolio Managers

The table below shows the dollar range of shares of our common stock to be beneficially owned by the portfolio managers as of September 30, 2025 stated as one of the following dollar ranges: None; $1–$10,000; $10,001–$50,000; $50,001–$100,000; $100,001–$500,000; $500,001–$1,000,000; or over $1,000,000.

Name	Dollar Range of Equity Securities in Powerlaw Corp.(1)(2)
Benjamin Black	Over $1,000,000
Michael Dinsdale	Over $1,000,000

(1) Beneficial ownership determined in accordance with Rule 16a-1(a)(2) promulgated under the Exchange Act.

(2) The dollar range of equity securities of the Fund beneficially owned by the portfolio managers is based on NAV.

Portfolio Manager Conflicts of Interest

The Fund’s portfolio managers have several conflicts of interest as a result of the other activities in which they engage. The Adviser is affiliated with other entities engaged in the financial services business. These other relationships may cause the Adviser’s and certain of its affiliates’ interests, and the interests of their officers and employees, including the portfolio managers, to diverge from our interests and may result in conflicts of interest that may not be foreseen or resolved in a manner that is always or exclusively in our best interest. The Adviser and its affiliates have entered into, and may in the future enter into, additional business arrangements with certain of our stockholders. More information regarding conflicts of interest is included in the section below entitled “Conflicts of Interest.”

The Administrator

Paralel Technologies LLC serves as the administrator of the Fund. Pursuant to a fund administration services agreement, the administrator provides certain administrative services to the Fund. The administrator receives a monthly fee equal to the greater of an annual minimum fee or a fee equal to a percentage of the Fund’s net assets, which percentage is subject to breakpoints at increasing levels of net assets. The Fund also reimburses the administrator for certain out-of-pocket expenses. Paralel Technologies LLC’s principal business address is 1700 Broadway, Suite 1850, Denver, Colorado 80290.

CONFLICTS OF INTEREST

Affiliations of the Adviser

Our executive officers and Directors, and the Adviser and its officers and employees, including the portfolio managers, have several conflicts of interest as a result of the other activities in which they engage. The Adviser is affiliated with other entities engaged in the financial services business. These other relationships may cause the Adviser’s and certain of its affiliates’ interests, and the interests of their officers and employees, including the portfolio managers, to diverge from our interests and may result in conflicts of interest that may not be foreseen or resolved in a manner that is always or exclusively in our best interest. The Adviser and its affiliates have entered into, and may in the future enter into, additional business arrangements with certain of our stockholders.

Other Accounts

The Adviser is responsible for the investment decisions made on our behalf. There are no restrictions on the ability of the Adviser and certain of its affiliates to manage accounts for multiple clients, including accounts for affiliates of the Adviser or their directors, officers or employees, following the same, similar, or different investment objectives, philosophies, and strategies as those used by the Adviser for our account. In those situations, the Adviser and its affiliates may have conflicts of interest in allocating investment opportunities between us and any other account managed by such person. See “— Allocations of Opportunities” below. Such conflicts of interest would be expected to be heightened where the Adviser manages an account for an affiliate or its directors, officers, or employees. In addition, certain of these accounts may provide for higher management fees or have incentive fees or may allow for higher expense reimbursements, all of which may contribute to a conflict of interest and create an incentive for the Adviser to favor such other accounts. Further, accounts managed by the Adviser or certain of its affiliates may hold certain investments that conflict with the positions held by the Fund. In these cases, when exercising the rights of each account with respect to such investments, the Adviser and/or its affiliate will have a conflict of interest, as actions on behalf of one account may have an adverse effect on another account managed by the Adviser or such affiliate, including us.

Our executive officers and Directors, as well as other current and potential future affiliated persons, officers, and employees of the Adviser and certain of its affiliates, may serve as officers, directors, or principals of, or manage the accounts for, other entities with investment strategies that substantially or partially overlap with the strategy that we intend to pursue. Accordingly, they may have obligations to investors in those entities, the fulfillment of which obligations may not be in the best interests of us or our stockholders.

Further, the professional staff of the Adviser will devote as much time to us as such professionals deem appropriate to perform their duties in accordance with the Investment Advisory Agreement. However, such persons may be committed to providing investment advisory and other services for other clients and engage in other business ventures in which we have no interest. As a result of these separate business activities, the Adviser may have conflicts of interest in allocating management and administrative time, services, and functions among us and its affiliates and other business ventures or clients.

Allocations of Opportunities

As a fiduciary, the Adviser owes a duty of loyalty to its clients and must treat each client fairly. When the Adviser purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. To this end, the Adviser has adopted policies and procedures pursuant to which they allocate investment opportunities appropriate for more than one client account in a manner deemed appropriate in their sole discretion to achieve a fair and equitable result over time. Pursuant to these policies and procedures, when allocating investment opportunities, the Adviser may take into account regulatory, tax, or legal requirements applicable to an account. In allocating investment opportunities, the Adviser may use rotational, percentage, or other allocation methods provided that doing so is consistent with the Adviser’s internal conflict of interest and allocation policies and the requirements of the Advisers Act, the 1940 Act and other applicable laws. In addition, an account managed by the Adviser, such as us, is expected to be considered for the allocation of investment opportunities together with other accounts managed by affiliates of the Adviser. There is no assurance that such opportunities will be allocated to any particular account equitably in the short-term or that any such account, including us, will be able to participate in all investment opportunities that are suitable for it.

Valuation

The Portfolio Companies in which the Fund invests ordinarily are privately held. As a result, we value, and the Adviser reviews and determines, in good faith, in accordance with the 1940 Act, the value of, these securities based on relevant information compiled by the Adviser and third-party pricing services (when available) as described under “Determination of Net Asset Value.” Our interested Directors are associated with the Adviser and have an interest in the Adviser’s economic success. The participation of the Adviser’s investment professionals in our valuation process, and the interest of our interested Directors in the Adviser, could result in a conflict of interest as the management fee paid to the Adviser is based, in part, on our net assets.

Co-Investments and Related Party Transactions

In the ordinary course of business, we may enter into transactions with persons who are affiliated with us by reason of being under common control of the Adviser or its affiliates. In order to ensure that we do not engage in any prohibited transactions with any persons affiliated with us, we have implemented certain policies and procedures whereby our executive officers screen each of our transactions for any possible affiliations between us, the Adviser and its affiliates and our employees, officers, and directors. We will not enter into any such transactions unless and until we are satisfied that doing so will not raise concerns under the 1940 Act or, if such concerns exist, we have taken appropriate actions to seek review and approval of our Board or exemptive relief for such transaction. Our affiliations may require us to forgo attractive investment opportunities.

Material Non-Public Information

By reason of the advisory and/or other activities of the Adviser and its affiliates, the Adviser and its affiliates may acquire confidential or material non-public information or be restricted from initiating transactions in certain securities. The Adviser will not be free to divulge, or to act upon, any such confidential or material non-public information and, due to these restrictions, it may not be able to initiate a transaction for our account that it otherwise might have initiated. As a result, we may be frozen in an investment position that we otherwise might have liquidated or closed out or may not be able to acquire a position that we might otherwise have acquired.

Code of Ethics and Compliance Procedures

In order to address the conflicts of interest described above, we have adopted a code of ethics under Rule 17j-l under the 1940 Act. Similarly, the Adviser has separately adopted the “Adviser Code of Ethics.” The Adviser Code of Ethics requires the officers and employees of the Adviser to act in the best interests of the Adviser and its client accounts (including us), act in good faith and in an ethical manner, avoid conflicts of interests with the client accounts to the extent reasonably possible, and identify and manage conflicts of interest to the extent that they arise. Personnel subject to each code of ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements. In addition, each code of ethics is incorporated by reference as an exhibit to the registration statement of which this prospectus is a part, and is available on the EDGAR Database on the SEC’s website at www.sec.gov.

Our Directors and officers, and the officers and employees of the Adviser, are also required to comply with applicable provisions of the U.S. federal securities laws and make prompt reports to supervisory personnel of any actual or suspected violations of law.

In addition, the Adviser has built a professional working environment, firm-wide compliance culture, and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. The Adviser has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees, and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time.

PROXY VOTING POLICIES AND PROCEDURES

The Fund invests in securities issued by Portfolio Companies. As such, it is expected that proxies and consent requests received by the Fund will deal with matters related to the operative terms and business details of those Portfolio Companies.

To the extent that the Fund receives notices or proxies from Portfolio Companies (or to the extent the Fund receives proxy statements or similar notices in connection with any other portfolio securities), the Fund has delegated proxy voting responsibilities to the Adviser, subject to the oversight of the Board. The Adviser will vote proxies and respond to investor consent requests in the best interests of the Fund, as applicable, in accordance with the Adviser’s Proxy Voting Policies and Procedures (the “Policies”).

With respect to each proxy proposal, the Adviser will consider the period of time that the particular security is expected to be held for an account, the size of the holding, the costs involved with the proxy proposal, the existing corporate governance structure, and the current management and operations for the particular company. Typically, the Adviser will vote proxies in accordance with management’s recommendations. However, in situations where the Adviser believes that management is acting on its own behalf or acting in a manner that is adverse to the rights of the company’s stockholders, the Adviser will not vote with management. For each proxy, the Adviser also considers whether there are any specific facts and circumstances that may give rise to a material conflict of interest on the part of the Adviser in voting the proxy. If it is determined that a material conflict of interest may exist, the proxy will be referred to the Adviser’s Chief Compliance Officer to decide if the Adviser may vote the proxy or if the proxy should be referred to the Fund to vote. All instances where the Adviser determines a material conflict of interest may exist are resolved in the best interests of the Fund.

Information regarding how the Fund voted proxies relating to portfolio securities held by the Fund during the most recent 12-month period ending June 30 will be available (1) without charge, upon request, by calling the Fund at (707) 653-6892; (2) on the Fund’s website (www.pwrl.com); (3) by emailing legal@pwrl.com; and (4) on the SEC’s website at www.sec.gov. In addition, copies of the Fund’s proxy voting policies and procedures are also available by calling (707) 653-6892 and will be sent within three business days of receipt of a request.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

Beneficial ownership is determined in accordance with the rules and regulations of the SEC. These rules generally provide that a person is the beneficial owner of securities if such person has or shares the power to vote or direct the voting thereof, or to dispose or direct the disposition thereof or has the right to acquire such powers within 60 days. The following table sets forth the beneficial ownership as indicated in the Fund’s books and records of each current Director, the Fund’s officers, the officers and Directors as a group, and each person known to us to beneficially own 5% or more of the outstanding shares of our common stock.

The table shows such ownership as of February 2, 2026.

Name and Address	Shares owned	Percentage(1)
5% Owners
Corient Private Access, LP 600 Superior Ave. East, Suite 1510 Cleveland, OH 44114 USA	10,689,829	24.72%
Interested Directors
Michael Dinsdale	1,243,585	2.88%
Benjamin Black	1,191,497	2.76%
Independent Directors
Nicholas Earl	129,313	0.30%
Vivian Chow	52,376	0.12%
Lars Leckie	29,313	0.07%
Officers
Peter Smith	790,607	1.83%
Angela Stanley	217,563	0.50%
Tracy Hogan	–	–%
All officers and Directors as a group (eight persons)	3,654,254	8.45%

(1)       Percentage based on 43,242,931 shares issued and outstanding as of February 2, 2026.

The address for each of the Directors and officers is c/o Powerlaw Corp., 631 Folsom Street, Ste A & B, San Francisco, California, 94107-3850.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Though we acquire and dispose of certain of our investments in privately negotiated transactions, including in connection with private secondary market transactions, we also use brokers in the normal course of our business. However, to the extent a broker-dealer is involved in a transaction, the price paid or received by us may reflect a mark-up or mark-down. Subject to policies established by our Board, the Adviser will be primarily responsible for selecting brokers and dealers to execute transactions with respect to the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. The Adviser does not expect to execute transactions through any particular broker or dealer but will seek to obtain the best net results for us under the circumstances, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. The Adviser generally will seek reasonably competitive trade execution costs but will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements and consistent with Section 28(e) of the Exchange Act, the Adviser may select a broker based upon brokerage or research services provided to the Adviser and us and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if the Adviser determines in good faith that such commission is reasonable in relation to the services provided.

LEGAL MATTERS

Eversheds Sutherland (US) LLP, located at 700 Sixth Street, N.W., Suite 700, Washington, DC 20001, serves as our legal counsel. Certain legal matters regarding the validity of the shares offered hereby will be passed upon for us by Miles & Stockbridge, located at 100 Light Street, Baltimore, MD 21202.

ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT

Paralel Technologies LLC serves as the Fund administrator. The principal business address of Paralel Technologies LLC is 1700 Broadway, Suite 1850, Denver, Colorado 80290.

Our portfolio securities are held pursuant to a custodian agreement between us and U.S. Bank National Association. The principal business address of U.S. Bank National Association is 5065 Wooster Road, Cincinnati, Ohio 45226.

Continental Stock Transfer & Trust Company serves as our transfer agent, distribution paying agent and registrar. The principal business address of Continental Stock Transfer & Trust Company is 1 State Street, Floor 30, New York, New York 10004-1561.

INDEPENDENT AUDITORS

KPMG LLP, is the independent registered public accounting firm for the Fund and audits the Fund’s financial statements. KPMG LLP is located at Aon Center, Suite 5500, 200 E. Randolph Street, Chicago, IL 60601-6436.

FINANCIAL STATEMENTS

Powerlaw Corp.

Financial Statements

For the three months ended

December 31, 2025

POWERLAW CORP.

CONSOLIDATED SCHEDULE OF INVESTMENTS

DECEMBER 31, 2025 (UNAUDITED)

Shares/
Principal/
Units		Acquisition			% of Net
Amount	Security (Non-affiliated Investments)	Date	Cost	Fair Value	Assets
	Investments, at fair value
	Private Investments, at fair value
	Private Investments, at fair value - Ireland
	Common Stock, at fair value (a), (b), (c)
	Financial Technology
401,850	Stripe, Inc. - Class B Common Stock	5/7/2025	$15,005,029	$16,644,627	3.50%
	Total Common Stock, at fair value 3.50%		15,005,029	16,644,627	3.50%
	Total Private Investments, at fair value - Ireland 3.50%		15,005,029	16,644,627	3.50%

	Investments, at fair value - United States
	Private Investments, at fair value - United States
	Call Right Agreements, at fair value (a), (b), (c), (d)
	Defense Products
23,562	Anduril Industries, Inc. - Call Right to purchase shares of Class B Common Stock	4/1/2025	32,160	1,500	0.00%
	Total Call Right Agreements, at fair value 0.00%		32,160	1,500	0.00%

	Common Stock, at fair value (a), (b), (c)
	Biotechnology and Genetic Engineering
1,339,584	Colossal Biosciences Inc. - Common Stock	8/18/2025	19,999,989	19,999,989	4.21%

	Software
64,500	Figma, Inc. Class A Common Stock	4/14/2025	2,064,000	2,410,365	0.51%

	Total Common Stock, at fair value 4.72%		22,063,989	22,410,354	4.72%

	Forward agreements, at fair value (a), (b), (c), (e)
	Defense Products
84,444	Anduril Industries, Inc. - Forward Agreement to purchase Common Stock	3/5/2025	3,624,674	3,452,071	0.73%

	Mobility Technology
4,000	Waymo LLC - Forward Agreement to purchase Class B Membership Units	5/19/2025	360,000	360,000	0.07%

	Total Forward Agreements, at fair value 0.80%		3,984,674	3,812,071	0.80%

	Preferred Stock, at fair value (a), (b), (c)
	Artificial Intelligence (AI)
199,093	Groq, Inc. - Series B-2 Preferred Stock	10/17/2025	6,670,616	6,402,831	1.35%
248,669	Groq, Inc. - Series C Preferred Stock	10/17/2025	8,331,412	7,997,195	1.68%
124,378	Groq, Inc. - Series D-3 Preferred Stock	10/9/2025	3,999,996	3,999,996	0.84%
			19,002,024	18,400,022	3.87%
	Financial Technology
222,223	Payward, Inc. (d/b/a Kraken) - Series Seed Preferred Stock	8/5/2025	10,001,035	10,000,035	2.10%

See Notes to Consolidated Financial Statements.

POWERLAW CORP.

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2025 (UNAUDITED)

Principal/
Units		Acquisition			% of Net
Amount	Security (Non-affiliated Investments)	Date	Cost	Fair Value	Assets
	Human Resources Technology
385,439	Deel, Inc. - Series E Preferred Stock	10/10/2025	14,999,975	14,999,975	3.16%

	Total Preferred Stock, at fair value 9.13%		44,003,034	43,400,032	9.13%

	Promissory Notes, at fair value (b), (c), (d)
	Defense Products
$490,060	Anduril Industries, Inc. - 5.0% Secured Promissory Note due April 1, 2030	4/1/2025	490,060	490,060	0.10%
$122,140	Anduril Industries, Inc. - 5.0% Secured Promissory Note due April 9, 2030	4/9/2025	122,140	122,140	0.03%
$349,515	Anduril Industries, Inc. - 5.0% Secured Promissory Note due July 21, 2030	7/21/2025	349,515	349,515	0.07%
	Total Promissory Notes, at fair value 0.20%		961,715	961,715	0.20%

	SPVs, at fair value (a), (c), (f)
	Artificial Intelligence (AI)
	Altimeter Adirondack Fund I, L.P. (economic exposure to Anthropic, PBC)	8/25/2025	4,110,600	7,177,567	1.51%
	HOF Capital AF Growth, LLC (economic exposure to Anthropic, PBC) (b)	3/26/2025	5,100,000	22,055,691	4.64%
	NDH Opportunity Funds LLC - Series 1 (economic exposure to OpenAI Group PBC)	7/11/2025	108,999,999	105,745,436	22.24%
	Paragon Avo II, A Series of Avo Technology Fund LP, LLC (economic exposure to OpenAI Group PBC)	4/7/2025	5,375,000	5,063,288	1.06%
	HII Perplexity Series II, a Series of Hii Perplexity, LLC (economic exposure to Perplexity AI, Inc.)	9/12/2025	8,240,207	8,000,201	1.68%
			131,825,806	148,042,183	31.13%
	Defense Products
	AND III, a Series of FDVC Growth, LP (economic exposure to Anduril Industries, Inc.) (b)	3/7/2025	2,243,000	2,432,253	0.51%

	Financial Technology
	Fifth Era Coinvestors, LLC (economic exposure to Payward, Inc. (d/b/a Kraken))	7/14/2025	10,890,042	10,106,163	2.13%

	Total SPVs, at fair value 33.77%		144,958,848	160,580,599	33.77%

	Total Private Investments, at fair value - United States 48.62%		216,004,420	231,166,271	48.62%

	Total Private Investments, at fair value 52.12%		231,009,449	247,810,898	52.12%

See Notes to Consolidated Financial Statements.

POWERLAW CORP.

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2025 (UNAUDITED)

Principal/
Units		Acquisition			% of Net
Amount	Security (Non-affiliated Investments)	Date	Cost	Fair Value	Assets
	Short Term Investments, at fair value - United States
	Money Market
1,018,915	First American Funds, Inc. - Government Obligations Fund, Class X 3.68% (g)	12/5/2025	1,018,915	1,018,915	0.21%

	U.S. Treasury Bills
1,069,000	U.S. Treasury Bill - May 14, 2026 3.70% (g)	11/13/2025	1,054,664	1,055,295	0.22%
49,760,000	U.S. Treasury Bill - May 28, 2026 3.70% (g)	12/3/2025	49,042,751	49,052,910	10.32%
			50,097,415	50,108,205	10.54%

	Total Short Term Investments, at fair value - United States 10.75%		51,116,330	51,127,120	10.75%

	Total Investments, at fair value - United States 59.37%		267,120,750	282,293,391	59.37%

	Total Investments, at fair value 62.87%		$282,125,779	$298,938,018	62.87%

(a)	Non-income producing security.

(b)	Level 3 securities fair valued using significant unobservable inputs. (See Note 2)

(c)	Restricted securities as to resale. (See Note 2)

(d)	Powerlaw Corp. made such loans to the borrowers pursuant to the $961,715 secured promissory notes. Pursuant to the call right agreements, the borrowers granted Powerlaw Corp. the right to purchase 23,562 shares of Anduril Industries, Inc. Class B Common Stock, for an amount equal to the principal amount of the outstanding loans. The number of collateral shares associated with such loans is 31,683 shares of Anduril Industries, Inc. Class B Common Stock.

(e)	Powerlaw Corp. advanced to the counterparties an amount equal to the negotiated purchase price of the counterparties’ portfolio company securities, but the closing of the purchase and transfer of such securities to Powerlaw Corp. will not close until any applicable transfer restrictions and lock-up provisions have expired.

(f)	These special purpose vehicles (“SPVs”) are private investment vehicles that (i) are formed to invest in a particular portfolio company and (ii) are exempt from registration under the Investment Company Act pursuant to Section 3(c)(7) of the Investment Company Act. By making a direct investment in these SPVs, Powerlaw Corp. owns a direct ownership interest in these SPVs and an indirect ownership interest in the underlying portfolio company.

(g)	Rate disclosed is the annualized yield rate.

LLC - Limited Liability Company

LP - Limited Partnership

PBC - a public benefit corporation

See Notes to Consolidated Financial Statements.

POWERLAW CORP.

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2025 (UNAUDITED)

				Net Increase or
				(Decrease) in
				Unrealized
			Realized	Appreciation	Dividends or
			Gain/(Loss)	or Depreciation	Interest Income
			for the Three	for the Three	for the Three
Shares	Security		Months Ended	Months Ended	Months Ended
Amount	(Affiliated Investments)	Acquisition Date	December 31, 2025	December 31, 2025	December 31, 2025	Cost		Fair Value	% of Net Assets
	Investments, at fair value - United States
	Private Investments, at fair value - United States SPVs, at fair value (a), (b), (c), (d)
	Aerospace and Artificial Intelligence (AI)
	FDVC Growth A-1, LLC (economic exposure to Mercor.io Corporation (d/b/a Mercor) and Space Exploration Technologies Corp.)	5/7/2025	$-	$19,717,053	$-		$43,500,000	$63,511,177	13.36%

	Aerospace and Software
	ODMD, LLC (economic exposure to Databricks, Inc. and Space Exploration Technologies Corp.)	2/24/2025	-	17,047,252	-		18,550,200	36,627,415	7.70%

	Artificial Intelligence (AI)
	Brantling Holdings, LLC (economic exposure to Databricks, Inc. and X.AI Holdings Corp.)	1/16/2025	-	12,589,006	-		15,976,537	31,548,655	6.64%

	Enterprise Software
	PLRP Capital, LP - Investment Class 2 (economic exposure to People Center, Inc. (d/b/a Rippling))	8/13/2025	-	-	-		4,968,400	4,967,872	1.05%

	Human Resources Technology
	Sethi Capital z3, LLC (economic exposure to Deel, Inc.)	11/17/2025	-	(225,000)	-		5,225,000	5,000,000	1.05%

	Prediction Market Industry
	Sethi Capital z4, LLC - Class 1A	12/12/2025	-	(225,000)	-		7,749,750	7,524,750	1.58%
	Sethi Capital z4, LLC - Class 1C (economic exposure to Kalshi Inc.)	12/12/2025	-	(225,000)	-		7,749,750	7,524,750	1.58%
			-	(450,000)	-		15,499,500	15,049,500	3.16%
	Prediction Market Industry and Software
	Windom Ventures, LLC (economic exposure to Databricks, Inc. and Kalshi Inc.)	12/4/2025	-	(54,167)	-		13,324,760	13,270,593	2.79%

	Software
	Horizon Strategic Partners, LP - Series Canva 1 (economic exposure to Canva, Inc.)	6/24/2025	-	(28,882)	-		6,782,818	6,626,666	1.39%

	Total SPVs, at fair value 37.14%		-	48,595,262	-		123,827,215	176,601,878	37.14%

	Total Private Investments, at fair value - United States 37.14%		-	48,595,262	-		123,827,215	176,601,878	37.14%

	Total Affiliated Investments, at fair value - United States 37.14%		$-	$48,595,262	$-	S	123,827,215	$176,601,878	37.14%

(a)	Non-income producing security.
(b)	Restricted securities as to resale. (See Note 2)
(c)	These special purpose vehicles (“SPVs”) are private investment vehicles that (i) are formed to invest in a particular portfolio company and (ii) are exempt from registration under the Investment Company Act pursuant to Section 3(c)(7) of the Investment Company Act. By making a direct investment in these SPVs, Powerlaw Corp. owns a direct ownership interest in these SPVs and an indirect ownership interest in the underlying portfolio company.
(d)	Affiliated SPV
LLC	- Limited Liability Company
LP	- Limited Partnership

See Notes to Consolidated Financial Statements.

POWERLAW CORP.

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2025 (UNAUDITED)

As of December 31, 2025, the Fund’s investments by type are as follows:

	Cost at	Fair Value at
Type	December 31, 2025	December 31, 2025	Percentage of Net Assets
SPVs	$268,786,063	$337,182,477	70.91%
Short term government debt	50,097,415	50,108,205	10.54%
Common stock	37,069,018	39,054,981	8.22%
Preferred stock	44,003,034	43,400,032	9.13%
Forward agreements	3,984,674	3,812,071	0.80%
Money market	1,018,915	1,018,915	0.21%
Promissory notes	961,715	961,715	0.20%
Call right agreements	32,160	1,500	0.00%
	$405,952,994	$475,539,896	100.01%

As of December 31, 2025, the Fund’s investments by industry are as follows:

	Cost at	Fair Value at
Industry	December 31, 2025	December 31, 2025	Percentage of Net Assets
Artificial intelligence (AI)	$166,804,367	$197,990,860	41.64%
Aerospace and artificial intelligence (AI)	43,500,000	63,511,177	13.36%
U.S. treasury bills	50,097,415	50,108,205	10.54%
Financial technology	35,896,106	36,750,825	7.73%
Aerospace and software	18,550,200	36,627,415	7.70%
Biotechnology and genetic engineering	19,999,989	19,999,989	4.21%
Human resources technology	20,224,975	19,999,975	4.21%
Prediction market industry	15,499,500	15,049,500	3.16%
Prediction market industry and software	13,324,760	13,270,593	2.79%
Software	8,846,818	9,037,031	1.90%
Defense products	6,861,549	6,847,539	1.44%
Enterprise software	4,968,400	4,967,872	1.05%
Money market	1,018,915	1,018,915	0.21%
Mobility technology	360,000	360,000	0.07%
	$405,952,994	$475,539,896	100.01%

See Notes to Consolidated Financial Statements.

POWERLAW CORP.

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2025 (UNAUDITED)

ASSETS:
Non-affiliated investments, at fair value (Cost $282,125,779)	$298,938,018
Affiliated investments, at fair value (Cost $123,827,215)	176,601,878
Cash	19,800,001
Deferred offering costs	646,177
Deferred loan origination fees	215,997
Interest receivable	37,267
Prepaid expenses	10,831
Total Assets	496,250,169

LIABILITIES:
Line of credit payable	20,000,000
Accrued expenses and accounts payable	510,376
Due to Adviser	245,174
Total Liabilities	20,755,550

NET ASSETS	$475,494,619

COMMITMENTS AND CONTINGENCIES (Note 10)

COMPOSITION OF NET ASSETS
Common stock, $0.001 par value, 950,000,000 shares authorized 43,242,931 shares issued and outstanding	$43,243
Additional paid-in-capital	406,643,552
Total accumulated earnings and profits	68,807,824
NET ASSETS	$475,494,619

Shares of common stock, $0.001 par value, 950,000,000 shares authorized 43,242,931 shares issued and outstanding	43,242,931
NET ASSET VALUE PER SHARE	$11.00

See Notes to Consolidated Financial Statements.

POWERLAW CORP.

CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE THREE MONTHS ENDED DECEMBER 31, 2025 (UNAUDITED)

INVESTMENT INCOME:
Interest income - non affiliated investments	$803,183
Dividend income - non affiliated investments	27,007
Bank deposit interest	113
Total investment income	830,303

EXPENSES:
Broken deal costs	750,000
Audit fees	519,000
Marketing fees	360,043
Professional fees	243,318
Fund administration	230,259
Placement agent fees	190,454
Legal fees	127,902
Interest expense	4,247
Other expenses	92,431
Total expenses	2,517,654

NET INVESTMENT LOSS BEFORE INCOME TAXES	(1,687,351)

Tax expense	360,714

NET INVESTMENT LOSS AFTER INCOME TAXES	(2,048,065)

NET REALIZED GAIN AND NET CHANGE IN UNREALIZED APPRECIATION ON INVESTMENTS
Net realized gain from non-affiliated investments	42,335
Net change in unrealized appreciation on affiliated investments	48,595,262
Net change in unrealized appreciation on non-affiliated investments	11,846,374
Tax benefit related to unrealized appreciation on investments	2,728,948
Net change in unrealized appreciation on investments	63,170,584
NET REALIZED GAIN AND NET CHANGE IN UNREALIZED APPRECIATION ON INVESTMENTS	63,212,919

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$61,164,854

See Notes to Consolidated Financial Statements.

POWERLAW CORP.

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

FOR THE THREE MONTHS ENDED DECEMBER 31, 2025 (UNAUDITED)

OPERATIONS:
Net investment loss after income taxes	$(2,048,065)
Net realized gain on investments	42,335
Net change in unrealized appreciation on investments	63,170,584
Net increase in net assets resulting from operations	61,164,854

Net increase in net assets	61,164,854
Net assets, beginning of period	414,329,765
Net assets, end of period	$475,494,619

SHARES OF COMMON STOCK:
Beginning balance	518,914,712
Reduction of common shares resulting from 12:1 reverse stock split	(475,671,781)
Ending balance	43,242,931

See Notes to Consolidated Financial Statements.

POWERLAW CORP.

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIOD JANUARY 15, 2025 (COMMENCEMENT OF OPERATIONS) THROUGH SEPTEMBER 30, 2025

	In Dollars ($)
								Total
								Accumulated
	Organizer Units	Advisor Units	Class A Units	Class B Units	Class B Feeder Units	Common Stock	Additional Paid-in-Capital	Earnings Profits	Total
PowerLaw10, LLC’s members’ equity, January 15, 2025	$-	$-	$-	$-	$-	$-	$-	$-	$-
Capital contributions - cash	-	-	50,000,000	251,099,000	107,301,000	-	-	-	408,400,000
Capital contributions - grants (Note 6)	-	3,573,898	-	-	-	-	-	-	3,573,898
Syndication costs	-	-	(95,356)	(479,031)	(204,691)	-	-	-	(779,078)
Net investment loss	-	-	(417,864)	(2,098,806)	(896,852)	-	-	-	(3,413,522)
Net change in unrealized appreciation on investments	-	-	1,137,435	5,712,084	2,440,926	-	-	-	9,290,445
PowerLaw10, LLC’s members’ equity, September 5, 2025 pre-conversion	-	3,573,898	50,624,215	254,233,247	108,640,383	-	-	-	417,071,743
Recognition of conversion of members’ equity to common stock	-	(3,573,898)	(50,624,215)	(254,233,247)	(108,640,383)	51,891	411,922,007	5,097,845	-
Net investment income	-	-	-	-	-	-	-	149,528	149,528
Net realized loss from investments	-	-	-	-	-	-	-	(17,379)	(17,379)
Net change in unrealized appreciation on investments	-	-	-	-	-	-	-	(2,874,127)	(2,874,127)
Total increase in net assets	$-	$-	$-	$-	$-	$51,891	$411,922,007	$2,355,867	$414,329,765

	In Units and Shares
								Total
								Accumulated
	Organizer Units	Advisor Units	Class A Units	Class B Units	Class B Feeder Units	Common Stock	Additional Paid-in-Capital	Earnings Profits	Total
Transactions in units:	-	-	-	-	-	-	-	-	-
Issuance of units	19,142,756	27,462,116	50,000,000	251,099,000	107,301,000	-	-	-	455,004,872
PowerLaw10, LLC’s units, September 5, 2025 pre-conversion	19,142,756	27,462,116	50,000,000	251,099,000	107,301,000	-	-	-	455,004,872
Cancelation of units being converted into common stock	(19,142,756)	(27,462,116)	(50,000,000)	(251,099,000)	(107,301,000)	-	-	-	(455,004,872)
Recognition of conversion of units into common stock	-	-	-	-	-	518,914,712	-	-	518,914,712
Shares outstanding at September 30, 2025	-	-	-	-	-	518,914,712	-	-	518,914,712

See accompanying notes to financial statements.

POWERLAW CORP.

CONSOLIDATED STATEMENT OF CASH FLOWS

FOR THE THREE MONTHS ENDED DECEMBER 31, 2025 (UNAUDITED)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets resulting from operations	$61,164,854
Adjustments to reconcile net increase in net income to net cash used in operating activities:
Net realized gain from investments	(42,335)
Net change in unrealized appreciation on affiliated investments	(48,595,262)
Net change in unrealized appreciation on non-affiliated investments	(11,846,374)
Accretion of discount on U.S. treasury bills	(418,446)
Proceeds from sale of investments	245,374,997
Purchases of investments	(313,758,415)
Changes in operating assets and liabilities:
Decrease in receivable for unsettled purchases	70,362,509
Decrease in interest receivable	51,172
Decrease in prepaid expenses	35,353
Decrease in accrued expenses and accounts payable	(1,953)
Increase in due to Adviser	216,868
Decrease in due to investment	(18,400)
Decrease in net deferred tax liabilities	(2,368,234)
Net cash provided by operating activities	156,334

CASH FLOWS FROM FINANCING ACTIVITIES:
Borrowing on line of credit	20,000,000
Deferred offering costs	(404,290)
Deferred loan origination fees	(215,997)
Net cash provided by financing activities	19,379,713

Net increase in cash	19,536,047
Cash, beginning balance	263,954
Cash, ending balance	$19,800,001

See accompanying notes to financial statements.

POWERLAW CORP.

FINANCIAL HIGHLIGHTS

FOR THE PERIOD JANUARY 15, 2025 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2025 (UNAUDITED)

	FOR THE PERIOD JANUARY 15, 2025 (COMMENCEMENT OF OPERATIONS) THROUGH SEPTEMBER 5, 2025 (a)						FOR THE PERIOD SEPTEMBER 5, 2025 (POST CONVERSION) THROUGH SEPTEMBER 30, 2025		FOR THE THREE MONTHS ENDING DECEMBER 31, 2025
					Class B
	Class A		Class B		Feeder
	Units		Units		Units		Common Stock		Common Stock
Net asset value, beginning of period	$-		$-		$-		$0.80		$0.80
Net asset value of contributions	1.00		1.00		1.00		-		-
Syndication costs	-		-		-		-		-
Net investment income (loss) after income taxes	(0.01)		(0.01)		(0.01)		0.01	(d),(e)	(0.05	)(i),(j)
Net realized gain (loss) on investments	-		-		-		-		-
Net change in unrealized appreciation on investments	0.02		0.02		0.02		(0.01	)(d),(f)	1.46	(i),(k)
Net increase in net asset value from operations	0.01		0.01		0.01		-		1.41
Net asset value, September 5, 2025 pre-conversion	1.01		1.01		1.01		N/A		N/A
Recognition of conversion of members’ equity to common stock	(0.21)		(0.21)		(0.21)		N/A		N/A
Recognition of 12:1 reverse stock split on December 23, 2025	N/A		N/A		N/A		N/A		8.79
Net asset value, end of period	$0.80		$0.80		$0.80		$0.80		$11.00
IRR
IRR, September 5, 2025 preconversion (b)	2.34%		10.71%		5.54%		N/A		N/A
Total Return
Total return on net asset value	N/A		N/A		N/A		(0.66	)%(g),(h)	14.76	%(g),(h)
Ratios/Supplemental Data (annualized except for organization and broken deal costs)
Operating expenses	2.15	%(c)	9.24	%(c)	2.89	%(c)	1.49%		1.76%
Tax expense (benefit)	0.00%		0.00%		0.00%		(0.09)%		0.08%
Expenses after tax benefit	2.15%		9.24%		2.89%		1.40%		1.84%
Net investment income (loss)	(1.60	)%(c)	(6.87	)%(c)	(2.15	)%(c)	0.53%		(1.09)%
Portfolio turnover rate	N/A		N/A		N/A		39.69%		61.83%

(a)	The Fund is required to disclose the financial highlights. Prior to the Fund converting to a Maryland corporation on September 5, 2025 the Fund’s financial highlights are for the common interest in PowerLaw10, LLC (i.e., the members’ interest - comprising of Class A Units, Class B Units, and Class B Feeder Units). These financial highlights consist of operating expenses and net investment loss ratios for the period from January 15, 2025 (commencement of operations) to September 5, 2025 and the Internal Rate of Return (IRR) commencement of operations of PowerLaw10, LLC, net of all fees and profit allocations to the Adviser through September 5, 2025. An individual investor’s ratio may vary from those ratios.
(b)	IRR was computed since commencement of operations based on the due date of capital contributions, outflows and PowerLaw10, LLC’s ending members’ equity as of September 5, 2025 pre-conversion.
(c)	Net investment loss is the members’ share of interest income and other income earned, net of expenses. Expenses include the members’ share of expenses. The ratios above are computed based upon the aggregate quarterly weighted average partners’ capital of PowerLaw10, LLC for the period from January 15, 2025 (commencement of operations) to September 5, 2025.
(d)	Based on average shares outstanding.
(e)	Net investment income after income taxes includes a tax benefit of less than $0.01 per share.
(f)	Net change in unrealized appreciation on investments includes deferred tax expense related to unrealized appreciation on investments of $(0.01) per share.
(g)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on the fund distributions or the redemption of fund shares. Total investment return calculated for a period less than one year is not annualized.
(h)	The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from the financial statements.
(i)	Based on average shares outstanding inclusive of the December 23, 2025 12:1 reverse stock split.
(j)	Net investment income after income taxes includes a tax expense of $0.01 per share.
(k)	Net change in unrealized appreciation on investments includes tax expenses related to unrealized appreciation on investments of $0.06 per share.

See Notes to Consolidated Financial Statements.

POWERLAW CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2025 (UNAUDITED)

NOTE 1 – ORGANIZATION

Powerlaw Corp. (the “Fund”) is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund was organized on September 9, 2024 and commenced operations on January 15, 2025, as PowerLaw10, LLC, a Delaware limited liability company. Effective September 5, 2025 the Fund converted to a Maryland corporation and intends to be treated, and to qualify annually, as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended, beginning with taxable year ended September 30, 2026.

The Fund has applied to list its common stock on the Nasdaq Global Market (the “Exchange”) under the symbol PWRL. The listing of its shares must be approved by the Exchange prior to any trading of shares on the Exchange.

The Fund’s investment objective is long-term capital appreciation. It seeks to achieve its investment objective by primarily investing in the equity and equity-linked securities of a concentrated portfolio of approximately 15 late-stage technology companies. Akkadian CEF Manager, LLC, (the “Adviser”) serves as the Fund’s investment adviser and manages its investments subject to the supervision of the Fund’s Board of Directors.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies utilized by the Fund in the preparation of its consolidated financial statements. All amounts are presented in U.S. dollars. The accompanying consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund qualifies as an investment company and, accordingly, applies the accounting and reporting requirements prescribed under the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services — Investment Companies.

Principles of Consolidation – The Fund consolidates variable interest entities (VIEs) for which it is the primary beneficiary, generally as a result of having the power to direct the activities that most significantly affect the VIE’s economic performance and holding variable interests that convey to the Fund the obligation to absorb losses or the right to receive benefits that could potentially be significant to the VIE. The Fund consolidates entities that are not VIEs when it has a controlling financial interest as a result of majority voting control. The Fund is precluded from consolidating entities that are not investment companies when it is required to measure those entities at fair value in accordance with ASC Topic 946.

The accompanying consolidated financial statements include the accounts of the Fund and its wholly owned and controlled subsidiaries, PowerLaw10, LP a Delaware limited partnership, Syon Capital GQ, LP a Delaware limited partnership, Tarchia Ventures, LLC a Delaware limited liability company, Tivoli Holdings, LLC a Delaware limited liability company, and Verbal Ventures, LP a Delaware limited partnership, which are not VIEs. Consolidation of these subsidiaries is based on the voting interest model, as the Fund controls these subsidiaries through greater than 50% voting ownership. PowerLaw10, LP, Syon Capital GQ, LP, Tarchia Ventures, LLC, Tivoli Holdings, LLC, and Verbal Ventures, LP are investment companies established for the general purpose of executing specific investment transactions on behalf of the Fund. All significant intercompany accounts and transactions have been eliminated in the accompanying consolidated financial statements. As of December 31, 2025, the Fund does not hold variable interests in any VIEs for which it is the primary beneficiary.

Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, income, and expenses. Actual results could differ from such estimates due to inherent uncertainty in the estimation process.

Calculation of Net Asset Value – The Fund, as a registered investment company, will calculate its net asset value (“NAV”) as of the close of each quarterly period. NAV is calculated by dividing the value of the Fund’s total assets less its liabilities by the number of shares outstanding. The initial NAV was calculated as of September 5, 2025, the date the Fund converted to a Maryland corporation.

POWERLAW CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2025 (UNAUDITED)

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES (Continued)

Cash – The Fund considers its investments in Federal Deposit Insurance Corporation (“FDIC”) insured interest bearing accounts to be cash. Cash is valued at face value. The Fund maintains cash balances, which at times may exceed federally insured limits. The Fund maintains these balances with major financial institutions.

Receivable for Unsettled Purchases – The Fund considers investments that were not fully consummated to be receivable for unsettled purchases on the consolidated statement of assets and liabilities.

Broken Deal Costs – The Fund considers costs incurred when a potential investment falls through, covering breakup fees to be broken deal costs on the consolidated statement of operations.

Investment Transactions and Income Recognition – Investment transactions are accounted for on trade date basis. The Fund realizes gains or losses when securities, other than investments in special purpose vehicles, held by the Fund, are sold or distributed. Realized gains or losses are determined using the specific identification method. The Fund realizes gains or losses from investments in special purpose vehicles when realized gains or losses are recognized by the special purpose vehicles though a distribution to the Fund. The Fund also realizes losses on investments that are deemed worthless. Net change in unrealized appreciation or depreciation on investments represents the change between cost and fair value and is reported as a separate component in the consolidated statement of operations.

Income and Expenses – Interest income is recognized on an accrual basis as it is earned. Dividend income is recorded on the ex-dividend date. Expenses other than offering costs are recognized on an accrual basis as they are incurred.

At the discretion of the Adviser, upon exercise of the Fund’s call right, accrued interest income could be received in cash or added to the return threshold used to calculate any profit share that may be owed to the borrower by the Fund upon any future disposition of the shares purchased pursuant to the call right.

Segment Information – The Fund operates through a single operating and reporting segment. The Fund’s chief operating decision maker (“CODM”) is its President (Principal Executive Officer) Peter Smith. Mr. Smith reviews the financial information by way of the Fund’s portfolio composition (consolidated schedule of investments), total returns, expense ratios and changes in net assets (i.e. changes in net assets resulting from operations, subscriptions and redemptions), which are used by the CODM to assess performance versus the Fund’s comparative benchmarks to make resource allocation decisions for the Fund. The financial information is consistent with that presented within the Fund’s accompanying financial statements.

Valuation of Investments – The Fund records its investments at fair value. The Fund’s fair valuation framework incorporates the requirements of Rule 2a-5 under the 1940 Act together with the principles established in ASC Topic 820, Fair Value Measurement (“ASC 820”), issued by the FASB. Rule 2a-5 governs valuation practices for registered investment companies and clarifies the Board’s oversight responsibilities in the valuation process. Pursuant to Rule 2a-5, the Board has designated the Adviser as the “Valuation Designee” to perform fair value determinations.

In accordance with U.S. GAAP, fair value is defined as the price that would be received by selling an asset or paid to transfer a liability (i.e., the exit price) in an orderly transaction between market participants at the measurement date.

In determining fair value, the Fund uses various valuation approaches. The Fund values certain portfolio investments at fair value using the market approach. Under the market approach, fair value is measured based on quoted market prices or other relevant information generated by market transactions involving identical or comparable assets. This approach is applied for investments that have observable market data and is considered the most reliable indicator of fair value when comparable transactions are available.

POWERLAW CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2025 (UNAUDITED)

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES (Continued)

The Fund classifies these investments within Level 1, Level 2, or Level 3 of the fair value hierarchy, depending on the observability of the inputs used in the valuation. In accordance with U.S. GAAP, a fair value hierarchy for inputs is used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s assumptions about the inputs market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The fair value hierarchy is categorized into three levels based on the inputs as follows:

These inputs are categorized as follows:

Level 1 – Valuations based on unadjusted quoted prices in active markets for identical assets or liabilities that the Fund can access. Valuation adjustments and block discounts are not applied to Level 1 securities. Since valuations are based on quoted prices that are readily and regularly available in an active market, valuation of these securities does not entail a significant degree of judgment.

Level 2 – Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable from independent sources, either directly or indirectly.

Level 3 – Valuations based on inputs that are unobservable and that are significant to the overall fair value measurement.

The availability of valuation techniques and observable inputs can vary from security to security and is affected by a wide variety of factors including, the type of security, whether the security is new and not yet established in the marketplace, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Those estimated values do not necessarily represent the amounts that may be ultimately realized due to the occurrence of future circumstances that cannot be reasonably determined. Because of the inherent uncertainty of valuation, those estimated values may be materially higher or lower than the values that would have been used had a ready market for the securities existed. Accordingly, the degree of judgment exercised by the Fund in determining fair value is greatest for securities categorized in Level 3. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy under which the fair value measurement falls, is determined based on the lowest level input that is significant to the fair value measurement.

Fair value is a market-based measure considered from the perspective of a market participant rather than an entity-specific measure. Therefore, even when market assumptions are not readily available, the Fund’s own assumptions are set to reflect those that market participants would use in pricing the asset or liability at the measurement date. The Fund uses prices and inputs that are current as of the measurement date, including periods of market dislocation. In periods of market dislocation, the observability of prices and inputs may be reduced for many securities. This condition could cause a security to be reclassified to a lower level within the fair value hierarchy.

Investments include privately structured investment vehicles established for the purpose of investing in a specified portfolio company, which operate pursuant to exemptions from registration under the 1940 Act in reliance on Section 3(c)(1) or Section 3(c)(7) (collectively, “special purpose vehicles” or “SPVs”). Such investments are recognized on the closing date, defined as the date on which the Fund commits to purchase or dispose of the securities. The consolidated schedule of investments in these consolidated financial statements reflect the name of the SPV in which each investment was made, along with the primary economic exposure parenthetically.

The Fund’s investments in privately held securities consist of common and preferred stock, forward agreements to purchase common stock or membership units, SPVs, promissory notes and call right agreements. The transaction price, excluding transaction costs, is typically the Fund’s best estimate of fair value at inception. When evidence supports a change to the carrying value from the transaction price, adjustments are made to reflect expected exit values. Ongoing reviews are based on an assessment of each underlying investment, incorporating valuations that consider the financial condition and operating results of the private company, the price of subsequent rounds of financing, valuation metrics and performance multiples of comparable publicly traded companies and precedent merger and acquisition transactions (which closely mirror the investment’s business, scale, operating, and market acceptance), and the private company capital structure, among other factors.

POWERLAW CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2025 (UNAUDITED)

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES (Continued)

The Fund’s investments in promissory notes are converted to equity securities through exercise of a call right agreement prior to their maturity date. Generally, the stated value of these notes approximates fair value. The Fund may consider other factors to estimate fair value, including proceeds that would be received in a liquidation analysis.

The Fund acquires forward agreements through secondary transactions, where it may lack a direct contractual relationship with the counterparty, as well as the ability to enforce rights against or obtain identifying or contact information for such counterparty. In these cases, the Fund does not hold a direct beneficial interest in the underlying securities of the portfolio company but must instead rely on a third party to collect, enforce, and settle rights relating thereto. There is no assurance that such third party will act effectively or successfully in fulfilling these responsibilities.

As a practical expedient, investments in SPVs are valued per the reported net asset value (NAV) as reported by the corresponding SPV’s managers. Adjustments to such NAV would be considered if (a) such NAV was not as of the applicable SPV’s measurement date; (b) it was probable that the applicable SPV would be sold at a value materially different from such NAV; or (c) it was determined in accordance with the Fund’s valuation procedures that the applicable investment company is not being reported at fair value. The Fund may invest in closed-end limited partnerships and limited liability companies with a finite life.

Income Taxes –The Fund intends to be treated, and to qualify annually, as a RIC for U.S. federal income tax purposes. In such capacity, the Fund generally is not subject to U.S. federal corporate income tax, provided it distributes all of its net taxable income and realized capital gains each taxable year.

The Fund has adopted a tax year ending September 30th.

The Fund did not elect RIC treatment prior to September 30, 2025, as it operated in a private capacity initially and was, therefore, ineligible to make the election for the period from January 15, 2025 (commencement of operations) through September 30, 2025. The Fund will first elect RIC status in its federal income tax return for the taxable year ended September 30, 2026. For the period from September 5, 2025 through September 30, 2025, the Fund was a corporation for U.S. tax purposes.

Prior to converting to a Maryland Corporation on September 5, 2025, the Fund was a partnership for U.S. tax purposes. The Fund did not record a provision for U.S. federal, state, or local income taxes because the partners report their share of the Partnership’s income or loss on their income tax returns. However, certain U.S. dividend and interest income may be subject to a maximum 30% withholding tax for limited partners that are foreign entities or foreign individuals. Further, certain non-U.S. dividend and interest income may be subject to a tax at prevailing treaty or standard withholding rates with the applicable country or local jurisdiction. The Partnership files an income tax return in the U.S. federal jurisdiction and may file income tax returns in various U.S. states for 2025 and 2024. 2025 is the final tax year that the Fund will file these partnership tax returns.

The Fund accounts for income taxes under the liability method; under this method, deferred tax assets and liabilities are determined based on differences between financial reporting and tax reporting bases of assets and liabilities and are measured using enacted tax rates and laws that are expected to be in effect when the differences are expected to reverse. Realization of deferred tax assets is dependent upon future earnings.

The Fund utilizes a two-step approach to recognize and measure uncertain tax positions. The first step is to evaluate the tax position for recognition by determining if the weight of available evidence indicates that it is more likely than not that the position will be sustained upon tax authority examination, including resolution of related appeals or litigation processes, if any. The second step is to measure the tax benefit as the largest amount that is more than 50% likely of being realized upon ultimate settlement.

Offering Costs – The Fund incurred costs in connection with listing on the Exchange and United States Securities and Exchange Commission (“SEC”) Form N-2. $646,177 of costs were recorded as a deferred charge and will be charged to capital when the Fund is declared effective. There were $404,290 and $241,887 of deferred offering costs accrued for the three months ended December 31, 2025 and during the period from January 15, 2025 (commencement of operations) through September 30, 2025, respectively, recognized as deferred offering costs on the consolidated statement of assets and liabilities.

POWERLAW CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2025 (UNAUDITED)

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES (Continued)

Syndication Costs – Syndication costs represent costs incurred in connection with the syndication of membership interests. These costs are reflected as a direct reduction of members’ equity. For the period from January 15, 2025 (commencement of operations) through September 30, 2025, the Fund incurred $779,078 of syndication costs on the consolidated statement of changes in net assets.

Restricted securities – Restricted securities are securities of privately held issuers that may only be resold pursuant to registration under applicable federal securities laws or through transactions exempt from such registration requirements. In certain instances, the issuer of restricted securities may agree, at its own expense, to register such securities for resale, either upon demand by the Fund or in connection with another registered offering.

Many restricted securities may nonetheless be resold in secondary market transactions conducted pursuant to available exemptions from registration. Restricted securities are valued either at prices provided by secondary market dealers or, where no such market quotations are available, at fair value determined in good faith in accordance with methodologies approved by the Adviser. As of February 9, 2026, there is no expected date for such restrictions to be removed from any of the Fund’s restricted securities.

Risks and Uncertainties – All investments are subject to certain risks. Changes in overall market movements, interest rates, or factors affecting a particular industry, can affect the ultimate value of the Fund’s investments. Investments are subject to a number of risks, including the risks that values will fluctuate as a result of changes in expectations for the economy and individual investors.

Liquidity and Valuation Risk – Liquidity risk is the risk that securities may be difficult or impossible to sell at the time the Adviser would like or at the price it believes the security is currently worth. Liquidity risk may be increased for certain Fund investments, including those investments in funds with gating provisions or other limitations on investor withdrawals and restricted or illiquid securities. Some SPVs in which the Fund invests may impose restrictions on when an investor may withdraw its investment or limit the amount an investor may withdraw. To the extent that the Adviser seeks to reduce or sell out of a Fund investment at a time or at an amount that is prohibited, the Fund may not have the liquidity necessary to participate in other investment opportunities or may need to sell other investments that it may not have otherwise sold.

A substantial portion of the Fund’s investments are illiquid, as determined by using the SEC standard applicable to registered investment companies (i.e., securities that cannot be disposed of by the Fund within seven calendar days in the ordinary course of business at approximately the amount at which the Fund has valued the securities). Illiquid and restricted securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid and restricted securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of such securities. Investment of the Fund’s assets in illiquid and restricted securities may also restrict the Fund’s ability to take advantage of market opportunities.

Valuation risk is the risk that one or more of the securities in which the Fund invests are priced differently than the value realized upon such security’s sale. In times of market instability, valuation may be more difficult, in which case the Adviser’s judgment may play a greater role in the valuation process.

Concentration Risk – Many of the Fund’s investments will be in U.S. private companies in the technology sector and therefore will be particularly exposed to the risks attendant to investments in that sector. Investors generally have no assurance as to the degree of diversification of the Fund’s investments, either by geographic region, asset type or sector. Accordingly, a significant portion of the Fund’s investments may be made in relatively few geographic regions, asset types, security types or industry sectors. For example, as of December 31, 2025, approximately 41.64% of the Fund’s investment portfolio is invested in private technology companies in the artificial intelligence industry. Any such concentration of risk may increase losses suffered by the Fund, which could have a material adverse effect on the Fund’s overall financial condition.

POWERLAW CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2025 (UNAUDITED)

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES (Continued)

General SPV Risks – The Fund’s investments in SPVs will typically require us to bear a pro rata share of the vehicles’ expenses, including operating and offering related costs, which could result in higher expenses than if the Fund invested in the underlying portfolio company directly. Because SPVs are generally organized by managers unaffiliated with the Fund or the Adviser, the Fund will typically be one of many investors in the SPV. In purchasing an SPV interest, the Fund entrusts all aspects of the management of the SPV to its manager. SPVs are generally organized as limited liability companies, and to the extent an SPV is organized as a Delaware Series LLC, the Fund would be subject to the risks inherent in investing in a Delaware Series LLC. Some SPVs in which the Fund invest may impose restrictions on when investors may withdraw their investment or limit the amounts investors may withdraw. To the extent the Fund seeks to reduce or sell an investment at a time or in an amount that is prohibited, the Fund may not have the liquidity necessary to participate in other investment opportunities or may need to sell other investments that it may not have otherwise sold. Additionally, SPVs are not publicly traded and therefore may not be as liquid as other types of investments. Further, the fair value of investments in SPVs may differ from the value of the underlying securities were the Fund to hold such securities directly. Finally, as investors in an SPV, the Fund owns interests in the SPV and has no ownership rights to the underlying securities. These characteristics present additional risks for stockholders. Individual SPVs that the Fund invests in may have different terms and structures, which may present unique risks and result in different fee levels.

Counterparty Risk – The Fund is exposed to counterparty risk from the potential failure of a holder of a portfolio company’s securities to perform in accordance with the agreed upon terms of the investment arrangement, including for the Fund’s investments in forwards, call rights, and loans. The maximum risk of loss from counterparty risk to the Fund is the fair value of the contracts. The Fund considers the effects of counterparty risk when determining the fair value of each investment.

Market Disruption and Geopolitical Risk - The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. War, terrorism, and related geopolitical events (and their aftermath) have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Likewise, natural, and environmental disasters, such as, for example, earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, as well as the spread of infectious illness or other public health issues, including widespread epidemics or pandemics, and systemic market dislocations can be highly disruptive to economies and markets. Those events as well as other changes in non-U.S. and domestic economic and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of Fund investments.

POWERLAW CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2025 (UNAUDITED)

NOTE 3 – FAIR VALUE MEASUREMENTS

As of December 31, 2025, the Fund’s investments were categorized as follows in the fair value hierarchy, as described in Note 2:

	Investments, at Value Measurement Using
Type (a)	Level 1	Level 2	Level 3	Total
Short term government debt	$50,108,205	$-	$-	$50,108,205
Common stock	2,410,365	-	36,644,616	39,054,981
SPVs	-	-	24,487,944	24,487,944
Preferred stock	-	-	43,400,032	43,400,032
Forward agreements	-	-	3,812,071	3,812,071
Money market	1,018,915	-	-	1,018,915
Promissory notes	-	-	961,715	961,715
Call right agreements	-	-	1,500	1,500
Investments at value	$53,537,485	$-	$109,307,878	$162,845,363

Investments measured at NAV (b)				312,694,533
Investments				$475,539,896

(a)	For detailed descriptions and other security classifications, see the accompanying consolidated schedule of investments.
(b)	In accordance with ASC 820, certain investments that were measured at NAV per share (or its equivalent) as a practical expedient have not been classified in the fair value hierarchy. The Fund has made commitments to investments measured at NAV. As of December 31, 2025 the balance of unfunded commitments is zero.

The Fund assesses the levels of the investments at each measurement date, and transfers between levels are recognized on the last day of the reporting period in accordance with the Fund’s accounting policy regarding the recognition of transfers between levels of the fair value hierarchy. The following table presents changes in assets classified in Level 3 of the fair value hierarchy for the three months ended December 31, 2025 attributable to the following:

	Common Stock	SPVs	Preferred Stock	Forward Agreements	Promissory Notes	Call Right Agreements	Total
Balance as of September 30, 2025	$34,868,439	$14,004,310	$10,000,035	$3,812,071	$961,715	$1,500	$63,648,070
Purchases of investments	-	-	34,001,999	-	-	-	34,001,999
Net change in unrealized appreciation/(depreciation) on investments	1,776,177	10,483,634	(602,002)	-	-	-	11,657,809
Transfer in (out) of Level 3[1]	-	-	-	-	-	-	-
Balance as of December 31, 2025	$36,644,616	$24,487,944	$43,400,032	$3,812,071	$961,715	$1,500	$109,307,878

Net change in unrealized appreciation/(depreciation) on investments for the period for the investments still held at December 31, 2025	$1,776,177	$10,483,634	$(602,002)	$-	$-	$-	$11,657,809

1During the three months ended December 31, 2025 there were no investment transfers in or out of Level 3.

POWERLAW CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2025 (UNAUDITED)

NOTE 3 – FAIR VALUE MEASUREMENTS (Continued)

The following table summarizes the quantitative inputs and assumptions used for investments classified as Level 3 of the fair value hierarchy as of December 31, 2025:

	Fair Value at
	December 31,		Unobservable	Range of
Type	2025	Valuation Technique	Input	Inputs
Common stock	$19,999,989	Market approach	Recent transaction price	n/a
	16,644,627	Market approach	Recent round of funding	n/a
SPVs	24,487,944	Market approach	Recent round of funding	n/a
Preferred stock	43,400,032	Market approach	Recent transaction price	n/a
Forward agreements	3,812,071	Market approach	Recent transaction price	n/a
Promissory notes	961,715	Market approach	Recent transaction price	n/a
Call right agreements	1,500	Market approach	Recent transaction price	n/a

	$109,307,878

Significant increases or decreases in any of the unobservable inputs in isolation may result in a significantly higher or lower fair value measurement.

NOTE 4 – LINE OF CREDIT

The Fund has a senior secured credit agreement (the “Credit Agreement”) with Stifel Bank (the “Bank”) entered into on December 31, 2025, which will expire on December 31, 2027. Subject to the terms of the Credit Agreement, the Fund may borrow up to an aggregate amount of $20,000,000. Interest accrues on principal drawn under the credit line, which is payable on each loan maturity date. The interest rate is Prime Rate, as of the date of funding (6.75% at December 31, 2025) plus 1.00%. The Fund will pay a 0.25% commitment fee on the maturity date equal to the difference between the average commitment amount and the average daily balance of the principal borrowed As of December 31, 2025, the Fund had $0 available to be borrowed, with $20,000,000 of outstanding borrowings under the line of credit. The Fund is subject to certain financial and non-financial covenants as stated in the Credit Agreement.

For the three months ended December 31, 2025, the Fund accrued $215,997 of line of credit fees as deferred loan origination fees of which $215,997 were closing fees and $0 were unused commitment fees. $15,997 of the line of credit fees were payable as of December 31, 2025 and are included in accrued expenses and accounts payable in the consolidated statement of assets and liabilities. For the three months ended December 31, 2025 the Fund accrued $4,247 in interest expense. No interest expense was paid during the three months ending December 2025.

NOTE 5 – RELATED PARTY TRANSACTIONS, INVESTMENT ADVISORY AND OTHER AGREEMENTS

The Fund entered into an investment advisory agreement with the Adviser (the “Investment Advisory Agreement”). Under the Investment Advisory Agreement, commencing upon the date that the registration statement is declared effective by the SEC, the Fund will pay the Adviser a management fee, payable quarterly, in the amount equal to 2.50% of the Fund’s average total assets (which excludes cash and cash equivalents, but includes assets financed using leverage) as of the end of the two most recently completed quarters. Prior to the date Powerlaw Corp.’s registration with the SEC becomes effective, the Adviser will not charge a management fee.

POWERLAW CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2025 (UNAUDITED)

NOTE 5 – RELATED PARTY TRANSACTIONS, INVESTMENT ADVISORY AND OTHER AGREEMENTS (Continued)

In connection with certain investments by the Fund, the Fund invests via SPVs that do not have a redemption notice period, and some of these SPVs charge fees. For the three months ended December 31, 2025, such fees were as follows:

Special Purpose Vehicle	Management Fees(a)	Incentive Fees(a)	Liquidity Restrictions
AND III, a Series of FDVC Growth, LP (economic exposure to Anduril Industries, Inc.)	10.00%	20.00%	Note (b)
Altimeter Adirondack Fund I, L.P. (economic exposure to Anthropic, PBC)	1.25%	15.00%	Note (b)
Branting Holdings, LLC (economic exposure to Databricks, Inc. and X.AI Holdings Corp.)	None	None	Note (b)
Fifth Era Coinvestors, LLC (economic exposure to Payward, Inc. (d/b/a Kraken))	7.00%	None	Note (b)
FDVC Growth A-1, LLC (economic exposure to Mercor.io Corporation (d/b/a Mercor) Space Exploration Technologies Corp.)	None	None	Note (b) Note (b)
HOF Capital AF Growth, LLC (economic exposure to Anthropic, PBC)	None	None	Note (b)
HII Perplexity Series II, a Series of Hii Perplexity, LLC (economic exposure to Perplexity AI, Inc.)	None	None	Note (b)
Horizon Strategic Partners, LP – Series Canva 1 (economic exposure to Canva, Inc.)	6.33%	None	Note (b)
NDH Opportunity Funds LLC - Series 1 (economic exposure to OpenAI Group PBC)	7.78%	None	Note (b)
ODMD, LLC (economic exposure to Databricks, Inc. and Space Exploration Technologies Corp.)	None	None	Note (b)
Paragon Avo II, A Series of Avo Technology Fund LP, LLC (economic exposure to OpenAI Group PBC)	6.00%	None	Note (b)
PLRP Capital, LP – Investment Class 2 (economic exposure to People Center, Inc. (d/b/a Rippling))	None	None	Note (b)
Sethi Capital z3, LLC (economic exposure to Deel, Inc)	4.00%	None	Note (b)
Sethi Capital z4, LLC – Class 1A	2.67%	None	Note (b)
Sethi Capital z4 LLC – Class 1C (economic exposure to Kalshi Inc.)	2.67%	None	Note (b)
Windom Ventures, LLC (economic exposure to Databrick, Inc. and Kalshi Inc.)	None	None	Note (b)

(a)	The effects of management and incentive fees, if applicable, have been incorporated in the fair value of the SPVs. Each SPV’s management fee is either due upon purchase of the SPV, or the percentage above is accrued quarterly over a one- or two-year period.
(b)	These SPVs do not allow redemption of interests by the Fund.

Effective December 1, 2025 Paralel Technologies LLC serves as the administrator to the Fund. Effective September 10, 2025 U.S. Bank National Association serves as the Fund’s custodian and effective October 7, 2025 Continental Stock Transfer Agent serves as the Fund’s transfer and dividend paying agent and registrar.

As of December 31, 2025, directors, officers and employees of the Adviser held ownership of 9.39% of the Fund’s outstanding shares.

Th Adviser has made payments of the Fund’s expenses, and the Fund intends to reimburse the Adviser for these expenses. As of December 31, 2025, the reimbursable balance due to the Adviser is $245,174 as reported on the consolidated statements of assets and liabilities.

POWERLAW CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2025 (UNAUDITED)

NOTE 6 – CAPITAL TRANSACTIONS

For the period January 15, 2025 (commencement of operations) through September 5, 2025, PowerLaw10, LLC received the following capital contributions to fund its investments and operating expenses and issued the corresponding units of membership interest. On September 5, 2025, PowerLaw10, LLC converted to a Maryland corporation (the “Conversion” and such corporation Powerlaw Corp.), such units of membership interests converted into the corresponding number of shares of common stock pursuant to the conversion ratios set forth in PowerLaw10, LLC’s Second Amended and Restated Operating Agreement, dated June 10, 2025 (the “Operating Agreement”). In addition, pursuant to the PowerLaw10, LLC Equity Incentive Plan, dated September 9, 2024, PowerLaw10, LLC was authorized to issue 25,000,000 Organizer Units and 15,000,000 Advisor Units. Pursuant to the Operating Agreement, upon the Conversion, the (a) 25,000,000 Organizer Units would have converted into 54,268,121 shares of common stock and (b) 15,000,000 Advisor Units would have converted into 15,303,750 shares of common stock, which would have resulted in an aggregate of 69,571,908 shares of common stock issued upon the conversion of the Organizer Units and Advisor Units. However, prior to the Conversion and pursuant to the Operating Agreement, 5,857,244 of the Organizer Units were converted into 12,462,116 Advisor Units. As a result, immediately prior to the Conversion, PowerLaw10, LLC had 19,142,756 Organizer Units outstanding and 27,462,116 Advisor Units outstanding. Upon the Conversion, the (i) 19,142,756 Organizer Units converted into 41,553,672 shares of common stock and (ii) 27,462,116 Advisor Units converted into 28,018,199 shares of common stock, which resulted in an aggregate of 69,571,908 shares of common stock issued upon the conversion of the Organizer Units and Advisor Units.

Classes of	Capital	Numbers of	Conversion		Common Stock
Membership Interests	Contributions	Membership Interests	Ratio		Shares
Class A Units	$50,000,000	50,000,000	1.2000	x	60,000,000
Class B Units	$251,099,000	251,099,000	1.1040	x	277,213,296
Class B Feeder Units	$107,301,000	107,301,000	1.0450	x	112,129,545
Advisor Units	$-	27,462,116	1.02025	x	28,018,199
Organizer Units	$-	19,142,756	2.1707	x	41,553,672
	$408,400,000	455,004,872			518,914,712

The Organizer Units and Advisor Units were issued pursuant to the PowerLaw10, LLC Equity Incentive Plan, dated September 9, 2024. The Fund applied ASC 718 Compensation-Stock Compensation to account for the Organizer Units and Advisor Units. No cash was paid in connection with the issuance of the Organizer Units and the Advisor Units. The Fund applied the weighted expected return method to estimate the fair value at grant date and at any modification date. Following the initial grants, two modifications occurred: (1) the conversion of Organizer Units to Advisor Units, described above, and (2) the conversion of Advisor Units at the Conversion date in excess of the stated Advisor Units conversion total per the Operating Agreement, which resulted in a value of $3,573,898, which is recorded in the consolidated statement of operations as professional fees and fund administration expense in the amount of $3,510,561 and $63,337, respectively. As of September 30, 2025, there is no recognized compensation expense related to the Organizer Units and Advisor Units.

Certain grants of Advisor Units, representing 17,623,778 Units, were accounted for under ASC 505 Equity, whereby the grants were accounted for a fair value utilizing a probability weighted expected return method. No expense was recorded for these grants.

PowerLaw10, LLC anticipates that the Conversion will be a treated as a tax-free contribution by PowerLaw10, LLC of its assets to Powerlaw Corp. pursuant to section 351 of the Internal Revenue Code of 1986, as amended.

On December 23, 2025, after obtaining the approval of stockholders, the board of directors approved and executed a reverse stock split whereby every twelve shares of common stock were changed into one share of common stock (the “Reverse Stock Split”). After the completion of the Reverse Stock Split, there were 43,242,931 shares of common stock outstanding.

POWERLAW CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2025 (UNAUDITED)

NOTE 7 – INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than short-term securities, for the three months ended December 31, 2025, were as follows:

Cost of investment purchases	$119,771,576
Proceeds from investments sold	$-

NOTE 8 – INCOME TAXES

For financial reporting purposes, income or (loss) before provision for income taxes, includes the following components for the three months ended December 31, 2025:

Income / (Loss) Before Income Taxes
Domestic	$(1,687,351)
Foreign	-
Total Income / (Loss) Before Income Taxes	$(1,687,351)

No income taxes were paid for the three months ended December 31, 2025.

The U.S. federal and California provision (benefit) for income taxes consists of the following for the three months ended December 31, 2025:

Current Tax Expense (Benefit)
U.S federal	$-
U.S. state	-
Foreign	-
Total Current Tax Expense (Benefit)	$-

Deferred Tax Expense (Benefit)
U.S federal	$(1,620,111)
U.S. state	(748,123)
Foreign	-
Total Deferred Tax Expense (Benefit)	$(2,368,234)

Total Income Tax Expense (Benefit)
U.S federal	$(1,620,111)
U.S. state	(748,123)
Foreign	-
Total Income Tax Expense (Benefit)	$(2,368,234)

Income tax provision (benefit) related to continuing operations differs from the amounts computed by applying the statutory income tax rate of 21% to pretax loss as follows for the three months ended December 31, 2025:

	Amount	Percent
U.S. Federal Provision (Benefit)
At statutory rate	$-	0.00%
State income taxes, net of federal effect	-	0.00%
Nontaxable or nondeductible items	-	0.00%
Other
Change in tax status	(2,368,234)	140.35%
Total Income Tax Expense (Benefit)	$(2,368,234)	140.35%

POWERLAW CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2025 (UNAUDITED)

NOTE 8 – INCOME TAXES (Continued)

As of October 1, 2025, the Fund has elected to be treated as a regulated investment company for U.S. federal income tax purposes. Accordingly, the Company reversed its deferred tax liabilities and assets for the three months ended December 31, 2025, as the Fund is no longer subject to corporate income taxes after the change in entity status.

The Fund will be filing its initial and final corporate federal and state income tax returns for the period from September 5, 2025 (Conversion date) to September 30, 2025. The jurisdictions have varying statutes of limitations.

For the three months ended December 31, 2025, no interest or penalties were required to be recognized relating to unrecognized tax expenses or benefits.

The Fund has elected to be treated as a regulated investment company for U.S. federal income tax purposes and expects to qualify as a RIC for the tax year ending September 30, 2026. Accordingly, the Fund generally will not be subject to U.S. federal corporate income tax, provided it distributes substantially all of its net taxable income and realized gains each taxable year.

In order to avoid imposition of the excise tax applicable to RICs, the Fund intends to declare dividends on an annual basis equal to at least (i) 98% of its net investment income earned during the calendar year, (ii) 98.2% of its net realized capital gains earned during the twelve-month period ended October 31, and (iii) any undistributed amounts from prior years.

During the period from September 5, 2025 (commencement of operations) to September 30, 2025 and during the three months ended December 31, 2025, the Fund paid no dividends.

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Permanent items identified for the three months ended December 31, 2025, have been reclassified among the components of net assets based on their tax basis treatment as follows:

Paid-in capital	$(5,287,103)
Distributable Earnings/(Accumulated Loss)	5,287,103

Included in the amounts reclassified was current-year net operating loss offset to paid-in-capital of $1,618,820 and prior-year net operating loss offset to paid-in-capital of $3,263,994.

In general, the Fund makes certain adjustments to the classification of net assets as a result of permanent book-to-tax differences, which may include conversion-related items, differences in the book and tax basis of certain assets and liabilities, amortization of start-up costs, expense payments, nondeductible federal excise taxes and net operating losses, among other items.

As of December 31, 2025, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$—
Accumulated capital losses	—
Unrealized appreciation/depreciation	68,807,824
Total	$68,807,824

POWERLAW CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2025 (UNAUDITED)

NOTE 8 – INCOME TAXES (Continued)

The amount of net unrealized appreciation/depreciation and the cost of investment securities for tax purposes as of December 31, 2025 was as follows:

Cost of investments for income tax purposes	$405,952,994
Gross appreciation on investments (excess of value over tax cost) (a)	76,869,451
Gross depreciation on investments (excess of tax cost over value) (a)	(7,282,549)
Other tax appreciation/depreciation(b)	(779,078)
Net unrealized appreciation/depreciation on investments	$68,807,824

a)	The primary difference between book and tax appreciation/depreciation of investments relates to investments in partnerships.
b)	Other tax appreciation/depreciation represents syndication costs.

Capital losses maintain their character as short-term or long-term and are carried forward to the next tax year without expiration. As of December 31, 2025, the Fund had no capital losses available as carry forwards. For the three months ended December 31, 2025, the Fund utilized $17,379 of capital loss carryovers.

NOTE 9 – INDEMNIFICATIONS

The Fund indemnifies its officers and directors for certain liabilities that may arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, however based on industry experience, the Fund expects the risk of loss due to these indemnifications to be remote.

NOTE 10 – COMMITMENTS AND CONTINGENCIES

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties, and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

The Fund may be required to provide financial support in the form of investment commitments to certain SPVs as part of the conditions for entering into such investments. As of December 31, 2025, the Fund did not have any unfunded commitments and did not provide any financial support.

The Fund is not currently subject to any material legal proceedings, and to the Fund's knowledge, no material legal proceedings are threatened against the Fund. From time to time, the Fund may be a party to certain legal proceedings in the ordinary course of business, including proceedings related to the enforcement of the Fund's rights under contracts with its portfolio companies. While the outcome of any legal proceedings cannot be predicted with certainty, to the extent the Fund becomes party to such proceedings, the Fund would assess whether any such proceedings will have a material adverse effect upon its financial condition or results of operations.

NOTE 11 – SUBSEQUENT EVENTS

The Fund filed a registration statement with the SEC (the “Registration Statement”) to register for resale shares of the Fund under the Securities Act and the 1940 Act on September 17, 2025 and an amendment December 23, 2025. As of February 9, 2026, the Registration Statement was not yet effective.

Management has evaluated subsequent events through the date these consolidated financial statements were issued and has determined that there were no subsequent events to report through the issuance of these consolidated financial statements except as noted below.

POWERLAW CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2025 (UNAUDITED)

NOTE 11 – SUBSEQUENT EVENTS (Continued)

The Fund repaid its $20,000,000 line of credit payable as of December 31, 2025 in full on January 2, 2026.

The Fund’s investment in Sethi Capital z4, LLC – Class 1A purchased an investment in Kalshi Inc. on January 5, 2026.

Powerlaw Corp.

Financial Statements

For the period from January 15, 2025

(commencement of operations) through September 30, 2025

POWERLAW CORP.

CONSOLIDATED SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2025

Shares/ Principal/ Units Amount	Security	Acquisition Date	Cost	Fair Value	% of Net Assets
	Investments, at fair value
	Private Investments, at fair value
	Private Investments, at fair value - Ireland
	Common Stock, at fair value (a), (b), (c)
	Financial Technology
401,850	Stripe, Inc., Class B Common Stock	5/7/2025	$15,005,029	$14,868,450	3.59%
	Total Common Stock, at fair value 3.59%		15,005,029	14,868,450	3.59%
	Total Private Investments, at fair value - Ireland 3.59%		15,005,029	14,868,450	3.59%

	Investments, at fair value - United States
	Private Investments, at fair value - United States
	Call Right Agreements, at fair value (a), (b), (c)
	Defense Products
23,562	Anduril Industries, Inc. - Call Right to purchase shares of Class B Common Stock (d)	4/1/2025	32,160	1,500	0.00%
	Total Call Right Agreements, at fair value 0.00%		32,160	1,500	0.00%

	Common Stock, at fair value (a), (b), (c)
	Biotechnology and Genetic Engineering
1,339,584	Colossal Biosciences Inc. Common Stock	8/18/2025	19,999,989	19,999,989	4.83%
	Total Common Stock, at fair value 4.83%		19,999,989	19,999,989	4.83%

	Forward agreements, at fair value (a), (c), (e)
	Defense Products
84,444	Anduril Industries, Inc. - Forward Agreement to purchase Common Stock (b)	3/5/2025	3,624,674	3,452,071	0.83%

	Mobility Technology
4,000	Waymo LLC - Forward Agreement to purchase Class B Membership Units (b)	5/19/2025	360,000	360,000	0.09%

	Software
64,500	Figma, Inc. - Forward Agreement to purchase Class A Common Stock	4/14/2025	2,064,000	3,178,334	0.77%
	Total Forward Agreements, at fair value 1.69%		6,048,674	6,990,405	1.69%

	Preferred Stock, at fair value (a), (b), (c)
	Financial Technology
222,223	Payward, Inc. (d/b/a Kraken) Series Seed Preferred Stock	7/31/2025	10,001,035	10,000,035	2.41%
	Total Preferred Stock, at fair value 2.41%		10,001,035	10,000,035	2.41%

	Promissory Notes, at fair value (b), (c)
	Defense Products
$490,060	Anduril Industries, Inc. - 5.0% Secured Promissory Note due April 1, 2030 (d)	4/1/2025	490,060	490,060	0.12%
$122,140	Anduril Industries, Inc. - 5.0% Secured Promissory Note due April 9, 2030 (d)	4/9/2025	122,140	122,140	0.03%
$349,515	Anduril Industries, Inc. - 5.0% Secured Promissory Note due July 21, 2030 (d)	7/21/2025	349,515	349,515	0.08%
	Total Promissory Notes, at fair value 0.23%		961,715	961,715	0.23%

	SPVs, at fair value (a), (c), (f)
	Aerospace and Artificial Intelligence (AI)
	FDVC Growth A-1, LLC (economic exposure to Space Exploration Technologies Corp. and X.AI Holdings Corp.) (g)	2/24/2025	50,725,000	51,341,263	12.39%

	Artificial Intelligence (AI)
	Altimeter Adirondack Fund I, L.P. (economic exposure to Anthropic, PBC)	8/25/2025	4,110,600	4,094,558	0.99%
	HOF Capital AF Growth, LLC (economic exposure to Anthropic, PBC) (b)	3/26/2025	5,100,000	11,515,521	2.78%
			9,210,600	15,610,079	3.77%

See Notes to Consolidated Financial Statements.

POWERLAW CORP.

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

SEPTEMBER 30, 2025

Shares/ Principal/ Units Amount	Security	Acquisition Date	Cost	Fair Value	% of Net Assets
	NDH Opportunity Funds LLC - Series 1 (economic exposure to OpenAI Global, LLC)	7/11/2025	68,999,999	67,758,235	16.35%
	Paragon Avo II, A Series of Avo Technology Fund LP, LLC (economic exposure to OpenAI Global, LLC)	4/7/2025	5,375,000	5,138,904	1.24%
			74,374,999	72,897,139	17.59%

	HII Perplexity Series II, a Series of Hii Perplexity, LLC (economic exposure to Perplexity AI, Inc.)	9/12/2025	8,240,207	8,000,201	1.93%

			91,825,806	96,507,419	23.29%
	Defense Products
	AND III, a Series of FDVC Growth, LP (economic exposure to Anduril Industries, Inc.) (b)	3/7/2025	2,243,000	2,488,789	0.60%

	Enterprise Software
	PLRP Capital RP, LP - Investment Class 2 (economic exposure to People Center Inc. d/b/a Rippling) (g)	8/13/2025	4,968,400	4,967,872	1.20%

	Financial Technology
	Fifth Era Coinvestors, LLC (economic exposure to Payward, Inc. (d/b/a Kraken))	7/14/2025	10,890,042	10,106,163	2.44%

	Software
	Syon Capital DB, LP - Investment Class 2 (economic exposure to Databricks, Inc.) (g)	1/16/2025	6,301,737	9,992,673	2.41%
	Horizon Strategic Partners, LP - Series Canva 1 (g)	6/24/2025	16,062,500	15,935,230	3.85%
			22,364,237	25,927,903	6.26%

	Total SPVs, at fair value 46.18%		183,016,485	191,339,409	46.18%

	Total Private Investments, at fair value - United States 55.34%		220,060,058	229,293,053	55.34%

	Total Private Investments, at fair value 58.93%		235,065,087	244,161,503	58.93%

	Short Term Investments, at fair value - United States
	Money Market
819,681	First American Funds, Inc. - Government Obligations Fund 4.04% (h)	9/19/2025	819,681	819,681	0.20%
201,367	First American Funds, Inc. - Government Obligations Fund 4.04% (h)	9/25/2025	201,367	201,367	0.05%
			1,021,048	1,021,048	0.25%

	U.S. Treasury Bills
200,000	U.S. Treasury Bill - March 26, 2026 3.80% (h)	9/25/2025	196,279	196,358	0.04%
102,674,000	U.S. Treasury Bill - March 19, 2026 3.84% (h)	9/26/2025	100,826,381	100,875,152	24.35%
			101,022,660	101,071,510	24.39%

	Total Short Term Investments, at fair value - United States 24.64%		102,043,708	102,092,558	24.64%

	Total Investments, at fair value - United States 79.98%		322,103,766	331,385,611	79.98%

	Total Investments, at fair value 83.57%		$337,108,795	$346,254,061	83.57%

(a)	Non-income producing security.

(b)	Level 3 securities fair valued using significant unobservable inputs. (See Note 2)

(c)	Restricted securities as to resale. (See Note 2)

(d)	Powerlaw Corp. made such loans to the borrowers pursuant to the $961,715 secured promissory notes. Pursuant to the call right agreements, the borrowers granted Powerlaw Corp. the right to purchase 23,562 shares of Anduril Industries, Inc. Class B Common Stock, for an amount equal to the principal amount of the outstanding loans. The number of collateral shares associated with such loans is 31,683 shares of Anduril Industries, Inc. Class B Common Stock.

(e)	Powerlaw Corp. advanced to the counterparties an amount equal to the negotiated purchase price of the counterparties’ portfolio company securities, but the closing of the purchase and transfer of such securities to Powerlaw Corp. will not close until any applicable transfer restrictions and lock-up provisions have expired.

(f)	These special purpose vehicles (“SPVs”) are private investment vehicles that (i) are formed to invest in a particular portfolio company and (ii) are exempt from registration under the Investment Company Act pursuant to section 3(c)(7) of the Investment Company Act. By making a direct investment in these SPVs, Powerlaw Corp. owns a direct ownership interest in these SPVs and an indirect ownership interest in the underlying portfolio company.

(g)	Affiliated SPV

(h)	Rate disclosed is the annualized yield rate.

LLC - Limited Liability Company

LP - Limited Partnership

PBC - a public benefit corporation

See Notes to Consolidated Financial Statements.

POWERLAW CORP.

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

SEPTEMBER 30, 2025

As of September 30, 2025, the Fund’s investments by type are as follows:

Type	Cost at September 30, 2025	Fair Value at September 30, 2025	Percentage of Net Assets
SPVs	$183,016,485	$191,339,409	46.18%
Short term government debt	101,022,660	101,071,510	24.39%
Common stock	35,005,018	34,868,439	8.42%
Preferred stock	10,001,035	10,000,035	2.41%
Forward agreements	6,048,674	6,990,405	1.69%
Money market	1,021,048	1,021,048	0.25%
Promissory notes	961,715	961,715	0.23%
Call right agreements	32,160	1,500	0.00%
	$337,108,795	$346,254,061	83.57%

As of September 30, 2025, the Fund’s investments by industry are as follows:

Industry	Cost at September 30, 2025	Fair Value at September 30, 2025	Percentage of Net Assets
U.S. treasury bills	$101,022,660	$101,071,510	24.39%
Artificial intelligence (AI)	91,825,806	96,507,419	23.29%
Aerospace and artificial intelligence (AI)	50,725,000	51,341,263	12.39%
Financial technology	35,896,106	34,974,648	8.44%
Software	24,428,237	29,106,237	7.03%
Biotechnology and genetic engineering	19,999,989	19,999,989	4.83%
Defense products	6,861,549	6,904,075	1.66%
Enterprise software	4,968,400	4,967,872	1.20%
Money market	1,021,048	1,021,048	0.25%
Mobility technology	360,000	360,000	0.09%
	$337,108,795	$346,254,061	83.57%

See Notes to Consolidated Financial Statements.

POWERLAW CORP.

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

SEPTEMBER 30, 2025

ASSETS:
Non-affiliated investments, at fair value (Cost $259,051,158)	$264,017,023
Affiliated investments, at fair value (Cost $78,057,637)	82,237,038
Cash	263,954
Receivable for unsettled purchases	70,362,509
Deferred offering costs	241,887
Interest receivable	88,439
Prepaid expenses	46,184
Total Assets	417,257,034

LIABILITIES:
Accrued expenses and accounts payable	512,329
Due to Adviser	28,306
Due to investment	18,400
Net deferred tax liabilities	2,368,234
Total Liabilities	2,927,269

NET ASSETS	$414,329,765

COMMITMENTS AND CONTINGENCIES (Note 9)

COMPOSITION OF NET ASSETS
Common stock, $0.0001 par value, 950,000,000 shares authorized 518,914,712 shares issued and outstanding	$51,891
Additional paid-in-capital	411,922,007
Total accumulated earnings and profits	2,355,867
NET ASSETS	$414,329,765

Shares of common stock, $0.0001 par value, 950,000,000 shares authorized 518,914,712 shares issued and outstanding	518,914,712
NET ASSET VALUE PER SHARE	$0.80

See Notes to Consolidated Financial Statements.

POWERLAW CORP.

CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE PERIOD JANUARY 15, 2025 (COMMENCEMENT OF OPERATIONS) THROUGH SEPTEMBER 30, 2025

INVESTMENT INCOME:
Interest income	$1,544,575
Interest income - non affiliated investments	88,439
Total investment income	1,633,014

EXPENSES:
Professional fees	4,321,106
Organizational costs	536,737
Fund administration	286,767
Legal fees	19,107
Other expenses	94,005
Total expenses	5,257,722

NET INVESTMENT LOSS BEFORE INCOME TAXES	(3,624,708)

Tax benefit	360,714

NET INVESTMENT LOSS AFTER INCOME TAXES	(3,263,994)

NET REALIZED LOSS AND CHANGE IN UNREALIZED APPRECIATION ON INVESTMENTS
Net realized loss from non-affiliated investments	(17,379)
Net change in unrealized appreciation on affiliated investments	4,179,401
Net change in unrealized appreciation on non-affiliated investments	4,965,865
Deferred tax expense related to unrealized appreciation on investments	(2,728,948)
Net change in unrealized appreciation on investments	6,416,318

NET REALIZED LOSS AND CHANGE IN UNREALIZED APPRECIATION ON INVESTMENTS	6,398,939

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,134,945

See Notes to Consolidated Financial Statements.

POWERLAW CORP.

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

FOR THE PERIOD JANUARY 15, 2025 (COMMENCEMENT OF OPERATIONS) THROUGH SEPTEMBER 30, 2025

	In Dollars ($)
	Organizer Units	Advisor Units	Class A Units	Class B Units	Class B Feeder Units	Common Stock	Additional Paid-in-Capital	Total Accumulated Earnings and Profits	Total

PowerLaw10, LLC’s members’ equity, January 15, 2025	$-	$-	$-	$-	$-	$-	$-	$-	$-
Capital contributions - cash	-	-	50,000,000	251,099,000	107,301,000	-	-	-	408,400,000
Capital contributions - grants (Note 5)	-	3,573,898	-	-	-	-	-	-	3,573,898
Syndication costs	-	-	(95,356)	(479,031)	(204,691)	-	-	-	(779,078)
Net investment loss	-	-	(417,864)	(2,098,806)	(896,852)	-	-	-	(3,413,522)
Net change in unrealized appreciation on investments	-	-	1,137,435	5,712,084	2,440,926	-	-	-	9,290,445
PowerLaw10, LLC’s members’ equity, September 5, 2025 pre-conversion	-	3,573,898	50,624,215	254,233,247	108,640,383	-	-	-	417,071,743
Recognition of conversion of members’ equity to common stock	-	(3,573,898)	(50,624,215)	(254,233,247)	(108,640,383)	51,891	411,922,007	5,097,845	-
Net investment income	-	-	-	-	-	-	-	149,528	149,528
Net realized loss from investments	-	-	-	-	-	-	-	(17,379)	(17,379)
Net change in unrealized appreciation on investments	-	-	-	-	-	-	-	(2,874,127)	(2,874,127)
Total increase in net assets	$-	$-	$-	$-	$-	$51,891	$411,922,007	$2,355,867	$414,329,765

	In Units
	Organizer Units	Advisor Units	Class A Units	Class B Units	Class B Feeder Units	Common Stock	Additional Paid-in-Capital	Total Accumulated Earnings and Profits	Total

Transactions in units:	-	-	-	-	-	-	-	-	-
Issuance of units	19,142,756	27,462,116	50,000,000	251,099,000	107,301,000	-	-	-	455,004,872
PowerLaw10, LLC’s units, September 5, 2025 pre-conversion	19,142,756	27,462,116	50,000,000	251,099,000	107,301,000	-	-	-	455,004,872
Cancelation of units being converted into common stock	(19,142,756)	(27,462,116)	(50,000,000)	(251,099,000)	(107,301,000)	-	-	-	(455,004,872)
Recognition of conversion of units into common stock	-	-	-	-	-	518,914,712	-	-	518,914,712
Shares outstanding, September 30, 2025	-	-	-	-	-	518,914,712	-	-	518,914,712

See Notes to Consolidated Financial Statements.

POWERLAW CORP.

CONSOLIDATED STATEMENT OF CASH FLOWS

FOR THE PERIOD JANUARY 15, 2025 (COMMENCEMENT OF OPERATIONS) THROUGH SEPTEMBER 30, 2025

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets resulting from operations	$3,134,945
Adjustments to reconcile net increase in net income to net cash used in operating activities:
Professional fees - grants (Note 5)	3,510,561
Fund administration - grants (Note 5)	63,337
Net realized loss from investments	17,379
Net change in unrealized appreciation on affiliated investments	(4,179,401)
Net change in unrealized appreciation on non-affiliated investments	(4,965,865)
Proceeds from sale of investments	207,555,429
Purchases of investments	(544,681,603)
Changes in operating assets and liabilities:
Increase in receivable for unsettled purchases	(70,362,509)
Increase in interest receivable	(88,439)
Increase in prepaid expenses	(46,184)
Increase in accrued expenses and accounts payable	512,329
Increase in due to Adviser	28,306
Increase in due to investment	18,400
Increase in net deferred tax liabilities	2,368,234
Net cash used in operating activities	(407,115,081)

CASH FLOWS FROM FINANCING ACTIVITIES:
Capital contributions - cash	408,400,000
Deferred offering costs	(241,887)
Syndication costs	(779,078)
Net cash provided by financing activities	407,379,035

Net increase in cash	263,954
Cash, beginning balance	-
Cash, ending balance	$263,954

SUPPLEMENTAL DISCLOSURE OF NONCASH FINANCING ACTIVITIES:

Capital contributions - grants (Note 5)	$3,573,898

See Notes to Consolidated Financial Statements.

POWERLAW CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

SEPTEMBER 30, 2025

NOTE 1 – ORGANIZATION

Powerlaw Corp. (the “Fund”) is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund was organized on September 9, 2024 and commenced operations on January 15, 2025, as PowerLaw10, LLC, a Delaware limited liability company. Effective September 5, 2025 the Fund converted to a Maryland corporation and intends to be treated, and to qualify annually, as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended, beginning with taxable year ended September 30, 2026.

The Fund has applied to list its common stock on the Nasdaq Global Market (the “Exchange”) under the symbol PWRL. The listing of its shares must be approved by the Exchange prior to any trading of shares on the Exchange.

The Fund’s investment objective is long-term capital appreciation. It seeks to achieve its investment objective by primarily investing in the equity and equity-linked securities of a concentrated portfolio of approximately 12 to 15 late-stage technology companies. Akkadian CEF Manager, LLC, (the “Adviser”) serves as the Fund’s investment adviser and manages its investments subject to the supervision of the Fund’s Board of Directors.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies utilized by the Fund in the preparation of its consolidated financial statements. All amounts are presented in U.S. dollars. The accompanying consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund qualifies as an investment company and, accordingly, applies the accounting and reporting requirements prescribed under the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services — Investment Companies.

Principles of Consolidation – The Fund consolidates variable interest entities (VIEs) for which it is the primary beneficiary, generally as a result of having the power to direct the activities that most significantly affect the VIE’s economic performance and holding variable interests that convey to the Fund the obligation to absorb losses or the right to receive benefits that could potentially be significant to the VIE. The Fund consolidates entities that are not VIEs when it has a controlling financial interest as a result of majority voting control. The Fund is precluded from consolidating entities that are not investment companies when it is required to measure those entities at fair value in accordance with ASC Topic 946.

The accompanying consolidated financial statements include the accounts of the Fund and its wholly owned and controlled subsidiaries, PowerLaw10, LP a Delaware limited partnership and Verbal Ventures, LP a Delaware limited partnership, which are not VIEs. Consolidation of these subsidiaries is based on the voting interest model, as the Fund controls these subsidiaries through greater than 50% voting ownership. PowerLaw10, LP and Verbal Ventures, LP are investment companies established for the general purpose of executing specific investment transactions on behalf of the Fund. All significant intercompany accounts and transactions have been eliminated in the accompanying consolidated financial statements. At September 30, 2025, the Fund does not hold variable interests in any VIEs for which it is the primary beneficiary.

Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, income, and expenses. Actual results could differ from such estimates due to inherent uncertainty in the estimation process.

Calculation of Net Asset Value – The Fund, as a registered investment company, will calculate its net asset value (“NAV”) as of the close of each quarterly period. NAV is calculated by dividing the value of the Fund’s total assets less its liabilities by the number of shares outstanding. The initial NAV was calculated as of September 5, 2025, the date the Fund converted to a Maryland corporation.

Cash – The Fund considers its investments in Federal Deposit Insurance Corporation (“FDIC”) insured interest bearing accounts to be cash. Cash is valued at face value. The Fund maintains cash balances, which at times may exceed federally insured limits. The Fund maintains these balances with major financial institutions.

Receivable for Unsettled Purchases – The Fund considers investments that were not fully consummated to be receivable for unsettled purchases on the consolidated statement of assets and liabilities.

Investment Transactions and Income Recognition – Investment transactions are accounted for on trade date basis. The Fund realizes gains or losses when securities, other than investments in special purpose vehicles, held by the Fund, are sold or distributed. Realized gains or losses are determined using the specific identification method. The Fund realizes gains or losses from investments in special purpose vehicles when realized gains or losses are recognized by the special purpose vehicles though a distribution to the Fund. The Fund also realizes losses on investments that are deemed worthless. Net change in unrealized appreciation or depreciation on investments represents the change between cost and fair value and is reported as a separate component in the consolidated statement of operations.

Income and Expenses – Interest income is recognized on an accrual basis as it is earned. Dividend income is recorded on the ex-dividend date. Expenses other than offering costs are recognized on an accrual basis as they are incurred.

At the discretion of the Adviser, upon exercise of the Fund’s call right, accrued interest income could be received in cash or added to the return threshold used to calculate any profit share that may be owed to the borrower by the Fund upon any future disposition of the shares purchased pursuant to the call right.

Segment Information – The Fund operates through a single operating and reporting segment. The Fund’s chief operating decision maker (“CODM”) is its Chief Executive Officer Peter Smith. Mr. Smith reviews the financial information by way of the Fund’s portfolio composition (consolidated schedule of investments), total returns, expense ratios and changes in net assets (i.e. changes in net assets resulting from operations, subscriptions and redemptions), which are used by the CODM to assess performance versus the Fund’s comparative benchmarks to make resource allocation decisions for the Fund. The financial information is consistent with that presented within the Fund’s accompanying financial statements.

POWERLAW CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

SEPTEMBER 30, 2025

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES (Continued)

Valuation of Investments – The Fund records its investments at fair value. The Fund’s fair valuation framework incorporates the requirements of Rule 2a-5 under the 1940 Act together with the principles established in ASC Topic 820, Fair Value Measurement (“ASC 820”), issued by the FASB. Rule 2a-5 governs valuation practices for registered investment companies and clarifies the Board’s oversight responsibilities in the valuation process. Pursuant to Rule 2a-5, the Board has designated the Adviser as the “Valuation Designee” to perform fair value determinations.

In accordance with U.S. GAAP, fair value is defined as the price that would be received by selling an asset or paid to transfer a liability (i.e., the exit price) in an orderly transaction between market participants at the measurement date.

In determining fair value, the Fund uses various valuation approaches. The Fund values certain portfolio investments at fair value using the market approach. Under the market approach, fair value is measured based on quoted market prices or other relevant information generated by market transactions involving identical or comparable assets. This approach is applied for investments that have observable market data and is considered the most reliable indicator of fair value when comparable transactions are available.

The Fund classifies these investments within Level 1, Level 2, or Level 3 of the fair value hierarchy, depending on the observability of the inputs used in the valuation. In accordance with U.S. GAAP, a fair value hierarchy for inputs is used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s assumptions about the inputs market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The fair value hierarchy is categorized into three levels based on the inputs as follows:

These inputs are categorized as follows:

Level 1 – Valuations based on unadjusted quoted prices in active markets for identical assets or liabilities that the Fund can access. Valuation adjustments and block discounts are not applied to Level 1 securities. Since valuations are based on quoted prices that are readily and regularly available in an active market, valuation of these securities does not entail a significant degree of judgment.

Level 2 – Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable from independent sources, either directly or indirectly.

Level 3 – Valuations based on inputs that are unobservable and that are significant to the overall fair value measurement.

The availability of valuation techniques and observable inputs can vary from security to security and is affected by a wide variety of factors including, the type of security, whether the security is new and not yet established in the marketplace, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Those estimated values do not necessarily represent the amounts that may be ultimately realized due to the occurrence of future circumstances that cannot be reasonably determined. Because of the inherent uncertainty of valuation, those estimated values may be materially higher or lower than the values that would have been used had a ready market for the securities existed. Accordingly, the degree of judgment exercised by the Fund in determining fair value is greatest for securities categorized in Level 3. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy under which the fair value measurement falls, is determined based on the lowest level input that is significant to the fair value measurement.

Fair value is a market-based measure considered from the perspective of a market participant rather than an entity-specific measure. Therefore, even when market assumptions are not readily available, the Fund’s own assumptions are set to reflect those that market participants would use in pricing the asset or liability at the measurement date. The Fund uses prices and inputs that are current as of the measurement date, including periods of market dislocation. In periods of market dislocation, the observability of prices and inputs may be reduced for many securities. This condition could cause a security to be reclassified to a lower level within the fair value hierarchy.

Investments include privately structured investment vehicles established for the purpose of investing in a specified portfolio company, which operate pursuant to exemptions from registration under the 1940 Act in reliance on Section 3(c)(1) or Section 3(c)(7) (collectively, “special purpose vehicles” or “SPVs”). Such investments are recognized on the closing date, defined as the date on which the Fund commits to purchase or dispose of the securities. The consolidated schedule of investments in these consolidated financial statements reflect the name of the SPV in which each investment was made, along with the primary economic exposure parenthetically.

The Fund’s investments in privately held securities consist of common and preferred stock, forward agreements to purchase common stock or membership units, SPVs, promissory notes and call right agreements. The transaction price, excluding transaction costs, is typically the Fund’s best estimate of fair value at inception. When evidence supports a change to the carrying value from the transaction price, adjustments are made to reflect expected exit values. Ongoing reviews are based on an assessment of each underlying investment, incorporating valuations that consider the financial condition and operating results of the private company, the price of subsequent rounds of financing, valuation metrics and performance multiples of comparable publicly traded companies and precedent merger and acquisition transactions (which closely mirror the investment’s business, scale, operating, and market acceptance), and the private company capital structure, among other factors.

The Fund’s investments in promissory notes are converted to equity securities through exercise of a call right agreement prior to their maturity date. Generally, the stated value of these notes approximates fair value. The Fund may consider other factors to estimate fair value, including proceeds that would be received in a liquidation analysis.

POWERLAW CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

SEPTEMBER 30, 2025

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES (Continued)

The Fund acquires forward contracts through secondary transactions, where it may lack a direct contractual relationship with the counterparty, as well as the ability to enforce rights against or obtain identifying or contact information for such counterparty. In these cases, the Fund does not hold a direct beneficial interest in the underlying securities of the portfolio company but must instead rely on a third party to collect, enforce, and settle rights relating thereto. There is no assurance that such third party will act effectively or successfully in fulfilling these responsibilities.

As a practical expedient, investments in SPVs are valued per the reported net asset value (NAV) as reported by the corresponding SPV’s managers. Adjustments to such NAV would be considered if (a) such NAV was not as of the applicable SPV’s measurement date; (b) it was probable that the applicable SPV would be sold at a value materially different from such NAV; or (c) it was determined in accordance with the Fund’s valuation procedures that the applicable investment company is not being reported at fair value. The Fund may invest in closed-end limited partnerships and limited liability companies with a finite life.

Income Taxes –The Fund intends to be treated, and to qualify annually, as a RIC for U.S. federal income tax purposes. In such capacity, the Fund generally is not subject to U.S. federal corporate income tax, provided it distributes all of its net taxable income and realized capital gains each taxable year.

The Fund has adopted a tax year ending September 30th.

The Fund did not elect RIC treatment prior to September 30, 2025, as it operated in a private capacity initially and was, therefore, ineligible to make the election for the period from January 15, 2025 (commencement of operations) through September 30, 2025. The Fund will first elect RIC status in its federal income tax return for the taxable year ended September 30, 2026. For the period from September 5, 2025 through September 30, 2025, the Fund was a corporation for U.S. tax purposes.

Prior to converting to a Maryland Corporation on September 5, 2025, the Fund was a partnership for U.S. tax purposes. The Fund did not record a provision for U.S. federal, state, or local income taxes because the partners report their share of the Partnership’s income or loss on their income tax returns. However, certain U.S. dividend and interest income may be subject to a maximum 30% withholding tax for limited partners that are foreign entities or foreign individuals. Further, certain non-U.S. dividend and interest income may be subject to a tax at prevailing treaty or standard withholding rates with the applicable country or local jurisdiction. The Partnership files an income tax return in the U.S. federal jurisdiction and may file income tax returns in various U.S. states for 2025 and 2024. 2025 is the final tax year that the Fund will file these partnership tax returns.

The Fund accounts for income taxes under the liability method; under this method, deferred tax assets and liabilities are determined based on differences between financial reporting and tax reporting bases of assets and liabilities and are measured using enacted tax rates and laws that are expected to be in effect when the differences are expected to reverse. Realization of deferred tax assets is dependent upon future earnings.

The Fund utilizes a two-step approach to recognize and measure uncertain tax positions. The first step is to evaluate the tax position for recognition by determining if the weight of available evidence indicates that it is more likely than not that the position will be sustained upon tax authority examination, including resolution of related appeals or litigation processes, if any. The second step is to measure the tax benefit as the largest amount that is more than 50% likely of being realized upon ultimate settlement.

Offering Costs – The Fund incurred costs in connection with listing on the Exchange and United States Securities and Exchange Commission (“SEC”) Form N-2. These costs were recorded as a deferred charge and will be charged to capital when the Fund is declared effective. There were $241,887 of deferred offering costs accrued during the period from January 15, 2025 (commencement of operations) through September 30, 2025, recognized as deferred offering costs on the consolidated statement of assets and liabilities.

Organizational Costs – Organizational costs are expensed as incurred. For the period from January 15, 2025 (commencement of operations) through September 30, 2025, the Fund incurred $536,737 of organizational costs and recorded those costs on the consolidated statement of operations.

Syndication Costs – Syndication costs represent costs incurred in connection with the syndication of membership interests. These costs are reflected as a direct reduction of members’ equity. For the period from January 15, 2025 (commencement of operations) through September 30, 2025, the Fund incurred $779,078 of syndication costs on the consolidated statement of changes in net assets.

Restricted securities – Restricted securities are securities of privately held issuers that may only be resold pursuant to registration under applicable federal securities laws or through transactions exempt from such registration requirements. In certain instances, the issuer of restricted securities may agree, at its own expense, to register such securities for resale, either upon demand by the Fund or in connection with another registered offering.

Many restricted securities may nonetheless be resold in secondary market transactions conducted pursuant to available exemptions from registration. Restricted securities are valued either at prices provided by secondary market dealers or, where no such market quotations are available, at fair value determined in good faith in accordance with methodologies approved by the Adviser. As of February 9, 2026, there is no expected date for such restrictions to be removed from any of the Fund’s restricted securities.

Risks and Uncertainties – All investments are subject to certain risks. Changes in overall market movements, interest rates, or factors affecting a particular industry, can affect the ultimate value of the Fund’s investments. Investments are subject to a number of risks, including the risks that values will fluctuate as a result of changes in expectations for the economy and individual investors.

POWERLAW CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

SEPTEMBER 30, 2025

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES (Continued)

Liquidity and Valuation Risk – Liquidity risk is the risk that securities may be difficult or impossible to sell at the time the Adviser would like or at the price it believes the security is currently worth. Liquidity risk may be increased for certain Fund investments, including those investments in funds with gating provisions or other limitations on investor withdrawals and restricted or illiquid securities. Some SPVs in which the Fund invests may impose restrictions on when an investor may withdraw its investment or limit the amount an investor may withdraw. To the extent that the Adviser seeks to reduce or sell out of a Fund investment at a time or at an amount that is prohibited, the Fund may not have the liquidity necessary to participate in other investment opportunities or may need to sell other investments that it may not have otherwise sold.

A substantial portion of the Fund’s investments are illiquid, as determined by using the SEC standard applicable to registered investment companies (i.e., securities that cannot be disposed of by the Fund within seven calendar days in the ordinary course of business at approximately the amount at which the Fund has valued the securities). Illiquid and restricted securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid and restricted securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of such securities. Investment of the Fund’s assets in illiquid and restricted securities may also restrict the Fund’s ability to take advantage of market opportunities.

Valuation risk is the risk that one or more of the securities in which the Fund invests are priced differently than the value realized upon such security’s sale. In times of market instability, valuation may be more difficult, in which case the Adviser’s judgment may play a greater role in the valuation process.

Concentration Risk – Many of the Fund’s investments will be in U.S. private companies in the technology sector and therefore will be particularly exposed to the risks attendant to investments in that sector. Investors generally have no assurance as to the degree of diversification of the Fund’s investments, either by geographic region, asset type or sector. Accordingly, a significant portion of the Fund’s investments may be made in relatively few geographic regions, asset types, security types or industry sectors. For example, as of September 30, 2025, approximately 35.68% of the Fund’s investment portfolio is invested in private technology companies in the artificial intelligence and aerospace industry. Any such concentration of risk may increase losses suffered by the Fund, which could have a material adverse effect on the Fund’s overall financial condition.

General SPV Risks – The Fund’s investments in SPVs will typically require us to bear a pro rata share of the vehicles’ expenses, including operating and offering related costs, which could result in higher expenses than if the Fund invested in the single underlying portfolio company directly. Because SPVs are generally organized by managers unaffiliated with the Fund or the Adviser, the Fund will typically be one of many investors in the SPV. In purchasing an SPV interest, the Fund entrusts all aspects of the management of the SPV to its manager. SPVs are generally organized as limited liability companies, and to the extent an SPV is organized as a Delaware Series LLC, the Fund would be subject to the risks inherent in investing in a Delaware Series LLC. Some SPVs in which the Fund invest may impose restrictions on when investors may withdraw their investment or limit the amounts investors may withdraw. To the extent the Fund seeks to reduce or sell an investment at a time or in an amount that is prohibited, the Fund may not have the liquidity necessary to participate in other investment opportunities or may need to sell other investments that it may not have otherwise sold. Additionally, SPVs are not publicly traded and therefore may not be as liquid as other types of investments. Further, the fair value of investments in SPVs may differ from the value of the underlying securities were the Fund to hold such securities directly. Finally, as investors in an SPV, the Fund owns interests in the SPV and has no ownership rights to the underlying securities. These characteristics present additional risks for stockholders. Individual SPVs that the Fund invests in may have different terms and structures, which may present unique risks and result in different fee levels.

Counterparty Risk – The Fund is exposed to counterparty risk from the potential failure of a holder of a portfolio company’s securities to perform in accordance with the agreed upon terms of the investment arrangement, including for the Fund’s investments in forwards, call rights, and loans. The maximum risk of loss from counterparty risk to the Fund is the fair value of the contracts. The Fund considers the effects of counterparty risk when determining the fair value of each investment.

Market Disruption and Geopolitical Risk – The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. War, terrorism, and related geopolitical events (and their aftermath) have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Likewise, natural, and environmental disasters, such as, for example, earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, as well as the spread of infectious illness or other public health issues, including widespread epidemics or pandemics, and systemic market dislocations can be highly disruptive to economies and markets. Those events as well as other changes in non-U.S. and domestic economic and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of Fund Investments.

POWERLAW CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

SEPTEMBER 30, 2025

NOTE 3 – FAIR VALUE MEASUREMENTS

As of September 30, 2025, the Fund’s investments were categorized as follows in the fair value hierarchy, as described in Note 2:

	Investments, at Value Measurement Using
Type (a)	Level 1	Level 2	Level 3	Total
Short term government debt	$101,071,510	$-	$-	$101,071,510
Common stock	-	-	34,868,439	34,868,439
SPVs	-	-	14,004,310	14,004,310
Preferred stock	-	-	10,000,035	10,000,035
Forward agreements	-	3,178,334	3,812,071	6,990,405
Money market	1,021,048	-	-	1,021,048
Promissory notes	-	-	961,715	961,715
Call right agreements	-	-	1,500	1,500
Investments at value	$102,092,558	$3,178,334	$63,648,070	$168,918,962

Investments measured at NAV (b)				177,335,099
Investments				$346,254,061

(a)	For detailed descriptions and other security classifications, see the accompanying consolidated schedule of investments.

(b)	In accordance with ASC 820, certain investments that were measured at NAV per share (or its equivalent) as a practical expedient have not been classified in the fair value hierarchy. The Fund has made commitments to investments measured at NAV. As of September 30, 2025 the balance of unfunded commitments is zero.

The Fund assesses the levels of the investments at each measurement date, and transfers between levels are recognized on the last day of the reporting period in accordance with the Fund’s accounting policy regarding the recognition of transfers between levels of the fair value hierarchy. The following table presents changes in assets classified in Level 3 of the fair value hierarchy during the period from January 15, 2025 (commencement of operations) through September 30, 2025 attributable to the following:

	Common Stock	SPVs	Preferred Stock	Forward Agreements	Promissory Notes	Call Right Agreements	Total
Balance as of January 15, 2025	$-	$-	$-	$-	$-	$-	$-
Purchases of investments	35,005,018	7,342,999	10,001,035	6,048,674	961,715	32,160	59,391,601
Net change in unrealized appreciation/(depreciation) on investments	(136,579)	6,661,311	(1,000)	941,731	-	(30,660)	7,434,803
Transfer out of Level 3[1]	-	-	-	(3,178,334)	-	-	(3,178,334)
Balance as of September 30, 2025	$34,868,439	$14,004,310	$10,000,035	$3,812,071	$961,715	$1,500	$63,648,070

Net change in unrealized appreciation/(depreciation) on investments for the period for the investments still held at September 30, 2025	$(136,579)	$6,661,311	$(1,000)	$941,731	$-	$(30,660)	$7,434,803

[1]	During	the period from January 15, 2025 through September 30, 2025, there are no other transfers.

POWERLAW CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

SEPTEMBER 30, 2025

NOTE 3 – FAIR VALUE MEASUREMENTS (Continued)

The following table summarizes the quantitative inputs and assumptions used for investments classified as Level 3 of the fair value hierarchy as of September 30, 2025:

Type	Fair Value at September 30, 2025	Valuation Technique	Unobservable Input	Range of Inputs
Common stock	$34,868,439	Market approach	Recent transaction price	n/a
SPVs	11,515,521	Market approach	Tender offer	n/a
	2,488,789	Market approach	Recent round of funding	n/a
Preferred stock	10,000,035	Market approach	Recent transaction price	n/a
Forward agreements	3,812,071	Market approach	Recent transaction price	n/a
Promissory notes	961,715	Market approach	Recent transaction price	n/a
Call right agreements	1,500	Market approach	Recent transaction price	n/a
	$63,648,070

Significant increases or decreases in any of the unobservable inputs in isolation may result in a significantly higher or lower fair value measurement.

NOTE 4 – RELATED PARTY TRANSACTIONS, INVESTMENT ADVISORY AND OTHER AGREEMENTS

The Fund entered into an investment advisory agreement with the Adviser (the “Investment Advisory Agreement”). Under the Investment Advisory Agreement, commencing upon the date that the registration statement is declared effective by the SEC, the Fund will pay the Adviser a management fee, payable quarterly, in the amount equal to 2.50% of the Fund’s average total assets (which excludes cash and cash equivalents, but includes assets financed using leverage) as the end of the two most recently completed quarters. Prior to the date Powerlaw Corp.’s registration with the SEC becomes effective, the Adviser will not charge a management fee.

In connection with certain investments by the Fund, the Fund invests via SPVs, and some of these SPVs charge fees. For the period from January 15, 2025 (commencement of operations) through September 30, 2025, such fees were as follows:

Special Purpose Vehicle	Management Fees(a)	Incentive Fees(a)
AND III, a Series of FDVC Growth, LP (economic exposure to Anduril Industries, Inc.)	10.00%	20.00%
Altimeter Adirondack Fund I, L.P. (economic exposure to Anthropic, PBC)	1.25%	15.00%
Fifth Era Coinvestors, LLC (economic exposure to Payward, Inc. (d/b/a Kraken))	7.00%	None
FDVC Growth A-1, LLC (economic exposure to Space Exploration Technologies Corp. and X.AI Holdings Corp.)	None	None
HOF Capital AF Growth, LLC (invested in Anthropic, PBC)	None	None
HII Perplexity Series II, a Series of Hii Perplexity, LLC (economic exposure to Perplexity AI, Inc.)	None	None
Horizon Strategic Partners, LP – Series Canva 1	3.33%	None
NDH Opportunity Funds LLC - Series 1 (economic exposure to OpenAI Global, LLC)	7.78%	None
Paragon Avo II, A Series of Avo Technology Fund LP, LLC (economic exposure to OpenAI Global, LLC)	6.00%	None
Syon Capital DB, LP – Investment Class 2 (economic exposure to Databricks, Inc.)	None	None
PLRP Capital RP, LP – Investment Class 2 (economic exposure to People Center Inc. d/b/a Rippling)	None	None

(a)	The effects of management and incentive fees, if applicable, have been incorporated in the fair value of the SPVs. Each SPV’s management fee is either due upon purchase of the SPV, or the percentage above is accrued quarterly over a one- or two-year period.

Effective January 15, 2025, (commencement of operations) Radeeza Services, LLC serves as administrator to the Fund. Effective September 10, 2025 U.S. Bank National Association serves as the Fund’s custodian and effective October 7, 2025 Continental Stock Transfer Agent serves as the Fund’s transfer and dividend paying agent and registrar.

As of September 30, 2025, directors, officers and employees of the Adviser held ownership of 9.39% of the Fund’s outstanding shares.

The Adviser has made payments of the Fund’s expenses, and the Fund intends to reimburse the Adviser for these expenses. As of September 30, 2025, the reimbursable balance due to the Adviser is $28,306 as reported on the consolidated statements of assets and liabilities.

POWERLAW CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

SEPTEMBER 30, 2025

NOTE 5 – CAPITAL TRANSACTIONS

For the period January 15, 2025 (commencement of operations) through September 5, 2025, PowerLaw10, LLC received the following capital contributions to fund its investments and operating expenses and issued the corresponding units of membership interest. On September 5, 2025, PowerLaw10, LLC converted to a Maryland corporation (the “Conversion” and such corporation Powerlaw Corp.), such units of membership interests converted into the corresponding number of shares of common stock pursuant to the conversion ratios set forth in PowerLaw10, LLC’s Second Amended and Restated Operating Agreement, dated June 10, 2025 (the “Operating Agreement”). In addition, pursuant to the PowerLaw10, LLC Equity Incentive Plan, dated September 9, 2024, PowerLaw10, LLC was authorized to issue 25,000,000 Organizer Units and 15,000,000 Advisor Units. Pursuant to the Operating Agreement, upon the Conversion, the (a) 25,000,000 Organizer Units would have converted into 54,268,121 shares of common stock and (b) 15,000,000 Advisor Units would have converted into 15,303,750 shares of common stock, which would have resulted in an aggregate of 69,571,908 shares of common stock issued upon the conversion of the Organizer Units and Advisor Units. However, prior to the Conversion and pursuant to the Operating Agreement, 5,857,244 of the Organizer Units were converted into 12,462,116 Advisor Units. As a result, immediately prior to the Conversion, PowerLaw10, LLC had 19,142,756 Organizer Units outstanding and 27,462,116 Advisor Units outstanding. Upon the Conversion, the (i) 19,142,756 Organizer Units converted into 41,553,672 shares of common stock and (ii) 27,462,116 Advisor Units converted into 28,018,199 shares of common stock, which resulted in an aggregate of 69,571,908 shares of common stock issued upon the conversion of the Organizer Units and Advisor Units.

Classes of	Capital	Numbers of Membership	Conversion		Common Stock
Membership Interests	Contributions	Interests	Ratio		Shares
Class A Units	$50,000,000	50,000,000	1.2000	x	60,000,000
Class B Units	$251,099,000	251,099,000	1.1040	x	277,213,296
Class B Feeder Units	$107,301,000	107,301,000	1.0450	x	112,129,545
Advisor Units	$-	27,462,116	1.02025	x	28,018,199
Organizer Units	$-	19,142,756	2.1707	x	41,553,672
	$408,400,000	455,004,872			518,914,712

The Organizer Units and Advisor Units were issued pursuant to the PowerLaw10, LLC Equity Incentive Plan, dated September 9, 2024. The Fund applied ASC 718 Compensation-Stock Compensation to account for the Organizer Units and Advisor Units. No cash was paid in connection with the issuance of the Organizer Units and the Advisor Units. The Fund applied the weighted expected return method to estimate the fair value at grant date and at any modification date. Following the initial grants, two modifications occurred: (1) the conversion of Organizer Units to Advisor Units, described above, and (2) the conversion of Advisor Units at the Conversion date in excess of the stated Advisor Units conversion total per the Operating Agreement, which resulted in a value of $3,573,898, which is recorded in the consolidated statement of operations as professional fees and fund administration expense in the amount of $3,510,561 and $63,337, respectively. As of September 30, 2025, there is no recognized compensation expense related to the Organizer Units and Advisor Units.

Certain grants of Advisor Units, representing 17,623,778 Units, were accounted for under ASC 505 Equity, whereby the grants were accounted for a fair value utilizing a probability weighted expected return method. No expense was recorded for these grants.

PowerLaw10, LLC anticipates that the Conversion will be a treated as a tax-free contribution by PowerLaw10, LLC of its assets to Powerlaw Corp. pursuant to section 351 of the Internal Revenue Code of 1986, as amended.

NOTE 6 – INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than short-term securities, for the period from January 15, 2025 (commencement of operations) to September 30, 2025, were as follows:

Cost of investment purchases	$235,065,087
Proceeds from investments sold	$-

NOTE 7 – INCOME TAXES

For financial reporting purposes, income or (loss) before provision for income taxes, includes the following components for the period from September 5, 2025 (Conversion date) to September 30, 2025:

Income / (Loss) Before Income Taxes
Domestic	$(372,945)
Foreign	-
Total Income / (Loss) Before Income Taxes	$(372,945)

No income taxes were paid for the period from January 15, 2025 (commencement of operations) to September 30, 2025.

POWERLAW CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

SEPTEMBER 30, 2025

NOTE 7 – INCOME TAXES (Continued)

The U.S. federal and California provision (benefit) for income taxes consists of the following for the period from the period from September 5, 2025 (Conversion date) to September 30, 2025:

Current Tax Expense (Benefit)
U.S federal	$-
U.S. state	-
Foreign	-
Total Current Tax Expense (Benefit)	$-

Deferred Tax Expense (Benefit)
U.S federal	$1,620,111
U.S. state	748,123
Foreign	-
Total Deferred Tax Expense (Benefit)	$2,368,234

Total Income Tax Expense (Benefit)
U.S federal	$1,620,111
U.S. state	748,123
Foreign	-
Total Income Tax Expense (Benefit)	$2,368,234

Income tax provision (benefit) related to continuing operations differs from the amounts computed by applying the statutory income tax rate of 21% to pretax loss as follows for the period from September 5, 2025 (Conversion date) to September 30, 2025:

	Amount	Percent
U.S. Federal Provision (Benefit)
At statutory rate	$(78,318)	21.00%
State income taxes, net of federal effect	591,017	(158.47)%
Nontaxable or nondeductible items	194	(0.05)%
Other
Change in tax status	1,855,341	(497.48)%
Total Income Tax Expense (Benefit)	$2,368,234	(635.00)%

Deferred income taxes reflect the net tax effects of loss and credit carryforwards and temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of the Fund’s deferred tax assets for federal and state income taxes are as follows for the period from September 5, 2025 (Conversion date) to September 30, 2025:

Deferred Tax Assets
U.S federal and state NOL carryforward	$81,623
Capital loss carryforward	9,187
Other intangibles	269,904
Deferred state income tax	-
Total deferred tax assets	360,714
Less: valuation allowance	-
Total Deferred Tax Assets	360,714

Deferred Tax Liabilities
Unrealized appreciation on investments	(2,728,948)
Total Deferred Tax Liabilities	(2,728,948)

Net Deferred Tax Liabilities	$(2,368,234)

Realization of our deferred tax assets is dependent upon future earnings, if any, the timing, and amount of which are uncertain. Because of the Fund’s U.S. earnings history prior to the conversion, the U.S. deferred tax assets have not been fully offset by a valuation allowance. Each reporting period, management will evaluate the need for a valuation allowance and may change its conclusion in a future period based on any change in facts.

As of September 30, 2025, the Fund had a net operating loss carryforward for federal income tax purposes of approximately $154,395, which are not subject to expiration. The Fund had a total state net operating loss carryforward of approximately $154,395, which will begin to expire in 2045. Utilization of some of the federal and state net operating loss are subject to annual limitations due to the “change in ownership” provisions of the Internal Revenue Code of 1986 and similar state provisions. The annual limitations may result in the expiration of net operating losses before utilization.

The Fund has incurred net operating losses since inception, and the Fund does not have any significant unrecognized tax benefits. The Fund’s policy is to include interest and penalties related to unrecognized tax benefits, if any, within the provision for taxes in the consolidated statements of operations.

POWERLAW CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

SEPTEMBER 30, 2025

NOTE 7 – INCOME TAXES (Continued)

The Fund will be filing its initial federal and state income tax returns for the period from September 5, 2025 (Conversion date) to September 30, 2025. The jurisdictions have varying statutes of limitations. The tax year will remain open to examination due to the carryover of unused net operating losses.

During the period from January 15, 2025 (commencement of operations) to September 30, 2025, no interest or penalties were required to be recognized relating to unrecognized tax benefits.

NOTE 8 – INDEMNIFICATIONS

The Fund indemnifies its officers and directors for certain liabilities that may arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, however based on industry experience, the Fund expects the risk of loss due to these indemnifications to be remote.

NOTE 9 – COMMITMENTS AND CONTINGENCIES

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties, and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

The Fund may be required to provide financial support in the form of investment commitments to certain SPVs as part of the conditions for entering into such investments. As of September 30, 2025, the Fund did not have any unfunded commitments and did not provide any financial support.

The Fund is not currently subject to any material legal proceedings, and to the Fund’s knowledge, no material legal proceedings are threatened against the Fund. From time to time, the Fund may be a party to certain legal proceedings in the ordinary course of business, including proceedings related to the enforcement of the Fund’s rights under contracts with its portfolio companies. While the outcome of any legal proceedings cannot be predicted with certainty, to the extent the Fund becomes party to such proceedings, the Fund would assess whether any such proceedings will have a material adverse effect upon its financial condition or results of operations.

NOTE 10 – SUBSEQUENT EVENTS

The Fund filed a registration statement with the SEC (the “Registration Statement”) to register shares of the Fund under the 1940 Act on September 17, 2025. As of the date of the completion of the consolidated financial statements, the Registration Statement was not yet effective.

Management has evaluated subsequent events through the date these consolidated financial statements were issued and has determined that there were no subsequent events to report through the issuance of these consolidated financial statements except as noted below.

The Fund received $69,784,920 in proceeds from canceled unsettled purchases during the period from October 1, 2025 through the issuance of these consolidated financial statements.

POWERLAW CORP.

CONSOLIDATED FINANCIAL HIGHLIGHTS

SEPTEMBER 30, 2025

	FOR THE PERIOD JANUARY 15, 2025 (COMMENCEMENT OF OPERATIONS) THROUGH SEPTEMBER 5, 2025 (a)						FOR THE PERIOD SEPTEMBER 5, 2025 (POST CONVERSION) THROUGH SEPTEMBER 30, 2025
	Class A Units		Class B Units		Class B Feeder Units		Common Stock
Net asset value, beginning of period	$-		$-		$-		$0.80
Net asset value of contributions	1.00		1.00		1.00		-
Syndication costs	-		-		-		-
Net investment income after income taxes	(0.01)		(0.01)		(0.01)		-	(d),(e)
Net realized loss on investments	-		-		-		-
Net change in unrealized appreciation on							(0.01	)(d),(f)
investments	0.02		0.02		0.02		0.81
Net increase in net asset value from operations	0.01		0.01		0.01		0.80
Net asset value, September 5, 2025 pre-conversion	1.01		1.01		1.01		N/A
Recognition of conversion of members’ equity to common stock	(0.21)		(0.21)		(0.21)		N/A
Net asset value, end of period	$0.80		$0.80		$0.80		$0.80
IRR
IRR, September 5, 2025 preconversion (b)	2.34%		10.71%		5.54%		N/A
Total Return
Total return on net asset value	N/A		N/A		N/A		(0.66	)%(g),(h)
Ratios/Supplemental Data (annualized except for organization costs)
Operating expenses	2.15	%(c)	9.24	%(c)	2.89	%(c)		1.49%
Tax benefit	0.00%		0.00%		0.00%			0.09%
Expenses after tax benefit	2.15%		9.24%		2.89%			1.40%
Net investment (loss) income	(1.60	)%(c)	(6.87	)%(c)	(2.15	)%(c)		0.53%
Portfolio turnover rate	N/A		N/A		N/A			39.69%

(a)	The Fund is required to disclose the financial highlights. Prior to the Fund converting to a Maryland corporation on September 5, 2025 the Fund’s financial highlights are for the common interest in PowerLaw10, LLC (i.e., the members’ interest - comprising of Class A Units, Class B Units, and Class B Feeder Units). These financial highlights consist of operating expenses and net investment loss ratios for the period from January 15, 2025 (commencement of operations) to September 5, 2025 and the Internal Rate of Return (IRR) commencement of operations of PowerLaw10, LLC, net of all fees and profit allocations to the Adviser through September 5, 2025. An individual investor’s ratio may vary from those ratios.

(b)	IRR was computed since commencement of operations based on the due date of capital contributions, outflows and PowerLaw10, LLC’s ending members’ equity as of September 5, 2025 pre-conversion.

(c)	Net investment loss is the members’ share of interest income and other income earned, net of expenses. Expenses include the members’ share of expenses. The ratios above are computed based upon the aggregate quarterly weighted average partners’ capital of PowerLaw10, LLC for the period from January 15, 2025 (commencement of operations) to September 5, 2025.

(d)	Based on average shares outstanding.

(e)	Net investment income after income taxes includes a tax benefit of less than $0.01 per share.

(f)	Net change in unrealized appreciation on investments includes deferred tax expense related to unrealized appreciation on investments of $(0.01) per share.

(g)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on the fund distributions or the redemption of fund shares. Total investment return calculated for a period less than one year is not annualized.

(h)	The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from the financial statements.

See Notes to Consolidated Financial Statements.

KPMG LLP

Aon Center

Suite 5500

200 E. Randolph Street

Chicago, IL 60601-6436

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of

Powerlaw Corp.:

Opinion on the Consolidated Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of Powerlaw Corp. (the Fund), including the consolidated schedule of investments, as of September 30, 2025, the related consolidated statements of operations, changes in net assets, and cash flows for the period from January 15, 2025 (commencement of operations) through September 30, 2025, and the related notes (collectively, the consolidated financial statements) and the financial highlights for the period from January 15, 2025 (commencement of operations) through September 30, 2025. In our opinion, the consolidated financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2025, the results of its operations, changes in its net assets, and its cash flows for the period from January 15, 2025 (commencement of operations) through September 30, 2025, and the financial highlights for the period from January 15, 2025 (commencement of operations) through September 30, 2025, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These consolidated financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these consolidated financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audit included performing procedures to assess the risks of material misstatement of the consolidated financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements and financial highlights. Such procedures also included confirmation of securities owned as of September 30, 2025, by correspondence with custodians and issuers of securities; when replies were not received from the issuers, we performed other auditing procedures. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements and financial highlights. We believe that our audit provides a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2025.

Chicago, Illinois

December 12, 2025

PART C - OTHER INFORMATION

ITEM 25. FINANCIAL STATEMENTS AND EXHIBITS

(1) Financial Statements:

Part A:	None
Part B:

Consolidated Schedule of Investments as of December 31, 2025 (Unaudited)

Consolidated Statement of Assets and Liabilities as of December 31, 2025 (Unaudited)

Consolidated Statement of Operations for the three months ended December 31, 2025 (Unaudited)

Consolidated Statement of Changes in Net Assets for the three months ended December 31, 2025 (Unaudited)

Consolidated Statement of Cash Flows for the three months ended December 31, 2025 (Unaudited)

Financial Highlights for the period January 15, 2025 (Commencement of Operations) through December 31, 2025 (Unaudited)

Consolidated Schedule of Investments as of September 30, 2025

Consolidated Statement of Assets and Liabilities as of September 30, 2025
Consolidated Statement of Operations for the period January 15, 2025 (Commencement of Operations) through September 30, 2025
Consolidated Statement of Changes in Net Assets for the period January 15, 2025 (Commencement of Operations) through September 30, 2025
Consolidated Statement of Cash Flows for the period January 15, 2025 (Commencement of Operations) through September 30, 2025
Consolidated Financial Highlights for the period January 15, 2025 (Commencement of Operations) through September 30, 2025

(2) Exhibits:

(a)(1)	Articles of Incorporation(1)
(a)(2)	Certificate of Correction(2)
(a)(3)	Articles of Amendment(2)
(b)	Amended and Restated Bylaws(2)
(c)	Not Applicable
(d)	Not Applicable
(e)	Distribution Reinvestment Plan*
(f)	Not Applicable
(g)	Investment Advisory Agreement(1)
(h)	Not Applicable
(i)	Not Applicable
(j)	Custody Agreement(1)
(k)(1)	Fund Administration Services Agreement(1)
(k)(2)	License Agreement(1)
(k)(3)	Form of Indemnification Agreement*
(k)(4)	Credit Agreement*
(k)(5)	Pledge Agreement*
(k)(6)	Account Control Agreement*
(l)	Opinion and Consent of Maryland Counsel*
(m)	Not Applicable
(n)	Consent of Independent Registered Public Accounting Firm*
(o)	Not Applicable
(p)	Not Applicable
(q)	Not Applicable
(r)(1)	Code of Ethics of Registrant(1)
(r)(2)	Code of Ethics of Adviser(1)
(s)	Filing Fee Table(2)
(t)	Power of Attorney(2)

*	Filed herewith.
(1)	Incorporated herein by reference to the Registrant’s registration statement on Form N-2 (File Nos. 333-290337, 811-24121), filed on September 17, 2025.
(2)	Incorporated herein by reference to the Registrant’s registration statement on Form N-2 (File Nos. 333-290337, 811-24121), filed on December 23, 2025.

ITEM 26. MARKETING ARRANGEMENTS

Not Applicable.

ITEM 27. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

The following table sets forth the estimated expenses to be incurred in connection with the offering described in this registration statement. All figures are estimates.

Registration Fees	$137,000
Exchange Listing Fee	$64,000
Printing	$30,000
Legal	$658,000
Accounting	$70,000
Miscellaneous[1]	$882,000
Total	$1,841,000

1. Includes one-time fee related to the listing of the company. These expenses are non-recurring and are not expected to be incurred on an ongoing basis.

ITEM 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

No person is directly or indirectly under common control with Registrant, except that the Registrant may be deemed to be controlled by Akkadian CEF Manager, LLC (the “Adviser”), the investment adviser to the Registrant. The Adviser was formed under the laws of the State of Delaware in 2025. Additional information regarding the Adviser is set out in its Form ADV, as filed with the Securities and Exchange Commission (SEC File No. 801-134282).

ITEM 29. NUMBER OF HOLDERS OF SECURITIES

Set forth below is the number of holders of securities of the Registrant as of February 2, 2026:

Title of Class	Number of Record Holders
Common Stock	596

ITEM 30. INDEMNIFICATION

Section 2-418 of the Maryland General Corporation Law allows for the indemnification of officers, directors and any corporate agents in terms sufficiently broad to indemnify these persons under certain circumstances for liabilities, including reimbursement for expenses, incurred arising under the Securities Act. Our certificate of incorporation and bylaws provide that we shall indemnify our directors and officers to the fullest extent authorized or permitted by law and this right to indemnification shall continue as to a person who has ceased to be a director or officer and shall inure to the benefit of his or her heirs, executors and personal and legal representatives; provided, however, that, except for proceedings to enforce rights to indemnification, we are not obligated to indemnify any director or officer (or his or her heirs, executors or personal or legal representatives) in connection with a proceeding (or part thereof) initiated by the person unless the proceeding (or part thereof) was authorized or consented to by the Board. The right to indemnification conferred includes the right to be paid by us the expenses incurred in defending or otherwise participating in any proceeding in advance of its final disposition.

So long as we are regulated under the 1940 Act, the above indemnification is limited by the 1940 Act or by any valid rule, regulation or order of the SEC thereunder. The 1940 Act provides, among other things, that a company may not indemnify any director or officer against liability to it or its security holders to which he or she might otherwise be subject by reason of his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office unless a determination is made by final decision of a court, by vote of a majority of a quorum of directors who are disinterested, non-party directors or by independent legal counsel that the liability for which indemnification is sought did not arise out of the foregoing conduct.

The Adviser and its affiliates (each, an “Indemnitee”) are not liable to us for (i) mistakes of judgment or for action or inaction that such person reasonably believed to be in our best interests absent such Indemnitee’s gross negligence, knowing and willful misconduct, or fraud or (ii) losses or expenses due to mistakes of judgment, action or inaction, or the negligence, dishonesty or bad faith of any broker or other agent of the Fund who is not an affiliate of such Indemnitee, provided that such person was selected, engaged or retained without gross negligence, willful misconduct, or fraud.

We will indemnify each Indemnitee against any liabilities relating to the offering of our common stock or our business, operation, administration or termination, if the Indemnitee acted in good faith and in a manner it believed to be in, or not opposed to, our interests and except to the extent arising out of the Indemnitee’s gross negligence, fraud or knowing and willful misconduct. We may pay the expenses incurred by the Indemnitee in defending an actual or threatened civil or criminal action in advance of the final disposition of such action, provided the Indemnitee agrees to repay those expenses if found by adjudication not to be entitled to indemnification.

Insofar as indemnification for liability arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, we have been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by us of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, we will, unless in the opinion of our counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by us is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 31. BUSINESS AND OTHER CONNECTIONS OF ADVISER

A description of any other business, profession, vocation, or employment of a substantial nature in which the Adviser, and each managing director, executive officer or partner of the Adviser, is or has been, at any time during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set out in the Prospectus in the section entitled “Management of the Fund” and in the section of the Statement of Additional Information captioned “Management of the Fund.” The information required by this Item 31 with respect to each director, officer or partner of the Adviser is incorporated by reference to Form ADV with the Securities and Exchange Commission pursuant to the Investment Advisors Act of 1940, as amended (File No. 801-134282).

ITEM 32. LOCATION OF ACCOUNTS AND RECORDS

All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act, and the rules thereunder are maintained at the offices of:

The Fund
Powerlaw Corp.
631 Folsom Street Ste A & B
San Francisco, California 94107-3850

Transfer Agent

Continental Stock Transfer & Trust

1 State Street, 30th Floor

New York, New York 10004-1561

Custodian
U.S. Bank National Association
5065 Wooster Road
Cincinnati, Ohio 45226

Adviser
Akkadian CEF Manager, LLC
631 Folsom Street Ste A & B
San Francisco, California 94107-3850

Administrator
Paralel Technologies LLC
1700 Broadway, Suite 1850
Denver, Colorado 80290

ITEM 33. MANAGEMENT SERVICES

Not Applicable.

ITEM 34. UNDERTAKINGS

(1)	We undertake to suspend the offering of shares until the prospectus is amended if (1) subsequent to the effective date of its registration statement, the NAV declines more than 10% from its NAV as of the effective date of the registration statement; or (2) the NAV increases to an amount greater than the net proceeds as stated in the prospectus.

(2)	Not Applicable.

(3)	Not Applicable.

(4)	We undertake that:

a.	For the purpose of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by us pursuant to Rule 424(b)(1) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective.

b.	For the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(5)	Not Applicable.

(6)	Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

(7)	The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any prospectus or Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Pre-Effective Amendment to the Registration Statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Francisco and the State of California, on the 9th day of February, 2026.

Powerlaw Corp.

/s/ Peter Smith
By:	Peter Smith
Title:	President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement on Form N-2 has been signed below by the following persons in the capacities indicated on the 9th day of February, 2026.

Signature	Title

*Vivian Chow	Director
Vivian Chow

*Nicholas Earl	Director
Nicholas Earl

*Lars Leckie	Director
Lars Leckie

*Benjamin Black	Director
Benjamin Black

*Michael Dinsdale	Director, Chief Executive Officer
Michael Dinsdale

/s/ Peter Smith	President (Principal Executive Officer)
Peter Smith

/s/ Tracy Hogan	Chief Financial Officer and Treasurer
Tracy Hogan	(Principal Financial Officer and Principal Accounting Officer)

*/s/ Peter Smith
Peter Smith, Attorney-in-Fact, pursuant to a power of attorney as Exhibit (t) to the Fund’s Registration Statement on Form N-2, as filed with the SEC on December 23, 2025, and incorporated herein by reference.

EXHIBIT INDEX

(e)	Distribution Reinvestment Plan
(k)(3)	Form of Indemnification Agreement
(k)(4)	Credit Agreement
(k)(5)	Pledge Agreement
(k)(6)	Account Control Agreement
(l)	Opinion and Consent of MD Counsel
(n)	Consent of Independent Registered Public Accounting Firm